As filed with the Securities and Exchange Commission on May 6, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31, 2013

Date of reporting period: February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange

Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Thematic Opportunities Fund

Guardian Fund

International Equity Fund
(Formerly International Institutional Fund)

International Large Cap Fund

Intrinsic Value Fund

Class A Shares
Class C Shares
Class R3 Shares

Large Cap Disciplined Growth Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Select Equities Fund

Small Cap Growth Fund

Socially Responsive Fund

Value Fund

Semi-Annual Report

February 28, 2013

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Emerging Markets Equity Fund	2
Equity Income Fund	5
Focus Fund	8
Genesis Fund	11
Global Equity Fund	14
Global Thematic Opportunities Fund	17
Guardian Fund	20
International Equity Fund (Formerly International Institutional Fund)	23
International Large Cap Fund	26
Intrinsic Value Fund	29
Large Cap Disciplined Growth Fund	32
Large Cap Value Fund	35
Mid Cap Growth Fund	38
Mid Cap Intrinsic Value Fund	41
Multi-Cap Opportunities Fund	44
Real Estate Fund	47
Select Equities Fund	50
Small Cap Growth Fund	53
Socially Responsive Fund	56
Value Fund	59
FUND EXPENSE INFORMATION	67
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS
Emerging Markets Equity Fund	71
Equity Income Fund	74
Focus Fund	76
Genesis Fund	77
Global Equity Fund	80
Global Thematic Opportunities Fund	83

Guardian Fund	86
International Equity Fund (Formerly International Institutional Fund)	87
International Large Cap Fund	90
Intrinsic Value Fund	93
Large Cap Disciplined Growth Fund	95
Large Cap Value Fund	97
Mid Cap Growth Fund	99
Mid Cap Intrinsic Value Fund	101
Multi-Cap Opportunities Fund	103
Real Estate Fund	104
Select Equities Fund	105
Small Cap Growth Fund	106
Socially Responsive Fund	108
Value Fund	109
FINANCIAL STATEMENTS	121
FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA
Emerging Markets Equity Fund	177
Equity Income Fund	179
Focus Fund	181
Genesis Fund	183
Global Equity Fund	185
Global Thematic Opportunities Fund	185
Guardian Fund	187
International Equity Fund (Formerly International Institutional Fund)	189
International Large Cap Fund	191
Intrinsic Value Fund	193
Large Cap Disciplined Growth Fund	193
Large Cap Value Fund	197
Mid Cap Growth Fund	199
Mid Cap Intrinsic Value Fund	203
Multi-Cap Opportunities Fund	205
Real Estate Fund	205
Select Equities Fund	207
Small Cap Growth Fund	209

Socially Responsive Fund	213
Value Fund	215
Directory	223
Proxy Voting Policies and Procedures	224
Quarterly Portfolio Schedule	224
Board Consideration of the Management and Sub-Advisory Agreements	225

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

Equity market momentum continued over the past fiscal six months, with the S&P 500 advancing nearly 9% by February's end. International markets were stronger still, with both the MSCI EAFE and Emerging Markets indices reporting double-digit returns.

From our point of view, however, the most important aspect of this market has not been performance, but rather early evidence of a shift in investor sentiment. Over the past three years, market activity has been reactive and volatile, trading on macroeconomic news within a period of mixed messages. Above all, markets have been powered by massive global central bank stimulus—from the European Central Bank (ECB), the U.S. Federal Reserve, the People's Bank of China and, most recently, the Bank of Japan.

This has been a relatively frustrating climate for active managers, as investors alternated between "risk-on" and "risk-off" behavior, seeking relative safety then yield, while largely disregarding individual company prospects and equity fundamentals. Macroeconomic noise quieted as 2012 closed and investors became more fundamentals-focused and discriminating. Our portfolios, by and large, were rewarded as stock performance realigned with business prospects.

Uncertainty is the enemy of the equity market. While the S&P 500 Index has not had a negative full-year return since 2008, as 2013 began, greater clarity in several key areas expanded the rally's reach.

In the eurozone, amid speculation about a possible breakup, ECB President Mario Draghi calmed fears with a summer announcement that the central bank would "do whatever it takes" to save the euro. Markets reacted positively through the remainder of the year as borrowing costs for economies like Greece, Italy and Spain, a key risk indicator, fell to more sustainable levels. Serious issues remain, however, including high debt, recessionary conditions and high unemployment—which at over 26% in Greece and Spain pressures both consumer spending and global exporters. However, it appears to us that the worst-case scenario has faded while bright spots, such as signs of growth in Germany, have emerged.

Investor fears that a slowing GDP growth rate in China could stall global economic recovery coupled with questions about the country's once-a-decade leadership change created uncertainty early in the period. While attempts to kick-start growth mid-year were unsuccessful, China's GDP growth rate came in at 7.8% for 2012, certainly sufficient to help power the global economic recovery. Its leadership change was also viewed as positive, with Xi Jinping's government seeking a path to self-sustaining growth.

In the U.S., politics continued to be the root of many problems. After November's elections, businesses and investors struggled as the December 31 fiscal cliff deadline approached. Hours after the deadline, an agreement was reached to avoid the automatic tax increases and spending cuts that could have derailed the economy. Visibility—and outcomes less dire than feared—triggered a relief rally, and allowed businesses to plan for the future.

While U.S. economic growth remains below trend, we believe most of the "artificial crises" have passed, and momentum has become more apparent. In February, the Commerce Department reported a five-month high for retail sales, exceeding expectations. Also in February, industrial production saw its biggest gain in three months, and unemployment declined to 7.7%, its lowest level since 2008. The housing market's modest recovery is another positive, creating jobs and increasing demand for building supplies and durable goods. Additionally, consumer confidence grew as the energy renaissance appears to us to hold long-term promise for U.S. manufacturers.

While geopolitical tensions may flare and the government's failure to avoid March's budget sequester could limit growth, we believe equity valuations are fair, interest rates remain low, and balance sheets remain healthy. With much of last year's uncertainty removed, we think 2013 could be a positive year for stocks. In January, U.S. equity funds saw their biggest net inflows since 2007.

We are especially optimistic about the potential for skilled active managers to add value this year. With the macroeconomic backdrop less distracting, we believe investors should continue to be willing to reward the exceptional businesses our investment disciplines are intended to uncover.

We appreciate your confidence in Neuberger Berman and look forward to continuing to serve your investment needs.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Emerging Markets Equity Fund Commentary

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a 13.22% total return for the six months ended February 28, 2013, outperforming its benchmark, the MSCI Emerging Markets (EM) Index, which posted a 12.15% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The MSCI EM Index posted solid gains during the reporting period, with most of the upward momentum occurring during the fourth quarter of 2012. Within the index, all sectors reported positive results, led by Financials, which gained more than 19%. Chinese banks, which rebounded as China's industrial economy stabilized and its real estate sector started to pick up again, were key to the sector's outperformance relative to the benchmark average. Information Technology and Consumer Staples stocks also outperformed, while Telecommunication Services, Energy and Utilities lagged the benchmark average. Most emerging markets also rose during the period, with the exception of the Czech Republic, Egypt and Morocco. Performance was led by the Philippines, with Thailand and China also posting significant advances.

Emerging markets outperformed the U.S. (as measured by the S&P 500 Index), but trailed developed international markets (as measured by the MSCI EAFE® Index). All three major indices closed the period in positive territory, as much of the macroeconomic uncertainty that plagued global markets in early and mid 2012 was placated by supportive central bank policies. From the European Central Bank pledging to do "whatever it takes" to preserve the euro to looser monetary policy from Chinese authorities, the numerous policy changes improved investor sentiment.

Stock selection was the key to the Fund's outperformance this period, with relative advantages versus the benchmark in the Financials, Consumer Discretionary and Industrials sectors. The portfolio lagged the index in Information Technology and slightly underperformed within Materials and Energy. By country, domestically focused holdings within Russia, Korea and Mexico led portfolio performance. A couple of extractive industry companies listed in Canada and the UK with operations in Mexico and Mozambique, respectively, detracted.

Top performers during the six-month period included Samsung Electronics, Kimberly-Clark de Mexico and Industrial & Commercial Bank of China. Samsung, the Korean consumer electronics manufacturer and semiconductor manufacturer, continued to benefit from record smartphone sales. Investors rewarded Kimberly-Clark de Mexico, the local paper-based consumer products company, as it continued to improve margins. Industrial & Commercial Bank of China rallied with its sector on improving Chinese economic and real estate news. We sold off a portion of our holding in Industrial & Commercial Bank during the period because we identified certain risks that tempered our conviction in the name.

Detractors during the period included CEMIG, Baidu and Simplo Technology. CEMIG, a Brazilian regional electrical utility, fell as the Brazilian government lowered electrical tariff rates. As this could signal greater government interference in the utility sector, we decided to sell out of the name. Baidu, China's dominant search-engine firm, fell on concerns that a new competitor would threaten the company's market share. We continue to hold Baidu as we observed the competitor taking share from other smaller competitors. Simplo, a Taiwanese manufacturer of PC tablet batteries, fell after issuing a more cautious outlook. We have maintained our position as we believe this was only a short-term issue.

Looking ahead, we are optimistic about growth across the emerging markets. The fourth quarter of 2012 saw emerging equity markets continue their third quarter rise after positive policy and economic news across several geographic regions. China's industrial sector seems to have stabilized, as exemplified by the recently rising PMI (Purchasing Managers Index, a manufacturing indicator), and India passed reforms to open its retailing market to foreign investment.

From a sector perspective, we've continued to increase our Industrials sector weighting as we've gained greater conviction in the names we own. The Health Care sector is one of our largest overweights relative to the benchmark; in the emerging markets, health care companies are more like consumer companies with strong distribution models. We are working to reduce our underweight in Telecommunication Services by purchasing telecom infrastructure businesses that recently have had attractive cash flow growth.

From a country perspective, our emphasis in China is primarily on investments in domestically focused companies that we believe could be beneficiaries of supportive central government policy towards the consumer and select infrastructure projects. We've marginally added to our overweight in India as we've found individual opportunities that we find compelling. We remain underweighted in the exporting countries (e.g., Korea and Taiwan) due to continued weak developed market growth.

While we are cognizant of the risks from below-trend growth in many developed markets, we remain optimistic about growth within emerging markets economies and continue to find what we consider are excellent bottom-up investment opportunities across the industry spectrum. It is our opinion that, as the noise related to the macroeconomic uncertainty has quieted down, it has freed investors to focus more attention on fundamentals and less on noise. We believe this type of environment gives managers with strong stock picking skills—the key to our outperformance this period—a real opportunity to add value.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	6.7%
Consumer Staples	10.0
Energy	10.9
Financials	22.3
Health Care	5.1
Industrials	10.4
Information Technology	14.4
Materials	9.8
Telecommunication Services	4.7
Short-Term Investments	5.7
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	Life of Fund
At NAV
Institutional Class	10/08/2008	13.22%	6.20%	16.00%
Class A	10/08/2008	13.15%	5.97%	15.74%
Class C	10/08/2008	12.66%	5.18%	14.86%
Class R3[10]	06/21/2010	12.85%	5.46%	15.52%
With Sales Charge
Class A		6.64%	–0.11%	14.19%
Class C		11.66%	4.18%	14.86%
Index
MSCI Emerging Markets Index[1,16]		12.15%	0.62%	14.20%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary

Neuberger Berman Equity Income Fund Institutional Class generated a 6.64% total return for the six months ended February 28, 2013, trailing its benchmark, the S&P 500 Index, which generated an 8.95% return. (Performance for all share classes is provided in the table immediately following this letter.)

Beginning in relative weakness, the reporting period ended in a strong market rally, led predominantly by U.S. mega-cap stocks. We see the rally as evidence that investors are returning to the equity market, especially in light of the diminished yield available from bonds. In early 2013, equity inflows were net positive for the first time since 2007. The momentum may also be related to improved investor sentiment, due in part to the modest recovery in housing and slightly lower unemployment in the U.S.

The Financials sector handsomely outperformed other sectors this period, with the largest U.S. banks being among the top winners. Banks are an area the Fund continues to underweight in part because of the unreliability of bank dividends over time. Steady and growing dividends are one key to our strategy—designed to pursue equity-like returns with less volatility than the broader stock market.

Within the portfolio, our REIT holdings, which are part of the Financials sector, posted double-digit returns but were unable to outpace the returns of large money center banks found within the S&P 500. Our specialty and foreign REITs outperformed traditional large cap names. Included in our outperformers were U.S. hotel chain, RLJ Lodging Trust and U.S. timber company Plum Creek Timber. Our timber REITs benefitted from increased demand from U.S. homebuilders.

Convertible bonds, although a relatively light allocation relative to our historical weighting, were a drag on performance against this period's rally, particularly in commodity-related areas. However, several positions rallied along with their stock equivalents and were sold for a profit. The team at times had difficulty replenishing the bonds with new positions because the inventory of those meeting our investment criteria—typically intermediate maturities—was low.

Utilities were also at a relatively low allocation compared to historical averages. During the latter part of 2012, investors avoided Utilities on concerns about changes to the dividend tax rate. As Congress settled on a modest increase (from 15% to 20% for individuals with incomes greater than $400,000 ($450,000 for couples)), fears dissipated and the sector rebounded. Overall, our Utilities holdings provided income and added value to relative returns.

Over this period, the bulk of the portfolio was in our "Other" dividend paying stock segment, where most of our top and bottom contributors were found. Three of our largest detractors were gold-related names. A relatively defensive investment, gold tended to underperform during this period's "risk-on" environment. We own gold as a long-term hedge against currency debasement and inflation—something we consider a real risk in light of stimulative global central bank activity. Royal Gold took a breather from recent outperformance, and mining holdings including Newmont and our gold ETF fell out of favor. Elsewhere, Garmin, a Consumer Discretionary holding, disappointed. While its handheld GPS business has slowed, demand from automakers has remained stable, and we see an interesting, underappreciated opportunity in its airline navigation business. We like Garmin's management, its recent strong free cash flow and dividend, and its growth prospects in aviation.

On the positive side, top contributors included BlackRock, an asset manager that outperformed as investors began shifting back to more profitable equity funds and ETFs from low margin bond funds. In our view, BlackRock is well run, with shareholder friendly management and strong dividend growth. Meredith, a publisher of magazines including Better Homes and Gardens and Parents, was another top contributor. This company, which has been a consistent dividend grower, saw price movement on rumors that it was in negotiations to purchase several popular Time Warner publications at a deep discount. We took some profits but continue to hold a smaller allocation, hoping to benefit longer term from upside in its growing tablet distribution business through the likes of Apple and Amazon.

Many of our health care companies performed well, with Roche among the top contributors. We continue to own Roche for its geographic diversification, drug pipeline and relatively low patent expiration risk. Israel Chemicals, a potash company, also outperformed. Potash, a key ingredient in fertilizer, helps increase crop yields—a requirement for meeting emerging markets consumers' ever-greater protein demands. With Potash of Saskatchewan already a minority investor, we believe Israel Chemicals could be a takeover target.

Although the macroeconomic environment contains uncertainties including a weakened European economy, the U.S. sequester, and geopolitical and trade tensions, we are fairly bullish going forward. We consider China's GDP strong enough to help power the global economy, and believe improvement in employment and housing in the U.S. will continue strengthening investor sentiment. At the portfolio level, our optimism derives from the apparent sound corporate health of our holdings and the attractive opportunity for both appreciation and yield we think they represent.

Sincerely,

RICHARD S. LEVINE, ANTHONY GLEASON AND SANDY POMEROY
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	4.1%
Consumer Staples	3.7
Energy	8.4
Financials	21.6
Health Care	6.9
Industrials	5.9
Information Technology	4.8
Materials	5.1
Telecommunication Services	8.6
Utilities	16.2
Other	9.5
Short-Term Investments	5.2
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[14]	06/09/2008	6.64%	11.21%	7.75%	7.44%
Class A14	06/09/2008	6.47%	10.90%	7.35%	7.13%
Class C14	06/09/2008	6.03%	10.01%	6.62%	6.56%
Class R3[14]	06/21/2010	6.32%	10.57%	7.36%	7.14%
With Sales Charge
Class A14		0.38%	4.49%	6.08%	6.13%
Class C14		5.03%	9.01%	6.62%	6.56%
Index
S&P 500 Index[1,16]		8.95%	13.46%	4.94%	3.86%

The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 14 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary

Neuberger Berman Focus Fund Investor Class generated a 13.56% total return for the six months ended February 28, 2013 and outperformed its benchmark, the S&P 500 Index, which provided an 8.95% return. (Performance for all share classes is provided in the table immediately following this letter.)

During the past fiscal six months, the market treaded over a number of international and domestic concerns and rose markedly as the global economy showed signs of improvement. The reporting period began with the European Central Bank announcing further monetary easing and the U.S. Federal Reserve increasing its asset purchases to keep interest rates near zero until "at least 2015." In our view, these events drove equities higher in the face of worrisome economic data that included disappointing manufacturing activity from around the globe. The stock market dipped in November as the U.S. presidential election neared and as policy uncertainty, particularly as it pertained to the impending U.S. fiscal cliff, took center stage. However, equities soon resumed a steady climb as the European financial crisis seemed contained, growth in China was picking up and the U.S. economy was gaining momentum with strengthening labor and housing markets. Strong earnings seasons in January and February combined with further economic progress gave stocks another boost, which resulted in high single-digit returns for the S&P 500 Index for the period.

Within the index, the strongest performing areas during the semi-annual period were Financials, Industrials and Health Care. Financials on the whole benefitted from various factors including increased stability in Europe, a solid capital markets environment and improving credit conditions in the U.S. driven by the economic rebound. Industrials also gained ground due to the economic revival, and strength in Health Care was driven in large part by some increased regulatory clarity after the presidential election. The Information Technology (IT), Telecommunication Services and Utilities sectors underperformed the overall market during the period. IT was the only segment of the index to post an overall negative return, and this was primarily due to the decline of one specific name that is a large component of the index. Telecommunication Services and Utilities suffered due partly to investors moving out on the risk curve and into more cyclical investments.

Fund performance relative to the benchmark benefitted most from strong stock selection in the IT and Energy sectors. Within IT, relative returns were lifted in part by SanDisk, a company that produces NAND flash memory. SanDisk rose over 22% during the period, gaining significant ground in January after industry manufacturers reported solid earnings results, which alleviated overhanging concerns about possible weak supply/demand dynamics for NAND. The company's shares also jumped later in the month after it announced earnings that surprised on the upside and guided to significantly higher margins than anticipated for 2013. We continue to like the stock, as we believe that capacity reductions in the industry, combined with the proliferation of NAND memory in PC's, notebooks, ultrabooks and other devices, may set the stage for profitable growth at SanDisk in the future. Outperformance in the Energy sector came mainly from Cabot Oil & Gas, a leading low-cost gas producer in the U.S. with the most desirable geological acreage in the Marcellus basin. Cabot appreciated almost 50% during the six-month period, due in part to strengthening natural gas prices and company-specific factors. During this time, Cabot revealed production results for 2012 and guidance for 2013 that exceeded analyst expectations. Management also reported that Cabot will generate positive free cash flow in 2013, which is a rarity in this industry and a testament to Cabot's unique low-cost asset base. Even with the recent run-up in shares, in our opinion, the stock still trades at a discount to its net asset value, in our opinion, and should rise further as the natural gas industry tightens and what we see as the company's unique production capabilities are increasingly recognized over time.

On the downside, softer returns in Health Care, Consumer Staples and Materials detracted from performance versus the index during the period. The Fund lost ground in Health Care due mainly to Express Scripts, one of the largest pharmacy benefit managers in the United States. The stock dropped sharply in early November after company management made some negative comments about operating conditions for 2013. Specifically, the company said that it is anticipating "significant in-group member attrition, continued low utilization rates and increased client demands and expectations." After this initial dip, the stock traded within a range and recovered only a small portion of the decline by the end of the period. We have sold the position. Relative returns in Consumer Staples were pressured by tobacco company Lorillard. The company's shares were volatile during the period and were down around 6% before we exited the position in mid-January. We originally purchased Lorillard for its attractive valuation given the company's strong growth profile, as it is the main player in menthol, which is the fastest growing area of the U.S. tobacco industry. Sentiment towards the name was shaky going into the period after the company missed earnings twice in a row, and in mid-October it missed earnings once again, which caused the stock to drop. On top of that, throughout the period, the menthol industry was being increasingly scrutinized by regulatory authorities, which put added pressure on Lorillard's shares.

With the equity market reaching new highs, we believe there may be reason for some increased caution as many of the external events that pressured the market in the past (albeit temporarily) continue to hang in the background. The European economy remains vulnerable to another downturn; growth in China has yet to gain traction and the Middle East remains in turmoil. Economic conditions in the U.S. have been improving but policy decision deadlines are looming on the horizon, which could throw the economy and the stock market off-course. On the other hand, it is our belief that revenue and earnings growth remains healthy and companies have record amounts of cash on hand to execute M&A strategies or return money to shareholders through dividends and share repurchases. While macro conditions certainly have an impact on various sectors and the market as a whole, we endeavor to construct the Fund so that performance versus the index is driven primarily by stock selection. Our screening process seeks to identify individual companies with strong fundamentals and attractive valuations that we believe could enable the Fund to weather potential macro headwinds and outperform over the long term.

Sincerely,

TIM CREEDON AND DAVID LEVINE
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	14.3%
Consumer Staples	13.3
Energy	11.1
Financials	15.4
Health Care	8.1
Industrials	9.7
Information Technology	18.5
Materials	2.9
Utilities	3.6
Short-Term Investments	3.1
Total	100.0%

PERFORMANCE HIGHLIGHTS8

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	13.56%	17.68%	3.37%	9.01%	10.35%
Trust Class[3]	08/30/1993	13.43%	17.38%	3.14%	8.79%	10.35%
Advisor Class[4]	09/03/1996	13.36%	17.27%	2.94%	8.57%	10.29%
Institutional Class[5]	06/21/2010	13.63%	17.91%	3.48%	9.07%	10.36%
Class A20	06/21/2010	13.42%	17.46%	3.29%	8.97%	10.34%
Class C20	06/21/2010	13.08%	16.59%	2.88%	8.75%	10.30%
With Sales Charge
Class A20		6.89%	10.68%	2.07%	8.32%	10.23%
Class C20		12.08%	15.59%	2.88%	8.75%	10.30%
Index
S&P 500 Index[1,16]		8.95%	13.46%	4.94%	8.24%	9.89%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Genesis Fund Commentary

Neuberger Berman Genesis Fund Investor Class posted a 12.63% total return for the six months ended February 28, 2013, underperforming its benchmark, the Russell 2000® Index, which provided a 13.02% total return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market overcame a period of weakness during the first half of the reporting period and produced solid results for the six months ended February 28, 2013. The overall market was initially hurt by investor risk aversion, which was partially attributed to uncertainties tied to the November elections and concerns regarding the U.S. fiscal cliff. The market then rallied over much of the remainder of the period as risk appetite returned, given a partial resolution to the fiscal cliff. Also supporting the market were generally positive corporate earnings, some signs of progress in the European sovereign debt crisis and robust demand from investors looking to boost their returns in the low interest rate environment.

During the period as a whole, small-cap companies with a high degree of financial leverage and low levels of profitability generated the strongest results. As we've repeatedly seen in the past, our emphasis on higher-quality/less-speculative issues (companies with higher-than-average profitability and less financial leverage and which are less cyclical) helped the Fund outperform the benchmark when the market declined. In contrast, the Fund lagged the benchmark when the market rose sharply.

The sectors that detracted the most from the Fund's performance during the period were Materials, Industrials and Consumer Discretionary. Within the Materials sector, our bias toward higher-quality chemical and containers and packaging companies was negative for results, as they generally lagged their lower-quality counterparts. Our position in Alamos Gold was also not rewarded. The company is a low-cost producer of gold and has a strong balance sheet. Despite these attributes, its shares fell sharply after the company made a bid for a Canadian gold miner. The stock was also negatively impacted by a sharp decline in the price of gold during the period. In the Industrials sector, a lack of exposure to construction and engineering companies and airlines was detrimental for results. In terms of individual holdings, Raven Industries, which manufactures niche products for diverse industrial markets, detracted from performance. The company's primary profit driver, precision agriculture components, continued to exhibit strong growth. However, this was offset by weakness in Raven Industries' engineered films business. In addition, the company's defense business was negatively impacted by government budget delays. Our higher quality bias was also not rewarded in the Consumer Discretionary sector. In particular, our holdings in the hotels/restaurants and leisure segment underperformed. Two individual holdings, Hibbett Sports and Wolverine World Wide, generated poor results. Hibbett Sports is a sporting goods retailer with a strong competitive niche. Its shares declined as the company provided cautious commentary about near-term sales. Wolverine World Wide is a leading designer, manufacturer and marketer of footwear. The company delivered disappointing results due to weakness in its European business.

Contributing to performance was stock selection in the Health Care, Energy and Consumer Staples sectors. Within Health Care, a lack of exposure to biotechnology companies was beneficial, as were our holdings in the health care providers and services and health care equipment and supplies industries. In the Energy sector, several of our service companies, including Cabot Oil & Gas, were beneficial to the Fund's results. The company is a natural gas weighted exploration and production company with major operations in the Marcellus Shale. It is one of the lowest-cost producers in North America and has grown profitably even with currently depressed natural gas prices. Among our energy service holdings, CARBO Ceramics and Lufkin Industries contributed positively to results. Both companies overcame execution problems that had previously hurt their performance. Within the Consumer Staples sector, our position in specialty craft brewer Boston Beer Company was a standout performer. Its shares rallied sharply as the company announced strong fourth quarter results and it provided positive guidance for 2013. Also aiding the Fund's performance was Flowers Foods, a manufacturer and distributor of baked products in the U.S. Its shares performed well as a leading competitor, Hostess, went bankrupt and Flowers Foods generated incremental sales and benefited from an improved pricing environment. A number of other individual holdings added value during the period, including Solera Holdings and Ocwen Financial.

Solera Holdings provides software and services to the automobile insurance claims processing industry. Its shares rallied sharply as the company demonstrated signs of stability in Europe, where more than half of its total revenues are derived. Ocwen Financial is a special mortgage servicer company. It continued to benefit from banks selling non-core servicing businesses and shedding legacy delinquent loan portfolios. These trends have allowed Ocwen Financial to aggressively grow its servicing portfolio.

While there is no shortage of things to worry investors, we believe they have been well-documented and are likely priced into markets. In our view, there is a positive case to be made for both U.S. equities and the U.S economy. Stocks look attractive to us on an absolute basis, as well as relative to bonds when earnings yields are compared to bond yields. In terms of the economy, the apparent bottoming of the housing market eliminates a substantial headwind. Prolific and growing U.S. oil and gas production has been augmenting the supply of energy and providing a "tax cut" for U.S. consumers in the form of lower priced energy, as well as a boost to U.S. business competitiveness globally. Elsewhere, we believe the recapitalization of the U.S. financial sector has left U.S. banks in relatively good shape versus global peers. Our enthusiasm for the secular positive investment case for the U.S. equity market is tempered by excessive government debt levels and the means by which they will be unwound. However, we are confident that the businesses in our portfolio are of sufficiently high quality to withstand whatever headwinds the resolution of the debt super-cycle has in store for us.

Sincerely,

JUDITH M. VALE AND ROBERT D'ALELIO
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	9.0%
Consumer Staples	7.7
Energy	8.1
Financials	11.0
Health Care	12.4
Industrials	21.0
Information Technology	13.1
Materials	11.3
Utilities	3.0
Short-Term Investments	3.4
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	12.63%	12.01%	5.70%	12.16%	12.43%
Trust Class[3]	08/26/1993	12.58%	11.93%	5.65%	12.10%	12.42%
Advisor Class[4]	04/02/1997	12.43%	11.65%	5.38%	11.82%	12.22%
Institutional Class[5]	07/01/1999	12.72%	12.24%	5.94%	12.40%	12.57%
Index
Russell 2000® Index[1,16]		13.02%	14.02%	7.35%	11.16%	9.33%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Global Equity Fund Commentary

Neuberger Berman Global Equity Fund Institutional Class generated an 8.59% total return for the six months ended February 28, 2013, trailing its benchmark, the MSCI World Index, which provided a return of 11.14% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Global markets, as measured by the MSCI World Index, rose significantly this period, with positive returns across all sectors. Aided by broad monetary policy support, Financials was the leading sector, with gains in excess of 20%. Industrials and Consumer Discretionary stocks also outperformed relative to the benchmark. The Telecommunication Services sector was the laggard, up less than 1%, with Utilities and Energy also relatively weak.

By country, all markets were positive. Global markets were buoyed by a variety of positive indicators: (1) a more solid eurozone, with Greece receiving the next tranche of bailout funds, (2) a stronger export-driven Japan, aided by a potentially weaker yen, (3) a stabilization in Chinese industrial production, and (4) a partial resolution of the U.S. fiscal cliff.

While all markets reported gains, Greece led the index, rising nearly 39% as it received the long-discussed bailout funds. Other double-digit leaders included Austria and Finland. The large U.S. component of the MSCI World Index was up 9%, closing below the index average. While performance was positive in Israel, Canada and Norway, their performance was weakest this period.

Within the portfolio, relative underperformance within the strong Financials sector was primarily responsible for our shortfall relative to the index. We continue to underweight the large U.S., Japanese and European banks that drove index performance this period. The portfolio also underperformed in Energy and Materials, albeit to a lesser degree. Areas of relative strength included stock picking within the Health Care and Consumer Discretionary sectors, and having no holdings in the underperforming Utilities sector. The portfolio saw its strongest performance by country among holdings within the U.S., Indonesia and Switzerland. Areas of relative underperformance included the UK, Canada and Japan.

In terms of individual holdings, top performers included Jupiter Telecommunications, a Japanese media company, and U.S. names Sirona Dental and BlackRock. Jupiter received a joint bid from KDDI and Sumitomo Corp. to buy its remaining outstanding shares and to merge it with KDDI-majority owned Japan Cablenet. The bidders subsequently raised their offer, which we are reviewing at this time. Sirona Dental rose as the dental equipment manufacturer's new imaging technology was well received by the market. We believe asset manager BlackRock stands to benefit if investors continue to move assets from lower margin cash and fixed income investments to the higher margin equity and alternative areas.

Underperformers during the period included Apple, New Gold and SOFTBANK. Apple, the consumer electronics giant, fell as market sentiment turned against the company with softening near-term demand for its products. New Gold, a Canadian gold producer, disappointed the market with its fourth quarter production figures. We believe the company's New Afton mine will continue to ramp up and provide higher production growth going forward. SOFTBANK, a top-three Japanese mobile telecom service provider with innovative marketing strategies, saw its stock drop after it bid for Sprint, the U.S. mobile phone service provider. While we maintained holdings in Apple and New Gold, we sold our position in SOFTBANK.

While the markets may continue to enjoy rallies on positive headlines, developed markets still face ongoing political and economic uncertainty. As a result, we remain focused on identifying businesses less dependent on an economic rebound. We are starting to find what we consider value in select emerging market companies that enjoy strong competitive advantages, such as innovative technologies and dominant market share in growing niches. In developed markets, we favor companies that possess well-positioned brands and operate globally, as we believe these firms are best able to consistently generate cash flows.

Information Technology is one of our largest sector overweights, where we've added to holdings in specific sub-sectors, such as information security. Our leading sector overweight is in Materials, led by specialty chemical companies that in our opinion have pricing power and relatively stable end markets. We are underweighted in the Consumer Discretionary sector, where we favor auto parts firms and media names that have historically generated recurring revenue streams. We remain underweighted in Financials, despite the easy monetary conditions that have driven recent performance. We do own financial proxies, such as credit bureaus, that have not had the balance sheet risk but appear to us positioned to benefit from the growth of credit and are geographically tilted towards the relatively stronger Nordic and emerging markets and away from the eurozone and Japan.

Against the current backdrop of improving market sentiment, coupled with economic and political uncertainty, we continue to employ our research-driven Quality at a Reasonable Price discipline. We believe this strategy will continue to help us build portfolios that can provide strong risk-adjusted returns over the longer term.

Sincerely,

BENJAMIN SEGAL AND SAURIN SHAH
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	9.7%
Consumer Staples	10.7
Energy	8.4
Financials	15.6
Health Care	10.8
Industrials	14.4
Information Technology	16.1
Materials	10.8
Telecommunication Services	1.5
Other	0.7
Short-Term Investments	1.3
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	8.59%	7.95%	0.95%
Class A	06/30/2011	8.37%	7.61%	0.59%
Class C	06/30/2011	7.85%	6.71%	–0.20%
With Sales Charge
Class A		2.11%	1.43%	–2.92%
Class C		6.85%	5.71%	–0.20%
Index
MSCI World Index[1,16]		11.14%	11.37%	6.93%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Thematic Opportunities Fund Commentary

Neuberger Berman Global Thematic Opportunities Fund Institutional Class generated an 11.49% total return for the six months ended February 28, 2013, outperforming its benchmark, the MSCI All Country World Index, which provided a return of 11.25% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Coming off of a volatile period, markets rallied into fall as a reaction to European Central Bank (ECB) President Mario Draghi's announcement that the central bank would "do whatever it takes" to keep the eurozone intact. While this was a welcome relief, questions about momentum in the European Union (EU), the U.S. and China kept uncertainty in the markets for the remainder of 2012.

By 2013, however, many questions appear to have been settled, especially in the U.S., where a relief rally followed the resolution of the fiscal cliff. Last year's "China pause" also ended, with the leadership change complete and consensus around a lower but sustainable growth rate reached. Elsewhere in Asia, the Japanese market cheered that country's election of Shinzo Abe, a leader committed to economic growth by weakening the currency. The EU remained relatively weak, but even its market expanded as investors began shifting focus towards fundamentals.

Within the portfolio, our largest and most productive theme was the "emerging markets consumer," with a weighting of 30% of portfolio assets. This theme encompassed outperformance in the Consumer Discretionary, Consumer Staples and Health Care sectors. Standout performers included SA SA International, a China/Hong Kong-based cosmetics retailer; Universal Robina, a Filipino snack foods company; and Ace Hardware Indonesia, a home improvement and housewares chain that we sold when it reached our intrinsic value. As a side note, the team is very bullish on Indonesia. As the world's fourth most populous nation, Indonesia has a GDP growth rate between 5% and 6%. In recent years, wage increases reached an inflection point, creating a consumer wealth story that we believe should continue to benefit a variety of companies.

While consumer holdings generally outperformed, we had one key disappointment in Nikon, which declined on a lower forecast amid slowing demand in Europe. We added to our position after the reporting period, with the belief that their export business may benefit from a weaker yen. In fact, this is another country sub-theme. We think accommodative measures in Japan could stimulate growth, and have added to names we feel will benefit.

Our "money in motion" theme (14% of portfolio assets) includes financial stocks BlackRock, Lazard, and Franklin Resources, all of which handsomely outperformed as investors began shifting back to more profitable equity funds and ETFs from low margin bond funds. Overall, stock selection was excellent within Financials, although being underweighted in the benchmark's strongest sector was a drag on performance. Benchmark returns were driven by the large money center banks, an area we continue to avoid.

Within our "agriculture" theme (17% of portfolio assets), U.S.-based irrigation company Lindsay outperformed, as did China's First Tractor and Japan's Kubota. We reduced our exposure to Potash of Saskatchewan, a disappointment this period, but continue to believe that potash is an important ingredient in the quest for increasing crop yields—a requirement for meeting emerging market consumers' ever-greater protein demands.

The majority of our Information Technology holdings are currently held within our "man vs. machine" theme (10% of portfolio assets). For a large part of 2012, this theme lagged by not holding Apple. However, toward year end, the stock saw a massive pullback, and the technology names in our portfolio, such as Google, SanDisk, and Samsung—which we initiated as contrarian plays against Apple—closed the gap, providing the bulk of returns during this period. We are especially keen on these names, as we consider them among the most innovative within the industry.

In contrast, the portfolio continued to fight an uphill battle as "anything that came out of the ground went down." Materials, and to a lesser extent, Energy names were a drag on performance and hurt our "global energy arbitrage" (10% of portfolio assets) and "inflation/financial repression" (4% of portfolio assets) themes. Detractors included Gold Miners

ETF fund, Baker Hughes, Turquoise Hill Resources, Newmont Mining and Freeport-McMoRan. Of these, we sold all but the ETF during the fiscal period. We continue to believe gold will be an important inflation hedge as global central banks continue to increase the money supply to unprecedented levels.

Although macroeconomic uncertainties remain, including a weakened Europe, U.S. political headwinds, and geopolitical pressures throughout Asia, we're optimistic about the future. We think China's GDP is strong enough to help power the global economy. We further believe the U.S. is poised for robust earnings and revenue growth with the "energy renaissance," and see recent improvements in U.S. housing and employment data as added positives.

Ours is a high conviction, benchmark agnostic portfolio that reflects the best ideas our "boots on the ground" research uncovers—that we believe is designed to benefit from structural changes often before they are widely recognized. If, as we believe, the market's preoccupation with macro issues continues to decline, we anticipate that research-driven, "think outside the box" portfolios like ours could be advantaged.

Sincerely,

ANTHONY GLEASON, SANDY POMEROY, WILLIAM HUNTER AND RICHARD LEVINE
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Thematic Opportunities Fund

TICKER SYMBOLS

Institutional Class	NGHIX
Class A	NGHAX
Class C	NGHCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	20.4%
Consumer Staples	8.9
Energy	6.8
Financials	11.4
Health Care	5.3
Industrials	21.6
Information Technology	7.6
Materials	4.3
Utilities	3.0
Other	6.5
Short-Term Investments	4.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	11.49%	5.91%	–1.42%
Class A	06/30/2011	11.28%	5.46%	–1.82%
Class C	06/30/2011	10.89%	4.82%	–2.51%
With Sales Charge
Class A		4.89%	–0.60%	–5.24%
Class C		9.89%	3.82%	–2.51%
Index
MSCI All Country World Index[1,16]		11.25%	9.92%	5.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund Commentary

Neuberger Berman Guardian Fund Investor Class generated a 13.18% total return for the six months ended February 28, 2013, outperforming its benchmark, the S&P 500 Index, which provided an 8.95% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Investor behavior shifted this period, with sentiment improving as the market progressed from its mid-November low. Although the developed world's debt problem and associated fat tail risks—deflation and recession on the one hand, and inflation on the other—continue to create uncertainty, better visibility surrounding tax policy, the U.S. fiscal cliff, and other artificially created risks removed some of the immediate pressures. Consequently, risk premiums decreased, equity multiples began to expand, and the valuations for stocks like the ones we own, with superior fundamentals, began to better reflect their business prospects.

The fact that our performance advantage was broad based across sectors this period further suggests that investors may be shifting from trading around macro events to refocusing on company-specific fundamentals. Our top five contributors were insurance, semiconductor, manufacturing, refinery and pharmaceuticals companies.

Texas Instruments, a long-term holding and one of our current top performers, is an excellent illustration of the return to fundamentals. The company had underperformed until recently, despite steady business fundamentals and dramatic leverage to any economic improvement. Texas Instruments maintained a good dividend with a consistent share repurchase policy, both funded by significant free cash flow—even with operations at a cyclical low point. In 2013, with greater clarity on tax policy from Washington, the company formalized its cash management policies, increasing both the dividend and share buyback programs. The stock jumped on these announcements, while at the company level, nothing fundamentally changed.

We were fairly active managers of the portfolio during the reporting period, adding to high conviction names as opportunity arose and trimming holdings as valuations expanded. Stocks that underperformed this period tended to do so early while the market was more macro-driven. The Energy sector was weak in October, and we saw underperformance from both BG Group and Newfield Exploration, the latter of which we sold. Charles Schwab was sold as the low interest rate environment could continue to pressure earnings. We reduced our exposure to Health Care on concerns about constrained government spending worldwide.

On the other hand, we used underperformance by Altera as a reason to add to this long-term holding. We similarly added to top contributors Texas Instruments and Danaher during periods of weakness. "Sales into strength" included Comcast, a great long-term performer, and Marathon Petroleum, up significantly since our purchase last spring. We increased our exposure to Intercontinental Exchange after the announcement of the NYSE acquisition, seeing value in its expanded product line.

New purchases include Newell Rubbermaid, a position we've steadily increased, and Berkshire Hathaway. We believe Newell—owner of Rubbermaid, Irwin, Levolor, Lenox, Calphalon and other quality brands—is a turnaround situation under a proven management team. About a third of the company is exposed to the U.S. housing market, with products aimed at construction and new household formation. We believe management's skill and an emphasis on increasing emerging markets exposure offers upside while high free cash flows and a good dividend yield provide defensive characteristics.

Berkshire is a portfolio of best-in-class businesses that we believe are well positioned to grow while managing macroeconomic fat tail risks. It's another holding that we believe has enormous free cash flow generation capacity and balance sheet strength, allowing for accretive M&A opportunities such as its buyout of HJ Heinz.

Looking ahead, from a macroeconomic perspective, unprecedented global central bank support successfully averted the potential for a Lehman-style catastrophe three times in the past three years. Central bank intervention has, so far, served to mitigate the recessionary fat tail risk associated with the global debt problem. However, as more time passes without an escalation in the crisis and with aggressive easy monetary policy remaining in place, we believe the risk of policy-induced inflation may be likely to grow as a factor influencing investor behavior. We continue to manage the portfolio with an eye on both possibilities, seeking companies that we think are able to deliver above-average growth amid various economic conditions, with the ability to pass through pricing increases, should that be necessary.

We are bottom-up investors with a high conviction portfolio of businesses we believe can deliver good organic growth somewhat independent of the macroeconomic environment. After weathering a rough patch of relative performance, where the generally positive financial results of our businesses were not reflected in their stock price performance, we are encouraged that it appears that investor focus has again returned to bottom-up fundamentals. We believe that if investor sentiment continues to shift from managing external macroeconomic risks to finding well positioned businesses, solid earnings development could set the groundwork for solid relative performance. This could play to our strength as long-term, research-based investors.

We view the breadth of strength in the portfolio this period as validation of our research, our perspective and our strategy. We are optimistic about the portfolio's positioning for the future.

Sincerely,

ARTHUR MORETTI
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	10.9%
Consumer Staples	12.0
Energy	10.4
Financials	22.0
Health Care	8.4
Industrials	14.0
Information Technology	17.2
Materials	3.9
Short-Term Investments	1.2
Total	100.0%

PERFORMANCE HIGHLIGHTS7,12

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	13.18%	15.74%	4.63%	9.64%	11.03%
Trust Class[3]	08/03/1993	13.12%	15.56%	4.45%	9.47%	10.99%
Advisor Class[4]	09/03/1996	12.83%	15.06%	4.03%	9.03%	10.87%
Institutional Class[5]	05/27/2009	13.31%	15.94%	4.78%	9.72%	11.05%
Class A20	05/27/2009	13.16%	15.62%	4.50%	9.57%	11.02%
Class C20	05/27/2009	12.75%	14.77%	3.92%	9.27%	10.97%
Class R3[17]	05/27/2009	12.94%	15.28%	4.31%	9.47%	11.01%
With Sales Charge
Class A20		6.63%	8.98%	3.27%	8.93%	10.92%
Class C20		11.75%	13.77%	3.92%	9.27%	10.97%
Index
S&P 500 Index[1,16]		8.95%	13.46%	4.94%	8.24%	10.94%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund Commentary*

Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund) Institutional Class generated an 11.49% total return for the six months ended February 28, 2013, trailing its benchmark, the MSCI EAFE Index®, which provided a 14.54% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

International markets, as measured by the EAFE Index, rose significantly this period. Aided by broad monetary policy support, Financials was the leading sector with gains in excess of 24%. Consumer Discretionary, Industrials and Materials stocks also outperformed, each with returns exceeding 16%. The Telecommunications Services and Energy sectors were the only two areas to lose value this period, while Utilities returns were weak but positive.

During the past fiscal six months, the index outperformed emerging markets (as measured by the MSCI Emerging Markets Index), which in turn outperformed the U.S. S&P 500. Currency movement aided international developed market returns. By country, all EAFE markets were positive, buoyed by a variety of positive indicators: (1) a more solid eurozone, with Greece receiving the next tranche of bailout funds, (2) a stronger export-driven Japan aided by a potentially weaker yen, (3) a stabilization in Chinese industrial production, and (4) a partial resolution of the U.S. fiscal cliff.

While all markets reported gains, Greece led the index, rising nearly 39% as it received the long-discussed bailout funds. Other double-digit leaders included Austria and Finland. While performance was positive in Israel, Norway and Italy, their performance was the weakest this period.

Within the portfolio, relative underperformance within the strong Financials sector was primarily responsible for our shortfall versus the benchmark. We continue to underweight the Japanese, Australian and European banks that drove index performance this period. Precious materials holdings also detracted as investor sentiment turned against that sub-sector, creating a second key area of relative underperformance. Conversely, stock selection within Information Technology, Energy and Consumer Staples was an area of relative strength. By country, the portfolio saw its strongest performance in Switzerland, France and Norway. Areas of relative underperformance included Canada, the UK and Germany.

In terms of individual holdings, Jupiter Telecommunications, Sulzer and Samsung were our top contributors this period. Jupiter, a Japanese media company, received a joint bid from KDDI and Sumitomo Corp. to buy its remaining outstanding shares and to merge it with KDDI-majority owned Japan Cablenet. The bidders subsequently raised their offer, which we are reviewing at this time. Sulzer, a Switzerland-based producer of pumps and coatings, announced better-than-expected revenue growth. Samsung, the Korean consumer electronics and semiconductor manufacturer, continued to see record sales of its smartphones and improvements in its other businesses.

Underperformers included Canadian gold producers New Gold and Goldcorp as well as SOFTBANK. New Gold disappointed with its fourth quarter production figures. We believe the company's New Afton mine will continue to ramp up and provide higher production growth going forward. Goldcorp attracted market concern about 2013-2014 production growth and capital expenditure plans. We sold this position. SOFTBANK, a top-three Japanese mobile telecom services provider with innovative marketing strategies, saw its stock drop after it bid for Sprint, the U.S. mobile phone services provider. This is a position we continue to monitor closely.

While the markets may continue to enjoy rallies on positive headlines, developed markets still face ongoing political and economic uncertainty. As a result, we remain focused on identifying businesses less dependent on an economic rebound. We believe we are starting to find value in select emerging markets companies that enjoy strong competitive advantages, such as innovative technologies and dominant market share in growing niches. In developed markets, we favor companies that possess well-positioned brands and operate globally, as we believe these firms are best able to consistently generate cash flows.

Industrials is our largest overweight, where we have more distribution and services holdings rather than pro-cyclical companies. Our second largest overweight is in Materials, led by specialty chemical companies with pricing power and relatively stable end markets. These are followed by Information Technology, where we've added in specific sub-sectors, such as information security. We are also now overweighted in the Consumer Discretionary sector, favoring media names and auto parts firms that have recently been generating recurring revenue streams. We remain underweighted in Financials despite the easy monetary conditions that have driven this sector's market-leading performance. For the developed world, we still believe higher capital requirements and weak demand limit the attractiveness of the major banks and insurers. Our geographic exposure in Financials is tilted towards the Nordic markets and emerging markets, where we believe the economies are on firmer ground and currency fundamentals are more robust than in the eurozone or Japan.

Against the current backdrop of improving market sentiment coupled with economic and political uncertainty, we continue to employ our research-driven Quality at a Reasonable Price discipline. We believe this strategy will continue to help us build portfolios that can provide strong risk-adjusted returns over the longer term.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

*  Effective December 15, 2012, Neuberger Berman International Institutional Fund changed its name to Neuberger Berman International Equity Fund. On January 25, 2013, the Neuberger Berman International Fund merged into the Neuberger Berman International Equity Fund.

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.6%
Consumer Staples	11.3
Energy	7.7
Financials	15.9
Health Care	10.3
Industrials	17.4
Information Technology	7.4
Materials	13.1
Telecommunication Services	1.8
Other	1.1
Short-Term Investments	2.4
Total	100.0%

PERFORMANCE HIGHLIGHTS7,22

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	Life of Fund
At NAV
Investor Class[13]	01/28/2013	11.51%	11.75%	0.65%	4.66%
Trust Class[13]	01/28/2013	11.47%	11.71%	0.64%	4.66%
Institutional Class	06/17/2005	11.49%	11.73%	0.64%	4.66%
Class A13	01/28/2013	11.47%	11.71%	0.64%	4.66%
Class C13	01/28/2013	11.37%	11.61%	0.62%	4.65%
With Sales Charge
Class A13		5.06%	5.29%	–0.54%	3.86%
Class C13		10.37%	10.61%	0.62%	4.65%
Index
MSCI EAFE® Index[1,16]		14.54%	10.37%	–0.77%	4.91%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Large Cap Fund Commentary

Neuberger Berman International Large Cap Fund Trust Class generated a 10.84% total return for the six months ended February 28, 2013, trailing its benchmark, the MSCI EAFE® Index, which provided a 14.54% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

International markets, as measured by the EAFE Index, rose significantly this period. Aided by broad monetary policy support, Financials was the leading sector, with gains in excess of 24%. Consumer Discretionary, Industrials and Materials stocks also outperformed, each with returns exceeding 16%. The Telecommunication Services and Energy sectors were the only two areas to lose value this period, while Utilities returns were weak but positive.

During the past fiscal six months, the index outperformed emerging markets (as measured by the MSCI Emerging Markets Index), which in turn outperformed the U.S. S&P 500. Currency movement aided returns for the international developed markets. By country, all EAFE markets were positive, buoyed by a variety of positive indicators: (1) a more solid eurozone, with Greece receiving the next tranche of bailout funds, (2) a stronger export-driven Japan aided by a potentially weaker yen, (3) a stabilization in Chinese industrial production, and (4) a partial resolution of the U.S. fiscal cliff.

While all markets reported gains, Greece led the index, rising nearly 39% as it received the long-discussed bailout funds. Other double-digit leaders included Austria and Finland. While performance was positive in Israel, Norway and Italy, their performance was the weakest this period.

Within the portfolio, relative underperformance within the strong Financials sector was primarily responsible for our shortfall versus the benchmark. We continue to underweight the Japanese, Australian and European banks that drove index performance this period. Precious materials holdings also detracted as investor sentiment turned against that sub-sector, creating a second key area of relative underperformance. Conversely, stock selection and an overweight in Information Technology, and holdings within Health Care and Consumer Staples, were areas of relative strength. By country, the portfolio saw its strongest performance in Switzerland, France and Israel. Areas of relative underperformance included Canada, the UK and Germany.

In terms of individual holdings, Jupiter Telecommunications, Sulzer and Samsung were among our top contributors this period. Jupiter, a Japanese media company, received a joint bid from KDDI and Sumitomo Corp. to buy its remaining outstanding shares and to merge it with KDDI-majority owned Japan Cablenet. The bidders subsequently raised their offer, which we are reviewing at this time. Sulzer, a Switzerland-based producer of pumps and coatings, announced better-than-expected revenue growth. Samsung, the Korean consumer electronics and semiconductor manufacturer, continued to see record sales of its smartphones and improvements in its other businesses.

Underperformers included New Gold, Tullow Oil and Royal Imtech. Canadian gold producer New Gold disappointed with its fourth quarter production figures. We believe the company's New Afton mine will continue to ramp up and provide higher production growth going forward. Tullow Oil, a UK-listed African oil explorer, dropped on news of project delays in Uganda and Ghana. Royal Imtech, a Dutch engineering outsourcer, declined on concerns of greater working capital needs in their German business. We sold out of Royal Imtech based on that and deteriorating sales in Benelux and Spain.

While the markets may continue to enjoy rallies on positive headlines, developed markets still face ongoing political and economic uncertainty. As a result, we remain focused on identifying businesses less dependent on an economic rebound. We believe we are starting to find value in select emerging markets companies that enjoy strong competitive advantages, such as innovative technologies and dominant market share in growing niches. In developed markets, we favor companies that possess well-positioned brands and operate globally, as we believe these firms are best able to consistently generate cash flows.

Our current largest overweight is in Materials, led by specialty chemical companies with pricing power and relatively stable end markets. Our second leading overweight is in Information Technology, where we have added names in specific sub-sectors, such as information security. In Industrials, we are overweighted in more distribution and services holdings rather than pro-cyclical companies. We are also now overweighted in the Consumer Discretionary sector, favoring media names and auto parts firms that have recently been generating recurring revenue streams.

Against the current backdrop of improving market sentiment coupled with economic and political uncertainty, we continue to employ our research-driven Quality at a Reasonable Price discipline. We believe this strategy will continue to help us build portfolios that can provide strong risk-adjusted returns over the longer term.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Large Cap Fund

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.5%
Consumer Staples	8.7
Energy	7.5
Financials	16.1
Health Care	8.3
Industrials	16.3
Information Technology	8.5
Materials	14.3
Telecommunication Services	2.4
Other	1.3
Short-Term Investments	4.1
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	Life of Fund
At NAV
Trust Class	08/01/2006	10.84%	9.41%	–0.08%	2.01%
Institutional Class[6]	10/06/2006	11.01%	9.81%	0.25%	2.36%
Class A15	12/20/2007	10.74%	9.42%	–0.08%	2.01%
Class C15	12/20/2007	10.33%	8.52%	–0.84%	1.41%
Class R3[15]	05/27/2009	10.60%	9.03%	–0.31%	1.84%
With Sales Charge
Class A15		4.43%	3.14%	–1.26%	1.10%
Class C15		9.33%	7.52%	–0.84%	1.41%
Index
MSCI EAFE® Index[1,16]		14.54%	10.37%	–0.77%	1.79%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund Commentary

Neuberger Berman Intrinsic Value Fund Institutional Class posted a 15.44% total return for the six months ended February 28, 2013, outperforming its benchmark, the Russell 2000® Value Index, which gained 14.56%. (Performance for all share classes is provided in the table immediately following this letter.)

Since 2010, investor sentiment has whipsawed from bullish to bearish and back. We believe that part of the explanation for the swift changes in sentiment lies in the seasonal patterns to the nation's economic data. Statistics in the spring and summer had a tendency to soften, leading many to question the durability of the economic expansion, while the stronger numbers generally posted between September and March have tended to dispel the idea that we are slipping back into recession. Fears of a slowdown had been compounded by external events, a literal "ten plagues" of concerns including the European sovereign debts crises, tsunamis, earthquakes, nuclear plant meltdowns, economic slowdown in emerging markets, and political upheaval in the Arab world. Remarkably, during these last three years and in spite of all these perceived risks, the U.S. economy added three and a half million jobs, home prices stabilized, the auto industry and banking systems recovered dramatically, and we began the early stage of an energy boom that could reduce our dependence on imports.

The stock market has performed reasonably well, compounding at nearly 13.5% over the last three years.1 Despite the recovering performance of the U.S. economy, market volatility and the media onslaught of negative news has unnerved many investors, leading to a significant outflow of investment dollars from domestic stocks into lower volatility fixed income assets. The combination of outflows and depressing headlines has, in our opinion, resulted in a very modestly valued and underowned stock market. We have always believed that negative sentiment combined with modest valuations is the underpinning for attractive long-term performance. Many observers grapple with whether the performance of the economy is a result of unprecedented actions by the Federal Reserve or the economy's natural resilience and bias towards recovery and growth. It's anyone's guess. We believe it's a combination of the two. Our perspective is that the choice for investors is between a volatile, underpriced and underowned asset class (stocks) and a low volatility, expensive and overowned asset class (bonds).

Our strategy has remained steadfast: we seek to invest in out-of-favor undervalued sectors and companies. Stock selection in the Consumer Discretionary and Energy sectors was the biggest driver of positive performance during the period, more than compensating for the negative impact from our underweights in these sectors compared to the benchmark. OfficeMax, which contributed the lion's share of performance, soared due mainly to the IPO of its one time spin-off, Boise Cascade, which included a large cash distribution to OfficeMax. Our positioning in the Utilities and Health Care sectors also contributed to outperformance.

M&A activity continues to help. During the reporting period, Ceradyne was acquired by 3M Company for $35 per share, roughly a 40% premium over the close prior to the announcement and very close to our intrinsic value2 estimate. Sierra Wireless agreed to sell its AirCard Business to NETGEAR, and OfficeMax entered into a definitive agreement to merge with Office Depot.

Stock selection in Financial Services detracted the most from performance. Lender Processing Services came under pressure as we believe many investors chose to take profits on concerns that mortgage refinancing momentum will slow. These concerns, together with unease about potential declines in mortgage-backed securities, affected Texas Capital's shares as well. Stock selection in Producer Durables and our weightings in Consumer Discretionary and Technology also hurt the Fund's performance.

On balance, we weren't overly active in 2012. We kept turnover low because we believed many of our investments needed more time to meet performance expectations. Since year-end, activity has picked up and, year-to-date, we have introduced various new names and eliminated some as well. Throughout the last two years, we saw a record number of corporate stock buybacks. Also, company-stock purchases by executives gave us the conviction to stay with most of our investments. With a potentially damaging tax hike seemingly off the table and a very robust credit market, we anticipate that merger and acquisition activity will reaccelerate.

As we look ahead, the economy has many positive attributes, in our view. In addition to recoveries in the housing, banking and auto industries, the credit profile of the consumer has improved. Financial obligations as a percentage of disposable household income have declined materially. Credit is readily available to qualified corporate and consumer borrowers. Many measures of employment, from total employment to hours worked to average hourly wages, continue to improve. So, with a recovering consumer and healthy corporate sectors, we believe the focus of everyone's concern is the federal government's fiscal imbalance. Without taking a side, let us end with a thought that perhaps any resolution of the coming political showdown that leaves both sides unsatisfied, unable to achieve their objectives of either immediate fiscal rectitude or a bigger entitlement state, might be the best outcome. Maybe, just maybe, gridlock is good.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

1  As measured by the S&P 500 Index.

2  Intrinsic value reflects the team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	8.1%
Energy	2.7
Financial Services	15.3
Health Care	8.9
Materials & Processing	6.6
Producer Durables	22.6
Technology	27.3
Utilities	3.3
Short-Term Investments	5.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[19]	05/10/2010	15.44%	14.44%	8.55%	13.30%	11.16%
Class A19	05/10/2010	15.40%	14.05%	8.34%	13.19%	11.10%
Class C19	05/10/2010	14.94%	13.24%	7.90%	12.97%	10.95%
With Sales Charge
Class A19		8.76%	7.47%	7.06%	12.53%	10.68%
Class C19		13.94%	12.24%	7.90%	12.97%	10.95%
Index
Russell 2000® Value Index[1,16]		14.56%	16.89%	6.74%	10.96%	8.28%
Russell 2000® Index[1,16]		13.02%	14.02%	7.35%	11.16%	6.84%

The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 19 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund Commentary

Neuberger Berman Large Cap Disciplined Growth Fund Investor Class generated a 4.63% total return for the six months ended February 28, 2013, trailing its benchmark, the Russell 1000® Growth Index, which provided a 6.23% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Central bank policy from China and Europe and the competitive devaluation from the Bank of Japan impacted the markets this period. Other issues that unnerved investors during the past six months included the questionable stability of the eurozone, the leadership change in China, the November elections in the U.S., the legal standing of "Obamacare," and the fiscal cliff. By early 2013, however, the market knew the path forward on most major issues.

Given the environment going into this period, we were somewhat defensively positioned, which was a drag on relative performance versus the benchmark against what became a relatively strong rally. The fact that smaller stocks outperformed also hurt, given our larger cap focus.

Stock selection detracted within the Health Care, Consumer Discretionary and Information Technology (IT) sectors (although having been underweighted in the weak IT sector was beneficial). Within Health Care, Vertex Pharmaceuticals and Express Scripts saw negative results. Vertex underperformed on concerns that declining sales for its drug, Incivek, would accelerate given advances in the next generation of hepatitis treatments. We continue to own Vertex on the strength of its Cystic Fibrosis treatment, Kalydeco, and its pipeline. We increased this position in a period of weakness. Express Scripts declined on weak guidance related to concerns about membership count, given slow employment growth and renewals. While we think concerns were overstated, we reduced our position somewhat.

Within Consumer Discretionary, Family Dollar and Under Armour disappointed. Family Dollar saw positive results in the consumables side of its business but missed earnings due to a shortfall on the important discretionary side. We remain positive on the company and its leadership under a new president, but expect it may take several quarters to see results. We sold Under Armour. The company's penetration of retailers like Dick's Sporting Goods was a positive, but excessive inventory and poor execution in footwear triggered our sale.

In IT, both Apple and Microsoft were detrimental. We had reduced Apple from a long-term overweight to an underweight prior to the stock's correction, recognizing that its growth is slowing, but its downward trend continued. For Microsoft, uptake of its revolutionary Windows 8 platform, expected to address shortcomings in mobile and tablets, has been slower than expected.

On the positive side, IT holdings LinkedIn and Google were our top contributors. LinkedIn's database has successfully disrupted the recruiting business, saving companies a great deal of money, and the company is seeing revenues grow rapidly. All cylinders are finally firing at Google. The company has increased its dominance in the valuable mobile search business, and acquisitions including YouTube and DoubleClick are turning a profit.

Monsanto was another top contributor, as increasing crop yields remains a global focus. Its drought resistant seed outperformed during last year's extreme weather. Precision Castparts was positive as well. The company manufactures aircraft engine components and seamless tubes used in oil and gas exploration, with a good record of bringing acquisitions to profitability quickly.

With tepid U.S. growth, slightly negative growth in Europe, and growth in China at about 7.5%, we're facing a period of generally below-trend GDP growth around the globe. Regardless, we're fairly optimistic about the market. It is our opinion that, with many of the larger questions resolved, the market is free to focus on core fundamentals, an approach that has been ignored over the past couple of years. We believe this could be a very good opportunity for bottom-up, fundamentals-focused investors like us. Much of the growth we've seen over the past several years came from cost cutting—layoffs, offshore moves, and cheaper inputs. With a limit to how much cost cutting can be done and revenue growth harder to come by in a slower growth environment, we believe there is further opportunity for bottom-up investors to add value.

With these factors in mind, we've made some changes to the portfolio. First, we took a more active bias, further differentiating ourselves from the benchmark—and we've done it from a very bottom-up perspective, with bets on individual companies rather than sectors. We have also done it in a way that we believe remains true to our mission—to build a portfolio of high-quality large-cap stocks with lower volatility than the market. As we've become more confident in our belief that we will be rewarded for individual stock picks, we've also reduced the number of names in the portfolio—from holdings in the mid-60's this time last year to the mid-50's as of this writing. In the market we foresee, we are comfortable making conviction bets—larger investments in a smaller number of companies that we believe are well positioned for success.

Sincerely,

DANIEL S. ROSENBLATT AND JOHN J. BARKER
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Disciplined Growth Fund

TICKER SYMBOLS

Investor Class	NBCIX
Institutional Class	NLDLX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.5%
Consumer Staples	12.8
Energy	6.0
Financials	3.7
Health Care	14.9
Industrials	14.7
Information Technology	23.0
Materials	6.1
Telecommunication Services	6.3
Short-Term Investments	1.0
Total	100.0%

PERFORMANCE HIGHLIGHTS11

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	12/06/1999	4.63%	4.77%	2.78%	6.37%	–1.27%
Institutional Class[5]	04/06/2009	4.89%	5.16%	3.07%	6.52%	–1.17%
Class A20	04/06/2009	4.66%	4.79%	2.76%	6.36%	–1.28%
Class C20	04/06/2009	4.31%	4.03%	2.19%	6.06%	–1.49%
Class R3[17]	05/27/2009	4.56%	4.56%	2.61%	6.28%	–1.33%
With Sales Charge
Class A20		–1.39%	–1.27%	1.55%	5.73%	–1.72%
Class C20		3.32%	3.05%	2.19%	6.06%	–1.49%
Index
Russell 1000® Growth Index[1,16]		6.23%	9.60%	6.38%	8.42%	0.21%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund Commentary

Neuberger Berman Large Cap Value Fund Investor Class produced a 15.20% total return for the six months ended February 28, 2013 and outperformed its benchmark, the Russell 1000® Value Index, which generated a 13.15% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The bull market run in equities continued over the past six months, as stocks pushed through various external headwinds as the economy improved. At the beginning of the fiscal year, monetary policy actions taken by the Federal Reserve (Fed) and the European Central Bank fueled a rise in stocks that persisted despite a cloudy macro environment. The market then wavered in the weeks surrounding the U.S. presidential election due to policy uncertainties as well as concerns surrounding the U.S. fiscal cliff, but equities soon resumed their climb as investors turned their attention to the global economic backdrop, which included signs of growth in China, some stabilization on the European front and rising income and consumer spending data in the U.S., along with a pick-up in employment and housing. The positive flow of news lasted through the final two months of the reporting period, as Congress managed to postpone the fiscal cliff issue, while corporate revenues and earnings surprised to the upside; consumer sentiment rose (despite a widespread payroll tax increase) as employment and housing data in the U.S. continued to advance. During this time, the Fed also maintained that it will continue purchasing bonds in the open market to keep interest rates low until the labor market shows "substantial" improvement. The market accelerated upward in response to all of this, and equities posted positive double digit returns for the period as a whole.

The economic revival, particularly in labor and housing, led Consumer Discretionary stocks to outperform the Russell 1000 Value Index during the semi-annual period. Industrials names also did well, as the economy improved and Financials stocks were among the top performers driven by strong capital markets, healthier credit conditions (again owing to the economy) and progress in Europe to curb their sovereign debt woes. The Telecommunication Services and Utilities sectors lagged the overall market during the period, due in part to sector rotation out of these defensive segments and into more cyclical areas of the market.

In terms of the Fund, outperformance versus the index stemmed largely from Financials. During the period, our overweight allocation to this comparatively strong segment as well as superior stock returns drove the relative upside. Our underweight allocations to the lackluster Utilities and Telecommunication Services sectors and positive stock selection in Energy and Health Care also lifted relative performance. Within Financials, our heavier exposure to diversified banks and capital markets-related names was the main source of strength. Specifically, we were more heavily weighted than the index in names like Goldman Sachs, Citigroup and JPMorgan Chase, which did exceedingly well over the six-month period as strengthening housing and labor markets resulted in a healthier consumer base. This meant higher-quality loans and fewer charge-offs for the banks. Rising capital markets, some legislative clarity and a more stable European financial environment helped lift these stocks as well. The Fund gained ground in the Energy sector due in part to Cabot Oil & Gas, which soared almost 50% during the period. Cabot outperformed over the period as the price of natural gas rose. We think it is also shaping up to be one of the fastest growing companies in the E&P (Exploration & Production) industry. During the period, Cabot revealed production results for 2012 and guidance for 2013 that exceeded analyst expectations. Management also reported that it will generate positive free cash flow in 2013, which is a rarity in this industry and a testament to the company's unique low-cost asset base. We continue to like the stock and believe that Cabot has yet to reach its full potential, given that it is the premier low-cost gas producer in the U.S. and, in our view, is in the best position to benefit from improving fundamentals for the energy commodity over the long term.

On the downside, our heavier exposure to Materials, a rather weak area of the market during the period, and softer returns within Information Technology (IT) detracted from performance versus the index. Our overweight allocation to metals and mining stocks, which greatly underperformed the market, was the main reason for the relative loss in Materials. The largest detractor in this area was Newmont Mining, which experienced two sharp drops over the period after the company announced third and fourth quarter earnings that highlighted lackluster production results and projected further production declines in 2013. Nonetheless, the company has historically had a solid dividend, is making strides in reducing its operating costs and, in our opinion, stands to benefit if prolonged easy monetary policy causes inflation to pickup and gold prices to rise. Within IT, the greatest loss to relative performance stemmed from Microsoft, which has been under pressure due to uncertainty about Windows 8 as well as concerns about the slow uptake of the company's new Surface tablet. A particular blow to the stock during the period came when Microsoft announced that Steven Sinofsky, the highly regarded president of Windows and architect of Windows 8, was leaving the company. Sinofsky had a proven ability to deliver new products to the market successfully and on time and his departure was seen as a loss for the company.

With the stock market approaching peak levels, we remain cautious about the next move for equities. The U.S. economy appears to be on the mend, with employment data ticking up and home prices beginning to rise. Combine this with the Fed's easy monetary policy and we believe the continuous run-up in stocks could trump the recent tax hikes and further boost consumer spending to create a more self-sustaining economic rebound. Still, the "wall of worry" that stocks have climbed over the past couple of years remains a threat. Financial conditions in Europe are slowly improving but the region's overall economy is still quite weak. Asia also remains a wild card as growth in the region has been choppy, and the Middle East is perilously unstable and could deteriorate at any moment, which could send oil prices skyrocketing. Furthermore, in the U.S., although Congress managed to temporarily ward off some key legislative decisions, the fiscal cliff and debt ceiling debates will have to be more permanently resolved at some point and the impact of these decisions on the U.S. economy is unknown. As always, we remain mindful of these concerns but focus our efforts on choosing the right stocks that can appreciate over an economic cycle. We look for names that, in our opinion, are undervalued based on normalized earnings but which have specific catalysts that can uncover their full value over time. In addition, we pay close attention to the correlation between holdings in order to create a portfolio with an optimal risk-return balance that we believe can outperform over the long term.

Sincerely,

ELI SALZMANN
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	4.9%
Consumer Staples	2.8
Energy	18.8
Financials	23.2
Health Care	8.8
Industrials	10.9
Information Technology	8.9
Materials	10.1
Telecommunication Services	1.4
Utilities	2.8
Short-Term Investments	7.4
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	15.20%	16.66%	0.47%	8.89%	12.69%
Trust Class[3]	08/30/1993	15.08%	16.46%	0.29%	8.70%	12.62%
Advisor Class[4]	08/16/1996	15.02%	16.29%	0.14%	8.51%	12.49%
Institutional Class[5]	06/07/2006	15.33%	16.87%	0.64%	9.01%	12.73%
Class A20	06/21/2010	15.10%	16.43%	0.35%	8.82%	12.68%
Class C20	06/21/2010	14.69%	15.49%	–0.07%	8.60%	12.61%
Class R3[17]	06/21/2010	14.99%	16.13%	0.21%	8.75%	12.66%
With Sales Charge
Class A20		8.50%	9.74%	–0.84%	8.18%	12.50%
Class C20		13.69%	14.49%	–0.07%	8.60%	12.62%
Index
Russell 1000® Value Index[1,16]		13.15%	17.63%	3.88%	8.77%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 7.95% total return for the six months ended February 28, 2013, but trailed its benchmark, the Russell Midcap® Growth Index, which provided an 11.23% total return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Uncertainty defined the six-month period, as we navigated a contentious election cycle, ongoing concerns over global growth and a "not so grand fiscal bargain" that fell far short of addressing the broader issues around our country's debt ceiling, budget imbalance and credit rating. The result, despite consumer resiliency and sustainable gains in housing, has been a continuation of subdued investor sentiment and a disconcerting sub-optimal level of corporate capital reinvestment. This period also featured an equity market that was both apprehensive and demanding with respect to expectations around higher corporate revenues and earnings growth stories.

However, despite the aforementioned uncertainty and underwhelming investor sentiment, it's important to remember that the six-month period actually represented a positive environment for equities. Highlighted by attractive valuations, solid earnings, efficient bottom-lines and accommodative Federal Reserve policies, the market continued to reward the patience of domestic equity investors with attractive returns overall.

The top contributor to Fund performance for the period was Cabot Oil & Gas, an oil and gas exploration and production company with properties primarily in Texas, Oklahoma and Appalachia. Cabot raised its projected production numbers for 2013 and, as one of the lowest cost and most efficient producers, continued to effectively execute in a declining price environment. Liquidity Services, an auction marketplace for surplus and salvage assets, was the leading detractor from performance. Liquidity Services was negatively impacted by a slight deceleration in revenue and the company's disclosure of unexpected costs related to an acquisition that was originally characterized as being immediately accretive.

Stock selection within Health Care was generally weak as Alexion Pharmaceuticals, a biotech company focused on rare, life-threatening disease states, fell victim to inflated expectations fueled by their past strong above-consensus results. Earnings and guidance from HMS Holdings, a provider of cost containment and program integrity services for government and private health care sponsors, was hindered by the inability of its state government clients to provide the data necessary to perform the services for which it was hired. Given the continued lack of visibility around that issue, we exited our position in HMS.

Within Consumer Discretionary, AMC Networks, an owner and operator of multiple cable television brands and developer of content, was boosted by the resolution of its dispute with The Dish Network and strong viewership and advertising around its original programming. Unfortunately, those gains were overshadowed by the underperformance of Ross Stores, an operator of off-price retail apparel and home accessories stores, and Dollar Tree, an operator of discount variety stores offering merchandise at the fixed price of one dollar, both of which were negatively impacted by the one-two combination of continued economic uncertainty and higher expectations driven by recent and compelling positive comparable results. In addition, Bed Bath & Beyond, a domestic merchandise and home furnishings retailer, delivered poor results amid signs of slowing growth, leading us to exit our position.

Within Technology, MICROS Systems, a provider of enterprise information solutions to the global hospitality industry, was hindered by European economic uncertainty. From a sector perspective, Telecommunication Services, Industrials and Financials outperformed relative to the benchmark. Top performers included SBA Communications, an owner and operator of wireless communications towers, which continued to be rewarded for strong top-line growth and better-than-expected guidance; J.B. Hunt Transport Services, a provider of surface transportation and delivery services, which exceeded expectations by delivering cost savings and timely execution to its clients; and Jones Lang LaSalle, an integrated real estate and investment management services company, which was buoyed by an improving global real estate environment and delivered strong results ahead of expectations.

Looking ahead, we are once again faced with dire political deadlines complicated by substantial ideological differences, acrimony and an appalling disregard for effective political compromise. This feeling of déjà vu is also why we feel it's important to again emphasize a key lesson we took from 2012: Don't underestimate the resiliency of our economy and financial markets. We believe valuations are currently reasonable and we're confident that higher-quality companies offering unique catalysts and competitive attributes—with compelling top-line growth that efficiently translates through to the bottom-line—can rise above the noise and be rewarded by a market seeking positive differentiation. To that end, and in spite of the uncertainty that lies ahead, we remain cautiously optimistic that 2013 can be another positive year for mid cap equities.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	18.4%
Consumer Staples	4.0
Energy	6.8
Financials	6.3
Health Care	13.2
Industrials	21.7
Information Technology	18.3
Materials	3.6
Telecommunication Services	3.5
Short-Term Investments	4.2
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	7.95%	7.14%	6.14%	11.28%	11.75%
Trust Class[3]	08/30/1993	7.95%	7.13%	6.01%	11.10%	11.66%
Advisor Class[4]	09/03/1996	7.73%	6.76%	5.67%	10.74%	11.47%
Institutional Class[5]	04/19/2007	8.12%	7.50%	6.48%	11.49%	11.81%
Class A20	05/27/2009	7.91%	7.03%	6.08%	11.25%	11.74%
Class C20	05/27/2009	7.49%	6.21%	5.48%	10.93%	11.65%
Class R3[17]	05/27/2009	7.79%	6.81%	5.88%	11.14%	11.71%
With Sales Charge
Class A20		1.71%	0.88%	4.83%	10.59%	11.55%
Class C20		6.49%	5.21%	5.48%	10.93%	11.65%
Index
Russell Midcap® Growth Index[1,16]		11.23%	10.84%	6.76%	11.30%	N/A
Russell Midcap® Index[1,16]		13.84%	15.04%	7.16%	11.92%	13.36%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund Commentary

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 14.45% total return for the six months ended February 28, 2013, trailing the Russell Midcap® Value Index, which posted a 16.14% total return. (Performance for all share classes is provided in the table immediately following this letter.) Despite attractive valuations, we remained somewhat conservatively positioned due to the very difficult macroeconomic backdrop. Given this conservative positioning and our contrarian focus, it is not surprising that the portfolio underperformed the very strong index return. Nevertheless, we are pleased with the solid absolute returns achieved during the period.

The robust stock market that prevailed during 2012 and into the first quarter of 2013 was, in our view, primarily driven by a combination of attractive equity valuations and the continuation of enormous liquidity provided by global monetary authorities. As a result of this easy monetary policy, bond yields remained at extremely low levels and stocks became very attractive. We believe stock valuations are now historically appealing, selling at around 13-14 times forward earnings as of February 2013. Additionally, corporate balance sheets appear to us in excellent shape and corporations are returning cash to shareholders.

Despite the significant amount of liquidity being pumped into the economy and attractive stock valuations, economies worldwide remain fragile as we continue to be in a deleveraging cycle. Domestic economic growth has slowed, Europe appears to be in a prolonged recession, and emerging markets' growth rates have declined. These circumstances will likely put pressure on U.S. corporate earnings. Additionally, the budget deal reached over the New Year holiday and the subsequent sequester should also be headwinds to domestic growth. In our view, a comprehensive budget deal will have to include raising taxes further (or comprehensive tax reform) and a reduction in spending (especially in entitlement programs) which will put pressure on GDP growth—a negative for equities. Finally, while in our opinion the European Central Bank has done an excellent job in containing the European crisis to date, huge structural issues have yet to be resolved and stock markets could continue to be subject to negative headline risk.

During the reporting period, all market sectors performed well on an absolute basis. The Fund's overweight and stock selection in Consumer Staples, and underweight and stock selection in Utilities, helped performance. Safeway, the largest position in the Fund, outperformed on better-than-expected fourth quarter earnings and an improved outlook. The Fund also benefitted from Sempra Energy, as the company outlined a plan for double-digit EPS growth through 2016 and is in the process of building one of the largest liquefied natural gas export terminals in the U.S. The company also identified additional growth opportunities in its core businesses. AES, one of the Fund's newer utility holdings, posted solid fourth quarter 2012 results.

The portfolio also benefitted from individual stocks for which strategic events were announced: Symantec announced the replacement of its CEO; activist investors in ADT are pressuring the company to explore strategic options including a sale or change in capital structure; and Virgin Media agreed to be acquired by Liberty Global for $16 billion in cash and stock (approximately $48 per share), a 24% premium over the previous days' close and slightly higher than our intrinsic value1 estimate. We sold the position in ADT.

Stock selection in the Consumer Discretionary and Energy sectors hurt overall performance. Kohl's underperformed after generating weak November sales and lowered fourth quarter guidance; Best Buy underperformed early in the period following weak third quarter sales and disappointing guidance, but has since begun to recover on better-than-expected fourth quarter results and a new strategic plan outlined by management. In the Energy sector, Devon underperformed as management lowered production guidance. Stock selection in Financial Services also detracted from performance. Western Union's shares fell in November when the company reduced expectations and announced major price reductions in its services due to increased competition. The negative impact of stock selection in Financial Services was offset by our underweight in the sector. Our positioning in the Health Care sector also hurt results, as Hospira shares came under pressure on renewed concerns regarding FDA scrutiny.

As we look ahead, we think there are three major factors driving returns. First, we believe that the liquidity being pumped into worldwide economies is very powerful and, given the relative attraction of equities as compared to fixed income, stocks could move higher. Second, we believe the M&A market is heating up. It is our view that, given the current low growth environment, companies that are very strong financially could turn to acquisitions during the year to bolster their growth rates. Our cash-generating franchise companies that are selling at significant discounts to our estimate of intrinsic value1 are historically attractive candidates for this anticipated M&A activity. Third, we believe there will be a continued recovery in the housing and auto sectors, which could contribute to a prolonged improvement in the domestic economy. On the negative side, the deleveraging cycle will continue to play out, and an anticipated slowdown in the federal government will create a headwind. Additionally, given sluggish worldwide growth rates, corporate earnings growth may be limited, which would constrain the equity market's upside. With favorable equity valuations, we believe the portfolio has the potential to achieve favorable returns moving forward.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1  Intrinsic value reflects the team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.3%
Consumer Staples	7.0
Energy	5.5
Financial Services	15.9
Health Care	12.2
Materials & Processing	2.5
Producer Durables	22.7
Technology	12.1
Utilities	8.9
Short-Term Investments	0.9
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	14.45%	14.59%	4.43%	10.14%	8.71%
Trust Class[3]	06/10/1999	14.52%	14.52%	4.41%	10.07%	8.66%
Institutional Class[5]	03/08/2010	14.69%	14.97%	4.65%	10.25%	8.79%
Class A20	06/21/2010	14.49%	14.57%	4.43%	10.14%	8.70%
Class C20	06/21/2010	14.06%	13.73%	4.02%	9.92%	8.55%
Class R3[17]	06/21/2010	14.37%	14.29%	4.29%	10.06%	8.65%
With Sales Charge
Class A20		7.93%	8.01%	3.20%	9.49%	8.24%
Class C20		13.06%	12.73%	4.02%	9.92%	8.55%
Index
Russell Midcap® Value Index[1,16]		16.14%	18.91%	7.36%	12.12%	8.58%
Russell Midcap® Index[1,16]		13.84%	15.04%	7.16%	11.92%	7.86%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 15.58% total return for the six months ended February 28, 2013, outperforming its benchmark, the S&P 500 Index, which provided an 8.95% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The market exhibited broad performance gains during the period, with Information Technology (IT) being the only sector of the index that declined. Cyclical sectors generally led the market, as economic fundamentals continued to show signs of improvement. Consumer Discretionary, Financials, Health Care, Industrials and Materials all outperformed the overall index.

Within the portfolio, stock selection was the primary driver of outperformance relative to the benchmark. The portfolio generated superior returns from stock selection relative to the index in eight of nine sectors (the portfolio had no exposure to Telecommunication Services). Stock selection in IT, Financials, Health Care and Consumer Staples were the most beneficial to performance relative to the benchmark. Investors have placed greater emphasis on company fundamentals, which has resulted in lower correlations. We believe this increases the potential for differentiated stock performance.

Sector positioning was a modest detractor from performance relative to the benchmark, primarily due to our underweight during the reporting period in Financials. The portfolio finished the period with an overweight in Industrials, while holding underweights in Financials, IT and Consumer Discretionary.

Portfolio construction is an important component of our investment process and consists of three investment categories: Special Situation, Opportunistic and Classic investments. This balanced approach is designed to mitigate risk while seeking outperformance through stock selection in various market environments. We believe our expertise in these areas is a differentiating factor, and that we are currently finding a large number of compelling opportunities in each category.

The core of our investment process is an unwavering focus on a company's generation of free cash flow and its use by management. Our analysis considers the stability and sources of free cash flow generation, as well as the potential uses of this capital. This investment focus enables us to look across sectors, market capitalizations and risk profiles to find opportunities. We continue to find what we believe are well-managed franchises generating stable and growing free cash flow, that are trading at attractive valuations.

In our view, the current environment is highly attractive for free cash flow oriented investing, as free cash flow yields for equities relative to fixed income yields remain at historical highs. In our opinion, companies with high free cash flow and prudent management teams can do well in a moderate growth environment. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, and selective and highly accretive acquisitions, when executed well, can all accrue to the benefit of equity holders.

Looking forward, we believe that the key components for an ongoing recovery characterized by moderate economic growth are in place. This is supported by improving economic trends and accommodative monetary policy. We believe that the removal of uncertainty remains a key issue for investors, and progress on fiscal policy will play an important role in shaping investor sentiment going forward.

As we evaluate both potential new positions and current portfolio holdings, we will continue to keep a long-term investment perspective in mind. As always, our focus is to grow our investors' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	18.6%
Consumer Staples	10.2
Energy	11.3
Financials	7.2
Health Care	12.4
Industrials	22.3
Information Technology	5.5
Materials	7.1
Utilities	2.8
Short-Term Investments	2.6
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[18]	12/21/2009	15.58%	19.81%	6.33%	5.49%
Class A18	12/21/2009	15.48%	19.38%	6.10%	5.31%
Class C18	12/21/2009	14.97%	18.46%	5.59%	4.90%
With Sales Charge
Class A18		8.86%	12.53%	4.85%	4.33%
Class C18		13.97%	17.46%	5.59%	4.90%
Index
S&P 500 Index[1,16]		8.95%	13.46%	4.94%	3.86%

Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund was known as Neuberger Berman Research Opportunities Fund, which had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 18 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund Commentary

Neuberger Berman Real Estate Fund Trust Class generated a 3.13% total return for the six months ended February 28, 2013, and lagged its benchmark, the FTSE NAREIT All Equity REITs Index, which generated a 6.87% total return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The real estate investment trust (REIT) market overcame a period of weakness during the first half of the reporting period and produced solid results for the six months ended February 28, 2013. The overall REIT market was initially hurt by investor risk aversion tied, in part, to uncertainties surrounding the November elections and concerns regarding the fiscal cliff. REITs then rallied sharply as risk appetite returned, given a partial resolution to the fiscal cliff. REITs were also supported by generally improving fundamentals, REITs' ready access to capital and strong demand given investors' interest in dividend-paying securities.

In aggregate, stock selection detracted from the Fund's relative performance during the reporting period. Looking at individual holdings, apartment REITs AvalonBay Communities and Equity Residential were two of the Fund's weakest performers. The two companies partnered to acquire a private apartment company, Archstone, in a $16 billion transaction. Large equity offerings from each company pressured their share prices and the apartment sector as a whole. Another meaningful detractor from performance was office REIT Boston Properties. The company owns a portfolio of "class-A" office properties in supply constrained markets, including New York City, Washington, D.C., Boston and San Francisco. Concerns related to cuts in federal government spending led to slowing lease volumes in Washington, D.C. In addition, leasing volumes in New York City declined. Elsewhere, DuPont Fabros Technology, an owner of data centers in the U.S., negatively impacted results. It performed poorly given increased competition in some of the company's primary markets, such as Northern California, the greater Washington, D.C. area and New Jersey. In addition, the company experienced weaker corporate enterprise demand for its large wholesale data centers.

Infrastructure REIT American Tower was the Fund's top performer during the reporting period. American Tower is the leading owner and operator of wireless and broadcast communication sites, with 47,000 cell towers in the U.S., Latin America, India and Africa. We believe increased demand for wireless communications will continue to support the company, and we think it has among the strongest growth prospects within the REIT market. Industrial REIT Prologis was also beneficial for performance. Investor sentiment for the company improved as it executed on its capital raisings initiatives, which included a large joint venture with a sovereign wealth fund and selling some of its assets. These efforts helped Prologis reduce its financial leverage. Furthermore, demand for its distribution warehouses strengthened and Prologis' occupancy rates improved. Timber REIT Rayonier also aided results. It manages timberland and produces specialty grade wood pulp, with primary end markets such as cigarette filters, tire cord and cosmetics. Rayonier benefited from signs of improvement in the single family housing construction market, where further strengthening could lead to better volumes and pricing. Elsewhere, the Fund's holding in health care REIT HCP Inc. was rewarded. The company announced a meaningful acquisition of a portfolio of senior housing facilities and increased its dividend.

Entering the reporting period, we continued to have a defensive tilt for the portfolio. This was due to a number of macro issues, including the upcoming November elections, the fiscal cliff and signs of slowing global growth. As the reporting period progressed, some of the uncertainties surrounding these issues were lifted and global growth improved. As such, we increased the Fund's allocation to several of the more cyclical areas in the benchmark, including the Industrial and Timber sectors. We also increased our exposure to markets and sectors that we felt would benefit from the improving single family housing market, as well as adding to companies that could benefit from new development activities. In contrast, we pared our exposure to more defensive sectors, such as Health Care. Overall, the Fund's sector positioning detracted from the Fund's relative performance during the period.

Looking ahead, we have a positive intermediate- and long-term outlook for the REIT market. REIT fundamentals gradually improved during the reporting period, and we believe this trend could continue as the year progresses. In particular, we believe that many REITs are poised to experience further cash flow growth and could increase their dividends. It is also our belief that supply and demand technicals will be supportive of the overall REIT market. In particular, we anticipate that new commercial real estate supply will be relatively constrained, while demand should remain positive as the economy modestly expands. Finally, we anticipate seeing additional acquisition activity from well-positioned REITs in 2013.

While we believe the REIT market's intermediate- and long-term prospects are bright, there could be several challenges on the short-term horizon. The impact of sequester budget cuts on the overall economy are unknown and uncertainties remain regarding the raising of the U.S. debt ceiling. In addition, macro issues, such as the ongoing European sovereign debt crisis, could negatively impact investor sentiment. Against this backdrop, periods of short-term market volatility could occur.

Sincerely,

STEVE S. SHIGEKAWA AND BRIAN JONES
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX

SECTOR ALLOCATION

(as a % of Total Investments)
Apartments	14.7%
Diversified	11.6
Health Care	12.6
Industrial	6.0
Infrastructure	6.2
Lodging/Resorts	3.4
Mixed	1.1
Office	10.9
Regional Malls	14.5
Self Storage	6.1
Shopping Centers	5.3
Timber	5.4
Short-Term Investments	2.2
Total	100.0%

PERFORMANCE HIGHLIGHTS7,23

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	3.13%	14.17%	9.71%	13.93%	12.60%
Institutional Class[6]	06/04/2008	3.22%	14.34%	9.92%	14.04%	12.70%
Class A15	06/21/2010	2.98%	13.92%	9.58%	13.86%	12.55%
Class C15	06/21/2010	2.62%	13.07%	9.15%	13.64%	12.34%
Class R3[15]	06/21/2010	2.88%	13.62%	9.44%	13.79%	12.48%
With Sales Charge
Class A15		–2.92%	7.36%	8.29%	13.19%	11.93%
Class C15		1.62%	12.07%	9.15%	13.64%	12.34%
Index
FTSE NAREIT All Equity REITs Index[1,16]		6.87%	19.19%	7.76%	12.47%	10.80%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Select Equities Fund Commentary

Neuberger Berman Select Equities Fund Institutional Class generated a 10.55% total return for the six months ended February 28, 2013, and outperformed its benchmark, the S&P 500 Index, which generated an 8.95% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

We are pleased with the performance of the portfolio over the six-month reporting period. As the period began, we maintained a conservative viewpoint, given the upcoming fiscal cliff and an economic environment that continued to pose real challenges to businesses. We were also wary due to our view that we were experiencing positive momentum in the market that was driven less by fundamentals and more on monetary stimulus. Our conservative positioning served us very well during the volatility of the latter part of 2012. From our perspective, our performance on a risk-adjusted basis was even more gratifying, considering that the portfolio maintained a relatively high cash level at that time.

Stock selection has been the key to Fund performance over the full period, both during the weaker early portion, and in the rally we've seen since the end of 2012. Last year, we stuck to our knitting, seeking to identify secular trends and themes that we believed could lead to long-term results, while much of the market was caught up in rapid cycling between "risk on" and "risk off" sentiment, turning on commentary from central bank officials. As uncertainties lessened in early 2013, the market became less distracted and more focused on fundamentals, especially improving U.S. economic data.

By sector, most of the portfolio's performance advantage came from stock selection within Information Technology. Strong performance from our holdings and an overweight to the robust Industrials sector also made a positive impact. Stock selection and an overweight were also positive factors within the Consumer Discretionary sector, although to a lesser extent. Other positive factors included a zero allocation to two of the weakest sectors in the index this period, Telecommunication Services and Utilities.

At around 11% of the portfolio on average during the fiscal period, our cash position was the largest detriment against a rising market, but our stock selection overcame this negative effect. We underperformed the market in Financials, where the large money center banks we tend to avoid outperformed, and also in Energy, where we had some disappointments.

Looking ahead, we expect modest growth in the economy in line with the Nike swoosh image we have been describing since early 2009. While this type of growth trajectory will be modest, in our estimation it should be enough to drive revenue growth for many companies in different industries. Having said that, we believe that the later part of this year may result in a transition period wherein the economy can start to reaccelerate to more normal historical growth levels. It is important to note our view that a bottom seems to have been set in the housing market, and small improvements in that sector should continue. Our hope is that employment will continue to gradually improve, especially if some progress can be made in Washington that gives business leaders more confidence to hire people. One encouraging piece of information was that business and consumer spending increased during the fourth quarter of 2012 despite fiscal cliff concerns. One concern on the horizon that could derail the pace of improvement is if the politicians in Washington repeat last year's dismal performance in the debt ceiling debate. We think this could potentially freeze business activity.

As U.S. companies appear to be in solid financial shape and profit margins remain at historically high levels, modest economic growth can translate into strong profit growth. Anticipating such growth and in the context of low interest rates for the foreseeable future, we think stocks can perform well over the course of 2013. We think this would be especially true if the economy can transition from modest growth to a higher level of growth. What would also help stock valuations is if we get a real follow-through on what is being referred to as the "great rotation." This simply means a continuation of the trend seen in the first weeks of 2013, whereby investors have been pulling money out of low yielding assets and increasing allocations to equities.

While this is a more optimistic longer-term outlook for stocks than we have offered in any year since 2006, we do worry about the fact that many people are saying similar things and that there is a risk that we are all "drinking the same Kool-Aid." Therefore, we will continue to be on high alert to look for any signs that might cause our opinions to change.

Sincerely,

GERALD KAMINSKY, MICHAEL KAMINSKY, RICHARD WERMAN, JAMES GARTLAND AND MINDY SCHWARTZAPFEL
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Select Equities Fund

TICKER SYMBOLS

Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	14.8%
Energy	10.4
Financials	15.0
Health Care	7.1
Industrials	19.5
Information Technology	7.6
Materials	11.1
Short-Term Investments	14.5
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	12/20/2007	10.55%	14.98%	5.50%	3.50%
Class A	12/20/2007	10.39%	14.58%	5.16%	3.16%
Class C	12/20/2007	9.95%	13.62%	4.35%	2.38%
With Sales Charge
Class A		4.01%	7.95%	3.92%	1.99%
Class C		8.95%	12.62%	4.35%	2.38%
Index
S&P 500 Index[1,16]		8.95%	13.46%	4.94%	3.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund Commentary

Neuberger Berman Small Cap Growth Fund Investor Class generated a 4.10% total return for the six months ended February 28, 2013, trailing its benchmark, the Russell 2000® Growth Index, which posted an 11.44% total return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Uncertainty defined the six-month period as we navigated a contentious election cycle, ongoing concerns over global growth and a "not so grand fiscal bargain" that fell far short of addressing the broader issues around our country's debt ceiling, budget imbalance and credit rating. The result, despite consumer resiliency and sustainable gains in housing, has been a continuation of subdued investor sentiment and a disconcerting sub-optimal level of corporate capital reinvestment. More specific to our quality-driven stylistic biases, the market adopted a "risk-off" environment that indiscriminately rotated away from our typical type of names, which are predicated on the premise that stock prices follow earnings over the long-term, in turn leading us to more seasoned companies with higher growth rates, which results in higher expectations. The end result was that higher growth companies broadly underperformed, and in many instances, regardless of the merits of their individual results.

However, despite the aforementioned uncertainty and underwhelming investor sentiment, it's important to remember that the trailing six months actually represented a positive environment for equities. Highlighted by attractive valuations, solid earnings, efficient bottom-lines and accommodative Federal Reserve policies, the market continued to reward the patience of domestic equity investors with attractive returns overall.

Stock selection within Health Care was generally weak, as the following stocks detracted from Fund performance: NuVasive, which develops minimally disruptive surgical products and procedures for the spine, HMS Holdings, a provider of health care cost containment services, IPC The Hospitalist Co., a coordinator of care of hospitalized patients, and Align Technology, a marketer of corrective orthodontics. NuVasive, the portfolio's leading detractor, missed earnings and significantly lowered its guidance. The uncertainty surrounding the health care spending mandate negatively impacted HMS, while both IPC and Align Technology fell short of expectations on lower hospital and dental volumes.

Consumer Discretionary names Fifth & Pacific, Warnaco Group and Lion's Gate Entertainment were positive contributors to performance, while within Consumer Staples, Boulder Brands and Hain Celestial Group were detractors. Fifth & Pacific, a designer and marketer of retail premium brands, was the top contributor for the period and benefited from the market's positive reaction to management's stated intentions to strategically unlock the value of their Kate Spade brand. Warnaco, a designer and marketer of numerous apparel brands, agreed to be acquired by PVH Corp, while Lions Gate Entertainment, an entertainment production and distribution company, was boosted by the success of the "Hunger Games" franchise. Boulder Brands, a marketer of functional food products, pulled back over concerns that their brands outside of the fast growing gluten-free segment are showing signs of deceleration, and Hain Celestial, a manufacturer and marketer of natural and organic products, fell victim to lofty expectations arising from their past strong execution and above-consensus growth.

In Technology, CommVault Systems and InterXion Holdings, companies focused on data and information management software and services, both continued to benefit from strong demand for data outsourcing and cloud-based solutions, but couldn't offset weakness in Mellanox Technologies, OSI Systems and Concur Technologies. Mellanox, a data and communications semiconductor company, and Concur, a global provider of on-demand employment management solutions, each fell short of expectations and offered underwhelming future earnings guidance, while OSI Systems, a designer and manufacturer of specialized electronics and components, suffered a management credibility issue following allegations of data manipulation.

Finally, Energy was a bright spot for the Fund as Bonanza Creek Energy and Oasis Petroleum were additive to performance. Both exploration and production companies benefited from great assets and strong visibility around production growth.

During the period, we sold Warnaco to realize the buy-out premium and exited our positions in all the aforementioned detractors from performance.

Looking ahead, we are once again faced with dire political deadlines complicated by substantial ideological differences, acrimony and an appalling disregard for effective political compromise. This feeling of déjà vu is also why we feel it's important to again emphasize a key lesson we take from 2012: Don't under-estimate the resiliency of our economy and financial markets. We believe valuations are currently reasonable and we're confident in our belief that higher quality companies offering unique catalysts and competitive attributes—with compelling top-line growth that efficiently translates through to the bottom-line—can rise above the noise and be rewarded by a market seeking positive differentiation. To that end, and in spite of the uncertainty that lies ahead, we remain cautiously optimistic that 2013 can be another positive year for small cap equities.

Sincerely,

DAVID H. BURSHTAN
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	18.2%
Consumer Staples	2.7
Energy	6.3
Financials	7.5
Health Care	19.3
Industrials	14.9
Information Technology	25.8
Materials	3.4
Short-Term Investments	1.9
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	4.10%	4.48%	2.90%	9.50%	7.44%
Trust Class[3]	11/03/1998	4.01%	4.31%	2.67%	9.35%	7.31%
Advisor Class[4]	05/03/2002	3.92%	4.22%	2.46%	9.19%	7.23%
Institutional Class[5]	04/01/2008	4.26%	4.85%	3.16%	9.64%	7.54%
Class A20	05/27/2009	4.09%	4.48%	2.78%	9.44%	7.40%
Class C20	05/27/2009	3.69%	3.69%	2.20%	9.12%	7.19%
Class R3[17]	05/27/2009	3.91%	4.21%	2.58%	9.33%	7.33%
With Sales Charge
Class A20		–1.91%	–1.51%	1.57%	8.79%	6.96%
Class C20		2.69%	2.69%	2.20%	9.12%	7.19%
Index
Russell 2000® Growth Index[1,16]		11.44%	11.17%	7.83%	11.22%	6.47%
Russell 2000® Index[1,16]		13.02%	14.02%	7.35%	11.16%	8.24%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund Commentary

Neuberger Berman Socially Responsive Fund Investor Class generated a 14.37% total return for the six months ended February 28, 2013, outperforming its benchmark, the S&P 500 Index, which provided an 8.95% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Investor behavior shifted this period, with sentiment improving as the market progressed from its mid-November low. Although the developed world's debt problem and associated fat tail risks—deflation and recession on the one hand, and inflation on the other—continued to create uncertainty, better visibility surrounding tax policy, the U.S. fiscal cliff, and other artificially created risks removed some of the immediate pressures. Consequently, risk premiums decreased, equity multiples began to expand, and the valuations for stocks like the ones we own, with superior fundamentals, began to better reflect their business prospects.

The fact that our performance advantage was broad based across sectors this period further suggests that investors may be shifting from trading around macro events to refocusing on company specific fundamentals. Our top five contributors were insurance, semiconductor, manufacturing, pharmaceuticals and natural gas companies.

Texas Instruments, a long-term holding and one of our current top performers, is an excellent illustration of the return to fundamentals. The company had underperformed until recently, despite steady business fundamentals and dramatic leverage to any economic improvement. Texas Instruments maintained a good dividend with a consistent share repurchase policy, both funded by significant free cash flow even with operations at a cyclical low point. In 2013, with greater clarity on tax policy from Washington, the company formalized its cash management policies, increasing both the dividend and share buyback programs. The stock jumped on these announcements, while at the company level, nothing fundamentally changed.

We were fairly active managers of the portfolio during the reporting period, adding to high conviction names as opportunity arose and trimming holdings as valuations expanded. Stocks that underperformed this period tended to do so early while the market was more macro-driven. The Energy sector was weak in October, and we saw underperformance from both BG Group and Newfield Exploration, the latter of which we sold. Charles Schwab was sold as the low interest rate environment could continue to pressure earnings. We sold ICF International on concerns about U.S. government spending.

On the other hand, we used underperformance by Altera as a reason to add to this long-term holding. We similarly added to top contributors Texas Instruments and Danaher during periods of weakness. "Sales into strength" included Comcast, a great long-term performer. We increased our exposure to Intercontinental Exchange after the announcement of the NYSE acquisition, seeing value in its expanded product line.

New purchases include Newell Rubbermaid, a position we've steadily increased over the period. We believe Newell—owner of Rubbermaid, Irwin, Levolor, Lenox, Calphalon and other quality brands—is a turnaround situation under a proven management team. About a third of the company is exposed to the U.S. housing market, with products aimed at construction and new household formation. We believe management's skill and an emphasis on increasing emerging markets exposure offers upside, while high free cash flows and a good dividend yield may provide downside protection. Newell is working to reduce its environmental footprint while focusing on innovative products with environmental, health and hygiene benefits.

Looking ahead, from a macroeconomic perspective, unprecedented global central bank support successfully averted the potential for a Lehman-style catastrophe three times in the past three years. Central bank intervention has, so far, served to mitigate the recessionary fat tail risk associated with the global debt problem. However, as more time passes without an escalation in the crisis and with aggressive easy monetary policy remaining in place, we believe the risk of policy-induced inflation may be likely to grow as a factor influencing investor behavior. We continue to manage the portfolio with an eye on both possibilities, seeking companies that we think are able to deliver above-average growth amid various economic conditions, with the ability to pass through pricing increases, should that be necessary.

We are bottom-up investors with a high conviction portfolio of businesses we believe can deliver good organic growth somewhat independent of the macroeconomic environment. After weathering a rough patch of relative performance, where the generally positive financial results of our businesses were not reflected in their stock price performance, we are encouraged that it appears that investor focus has again returned to bottom-up fundamentals. We believe that, if investor sentiment continues to shift from managing external macroeconomic risks to finding well-positioned businesses, solid earnings development could set the groundwork for solid relative performance. This could play to our strength as long-term, research-based investors.

We view the breadth of strength in the portfolio this period as validation of our research, our perspective and our strategy. We are committed to integrating environmental, social and governance factors into our investment process and believe that responsibility is the hallmark of quality. We are optimistic about the portfolio's positioning for the future.

Sincerely,

ARTHUR MORETTI AND INGRID S. DYOTT
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Socially Responsive Fund

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.2%
Consumer Staples	10.9
Energy	9.8
Financials	17.4
Health Care	9.7
Industrials	14.8
Information Technology	16.6
Materials	4.7
Short-Term Investments	3.9
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	14.37%	14.15%	4.68%	9.05%	8.61%
Trust Class[3]	03/03/1997	14.29%	13.98%	4.49%	8.85%	8.43%
Institutional Class[5]	11/28/2007	14.48%	14.35%	4.87%	9.15%	8.66%
Class A20	05/27/2009	14.23%	13.91%	4.54%	8.97%	8.57%
Class C20	05/27/2009	13.83%	13.06%	3.94%	8.66%	8.40%
Class R3[17]	05/27/2009	14.14%	13.63%	4.35%	8.87%	8.51%
With Sales Charge
Class A20		7.63%	7.35%	3.31%	8.33%	8.23%
Class C20		12.83%	12.06%	3.94%	8.66%	8.40%
Index
S&P 500 Index[1,16]		8.95%	13.46%	4.94%	8.24%	8.46%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund Commentary

Neuberger Berman Value Fund Institutional Class produced a 14.67% total return for the six months ended February 28, 2013 and outperformed its benchmark, the Russell 1000® Value Index, which generated a 13.15% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The bull market run in equities continued over the past six months, as stocks pushed through various external headwinds as the economy improved. At the beginning of the fiscal year, monetary policy actions taken by the Federal Reserve (Fed) and the European Central Bank fueled a rise in stocks that persisted despite a cloudy macro environment. The market then wavered in the weeks surrounding the U.S. presidential election, due to policy uncertainties as well as concerns surrounding the fiscal cliff, but equities soon resumed their climb as investors turned their attention to the global economic backdrop, which included signs of growth in China, some stabilization on the European front and rising income and consumer spending data in the U.S., along with a pick-up in employment and housing. The positive flow of news lasted through the final two months of the reporting period as Congress managed to postpone the fiscal cliff issue, while corporate revenues and earnings surprised to the upside; consumer sentiment rose (despite a widespread payroll tax increase) as employment and housing data in the U.S. continued to advance. During this time, the Fed also maintained that it will continue purchasing bonds in the open market to keep interest rates low until the labor market shows "substantial" improvement. The market accelerated upward in response to all of this, and equities posted positive double digit returns for the period as a whole.

The economic revival, particularly in labor and housing, led Consumer Discretionary stocks to outperform the Russell 1000 Value Index during the semi-annual period. Industrials names also did well as the economy improved and Financials stocks were among the top performers driven by strong capital markets, healthier credit conditions (again owing to the economy) and progress in Europe to curb their sovereign debt woes. The Telecommunication Services and Utilities sectors lagged the overall market during the period, due in part to sector rotation out of these defensive segments and into more cyclical areas of the market.

In terms of the Fund, outperformance versus the index stemmed largely from Financials. During the period, our overweight allocation to this comparatively strong segment, as well as superior stock returns, drove the relative upside. Our underweight allocations to the lackluster Utilities and Telecommunication Services sectors and positive stock selection in Energy and Health Care also lifted relative performance. Within Financials, our heavier exposure to diversified banks and capital markets-related names was the main source of strength. Specifically, we were more heavily weighted than the index in names like Goldman Sachs, Citigroup and JPMorgan Chase, which did well over the six-month period as strengthening housing and labor markets resulted in a healthier consumer base. This meant higher-quality loans and fewer charge-offs for the banks. Rising capital markets, some legislative clarity and a more stable European financial environment helped lift these stocks as well. The Fund gained ground in the Energy sector due in part to Cabot Oil & Gas, which soared almost 50% during the period. Cabot outperformed over the period as the price of natural gas rose. We think it is also shaping up to be one of the fastest growing companies in the E&P (Exploration & Production) industry. During the period, Cabot revealed production results for 2012 and guidance for 2013 that exceeded analyst expectations. Management also reported that it will generate positive free cash flow in 2013, which is a rarity in this industry, and a testament to the company's unique low-cost asset base. We continue to like the stock and believe that Cabot has yet to reach its full potential, given that it is the premier low-cost gas producer in the U.S. and, in our view, is in the best position to benefit from improving fundamentals for the energy commodity over the long term.

On the downside, our heavier exposure to Materials, a rather weak area of the market during the period, and softer returns within Information Technology (IT) detracted from performance versus the index. Our overweight allocation to metals and mining stocks, which greatly underperformed the market, was the main reason for the relative loss in Materials. The largest detractor in this area was Newmont Mining, which experienced two sharp drops over the period after the company announced third and fourth quarter earnings that highlighted lackluster production results and projected further production declines in 2013. Nonetheless, the company has historically had a solid dividend, is making strides in reducing its operating costs and, in our opinion, stands to benefit if prolonged easy monetary policy causes inflation to pickup and gold prices to rise. Within IT, the greatest loss to relative performance stemmed from Microsoft, which has been under pressure due to uncertainty about Windows 8 as well as concerns about the slow uptake of the company's new Surface tablet. A particular blow to the stock during the period came when Microsoft announced that Steven Sinofsky, the highly regarded president of Windows and architect of Windows 8, was leaving the company. Sinofsky had a proven ability to deliver new products to the market successfully and on time, and his departure was seen as a loss for the company.

With the stock market approaching peak levels, we remain cautious about the next move for equities. The U.S. economy appears to be on the mend, with employment data ticking up and home prices beginning to rise. Combine this with the Fed's easy monetary policy, and we believe the continuous run-up in stocks could trump the recent tax hikes and further boost consumer spending to create a more self-sustaining economic rebound. Still, the "wall of worry" that stocks have climbed over the past couple of years remains a threat. Financial conditions in Europe are slowly improving but the region's overall economy is still quite weak. Asia also remains a wild card, as growth in the region has been choppy, and the Middle East is perilously unstable and could deteriorate at any moment, which could send oil prices skyrocketing. Furthermore in the U.S., although Congress managed to temporarily ward off some key legislative decisions, the fiscal cliff and debt ceiling debates will have to be more permanently resolved at some point, and the impact of these decisions on the U.S. economy is unknown. As always, we remain mindful of these concerns but focus our efforts on choosing the right stocks that can appreciate over an economic cycle. We look for names that, in our opinion, are undervalued based on normalized earnings but which have specific catalysts that can uncover their full value over time. In addition, we pay close attention to the correlation between holdings in order to create a portfolio which we believe has an optimal risk-return balance that can perform over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Value Fund

TICKER SYMBOLS

Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	5.0%
Consumer Staples	2.7
Energy	18.3
Financials	22.5
Health Care	8.4
Industrials	10.5
Information Technology	8.8
Materials	9.7
Telecommunication Services	1.4
Utilities	2.9
Short-Term Investments	9.8
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2013
	Inception Date	Period Ended 02/28/2013	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[21]	04/19/2010	14.67%	17.07%	6.55%	6.02%
Class A21	03/02/2011	14.41%	16.61%	6.39%	5.89%
Class C21	03/02/2011	14.04%	15.83%	6.08%	5.65%
With Sales Charge
Class A21		7.83%	9.87%	5.14%	4.91%
Class C21		13.04%	14.83%	6.08%	5.65%
Index
Russell 1000® Value Index[1,16]		13.15%	17.63%	3.88%	2.49%

The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 21 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 65 for a description of indices. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund and Neuberger Berman Multi-Cap Opportunities Fund was relatively small prior to September 2010, June 2008, and January 2010, respectively. Each of Neuberger Berman Global Equity Fund and Neuberger Berman Value Fund (formerly Neuberger Berman Large Cap Value Fund) was relatively small during the periods shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

Endnotes (cont'd)

11  As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect. Although the Fund has a policy that allows it to operate as a non-diversified fund, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified fund.

12  Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.

13  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

14  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

15  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

16  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

17  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

18  Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund was known as Neuberger Berman Research Opportunities Fund, which had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

Endnotes (cont'd)

19  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund.

20  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

21  The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

22  Prior to December 15, 2012, Neuberger Berman International Equity Fund was known as Neuberger Berman International Institutional Fund.

23  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500 Index:	Widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.
Russell 1000® Index:	Measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index.
Russell 1000® Growth Index:	Measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth rates.
Russell 1000® Value Index:	Measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth rates.
Russell 2000® Index:	Measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index.
Russell 2000® Growth Index:	Measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates.
Russell 2000® Value Index:	Measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates.
Russell Midcap® Index:	Measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index.
Russell Midcap® Growth Index:	Measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates.
Russell Midcap® Value Index:	Measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates.
FTSE NAREIT All Equity REITs Index:

An unmanaged free float-adjusted market capitalization weighted index that tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the NYSE MKT. REITs are classified as Equity REITs if 75% or more of their gross invested book assets are invested directly or indirectly in real property.

MSCI EAFE® Index:

Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Glossary of Indices (cont'd)

MSCI World Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2013 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 2/28/13 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 9/1/12	Ending Account Value 2/28/13	Expenses Paid During the Period(1) 9/1/12 - 2/28/13		Expense Ratio	Beginning Account Value 9/1/12	Ending Account Value 2/28/13	Expenses Paid During the Period(1) 9/1/12 - 2/28/13	Expense Ratio
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,132.20	$6.61		1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,131.50	$7.93		1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Class C	$1,000.00	$1,126.60	$11.86		2.25%	$1,000.00	$1,013.64	$11.23	2.25%
Class R3	$1,000.00	$1,128.50	$10.08		1.91%	$1,000.00	$1,015.32	$9.54	1.91%
Equity Income Fund
Institutional Class	$1,000.00	$1,066.40	$3.48		.68%	$1,000.00	$1,021.42	$3.41	.68%
Class A	$1,000.00	$1,064.70	$5.43		1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Class C	$1,000.00	$1,060.30	$9.25		1.81%	$1,000.00	$1,015.82	$9.05	1.81%
Class R3	$1,000.00	$1,063.20	$7.21		1.41%	$1,000.00	$1,017.80	$7.05	1.41%
Focus Fund
Investor Class	$1,000.00	$1,135.60	$5.03		.95%	$1,000.00	$1,020.08	$4.76	.95%
Trust Class	$1,000.00	$1,134.30	$6.09		1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Advisor Class	$1,000.00	$1,133.60	$6.88		1.30%	$1,000.00	$1,018.35	$6.51	1.30%
Institutional Class	$1,000.00	$1,136.30	$3.97		.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,134.20	$5.87		1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,130.80	$9.83		1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,126.30	$5.43		1.03%	$1,000.00	$1,019.69	$5.16	1.03%
Trust Class	$1,000.00	$1,125.80	$5.85		1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Advisor Class	$1,000.00	$1,124.30	$7.27		1.38%	$1,000.00	$1,017.95	$6.90	1.38%
Institutional Class	$1,000.00	$1,127.20	$4.48		.85%	$1,000.00	$1,020.58	$4.26	.85%
Global Equity Fund
Institutional Class	$1,000.00	$1,085.90	$5.95		1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Class A	$1,000.00	$1,083.70	$7.80		1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class C	$1,000.00	$1,078.50	$11.65		2.26%	$1,000.00	$1,013.59	$11.28	2.26%
Global Thematic Opportunities Fund
Institutional Class	$1,000.00	$1,114.90	$6.55		1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,112.80	$8.43		1.61%	$1,000.00	$1,016.81	$8.05	1.61%
Class C	$1,000.00	$1,108.90	$12.34		2.36%	$1,000.00	$1,013.09	$11.78	2.36%
Guardian Fund
Investor Class	$1,000.00	$1,131.80	$4.81		.91%	$1,000.00	$1,020.28	$4.56	.91%
Trust Class	$1,000.00	$1,131.20	$5.76		1.09%	$1,000.00	$1,019.39	$5.46	1.09%
Advisor Class	$1,000.00	$1,128.30	$7.92		1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Institutional Class	$1,000.00	$1,133.10	$3.91		.74%	$1,000.00	$1,021.12	$3.71	.74%
Class A	$1,000.00	$1,131.60	$5.87		1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,127.50	$9.81		1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,129.40	$7.18		1.36%	$1,000.00	$1,018.05	$6.80	1.36%
International Equity Fund
Investor Class	$1,000.00	$1,013.30	$0.96	(2)	1.09%	$1,000.00	$1,019.39	$5.46	1.09%
Trust Class	$1,000.00	$1,013.00	$1.05	(2)	1.19%	$1,000.00	$1,018.89	$5.96	1.19%
Institutional Class	$1,000.00	$1,114.90	$4.46		.85%	$1,000.00	$1,020.58	$4.26	.85%
Class A	$1,000.00	$1,013.00	$1.12	(2)	1.27%	$1,000.00	$1,018.50	$6.36	1.27%
Class C	$1,000.00	$1,012.00	$1.80	(2)	2.04%	$1,000.00	$1,014.68	$10.19	2.04%

Expense Information as of 2/28/13 (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 9/1/12	Ending Account Value 2/28/13	Expenses Paid During the Period(1) 9/1/12 - 2/28/13	Expense Ratio	Beginning Account Value 9/1/12	Ending Account Value 2/28/13	Expenses Paid During the Period(1) 9/1/12 - 2/28/13	Expense Ratio
International Large Cap Fund
Trust Class	$1,000.00	$1,108.40	$6.53	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class	$1,000.00	$1,110.10	$4.71	.90%	$1,000.00	$1,020.33	$4.51	.90%
Class A	$1,000.00	$1,107.40	$6.48	1.24%	$1,000.00	$1,018.65	$6.21	1.24%
Class C	$1,000.00	$1,103.30	$10.43	2.00%	$1,000.00	$1,014.88	$9.99	2.00%
Class R3	$1,000.00	$1,106.00	$7.88	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,154.40	$5.34	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Class A	$1,000.00	$1,154.00	$7.26	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class C	$1,000.00	$1,149.40	$11.24	2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$1,046.30	$5.63	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Institutional Class	$1,000.00	$1,048.90	$3.81	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,046.60	$5.63	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,043.10	$9.42	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,045.60	$6.90	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Large Cap Value Fund
Investor Class	$1,000.00	$1,152.00	$4.70	.88%	$1,000.00	$1,020.43	$4.41	.88%
Trust Class	$1,000.00	$1,150.80	$5.71	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Advisor Class	$1,000.00	$1,150.20	$6.50	1.22%	$1,000.00	$1,018.74	$6.11	1.22%
Institutional Class	$1,000.00	$1,153.30	$3.74	.70%	$1,000.00	$1,021.32	$3.51	.70%
Class A	$1,000.00	$1,151.00	$5.92	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,146.90	$9.90	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,149.90	$7.25	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,079.50	$5.10	.99%	$1,000.00	$1,019.89	$4.96	.99%
Trust Class	$1,000.00	$1,079.50	$5.41	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Advisor Class	$1,000.00	$1,077.30	$6.70	1.30%	$1,000.00	$1,018.35	$6.51	1.30%
Institutional Class	$1,000.00	$1,081.20	$3.87	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,079.10	$5.72	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,074.90	$9.57	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,077.90	$7.01	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,144.50	$6.38	1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Trust Class	$1,000.00	$1,145.20	$6.65	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class	$1,000.00	$1,146.90	$4.52	.85%	$1,000.00	$1,020.58	$4.26	.85%
Class A	$1,000.00	$1,144.90	$6.43	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,140.60	$10.46	1.97%	$1,000.00	$1,015.03	$9.84	1.97%
Class R3	$1,000.00	$1,143.70	$7.76	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,155.80	$5.13	.96%	$1,000.00	$1,020.03	$4.81	.96%
Class A	$1,000.00	$1,154.80	$7.21	1.35%	$1,000.00	$1,018.10	$6.76	1.35%
Class C	$1,000.00	$1,149.70	$11.25	2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Real Estate Fund
Trust Class	$1,000.00	$1,031.30	$5.24	1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Institutional Class	$1,000.00	$1,032.20	$4.28	.85%	$1,000.00	$1,020.58	$4.26	.85%
Class A	$1,000.00	$1,029.80	$6.09	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,026.20	$9.85	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$1,028.80	$7.34	1.46%	$1,000.00	$1,017.55	$7.30	1.46%

Expense Information as of 2/28/13 (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 9/1/12	Ending Account Value 2/28/13	Expenses Paid During the Period(1) 9/1/12 - 2/28/13	Expense Ratio	Beginning Account Value 9/1/12	Ending Account Value 2/28/13	Expenses Paid During the Period(1) 9/1/12 - 2/28/13	Expense Ratio
Select Equities Fund
Institutional Class	$1,000.00	$1,105.50	$3.92	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,103.90	$6.26	1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Class C	$1,000.00	$1,099.50	$10.15	1.95%	$1,000.00	$1,015.12	$9.74	1.95%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,041.00	$6.22	1.23%	$1,000.00	$1,018.70	$6.16	1.23%
Trust Class	$1,000.00	$1,040.10	$7.08	1.40%	$1,000.00	$1,017.85	$7.00	1.40%
Advisor Class	$1,000.00	$1,039.20	$7.74	1.53%	$1,000.00	$1,017.21	$7.65	1.53%
Institutional Class	$1,000.00	$1,042.60	$4.56	.90%	$1,000.00	$1,020.33	$4.51	.90%
Class A	$1,000.00	$1,040.90	$6.38	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$1,036.90	$10.15	2.01%	$1,000.00	$1,014.83	$10.04	2.01%
Class R3	$1,000.00	$1,039.10	$7.63	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Socially Responsive Fund
Investor Class	$1,000.00	$1,143.70	$4.68	.88%	$1,000.00	$1,020.43	$4.41	.88%
Trust Class	$1,000.00	$1,142.90	$5.58	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Institutional Class	$1,000.00	$1,144.80	$3.72	.70%	$1,000.00	$1,021.32	$3.51	.70%
Class A	$1,000.00	$1,142.30	$5.90	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,138.30	$9.86	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,141.40	$6.96	1.31%	$1,000.00	$1,018.30	$6.56	1.31%
Value Fund
Institutional Class	$1,000.00	$1,146.70	$3.78	.71%	$1,000.00	$1,021.27	$3.56	.71%
Class A	$1,000.00	$1,144.10	$5.95	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$1,140.40	$10.03	1.89%	$1,000.00	$1,015.42	$9.44	1.89%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 32/365 (to reflect the period shown of January 28, 2013 to February 28, 2013).

(3)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Emerging Markets Equity Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Samsung Electronics Co. Ltd.	Korea	Semiconductors & Semiconductor Equipment	3.9%
2	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan, Province of China	Semiconductors & Semiconductor Equipment	2.2%
3	Industrial & Commercial Bank of China Ltd., H Shares	China	Commercial Banks	2.0%
4	Coway Co. Ltd.	Korea	Household Durables	1.9%
5	Kasikornbank PCL NVDR	Thailand	Commercial Banks	1.8%
6	Sberbank of Russia	Russia	Commercial Banks	1.8%
7	Kimberly-Clark de Mexico SAB de CV Class A	Mexico	Household Products	1.8%
8	Vale SA ADR, Preference Shares	Brazil	Metals & Mining	1.7%
9	BS Financial Group, Inc.	Korea	Commercial Banks	1.7%
10	Haier Electronics Group Co. Ltd.	China	Household Durables	1.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (94.6%)
Brazil (9.6%)
Banco do Estado do Rio Grande do Sul SA Class B, Preference Shares	391,900	$3,584
BM&FBOVESPA SA	476,100	3,225
BR Malls Participacoes SA	242,700	3,139
Brasil Insurance Participacoes E Administracao SA	322,900	3,417
Cia Hering	54,500	1,057
Companhia de Bebidas das Americas ADR, Preference Shares	87,000	3,861
Linx SA*	12,700	205
Qualicorp SA*	309,800	3,464
TOTVS SA	171,725	3,796
Vale SA ADR, Preference Shares	302,225	5,552
		31,300
Chile (0.8%)
Sociedad Quimica y Minera de Chile SA ADR	48,370	2,681
China (19.2%)
AAC Technologies Holdings, Inc.	776,600	3,269
Agricultural Bank of China Ltd., H Shares	8,900,600	4,590
Baidu, Inc. ADR*	40,400	3,667
China Everbright International Ltd.	6,225,100	4,142
China Liansu Group Holdings Ltd.	4,786,800	3,345
China Medical System Holdings Ltd.	1,587,400	1,453
	Number of Shares	Value† (000's)[z]
China Mengniu Dairy Co. Ltd.	1,079,740	$3,007
China Mobile Ltd.	428,750	4,721
China State Construction International Holdings Ltd.	2,679,900	3,752
China Vanke Co. Ltd., B Shares	1,810,200	3,676
Dah Chong Hong Holdings Ltd.	1,302,700	1,339
First Tractor Co. Ltd., H Shares*	2,875,300	2,806
Haier Electronics Group Co. Ltd.*	2,982,000	5,383
Industrial & Commercial Bank of China Ltd., H Shares	8,968,000	6,441
Prince Frog International Holdings Ltd.	5,770,300	2,396
SINA Corp.*	35,500	1,835
Tencent Holdings Ltd.	116,700	4,039
Vinda International Holdings Ltd.	345,000	487
Zhuzhou CSR Times Electric Co. Ltd., H Shares	743,700	2,455
		62,803
Colombia (3.1%)
Bancolombia SA ADR	43,700	2,838
Ecopetrol SA ADR	68,700	3,954
Pacific Rubiales Energy Corp.	133,800	3,276
		10,068
Czech Republic (0.9%)
Komercni Banka A/S	15,190	3,091
	Number of Shares	Value† (000's)[z]
India (8.7%)
Asian Paints Ltd.	36,705	$2,875
Ballarpur Industries Ltd.Ñ	840,180	286
Bharti Infratel Ltd.*	426,003	1,503
Cairn India Ltd.	477,976	2,631
Cognizant Technology Solutions Corp. Class A*	42,100	3,232
Cummins India Ltd.	284,810	2,485
DLF Ltd.	309,765	1,577
Godrej Consumer Products Ltd.	225,825	2,994
Larsen & Toubro Ltd.	61,000	1,534
Mahindra & Mahindra Ltd.	146,625	2,359
Muthoot Finance Ltd.	347,733	1,336
Petronet LNG Ltd.	702,105	1,807
Yes Bank Ltd.	448,730	3,951
		28,570
Indonesia (3.2%)
PT AKR Corporindo Tbk	1,660,700	769
PT Bank Mandiri (Persero) Tbk	3,695,100	3,843
PT Semen Indonesia (Persero) Tbk	2,254,600	4,048
PT Tower Bersama Infrastructure Tbk*	3,356,900	1,945
		10,605
Israel (1.0%)
Israel Chemicals Ltd.	259,233	3,351
Korea (11.8%)
BS Financial Group, Inc.	377,930	5,462

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Coway Co. Ltd.*	137,850	$6,346
Hankook Tire Co. Ltd.	54,268	2,471
Hyundai Mobis	10,010	2,893
LG Chem Ltd.	10,200	2,793
Lock & Lock Co. Ltd.	98,540	2,516
Samsung Electronics Co. Ltd.	8,973	12,795
SFA Engineering Corp.	18,097	984
Sung Kwang Bend Co. Ltd.	107,674	2,377
		38,637
Malaysia (2.3%)
Axiata Group Berhad	1,963,400	4,066
Top Glove Corp. BerhadÑ	2,012,800	3,575
		7,641
Mexico (4.9%)
Alamos Gold, Inc.	182,700	2,560
Fibra Uno Administracion SA de CV	796,200	2,468
Genomma Lab Internacional SAB de CV Class B*	1,107,900	2,678
Grupo Financiero Banorte SAB de CV	332,100	2,456
Kimberly-Clark de Mexico SAB de CV Class A	1,811,900	5,733
		15,895
Nigeria (1.0%)
Afren PLC*	1,443,330	3,114
Peru (1.1%)
Credicorp Ltd.	24,200	3,630
Philippines (1.3%)
International Container Terminal Services, Inc.	2,027,460	4,089
Qatar (1.0%)
Industries Qatar QSC	66,750	3,120
Russia (6.6%)
Eurasia Drilling Co. Ltd. GDR	101,875	3,899
Magnit OJSC	12,820	2,384
Magnit OJSC GDR	35,757	1,517
NovaTek OAO GDR	19,835	2,301
Rosneft GDR	278,480	2,210
Sberbank of Russia	1,737,945	5,918
Yandex NV Class A*	144,900	3,360
		21,589
	Number of Shares	Value† (000's)[z]
South Africa (4.0%)
Bidvest Group Ltd.	123,625	$3,266
Life Healthcare Group Holdings Ltd.	744,090	2,786
MTN Group Ltd.	165,329	3,220
Shoprite Holdings Ltd.	199,405	3,802
		13,074
Taiwan, Province of China (3.5%)
China Steel Chemical Corp.	323,400	1,539
Simplo Technology Co. Ltd.	635,103	2,860
Taiwan Semiconductor Manufacturing Co. Ltd.	1,992,439	7,044
		11,443
Thailand (2.8%)
Kasikornbank PCL NVDR	836,700	5,963
PTT PCL	273,800	3,221
		9,184
Turkey (2.3%)
Anadolu Efes Biracilik ve Malt Sanayii A/S	195,260	2,931
Koza Altin Isletmeleri A/S	79,495	1,883
Turkiye Garanti Bankasi A/S	551,672	2,637
		7,451
United Arab Emirates (1.0%)
Dragon Oil PLC	350,565	3,279
United Kingdom (4.5%)
BG Group PLC	90,750	1,605
Hikma Pharmaceuticals PLC	199,155	2,616
Kenmare Resources PLC*	3,905,895	2,074
Petrofac Ltd.	112,450	2,480
SABMiller PLC	82,910	4,086
Tullow Oil PLC	104,471	1,924
		14,785
Total Common Stocks (Cost $280,711)		309,400
	Number of Shares	Value† (000's)[z]
Short-Term Investments (5.7%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $18,800)	18,799,760	$18,800
Total Investments## (100.3%) (Cost $299,511)		328,200
Liabilities, less cash, receivables and other assets [(0.3%)]		(1,015)
Total Net Assets (100.0%)		$327,185

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY EMERGING MARKETS EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Commercial Banks	$54,404	16.6%
Oil, Gas & Consumable Fuels	29,322	9.0%
Semiconductors & Semiconductor Equipment	19,839	6.1%
Wireless Telecommunication Services	15,455	4.7%
Chemicals	13,239	4.0%
Internet Software & Services	12,901	3.9%
Metals & Mining	12,069	3.7%
Household Durables	11,729	3.6%
Beverages	10,878	3.3%
Real Estate Management & Development	8,392	2.6%
Food & Staples Retailing	7,703	2.4%
Pharmaceuticals	6,747	2.1%
Industrial Conglomerates	6,386	2.0%
Energy Equipment & Services	6,379	2.0%
Health Care Providers & Services	6,250	1.9%
Household Products	6,220	1.9%
Building Products	5,722	1.7%
Personal Products	5,390	1.6%
Auto Components	5,364	1.6%
Machinery	5,291	1.6%
Construction & Engineering	5,286	1.6%
Commercial Services & Supplies	4,142	1.3%
Transportation Infrastructure	4,089	1.3%
Construction Materials	4,048	1.2%
Software	4,001	1.2%
Health Care Equipment & Supplies	3,575	1.1%
Insurance	3,417	1.0%
Communications Equipment	3,269	1.0%
IT Services	3,232	1.0%
Diversified Financial Services	3,225	1.0%
Food Products	3,007	0.9%
Computers & Peripherals	2,860	0.9%
Containers & Packaging	2,516	0.8%
Real Estate Investment Trusts	2,468	0.8%
Electrical Equipment	2,455	0.8%
Automobiles	2,359	0.7%
Distributors	1,339	0.4%
Consumer Finance	1,336	0.4%
Specialty Retail	1,057	0.3%
Electronic Equipment, Instruments & Components	984	0.3%
Trading Companies & Distributors	769	0.2%
Paper & Forest Products	286	0.1%
Short-Term Investments and Other Assets—Net	17,785	5.4%
	$327,185	100.0%

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Unilever NV	2.0%
2	China Mobile Ltd. ADR	2.0%
3	Cisco Systems, Inc.	1.9%
4	Novartis AG ADR	1.9%
5	Singapore Telecommunications Ltd.	1.9%
6	Garmin Ltd.	1.8%
7	Linear Technology Corp.	1.7%
8	NiSource, Inc.	1.7%
9	NextEra Energy, Inc.	1.6%
10	Roche Holding AG ADR	1.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (85.1%)
Aerospace & Defense (2.4%)
General Dynamics Corp.	652,000	$44,316
Honeywell International, Inc.‡‡	365,000	25,587
		69,903
Beverages (0.6%)
Treasury Wine Estates Ltd.	3,506,933	18,985
Capital Markets (1.5%)
BlackRock, Inc.‡‡	183,800	44,066
Chemicals (1.5%)
Israel Chemicals Ltd.	3,400,000	43,945
Communications Equipment (1.9%)
Cisco Systems, Inc.‡‡	2,736,000	57,046
Diversified Telecommunication Services (4.0%)
CenturyLink, Inc.	701,000	24,304
Chunghwa Telecom Co. Ltd. ADR	1,200,000	37,224
Singapore Telecommunications Ltd.	19,960,000	55,444
		116,972
Electric Utilities (6.6%)
Enersis SA ADR	1,075,000	19,984
Great Plains Energy, Inc.	1,495,000	32,636
NextEra Energy, Inc.	650,000	46,715
NV Energy, Inc.	1,870,000	36,951
Pinnacle West Capital Corp.	540,000	30,208
Xcel Energy, Inc.	1,000,000	28,700
		195,194
Food Products (2.0%)
Unilever NV	1,491,000	58,030
Gas Utilities (0.9%)
New Jersey Resources Corp.	600,000	26,736
	Number of Shares	Value† (000's)[z]
Hotels, Restaurants & Leisure (0.9%)
Flight Centre Ltd.	842,982	$27,985
Household Durables (1.8%)
Garmin Ltd.	1,537,000	52,781
Industrial Conglomerates (1.5%)
General Electric Co.	1,950,000	45,279
Media (1.4%)
BEC World PCL	7,402,900	16,734
Meredith Corp.	577,000	24,246
		40,980
Metals & Mining (3.7%)
Franco-Nevada Corp.	327,000	15,774
Newcrest Mining Ltd.	1,000,000	23,146
Newmont Mining Corp.	785,000	31,628
Royal Gold, Inc.	594,800	38,983
		109,531
Multi-Utilities (7.7%)
Alliant Energy Corp.	699,000	33,335
Center Point Energy, Inc.	2,125,000	45,539
National Grid PLC	2,000,000	22,134
NiSource, Inc.	1,835,000	50,829
Sempra Energy‡‡	542,400	42,177
Wisconsin Energy Corp.	850,000	35,105
		229,119
Oil, Gas & Consumable Fuels (8.0%)
ARC Resources Ltd.	1,365,500	34,137
Canadian Oil Sands Ltd.	1,600,000	32,650
Enbridge Inc.	750,000	33,420
Kinder Morgan, Inc.	779,000	28,877
PetroChina Co. Ltd. ADR	295,000	40,409
PTT Exploration & Production PCL	5,181,000	27,516
Statoil ASA	585,000	14,542
Statoil ASA ADR	1,014,000	25,279
		236,830
	Number of Shares	Value† (000's)[z]
Pharmaceuticals (6.9%)
Bristol-Myers Squibb Co.	935,000	$34,567
Johnson & Johnson	559,000	42,545
Novartis AG ADR	838,380	56,842
Roche Holding AG ADR	800,000	45,896
Sanofi ADR‡‡	526,600	24,861
		204,711
Real Estate Investment Trusts (18.7%)
American Campus Communities, Inc.	587,000	26,532
Ascendas Real Estate Investment Trustñ	1,840,000	3,819
Ascendas Real Estate Investment Trust	5,105,000	10,594
Digital Realty Trust, Inc.	360,000	24,113
Equity Residential	820,000	45,133
HCP, Inc.	875,000	42,770
Japan Logistics Fund, Inc.	3,315	31,508
Mapletree Logistics Trust	14,280,000	14,068
Parkway Life Real Estate Investment Trust	6,059,000	11,840
Plum Creek Timber Co., Inc.‡‡	841,000	40,788
Prologis, Inc.‡‡	985,000	38,356
Public Storage‡‡	290,000	43,851
Rayonier, Inc.‡‡	716,000	40,003
RLJ Lodging Trust	1,810,000	38,716
Suntec Real Estate Investment Trust	11,972,000	17,353
Ventas, Inc.	625,000	44,237
Vornado Realty Trust	355,000	28,475
Weyerhaeuser Co.‡‡	1,060,000	31,175
Yuexiu Real Estate Investment Trust	40,386,200	21,298
		554,629

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Road & Rail (1.1%)
Norfolk Southern Corp.	450,000	$32,872
Semiconductors & Semiconductor Equipment (1.7%)
Linear Technology Corp.‡‡	1,348,000	51,548
Software (1.1%)
Microsoft Corp.	1,200,000	33,360
Thrifts & Mortgage Finance (1.5%)
New York Community Bancorp, Inc.	3,200,000	43,200
Tobacco (1.1%)
Philip Morris International, Inc.‡‡	352,000	32,296
Transportation Infrastructure (0.9%)
SATS Ltd.	11,258,500	26,728
Water Utilities (1.0%)
Aqua America, Inc.‡‡	1,006,000	29,305
Wireless Telecommunication Services (4.7%)
China Mobile Ltd. ADR	1,057,000	57,924
Philippine Long Distance Telephone Co. ADR	569,000	40,598
Taiwan Mobile Co. Ltd.	11,693,600	40,997
		139,519
Total Common Stocks (Cost $2,209,884)		2,521,550
Convertible Preferred Stocks (0.4%)
Bunge Ltd., 4.88% (Cost $11,614)	119,000	12,715
	Principal Amount
Convertible Bonds (8.8%)
Charles River Laboratories Interna- tional, Inc., Senior Unsecured Notes, 2.25%, due 6/15/13	$28,124,000	28,194
Detour Gold Corp., Senior Unsecured Notes, 5.50%, due 11/30/17	5,975,000	6,199
	Principal Amount	Value† (000's)[z]
Electronic Arts, Inc., Senior Unsecured Notes, 0.75%, due 7/15/16	$7,980,000	$7,696
Forestar Group, Inc., Senior Unsecured Notes, 3.75%, due 3/1/20	4,900,000	5,035
Iconix Brand Group, Inc., Senior Subordinated Notes, 2.50%, due 6/1/16ñ	16,350,000	17,689
Illumina, Inc., Senior Unsecured Notes, 0.25%, due 3/15/16ñ	13,700,000	13,041
James River Coal Co., Senior Unsecured Notes, 3.13%, due 3/15/18	12,480,000	3,432
Kinross Gold Corp., Senior Unsecured Notes, 1.75%, due 3/15/28	23,890,000	23,786
L-3 Communications Holdings, Inc., Guaranteed Notes, 3.00%, due 8/1/35	39,670,000	40,215
NuVasive, Inc., Senior Unsecured Notes, 2.75%, due 7/1/17	13,635,000	12,834
Patriot Coal Corp., Senior Unsecured Notes, 3.25%, due 5/31/13‡	14,515,000	1,669
RTI International Metals, Inc., Guaranteed Notes, 3.00%, due 12/1/15	7,230,000	8,120
Siemens Finan- cieringsmaatschappij NV, Guaranteed Notes, 1.65%, due 8/16/19	15,500,000	16,030
Southern Pacific Resource Corp., Subordinated Debentures, 6.00%, due 6/30/16	7,450,000	6,376
	Principal Amount	Value† (000's)[z]
Stillwater Mining Co., Senior Unsecured Notes, 1.88%, due 3/15/28	$7,100,000	$7,096
TIBCO Software, Inc., Senior Unsecured Notes, 2.25%, due 5/1/32ñ	17,025,000	16,567
Trinity Industries, Inc., Subordinated Notes, 3.88%, due 6/1/36	13,610,000	16,221
WebMD Health Corp., Senior Unsecured Notes, 2.25%, due 3/31/16	13,470,000	13,066
WebMD Health Corp., Senior Unsecured Notes, 2.50%, due 1/31/18	19,600,000	17,628
Total Convertible Bonds (Cost $272,211)		260,894
	Number of Shares
Exchange Traded Funds (0.8%)
Market Vectors Gold Miners ETF (Cost $30,613)	622,000	23,263
Rights (0.0%)
Electric Utilities (0.0%)
Enersis SA ADR* (Cost $0)	541,800	108
Short-Term Investments (5.2%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $154,676)	154,676,315	154,676
Total Investments## (100.3%) (Cost $2,678,998)		2,973,206
Liabilities, less cash, receivables and other assets‡‡± [(0.3%)]		(8,782)
Total Net Assets (100.0%)		$2,964,424

See Notes to Schedule of Investments

Schedule of Investments Focus Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Eaton Corp. PLC	4.7%
2	Google, Inc. Class A	4.6%
3	Cabot Oil & Gas Corp.	4.4%
4	EOG Resources, Inc.	3.9%
5	JPMorgan Chase & Co.	3.9%
6	Allstate Corp.	3.7%
7	Covidien PLC	3.7%
8	NiSource, Inc.	3.6%
9	Cardinal Health, Inc.	3.5%
10	Comcast Corp. Class A Special	3.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.5%)
Aerospace & Defense (2.6%)
Boeing Co.	218,000	$16,764
Biotechnology (0.9%)
ARIAD Pharmaceuticals, Inc.*	270,000	5,678
Chemicals (1.5%)
WR Grace & Co.*	130,000	9,305
Commercial Banks (3.0%)
Wells Fargo & Co.	545,000	19,119
Communications Equipment (2.2%)
Motorola Solutions, Inc.	225,000	13,997
Computers & Peripherals (5.5%)
Apple, Inc.	42,000	18,539
SanDisk Corp.*	330,000	16,628
		35,167
Containers & Packaging (0.9%)
Crown Holdings, Inc.*	150,000	5,831
Diversified Financial Services (5.8%)
Intercontinental Exchange, Inc.*	80,500	12,463
JPMorgan Chase & Co.	510,000	24,949
		37,412
Electrical Equipment (4.7%)
Eaton Corp. PLC	490,000	30,365
Energy Equipment & Services (0.6%)
Schlumberger Ltd.	45,000	3,503
Food & Staples Retailing (2.8%)
Walgreen Co.	435,000	17,809
Food Products (4.1%)
Kraft Foods Group, Inc.	270,000	13,087
WhiteWave Foods Co. Class A*	848,500	13,270
		26,357
Health Care Equipment & Supplies (3.7%)
Covidien PLC	370,000	23,521
	Number of Shares	Value† (000's)[z]
Health Care Providers & Services (3.5%)
Cardinal Health, Inc.	485,000	$22,412
Household Products (3.0%)
Procter & Gamble Co.	255,000	19,426
Insurance (6.5%)
Allstate Corp.	516,200	23,756
Lincoln National Corp.	600,000	17,724
		41,480
Internet Software & Services (4.6%)
Google, Inc. Class A*	37,000	29,644
Leisure Equipment & Products (2.7%)
Mattel, Inc.	430,000	17,523
Machinery (2.3%)
Pall Corp.	215,000	14,659
Media (5.6%)
Comcast Corp. Class A Special	580,000	22,220
Viacom, Inc. Class B	235,000	13,738
		35,958
Metals & Mining (0.5%)
Barrick Gold Corp.	100,000	3,024
Multi-Utilities (3.6%)
NiSource, Inc.	835,000	23,130
Oil, Gas & Consumable Fuels (10.5%)
Cabot Oil & Gas Corp.	455,000	28,197
Cenovus Energy, Inc.	430,000	13,893
EOG Resources, Inc.	200,000	25,142
		67,232
Semiconductors & Semiconductor Equipment (2.3%)
Altera Corp.	415,000	14,699
Software (3.9%)
Activision Blizzard, Inc.	720,000	10,296
Oracle Corp.	420,000	14,389
		24,685
	Number of Shares	Value† (000's)[z]
Specialty Retail (5.9%)
Lowe's Cos., Inc.	560,000	$21,364
Urban Outfitters, Inc.*	400,000	16,208
		37,572
Tobacco (3.3%)
Philip Morris International, Inc.	230,000	21,103
Total Common Stocks (Cost $504,046)		617,375
Short-Term Investments (3.1%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $19,815)	19,815,350	19,815
Total Investments## (99.6%) (Cost $523,861)		637,190
Cash, receivables and other assets, less liabilities (0.4%)		2,744
Total Net Assets (100.0%)		$639,934
See Notes to Schedule of Investments

Schedule of Investments Genesis Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Church & Dwight Co., Inc.	2.8%
2	AptarGroup, Inc.	2.2%
3	Wabtec Corp.	2.0%
4	Compass Minerals International, Inc.	2.0%
5	Oceaneering International, Inc.	1.9%
6	CLARCOR, Inc.	1.8%
7	Solera Holdings, Inc.	1.8%
8	Haemonetics Corp.	1.6%
9	Harris Teeter Supermarkets, Inc.	1.6%
10	Henry Schein, Inc.	1.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.5%)
Air Freight & Logistics (0.5%)
Forward Air Corp.^	1,684,000	$63,520
Auto Components (0.4%)
Gentex Corp.	2,399,349	44,988
Beverages (1.0%)
Boston Beer Co., Inc. Class A*^	759,019	117,974
Building Products (0.4%)
AAON, Inc.	327,514	7,880
AO Smith Corp.	593,774	42,473
		50,353
Capital Markets (0.4%)
Eaton Vance Corp.	802,500	30,647
Waddell & Reed Financial, Inc. Class A	534,561	21,928
		52,575
Chemicals (5.0%)
Balchem Corp.^	1,525,435	61,521
Hawkins, Inc.	448,273	17,680
Innophos Holdings, Inc.^	1,781,800	87,005
Intrepid Potash, Inc.	2,944,291	58,032
LSB Industries, Inc.*^	1,298,800	50,328
NewMarket Corp.	332,212	83,608
RPM International, Inc.	2,374,144	72,198
Sensient Technologies Corp.^	3,730,117	137,678
Stepan Co.	711,396	43,566
		611,616
Commercial Banks (4.9%)
Bank of Hawaii Corp.^	2,363,969	114,393
	Number of Shares	Value† (000's)[z]
Bank of the Ozarks, Inc.	412,200	$15,824
BankUnited, Inc.	1,439,658	40,829
BOK Financial Corp.	1,387,404	82,454
Community Bank System, Inc.	633,798	18,298
Cullen/Frost Bankers, Inc.	2,060,225	124,767
First Financial Bankshares, Inc.^	1,678,500	74,861
FNB Corp.	1,699,936	19,311
PacWest Bancorp	1,045,239	28,566
Westamerica Bancorpora- tion^	1,894,243	83,820
		603,123
Commercial Services & Supplies (5.3%)
Copart, Inc.*	4,245,362	144,937
Healthcare Services Group, Inc.^	5,182,181	124,891
Ritchie Bros. Auctioneers, Inc.	3,073,710	70,019
Rollins, Inc.	6,045,220	148,168
Team, Inc.*	465,206	20,404
United Stationers, Inc.^	4,004,341	144,957
		653,376
Communications Equipment (0.7%)
NETGEAR, Inc.*^	2,616,400	89,088
Construction Materials (0.3%)
Eagle Materials, Inc.	579,400	37,261
Containers & Packaging (2.9%)
AptarGroup, Inc.^	4,989,100	269,112
Silgan Holdings, Inc.	1,941,083	83,331
		352,443
	Number of Shares	Value† (000's)[z]
Distributors (1.0%)
Pool Corp.^	2,748,223	$125,649
Electrical Equipment (0.3%)
Thermon Group Holdings, Inc.*^	1,993,463	40,866
Electronic Equipment, Instruments & Components (2.0%)
Badger Meter, Inc.	621,805	31,563
FEI Co.	1,816,342	115,047
Littelfuse, Inc.	234,700	15,530
Trimble Navigation Ltd.*	1,391,457	82,694
		244,834
Energy Equipment & Services (4.1%)
CARBO Ceramics, Inc.^	1,391,157	126,317
Lufkin Industries, Inc.	1,042,361	67,524
Natural Gas Services Group, Inc.*^	786,200	13,727
Oceaneering International, Inc.	3,626,128	230,586
Pason Systems, Inc.	4,081,357	64,310
		502,464
Food & Staples Retailing (1.8%)
Harris Teeter Supermarkets, Inc.^	4,639,367	199,493
North West Co., Inc.	663,200	15,113
		214,606
Food Products (2.2%)
Darling International, Inc.*	1,465,200	24,454
Flowers Foods, Inc.	2,868,000	80,820
J & J Snack Foods Corp.^	1,105,946	76,554

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Lancaster Colony Corp.	1,146,256	$83,872
		265,700
Gas Utilities (2.0%)
New Jersey Resources Corp.	1,310,000	58,374
Northwest Natural Gas Co.	666,700	30,368
Piedmont Natural Gas Co., Inc.	720,300	23,222
South Jersey Industries, Inc.^	1,568,544	86,490
WGL Holdings, Inc.	1,104,895	46,593
		245,047
Health Care Equipment & Supplies (6.7%)
Abaxis, Inc.^	1,143,000	48,486
DENTSPLY International, Inc.	1,528,700	63,319
Haemonetics Corp.*^	4,862,600	200,582
IDEXX Laboratories, Inc.*	1,853,162	170,713
Meridian Bioscience, Inc.^	3,200,197	67,844
Sirona Dental Systems, Inc.*	2,030,326	144,194
West Pharmaceutical Services, Inc.^	1,977,029	119,452
		814,590
Health Care Providers & Services (4.2%)
AmSurg Corp.*^	1,709,128	51,616
Henry Schein, Inc.*	2,194,040	195,752
Landauer, Inc.	427,150	25,078
MWI Veterinary Supply, Inc.*^	1,096,929	138,498
Owens & Minor, Inc.	996,100	30,331
Patterson Cos., Inc.	2,076,900	75,475
		516,750
Hotels, Restaurants & Leisure (2.0%)
Bally Technologies, Inc.*^	2,513,792	120,034
	Number of Shares	Value† (000's)[z]
Brinker International, Inc.	2,553,100	$85,222
Cheesecake Factory, Inc.	1,251,700	43,359
		248,615
Household Durables (0.3%)
Leggett & Platt, Inc.	1,078,500	32,981
Household Products (2.8%)
Church & Dwight Co., Inc.	5,503,456	340,994
Industrial Conglomerates (0.8%)
Raven Industries, Inc.^	3,421,952	96,602
Insurance (1.8%)
HCC Insurance Holdings, Inc.	1,148,100	45,924
Infinity Property & Casualty Corp.	187,300	10,524
RenaissanceRe Holdings Ltd.	112,135	9,805
RLI Corp.^	1,482,107	102,177
Safety Insurance Group, Inc.^	1,055,349	49,601
		218,031
IT Services (1.5%)
Jack Henry & Associates, Inc.	1,884,153	82,375
Sapient Corp.*	4,894,873	54,921
Syntel, Inc.	832,362	50,075
		187,371
Leisure Equipment & Products (1.6%)
Polaris Industries, Inc.	2,163,320	189,009
Life Sciences Tools & Services (1.5%)
ICON PLC*^	3,871,600	120,639
PAREXEL International Corp.*	908,400	31,512
Techne Corp.	398,100	27,067
		179,218
Machinery (10.6%)
AG Growth International, Inc.	250,600	8,443
CLARCOR, Inc.^	4,428,922	225,831
Donaldson Co., Inc.	4,298,400	154,871
	Number of Shares	Value† (000's)[z]
Douglas Dynamics, Inc.	282,151	$4,012
Graco, Inc.	846,617	49,189
Lincoln Electric Holdings, Inc.	820,025	45,962
Lindsay Corp.^	972,450	83,096
Middleby Corp.*	408,906	61,054
Nordson Corp.	2,604,608	165,132
Tennant Co.	759,102	35,427
Toro Co.	1,549,388	69,877
Valmont Industries, Inc.	936,304	147,515
Wabtec Corp.^	2,554,200	249,775
		1,300,184
Metals & Mining (2.7%)
Alamos Gold, Inc.	5,535,600	77,222
Compass Minerals International, Inc.^	3,289,700	242,517
Endeavour Silver Corp.*	2,446,200	14,114
		333,853
Multi-Utilities (0.2%)
NorthWestern Corp.	605,500	23,602
Office Electronics (0.9%)
Zebra Technologies Corp. Class A*	2,468,470	110,390
Oil, Gas & Consumable Fuels (3.4%)
Cabot Oil & Gas Corp.	1,806,000	111,918
Concho Resources, Inc.*	812,292	73,074
Gulfport Energy Corp.*	2,378,500	97,399
Kodiak Oil & Gas Corp.*	4,492,437	39,983
Oasis Petroleum, Inc.*	1,976,280	72,529
Painted Pony Petroleum Ltd.*	2,135,500	20,335
		415,238

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Paper & Forest Products (0.4%)
Stella-Jones, Inc.[b]	155,300	$12,083
Stella-Jones, Inc.	481,300	37,920
		50,003
Professional Services (0.5%)
Exponent, Inc.*^	1,213,835	61,019
Real Estate Management & Development (1.3%)
Altisource Asset Management Corp.*^	143,317	18,596
Altisource Portfolio Solutions SA^	1,651,670	134,677
		153,273
Road & Rail (0.2%)
Genesee & Wyoming, Inc. Class A*	271,300	24,287
Semiconductors & Semiconductor Equipment (1.8%)
Hittite Microwave Corp.*^	2,077,620	134,671
Power Integrations, Inc.^	1,800,400	75,275
Volterra Semiconductor Corp.*	843,300	12,945
		222,891
Software (6.7%)
Blackbaud, Inc.	1,397,238	38,843
Computer Modelling Group Ltd.^	3,109,500	66,336
Constellation Software, Inc.	795,200	93,257
FactSet Research Systems, Inc.	1,158,600	112,720
Manhattan Associates, Inc.*	941,889	65,800
MICROS Systems, Inc.*	3,779,342	161,756
Monotype Imaging Holdings, Inc.	294,100	6,176
	Number of Shares	Value† (000's)[z]
Solera Holdings, Inc.^	4,009,053	$225,710
Tyler Technologies, Inc.*	839,143	47,328
		817,926
Specialty Retail (3.3%)
Hibbett Sports, Inc.*^	1,746,369	92,278
Leon's Furniture Ltd.	1,022,800	11,951
Sally Beauty Holdings, Inc.*	5,216,659	144,710
Tractor Supply Co.	1,495,341	155,501
		404,440
Textiles, Apparel & Luxury Goods (0.5%)
Wolverine World Wide, Inc.	1,411,985	59,586
Thrifts & Mortgage Finance (2.6%)
Brookline Bancorp, Inc.^	3,900,890	35,498
Home Loan Servicing Solutions Ltd.	2,697,000	60,844
Ocwen Financial Corp.*	4,661,429	183,754
Oritani Financial Corp.	2,263,084	33,290
ViewPoint Financial Group, Inc.	322,670	6,728
		320,114
Trading Companies & Distributors (2.2%)
Applied Industrial Technologies, Inc.^	2,492,144	108,184
Beacon Roofing Supply, Inc.*	1,617,300	59,678
MSC Industrial Direct Co., Inc. Class A	810,700	69,169
Watsco, Inc.	455,679	35,484
		272,515
	Number of Shares	Value† (000's)[z]
Water Utilities (0.8%)
American States Water Co.	702,511	$37,205
Aqua America, Inc.	2,182,635	63,580
		100,785
Total Common Stocks (Cost $6,807,852)		11,809,750
Short-Term Investments (3.4%)
State Street Institutional Treasury Money Market Fund Institutional Class	370,359,126	370,359
State Street Institutional Treasury Plus Fund Institutional Class	53,861,511	53,862
Total Short-Term Investments (Cost $424,221)		424,221
Total Investments## (99.9%) (Cost $7,232,073)		12,233,971
Cash, receivables and other assets, less liabilities (0.1%)		7,514
Total Net Assets (100.0%)		$12,241,485

See Notes to Schedule of Investments

Schedule of Investments Global Equity Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Samsung Electronics Co. Ltd.	Korea	Semiconductors & Semiconductor Equipment	1.9%
2	Apple, Inc.	United States	Computers & Peripherals	1.9%
3	Jupiter Telecommunications Co. Ltd.	Japan	Media	1.7%
4	SanDisk Corp.	United States	Computers & Peripherals	1.6%
5	Unilever NV	Netherlands	Food Products	1.6%
6	CVS Caremark Corp.	United States	Food & Staples Retailing	1.5%
7	Continental AG	Germany	Auto Components	1.5%
8	SGS SA	Switzerland	Professional Services	1.5%
9	EMC Corp.	United States	Computers & Peripherals	1.5%
10	Pall Corp.	United States	Machinery	1.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.8%)
Australia (0.7%)
Iluka Resources Ltd.	2,380	$26
Canada (4.5%)
Agrium, Inc.	245	25
Cenovus Energy, Inc.	729	24
Home Capital Group, Inc.	690	38
New Gold, Inc.*	3,905	35
Silver Wheaton Corp.	1,250	40
		162
China (3.7%)
China Liansu Group Holdings Ltd.	50,000	35
China Mobile Ltd.	3,015	33
Haier Electronics Group Co. Ltd.*	21,000	38
Industrial & Commercial Bank of China Ltd., H Shares	37,000	27
		133
France (4.1%)
Arkema SA	400	41
Pernod-Ricard SA	230	30
Schneider Electric SA	486	37
Sodexo	415	38
		146
Germany (4.6%)
Continental AG	465	54
Deutsche Boerse AG	655	41
Linde AG	257	47
Volkswagen AG, Preference Shares	105	23
		165
	Number of Shares	Value† (000's)[z]
India (1.0%)
Cognizant Technology Solutions Corp. Class A*	465	$36
Indonesia (2.4%)
Indofood Sukses Makmur Tbk PT	58,500	44
PT Bank Mandiri (Persero) Tbk	41,300	43
		87
Israel (1.0%)
Bezeq Israeli Telecommunication Corp. Ltd.	14,390	18
Check Point Software Technologies Ltd.*	335	18
		36
Japan (4.0%)
FANUC Corp.	200	31
Jupiter Telecommunications Co. Ltd.	46	61
SUGI HOLDINGS Co. Ltd.	800	26
TOYOTA MOTOR Corp.	500	26
		144
Korea (1.9%)
Samsung Electronics Co. Ltd.	48	69
Netherlands (3.2%)
Koninklijke Ahold NV	1,991	29
Sensata Technologies Holding NV*	835	27
Unilever NV	1,483	57
		113
	Number of Shares	Value† (000's)[z]
Nigeria (0.7%)
Afren PLC*	12,135	$26
Norway (1.4%)
DnB ASA	3,425	51
Russia (1.1%)
Sberbank of Russia ADR	2,835	39
Singapore (1.3%)
United Overseas Bank Ltd.	3,000	46
Sweden (2.9%)
Autoliv, Inc.	400	26
Elekta AB, B Shares	2,585	39
Telefonaktiebolaget LM Ericsson, B Shares	3,250	39
		104
Switzerland (6.6%)
Givaudan SA*	30	36
Nestle SA	610	43
Novartis AG	415	28
Partners Group Holding AG	155	36
Roche Holding AG	181	41
SGS SA	21	53
		237
United Kingdom (7.6%)
BG Group PLC ADR	1,490	26
BHP Billiton PLC	1,085	35
Experian PLC	2,492	41
Petrofac Ltd.	1,655	37
Rio Tinto PLC	620	33
SABMiller PLC	930	46
Subsea 7 SA	1,155	27
Tullow Oil PLC	1,330	25
		270
United States (44.1%)
Actuant Corp. Class A	1,235	38
Altera Corp.	1,270	45

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
American Tower Corp.	465	$36
AMETEK, Inc.	1,100	46
Apple, Inc.	154	68
BlackRock, Inc.	188	45
Capital One Financial Corp.	980	50
Cardinal Health, Inc.	1,020	47
Charles Schwab Corp.	1,600	26
Comcast Corp. Class A Special	970	37
Covidien PLC	715	45
CVS Caremark Corp.	1,075	55
Deere & Co.	410	36
EMC Corp.*	2,270	52
EOG Resources, Inc.	292	37
Exxon Mobil Corp.	365	33
Global Payments, Inc.	595	29
Google, Inc. Class A*	55	44
Graco, Inc.	635	37
Henry Schein, Inc.*	400	36
IBM Corp.	127	26
Johnson & Johnson	370	28
JPMorgan Chase & Co.	770	38
Mattel, Inc.	940	38
National Oilwell Varco, Inc.	455	31
Nordson Corp.	580	37
Oracle Corp.	1,180	40
Pall Corp.	755	51
Rockwood Holdings, Inc.	365	23
SanDisk Corp.*	1,150	58
Schlumberger Ltd.	425	33
Sealed Air Corp.	1,950	43
Sirona Dental Systems, Inc.*	675	48
UnitedHealth Group, Inc.	645	34
Visa, Inc. Class A	293	46
Wabtec Corp.	430	42
Wal-Mart Stores, Inc.	675	48
Waters Corp.*	390	36
Wells Fargo & Co.	1,100	39
		1,581
Total Common Stocks (Cost $3,190)		3,471
Exchange Traded Funds (0.7%)
ProShares UltraShort Yen* (Cost $26)	456	26
	Number of Shares	Value† (000's)[z]
Short-Term Investments (1.3%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $47)	47,273	$47
Total Investments## (98.8%) (Cost $3,263)		3,544
Cash, receivables and other assets, less liabilities (1.2%)		42
Total Net Assets (100.0%)		$3,586

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Machinery	$272	7.6%
Commercial Banks	245	6.8%
Computers & Peripherals	178	4.9%
Chemicals	172	4.8%
Oil, Gas & Consumable Fuels	171	4.8%
Metals & Mining	169	4.7%
Food & Staples Retailing	158	4.4%
Food Products	144	4.0%
IT Services	137	3.8%
Health Care Equipment & Supplies	132	3.7%
Energy Equipment & Services	128	3.6%
Health Care Providers & Services	117	3.3%
Semiconductors & Semiconductor Equipment	114	3.2%
Electrical Equipment	110	3.0%
Capital Markets	107	3.0%
Media	98	2.7%
Pharmaceuticals	97	2.7%
Professional Services	94	2.6%
Auto Components	80	2.2%
Diversified Financial Services	79	2.2%
Beverages	76	2.1%
Software	58	1.6%
Consumer Finance	50	1.4%
Automobiles	49	1.4%
Internet Software & Services	44	1.2%
Containers & Packaging	43	1.2%
Communications Equipment	39	1.1%
Hotels, Restaurants & Leisure	38	1.1%
Household Durables	38	1.1%
Leisure Equipment & Products	38	1.1%
Thrifts & Mortgage Finance	38	1.1%
Life Sciences Tools & Services	36	1.0%
Real Estate Investment Trusts	36	1.0%
Building Products	35	1.0%
Wireless Telecommunication Services	33	0.9%
Exchange Traded Funds	26	0.7%
Diversified Telecommunication Services	18	0.5%
Short-Term Investments and Other Assets—Net	89	2.5%
	$3,586	100.0%

See Notes to Schedule of Investments

Schedule of Investments Global Thematic Opportunities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Samsung Electronics Co. Ltd. GDR	Korea	Semiconductors & Semiconductor Equipment	3.2%
2	American International Group, Inc.	United States	Insurance	3.0%
3	iShares FTSE A50 China Index ETF	Hong Kong	Exchange Traded Funds	2.9%
4	FANUC Corp.	Japan	Machinery	2.8%
5	CNOOC Ltd. ADR	Hong Kong	Oil, Gas & Consumable Fuels	2.8%
6	Israel Chemicals Ltd.	Israel	Chemicals	2.5%
7	Market Vectors Gold Miners ETF	United States	Exchange Traded Funds	2.4%
8	Google, Inc. Class A	United States	Internet Software & Services	2.3%
9	SanDisk Corp.	United States	Computers & Peripherals	2.3%
10	Lazard Ltd. Class A	United States	Capital Markets	2.2%
	Number of Shares	Value† (000's)[z]
Common Stocks (90.8%)
Australia (1.0%)
Treasury Wine Estates Ltd.	102,500	$555
Brazil (1.1%)
Randon Participacoes SA, Preference Shares	100,200	597
Canada (3.0%)
Pacific Rubiales Energy Corp.	46,500	1,139
Potash Corp. of Saskatchewan, Inc.	13,000	521
		1,660
Chile (1.0%)
Sociedad Quimica y Minera de Chile SA ADR, B Shares	9,700	538
China (4.3%)
First Tractor Co. Ltd., H Shares*	1,263,000	1,233
Tsingtao Brewery Co. Ltd., H Shares	182,200	1,140
		2,373
Hong Kong (11.4%)
Beijing Enterprises Holdings Ltd.	161,000	1,227
Chow Tai Fook Jewellery Group Ltd.	529,000	775
CNOOC Ltd. ADR	7,875	1,535
Dah Chong Hong Holdings Ltd.	1,152,000	1,184
SA SA International Holdings Ltd.	1,100,000	1,170
Trinity Ltd.	900,000	511
		6,402
	Number of Shares	Value† (000's)[z]
India (2.1%)
Mahindra & Mahindra Ltd. GDR	74,000	$1,197
Indonesia (3.3%)
Astra International Tbk PT	1,362,000	1,121
Kalbe Farma Tbk PT	5,350,000	714
		1,835
Israel (2.5%)
Israel Chemicals Ltd.	106,000	1,370
Japan (9.8%)
FANUC Corp.	10,300	1,590
Kubota Corp. ADR	18,900	1,142
Nikon Corp.	46,000	1,032
Nissan Motor Co. Ltd.	81,000	819
TOYOTA MOTOR Corp.	17,000	874
		5,457
Korea (3.2%)
Samsung Electronics Co. Ltd. GDR	2,530	1,796
Netherlands (1.8%)
Unilever NV	26,000	1,012
Philippines (4.0%)
Energy Development Corp.	5,472,000	1,020
Universal Robina Corp.	516,000	1,203
		2,223
Switzerland (4.1%)
Novartis AG ADR	15,800	1,071
Roche Holding AG ADR	21,500	1,234
		2,305
	Number of Shares	Value† (000's)[z]
Thailand (2.9%)
BEC World PCL	412,500	$932
Glow Energy PCL	233,000	674
		1,606
United States (35.3%)
American International Group, Inc.*	43,950	1,670
BlackRock, Inc.	5,000	1,199
Boeing Co.	13,700	1,053
Deere & Co.	12,150	1,067
Franklin Resources, Inc.	8,000	1,130
General Dynamics Corp.	16,400	1,115
Google, Inc. Class A*	1,600	1,282
Honeywell International, Inc.	17,300	1,213
KKR & Co. LP	66,000	1,202
Lazard Ltd. Class A	34,900	1,253
Lindsay Corp.	13,000	1,111
Philip Morris International, Inc.	12,100	1,110
Range Resources Corp.	15,300	1,175
SanDisk Corp.*	25,000	1,260
Sotheby's	23,400	895
Valmont Industries, Inc.	5,700	898
Wynn Resorts Ltd.	9,275	1,084
		19,717
Total Common Stocks (Cost $43,530)		50,643
Exchange Traded Funds (6.6%)
ETFS Platinum Trust*	4,900	762
iShares FTSE A50 China Index ETF	1,097,000	1,615
Market Vectors Gold Miners ETF	35,600	1,332
Total Exchange Traded Funds (Cost $4,081)		3,709

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Short-Term Investments (4.2%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $2,363)	2,363,113	$2,363
Total Investments## (101.6%) (Cost $49,974)		56,715
Liabilities, less cash, receivables and other assets [(1.6%)]		(909)
Total Net Assets (100.0%)		$55,806

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL THEMATIC OPPORTUNITIES FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Machinery	$7,638	13.7%
Capital Markets	4,784	8.6%
Automobiles	4,011	7.2%
Oil, Gas & Consumable Fuels	3,849	6.9%
Exchange Traded Funds	3,709	6.6%
Aerospace & Defense	3,381	6.1%
Pharmaceuticals	3,019	5.4%
Specialty Retail	2,456	4.4%
Chemicals	2,429	4.4%
Food Products	2,215	4.0%
Semiconductors & Semiconductor Equipment	1,796	3.2%
Beverages	1,695	3.0%
Independent Power Producers & Energy Traders	1,694	3.0%
Insurance	1,670	3.0%
Internet Software & Services	1,282	2.3%
Computers & Peripherals	1,260	2.3%
Industrial Conglomerates	1,227	2.2%
Distributors	1,184	2.1%
Tobacco	1,110	2.0%
Hotels, Restaurants & Leisure	1,084	1.9%
Leisure Equipment & Products	1,032	1.8%
Media	932	1.7%
Diversified Consumer Services	895	1.6%
Short-Term Investments and Other Assets—Net	1,454	2.6%
	$55,806	100.0%

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Texas Instruments, Inc.	5.1%
2	Danaher Corp.	5.0%
3	Altera Corp.	4.8%
4	Anheuser-Busch InBev NV ADR	4.3%
5	Berkshire Hathaway, Inc. Class B	4.2%
6	American Express Co.	4.0%
7	Progressive Corp.	3.9%
8	BG Group PLC	3.5%
9	IntercontinentalExchange, Inc.	3.4%
10	Schlumberger Ltd.	3.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.5%)
Auto Components (2.1%)
BorgWarner, Inc.*	341,715	$25,427
Beverages (6.9%)
Anheuser-Busch InBev NV ADR	548,870	51,588
Coca-Cola Co.	793,620	30,729
		82,317
Biotechnology (1.1%)
Biogen Idec, Inc.*	78,100	12,991
Capital Markets (4.4%)
BlackRock, Inc.	104,505	25,055
Lazard Ltd. Class A	782,745	28,101
		53,156
Chemicals (2.0%)
Ecolab, Inc.	306,675	23,476
Consumer Finance (4.0%)
American Express Co.	768,245	47,746
Diversified Financial Services (5.4%)
CME Group, Inc.	397,288	23,766
Intercontinental- Exchange, Inc.*	267,342	41,390
		65,156
Electronic Equipment, Instruments & Components (2.6%)
National Instruments Corp.	1,044,246	31,411
Energy Equipment & Services (6.2%)
Cameron International Corp.*	523,050	33,329
Schlumberger Ltd.	527,520	41,067
		74,396
Food Products (1.7%)
McCormick & Co., Inc.	309,299	20,806
Health Care Equipment & Supplies (4.2%)
C.R. Bard, Inc.	159,245	15,742
Covidien PLC	554,510	35,250
		50,992
	Number of Shares	Value† (000's)[z]
Household Durables (3.2%)
Newell Rubbermaid, Inc.	1,621,045	$37,835
Household Products (3.4%)
Procter & Gamble Co.	532,395	40,558
Industrial Conglomerates (8.2%)
3M Co.	364,570	37,915
Danaher Corp.	982,109	60,498
		98,413
Industrial Gases (1.9%)
Praxair, Inc.	211,601	23,921
Insurance (8.1%)
Berkshire Hathaway, Inc. Class B*	490,230	50,082
Progressive Corp.	1,942,575	47,321
		97,403
Internet Software & Services (3.1%)
Google, Inc. Class A*	47,166	37,789
IT Services (1.4%)
MasterCard, Inc. Class A	32,766	16,967
Machinery (2.0%)
Pall Corp.	346,728	23,640
Media (2.7%)
Scripps Networks Interactive, Inc. Class A	517,068	32,601
Multiline Retail (1.9%)
Target Corp.	353,615	22,264
Oil, Gas & Consumable Fuels (4.2%)
BG Group PLC	2,359,204	41,714
Marathon Petroleum Corp.	109,751	9,096
		50,810
Pharmaceuticals (3.0%)
Roche Holding AG	158,590	36,327
Road & Rail (1.9%)
J.B. Hunt Transport Services, Inc.	322,350	22,410
	Number of Shares	Value† (000's)[z]
Semiconductors & Semiconductor Equipment (9.9%)
Altera Corp.	1,639,824	$58,082
Texas Instruments, Inc.	1,789,380	61,501
		119,583
Specialty Retail (1.0%)
AutoZone, Inc.*	31,984	12,159
Trading Companies & Distributors (2.0%)
W.W. Grainger, Inc.	104,905	23,757
Total Common Stocks (Cost $876,557)		1,184,311
Short-Term Investments (1.2%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $14,229)	14,228,916	14,229
Total Investments## (99.7%) (Cost $890,786)		1,198,540
Cash, receivables and other assets, less liabilities (0.3%)		4,027
Total Net Assets (100.0%)		$1,202,567

See Notes to Schedule of Investments

Schedule of Investments International Equity Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Jupiter Telecommunications Co. Ltd.	Japan	Media	2.5%
2	Sulzer AG	Switzerland	Machinery	2.1%
3	Samsung Electronics Co. Ltd.	Korea	Semiconductors & Semiconductor Equipment	2.0%
4	Roche Holding AG	Switzerland	Pharmaceuticals	1.8%
5	Sodexo	France	Hotels, Restaurants & Leisure	1.8%
6	SGS SA	Switzerland	Professional Services	1.8%
7	Rexel SA	France	Trading Companies & Distributors	1.6%
8	Unilever NV	Netherlands	Food Products	1.6%
9	Sundrug Co. Ltd.	Japan	Food & Staples Retailing	1.5%
10	Givaudan SA	Switzerland	Chemicals	1.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.4%)
Australia (1.9%)
CSL Ltd.	130,960	$8,026
Iluka Resources Ltd.	582,295	6,257
Imdex Ltd.	1,819,500	2,974
		17,257
Belgium (1.0%)
Colruyt SA	177,145	8,729
Canada (7.1%)
Cenovus Energy, Inc.	175,129	5,670
Corus Entertainment, Inc., B Shares	419,201	10,333
Dollarama, Inc.	85,700	5,036
Home Capital Group, Inc.	120,400	6,695
MacDonald, Dettwiler & Associates Ltd.	151,133	10,442
New Gold, Inc.*	976,300	8,710
Silver Wheaton Corp.	318,000	10,083
Vermilion Energy, Inc.	135,644	7,020
		63,989
Chile (0.9%)
Sociedad Quimica y Minera de Chile SA ADR	148,485	8,229
China (2.6%)
China Liansu Group Holdings Ltd.	12,977,900	9,070
China Mobile Ltd. ADR	140,735	7,712
Industrial & Commercial Bank of China Ltd., H Shares	8,957,000	6,433
		23,215
	Number of Shares	Value† (000's)[z]
Denmark (2.5%)
Novo Nordisk A/S Class B	37,863	$6,613
Sydbank A/S*	335,696	6,812
Tryg A/S	112,127	9,036
		22,461
France (7.2%)
Arkema SA	109,500	11,125
Eutelsat Communications SA	186,242	6,710
Pernod-Ricard SA	56,125	7,283
Rexel SA	609,319	14,128
Sanofi	90,445	8,570
Sodexo	177,400	16,430
		64,246
Germany (6.9%)
Brenntag AG	84,715	12,077
Continental AG	75,825	8,900
Deutsche Boerse AG	164,564	10,202
Fresenius Medical Care AG & Co.	47,167	3,235
Gerresheimer AG*	166,048	9,566
Linde AG	68,006	12,332
Volkswagen AG, Preference Shares	26,895	5,873
		62,185
Indonesia (0.9%)
PT Bank Mandiri (Persero) Tbk	7,575,600	7,879
Ireland (0.8%)
DCC PLC	192,603	6,770
Israel (1.7%)
Bezeq Israeli Telecommunication Corp. Ltd.	3,608,369	4,625
Check Point Software Technologies Ltd.*	199,900	10,497
		15,122
	Number of Shares	Value† (000's)[z]
Japan (14.4%)
FANUC Corp.	70,200	$10,838
Jupiter Telecommunications Co. Ltd.	17,094	22,684
KANSAI PAINT Co. Ltd.	823,600	8,726
Kenedix Realty Investment Corp.	2,163	8,914
KEYENCE Corp.	39,800	11,211
Nihon Kohden Corp.	327,400	11,374
PIGEON Corp.	132,100	7,439
Pola Orbis Holdings, Inc.	143,800	4,412
SMC Corp.	52,600	9,125
SOFTBANK Corp.	101,700	3,769
SUGI HOLDINGS Co. Ltd.	207,000	6,811
Sundrug Co. Ltd.	339,100	13,116
TOYOTA MOTOR Corp.	198,800	10,220
		128,639
Korea (2.8%)
Samsung Electronics Co. Ltd.	12,376	17,647
Shinhan Financial Group Co. Ltd.	193,050	7,604
		25,251
Netherlands (5.1%)
Akzo Nobel NV	156,532	9,999
Koninklijke Ahold NV	683,670	9,818
Nutreco NV	132,582	12,331
Unilever NV	358,629	13,911
		46,059
Nigeria (0.7%)
Afren PLC*	2,849,510	6,147
Norway (2.8%)
DnB ASA	801,724	11,941
Norwegian Property ASAÑ	2,522,117	3,954

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
ProSafe SE	960,730	$9,656
		25,551
Russia (1.6%)
NovaTek OAO GDR	43,965	5,100
Sberbank of Russia ADR	648,945	8,949
		14,049
Singapore (1.8%)
Jardine Matheson Holdings Ltd.	119,800	7,586
United Overseas Bank Ltd.	538,000	8,289
		15,875
Sweden (3.3%)
Autoliv, Inc.	92,340	6,019
Elekta AB, B Shares	630,238	9,452
Nordea Bank AB	403,865	4,674
Telefonaktiebolaget LM Ericsson, B Shares	805,275	9,768
		29,913
Switzerland (13.0%)
Bucher Industries AGÑ	44,980	9,857
Givaudan SA*	10,545	12,600
Kaba Holding AG*	10,525	4,573
Nestle SA	150,812	10,539
Novartis AG	132,383	8,990
Partners Group Holding AG	37,415	8,646
Roche Holding AG	71,934	16,477
SGS SA	6,360	16,163
Sika AG	3,988	9,897
Sulzer AG	106,636	18,670
		116,412
Turkey (0.5%)
Sinpas Gayrimenkul Yatirim Ortakligi A/S	5,371,917	4,151
United Kingdom (16.9%)
Amlin PLC	1,738,658	11,255
BG Group PLC	343,825	6,079
BHP Billiton PLC	269,750	8,549
Bunzl PLC	590,997	11,306
Cairn Energy PLC*	1,071,050	4,415
Diploma PLCÑ	728,220	6,767
Experian PLC	478,862	7,947
ICAP PLC	1,151,730	5,818
Informa PLC	886,553	6,745
Mitie Group PLCÑ	2,135,483	9,294
Petrofac Ltd.	382,350	8,434
Reed Elsevier PLC	427,801	4,601
Rio Tinto PLC	154,345	8,291
RPS Group PLCÑ	2,171,791	8,032
	Number of Shares	Value† (000's)[z]
SABMiller PLC	135,850	$6,754
Subsea 7 SA	405,552	9,587
Synergy Health PLCÑ	605,563	9,628
Tullow Oil PLC	365,712	6,735
Willis Group Holdings PLC	308,700	11,755
		151,992
Total Common Stocks (Cost $742,787)		864,121
Exchange Traded Funds (1.2%)
ProShares UltraShort Yen* (Cost $8,684)	178,200	10,223
Short-Term Investments (2.4%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $21,569)	21,568,525	21,569
Total Investments## (100.0%) (Cost $773,040)		895,913
Cash, receivables and other assets, less liabilities (0.0%)		143
Total Net Assets (100.0%)		$896,056

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$72,908	8.1%
Commercial Banks	62,580	6.9%
Media	51,073	5.6%
Machinery	48,490	5.4%
Metals & Mining	44,864	5.0%
Oil, Gas & Consumable Fuels	41,166	4.6%
Pharmaceuticals	40,650	4.5%
Food & Staples Retailing	38,474	4.3%
Trading Companies & Distributors	37,511	4.2%
Food Products	36,781	4.1%
Insurance	32,046	3.6%
Energy Equipment & Services	27,677	3.1%
Professional Services	24,110	2.7%
Software	20,939	2.4%
Health Care Equipment & Supplies	20,826	2.3%
Electronic Equipment, Instruments & Components	17,978	2.1%
Semiconductors & Semiconductor Equipment	17,647	2.0%
Commercial Services & Supplies	17,326	1.9%
Hotels, Restaurants & Leisure	16,430	1.8%
Automobiles	16,093	1.8%
Auto Components	14,919	1.7%
Capital Markets	14,464	1.6%
Industrial Conglomerates	14,356	1.6%
Beverages	14,038	1.5%
Building Products	13,643	1.5%
Real Estate Investment Trusts	13,065	1.5%
Health Care Providers & Services	12,863	1.5%
Wireless Telecommunication Services	11,481	1.3%
Exchange Traded Funds	10,223	1.2%
Diversified Financial Services	10,202	1.1%
Communications Equipment	9,768	1.1%
Life Sciences Tools & Services	9,566	1.1%
Biotechnology	8,026	0.9%
Household Products	7,439	0.8%
Thrifts & Mortgage Finance	6,695	0.7%
Multiline Retail	5,036	0.6%
Diversified Telecommunication Services	4,625	0.5%
Personal Products	4,412	0.5%
Real Estate Management & Development	3,954	0.5%
Short-Term Investments and Other Assets—Net	21,712	2.4%
	$896,056	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Large Cap Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Jupiter Telecommunications Co. Ltd.	Japan	Media	2.8%
2	SGS SA	Switzerland	Professional Services	2.6%
3	Samsung Electronics Co. Ltd.	Korea	Semiconductors & Semiconductor Equipment	2.5%
4	Sulzer AG	Switzerland	Machinery	2.4%
5	Roche Holding AG	Switzerland	Pharmaceuticals	2.3%
6	Givaudan SA	Switzerland	Chemicals	2.0%
7	Unilever NV	Netherlands	Food Products	1.9%
8	Rexel SA	France	Trading Companies & Distributors	1.8%
9	Sodexo	France	Hotels, Restaurants & Leisure	1.8%
10	Schneider Electric SA	France	Electrical Equipment	1.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (94.7%)
Australia (1.6%)
CSL Ltd.	33,135	$2,031
Iluka Resources Ltd.	145,705	1,566
		3,597
Belgium (1.2%)
Colruyt SA	56,215	2,770
Canada (4.0%)
Bank of Nova Scotia	27,700	1,650
Cenovus Energy, Inc.	42,645	1,381
Dollarama, Inc.	21,600	1,269
New Gold, Inc.*	247,900	2,212
Silver Wheaton Corp.	79,900	2,533
		9,045
Chile (0.9%)
Sociedad Quimica y Minera de Chile SA ADR	38,045	2,109
China (1.8%)
China Mobile Ltd. ADR	45,715	2,505
Industrial & Commercial Bank of China Ltd., H Shares	2,256,000	1,620
		4,125
Colombia (0.6%)
Ecopetrol SA ADR	23,900	1,376
Denmark (2.9%)
Jyske Bank A/S*	60,535	2,012
Novo Nordisk A/S Class B	12,711	2,220
Tryg A/S	28,002	2,257
		6,489
France (9.3%)
Arkema SA	27,725	2,817
	Number of Shares	Value† (000's)[z]
Eutelsat Communications SA	62,536	$2,253
Pernod-Ricard SA	14,135	1,834
Rexel SA	178,543	4,140
Sanofi	22,665	2,148
Schneider Electric SA	45,559	3,504
Sodexo	44,575	4,128
		20,824
Germany (8.2%)
Brenntag AG	21,395	3,050
Continental AG	28,505	3,346
Deutsche Boerse AG	56,397	3,496
Fresenius Medical Care AG & Co.	16,073	1,102
Linde AG	18,295	3,318
SAP AG ADR	26,685	2,087
Volkswagen AG, Preference Shares	9,240	2,018
		18,417
India (0.8%)
Cognizant Technology Solutions Corp. Class A*	22,300	1,712
Indonesia (0.9%)
PT Bank Mandiri (Persero) Tbk	1,908,100	1,984
Israel (2.3%)
Bezeq Israeli Telecommunication Corp. Ltd.	1,374,400	1,762
Check Point Software Technologies Ltd.*	63,100	3,313
		5,075
Japan (9.8%)
FANUC Corp.	21,100	3,258
	Number of Shares	Value† (000's)[z]
Jupiter Telecommunications Co. Ltd.	4,716	$6,258
KANSAI PAINT Co. Ltd.	210,500	2,230
KEYENCE Corp.	12,100	3,408
SMC Corp.	16,900	2,932
SOFTBANK Corp.	32,100	1,190
TOYOTA MOTOR Corp.	50,600	2,601
		21,877
Korea (3.3%)
Samsung Electronics Co. Ltd.	3,861	5,505
Shinhan Financial Group Co. Ltd.	49,585	1,953
		7,458
Netherlands (4.8%)
Akzo Nobel NV	51,172	3,269
Koninklijke Ahold NV	219,885	3,158
Unilever NV	112,048	4,346
		10,773
Nigeria (0.9%)
Afren PLC*	902,490	1,947
Norway (1.4%)
DnB ASA	202,473	3,016
Russia (1.6%)
NovaTek OAO GDR	10,875	1,262
Sberbank of Russia ADR	164,190	2,264
		3,526
Singapore (1.8%)
Jardine Matheson Holdings Ltd.	30,300	1,919
United Overseas Bank Ltd.	136,000	2,095
		4,014
Sweden (4.3%)
Autoliv, Inc.	23,400	1,525

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Elekta AB, B Shares	201,810	$3,027
Nordea Bank AB	162,040	1,875
Telefonaktiebolaget LM Ericsson, B Shares	255,115	3,095
		9,522
Switzerland (15.2%)
Credit Suisse Group AG*	51,769	1,387
Givaudan SA*	3,831	4,578
Nestle SA	48,983	3,423
Novartis AG	42,821	2,908
Partners Group Holding AG	9,785	2,261
Roche Holding AG	22,626	5,183
SGS SA	2,332	5,926
Sika AG	1,246	3,092
Sulzer AG	30,366	5,316
		34,074
United Kingdom (17.1%)
Amlin PLC	533,526	3,454
BG Group PLC	109,140	1,930
BHP Billiton PLC	67,960	2,154
Bunzl PLC	178,896	3,422
Cairn Energy PLC*	268,570	1,107
Experian PLC	180,507	2,996
ICAP PLC	386,005	1,950
Informa PLC	389,009	2,960
Petrofac Ltd.	115,800	2,554
Reed Elsevier PLC	162,684	1,750
Rio Tinto PLC	38,600	2,073
SABMiller PLC	55,465	2,757
Subsea 7 SA	123,085	2,909
Tesco PLC	194,144	1,089
Tullow Oil PLC	125,656	2,314
Willis Group Holdings PLC	75,000	2,856
		38,275
Total Common Stocks (Cost $180,920)		212,005
Exchange Traded Funds (1.3%)
ProShares UltraShort Yen* (Cost $2,383)	49,500	2,840
Short-Term Investments (4.1%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $9,248)	9,248,373	9,248
Total Investments## (100.1%) (Cost $192,551)		224,093
Liabilities, less cash, receivables and other assets [(0.1%)]		(202)
Total Net Assets (100.0%)		$223,891
See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL LARGE CAP FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$21,414	9.6%
Commercial Banks	18,469	8.2%
Media	13,221	5.9%
Pharmaceuticals	12,459	5.6%
Machinery	11,506	5.2%
Oil, Gas & Consumable Fuels	11,317	5.1%
Trading Companies & Distributors	10,612	4.7%
Metals & Mining	10,537	4.7%
Professional Services	8,922	4.0%
Insurance	8,567	3.9%
Food Products	7,769	3.4%
Food & Staples Retailing	7,017	3.1%
Capital Markets	5,598	2.5%
Semiconductors & Semiconductor Equipment	5,505	2.4%
Energy Equipment & Services	5,463	2.4%
Software	5,400	2.4%
Auto Components	4,871	2.2%
Automobiles	4,619	2.1%
Beverages	4,591	2.0%
Hotels, Restaurants & Leisure	4,128	1.8%
Wireless Telecommunication Services	3,695	1.6%
Electrical Equipment	3,504	1.6%
Diversified Financial Services	3,496	1.5%
Electronic Equipment, Instruments & Components	3,408	1.5%
Communications Equipment	3,095	1.4%
Health Care Equipment & Supplies	3,027	1.4%
Exchange Traded Funds	2,840	1.3%
Biotechnology	2,031	0.9%
Industrial Conglomerates	1,919	0.9%
Diversified Telecommunication Services	1,762	0.8%
IT Services	1,712	0.8%
Multiline Retail	1,269	0.6%
Health Care Providers & Services	1,102	0.5%
Short-Term Investments and Other Assets—Net	9,046	4.0%
	$223,891	100.0%

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	OfficeMax, Inc.	2.9%
2	Avery Dennison Corp.	2.4%
3	Charles River Laboratories International, Inc.	2.2%
4	Verint Systems, Inc.	2.2%
5	Lender Processing Services, Inc.	2.1%
6	CoreLogic, Inc.	2.1%
7	Arris Group, Inc.	2.0%
8	Ryder System, Inc.	2.0%
9	Crown Holdings, Inc.	2.0%
10	Sealed Air Corp.	1.9%
	Number of Shares	Value† (000's)[z]
Common Stocks (94.9%)
Aerospace & Defense (5.4%)
Aerovironment, Inc.*	44,000	$973
Spirit Aerosystems Holdings, Inc. Class A*	159,190	2,772
Teledyne Technologies, Inc.*	40,352	2,969
Textron, Inc.	93,839	2,707
		9,421
Auto Components (0.8%)
Dana Holding Corp.	81,500	1,363
Chemicals (2.7%)
Chemtura Corp.*	150,100	3,020
Cytec Industries, Inc.	23,400	1,694
		4,714
Commercial Banks (11.2%)
BankUnited, Inc.	62,000	1,758
City National Corp.	31,800	1,807
Comerica, Inc.	76,874	2,643
First Niagara Financial Group, Inc.	303,800	2,485
Huntington Bancshares, Inc.	432,030	3,037
TCF Financial Corp.	232,100	3,189
Texas Capital Bancshares, Inc.*	52,300	2,210
Umpqua Holdings Corp.	192,400	2,415
		19,544
Commercial Services & Supplies (4.2%)
Avery Dennison Corp.	102,236	4,176
Covanta Holding Corp.	163,900	3,206
		7,382
Communications Equipment (6.5%)
Arris Group, Inc.*	202,269	3,509
Brocade Communications Systems, Inc.*	518,459	2,909
Ciena Corp.*	91,383	1,393
Infinera Corp.*	281,400	1,826
Sierra Wireless, Inc.*	150,074	1,694
		11,331
	Number of Shares	Value† (000's)[z]
Construction & Engineering (1.9%)
KBR, Inc.	107,200	$3,258
Containers & Packaging (3.9%)
Crown Holdings, Inc.*	88,000	3,420
Sealed Air Corp.	152,258	3,382
		6,802
Electronic Equipment, Instruments & Components (3.3%)
CTS Corp.	119,755	1,174
Dolby Laboratories, Inc. Class A	56,600	1,804
Itron, Inc.*	48,120	2,024
Mercury Systems, Inc.*	105,260	721
		5,723
Energy Equipment & Services (2.7%)
ION Geophysical Corp.*	261,517	1,737
TETRA Technologies, Inc.*	321,392	2,966
		4,703
Health Care Equipment & Supplies (1.7%)
Accuray, Inc.*	167,770	716
Given Imaging Ltd.*	52,500	832
Symmetry Medical, Inc.*	134,400	1,402
		2,950
Health Care Providers & Services (0.9%)
Chemed Corp.	21,225	1,638
Health Care Technology (1.7%)
Allscripts Healthcare Solutions, Inc.*	229,000	2,913
Hotels, Restaurants & Leisure (1.9%)
Scientific Games Corp. Class A*	169,524	1,526
Wendy's Co.	323,000	1,838
		3,364
Independent Power Producers & Energy Traders (3.3%)
Dynegy, Inc.*	63,300	1,239
NRG Energy, Inc.	95,565	2,293
	Number of Shares	Value† (000's)[z]
Ormat Technologies, Inc.	106,256	$2,172
		5,704
Internet Software & Services (2.9%)
Bankrate, Inc.*	67,800	763
Digital River, Inc.*	162,163	2,309
Keynote Systems, Inc.	84,296	1,288
Velti PLC*	177,600	654
		5,014
IT Services (8.8%)
Acxiom Corp.*	120,400	2,193
Convergys Corp.	120,600	2,001
CoreLogic, Inc.*	140,611	3,643
DST Systems, Inc.	49,019	3,329
Lender Processing Services, Inc.	149,100	3,662
VeriFone Systems, Inc.*	26,750	507
		15,335
Life Sciences Tools & Services (3.6%)
Affymetrix, Inc.*	264,600	1,077
Cambrex Corp.*	121,138	1,394
Charles River Laboratories International, Inc.*	95,371	3,886
		6,357
Machinery (5.8%)
ESCO Technologies, Inc.	70,685	2,867
ITT Corp.	101,900	2,683
Manitowoc Co., Inc.	115,700	2,143
Meritor, Inc.*	186,250	820
Twin Disc, Inc.	71,100	1,699
		10,212
Marine (0.5%)
Danaos Corp.*	269,091	928
Professional Services (1.0%)
FTI Consulting, Inc.*	48,806	1,696
Road & Rail (2.0%)
Ryder System, Inc.	61,704	3,468

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Semiconductors & Semiconductor Equipment (5.7%)
Alliance Semiconductor Corp.*	85,470	$33
Ceva, Inc.*	65,600	993
FormFactor, Inc.*	180,900	908
Freescale Semiconductor Ltd.*	129,590	2,000
Ikanos Communications, Inc.*	194,466	338
Mellanox Technologies Ltd.*	8,550	451
Rambus, Inc.*	230,572	1,300
Spansion, Inc. Class A*	160,240	1,884
Ultratech, Inc.*	50,094	2,053
		9,960
Software (7.6%)
Accelrys, Inc.*	180,463	1,707
Cadence Design Systems, Inc.*	145,707	2,063
Comverse, Inc.*	11,135	306
Rovi Corp.*	141,680	2,521
SeaChange International, Inc.*	151,626	1,747
TIBCO Software, Inc.*	55,500	1,191
Verint Systems, Inc.*	112,861	3,856
		13,391
Specialty Retail (4.9%)
Express, Inc.*	65,300	1,208
OfficeMax, Inc.	424,619	5,083
PEP Boys-Manny Moe & Jack*	82,500	918
RadioShack Corp.	481,041	1,443
		8,652
Total Common Stocks (Cost $140,207)		165,823
Short-Term Investments (5.2%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $9,037)	9,037,008	9,037
Total Investments## (100.1%) (Cost $149,244)		174,860
Liabilities, less cash, receivables and other assets [(0.1%)]		(146)
Total Net Assets (100.0%)		$174,714

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Apple, Inc.	5.1%
2	Google, Inc. Class A	3.9%
3	Verizon Communications, Inc.	3.7%
4	Amazon.com, Inc.	3.3%
5	Coca-Cola Co.	3.0%
6	Monsanto Co.	3.0%
7	Range Resources Corp.	2.7%
8	Starbucks Corp.	2.6%
9	Crown Castle International Corp.	2.5%
10	Procter & Gamble Co.	2.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.2%)
Aerospace & Defense (3.7%)
Boeing Co.	126,565	$9,733
Precision Castparts Corp.	71,297	13,303
		23,036
Air Freight & Logistics (1.0%)
FedEx Corp.	60,246	6,352
Beverages (5.0%)
Anheuser-Busch InBev NV ADR	130,949	12,308
Coca-Cola Co.	475,412	18,408
		30,716
Biotechnology (4.3%)
Biogen Idec, Inc.*	48,726	8,105
Gilead Sciences, Inc.*	152,469	6,512
Vertex Pharmaceuticals, Inc.*	250,105	11,710
		26,327
Capital Markets (1.6%)
Goldman Sachs Group, Inc.	63,876	9,566
Chemicals (6.0%)
Agrium, Inc.	114,817	11,878
Monsanto Co.	181,799	18,367
Sherwin-Williams Co.	42,504	6,868
		37,113
Commercial Services & Supplies (1.0%)
ADT Corp.	134,522	6,442
Communications Equipment (2.4%)
QUALCOMM, Inc.	221,677	14,549
Computers & Peripherals (7.6%)
Apple, Inc.	71,560	31,587
EMC Corp.*	420,201	9,669
SanDisk Corp.*	114,931	5,791
		47,047
Diversified Telecommunication Services (3.7%)
Verizon Communications, Inc.	491,921	22,889
	Number of Shares	Value† (000's)[z]
Electrical Equipment (2.1%)
Eaton Corp. PLC	213,617	$13,238
Energy Equipment & Services (1.0%)
Cameron International Corp.*	99,667	6,351
Food Products (4.1%)
Kraft Foods Group, Inc.	163,544	7,927
Mondelez International, Inc. Class A	286,935	7,934
Unilever NV	235,115	9,150
		25,011
Health Care Equipment & Supplies (2.3%)
Edwards Lifesciences Corp.*	163,030	14,009
Health Care Providers & Services (1.3%)
Express Scripts Holding Co.*	137,902	7,848
Hotels, Restaurants & Leisure (4.2%)
Chipotle Mexican Grill, Inc.*	32,047	10,152
Starbucks Corp.	288,624	15,822
		25,974
Household Products (2.5%)
Procter & Gamble Co.	199,186	15,174
Industrial Conglomerates (3.1%)
Danaher Corp.	159,091	9,800
General Electric Co.	406,558	9,440
		19,240
Insurance (2.1%)
American International Group, Inc.*	338,801	12,878
Internet & Catalog Retail (3.3%)
Amazon.com, Inc.*	76,720	20,275
	Number of Shares	Value† (000's)[z]
Internet Software & Services (6.0%)
Facebook, Inc. Class A*	129,476	$3,528
Google, Inc. Class A*	30,220	24,212
LinkedIn Corp. Class A*	55,142	9,274
		37,014
IT Services (2.5%)
IBM Corp.	51,797	10,402
Teradata Corp.*	88,970	5,166
		15,568
Life Sciences Tools & Services (1.0%)
Illumina, Inc.*	122,592	6,146
Machinery (1.6%)
Joy Global, Inc.	155,415	9,844
Media (1.3%)
Discovery Communications, Inc. Class A*	108,173	7,932
Multiline Retail (1.6%)
Family Dollar Stores, Inc.	170,873	9,834
Oil, Gas & Consumable Fuels (4.9%)
Kinder Morgan, Inc.	367,342	13,617
Range Resources Corp.	217,784	16,726
		30,343
Pharmaceuticals (6.0%)
Allergan, Inc.	48,692	5,279
Bristol-Myers Squibb Co.	271,146	10,024
Johnson & Johnson	189,402	14,416
Pfizer, Inc.	257,114	7,037
		36,756
Road & Rail (1.9%)
Union Pacific Corp.	86,207	11,820
Semiconductors & Semiconductor Equipment (2.0%)
ASML Holding NV	177,769	12,618
Software (2.3%)
Microsoft Corp.	514,195	14,295

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Specialty Retail (1.0%)
O'Reilly Automotive, Inc.*	60,862	$6,192
Tobacco (1.3%)
Philip Morris International, Inc.	84,335	7,738
Wireless Telecommunication Services (2.5%)
Crown Castle International Corp.*	221,106	15,433
Total Common Stocks (Cost $526,839)		605,568
Short-Term Investments (1.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $6,274)	6,273,684	6,274
Total Investments## (99.2%) (Cost $533,113)		611,842
Cash, receivables and other assets, less liabilities (0.8%)		4,701
Total Net Assets (100.0%)		$616,543

See Notes to Schedule of Investments

Schedule of Investments Large Cap Value Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Exxon Mobil Corp.	6.0%
2	JPMorgan Chase & Co.	3.5%
3	Citigroup, Inc.	3.3%
4	Goldman Sachs Group, Inc.	3.1%
5	Johnson & Johnson	3.0%
6	Wells Fargo & Co.	2.9%
7	Chevron Corp.	2.7%
8	Schlumberger Ltd.	2.6%
9	Monsanto Co.	2.1%
10	Newmont Mining Corp.	2.0%
	Number of Shares	Value† (000's)[z]
Common Stocks (94.1%)
Airlines (0.8%)
United Continental Holdings, Inc.*	480,635	$12,838
Automobiles (1.3%)
Ford Motor Co.	1,707,740	21,535
Beverages (1.9%)
Coca-Cola Co.	568,252	22,003
PepsiCo, Inc.	114,672	8,688
		30,691
Capital Markets (6.6%)
Bank of New York Mellon Corp.	648,597	17,603
Charles Schwab Corp.	690,039	11,206
Goldman Sachs Group, Inc.	331,127	49,590
Invesco Ltd.	1,058,456	28,356
		106,755
Chemicals (4.7%)
LyondellBasell Industries NV Class A	445,479	26,114
Monsanto Co.	328,608	33,199
Mosaic Co.	282,590	16,543
		75,856
Commercial Banks (4.2%)
Regions Financial Corp.	1,470,120	11,246
Wells Fargo & Co.	1,342,300	47,088
Zions Bancorp	386,528	9,331
		67,665
Communications Equipment (1.4%)
Cisco Systems, Inc.	1,074,029	22,393
Computers & Peripherals (0.7%)
SanDisk Corp.*	212,326	10,699
Containers & Packaging (0.6%)
Sealed Air Corp.	460,286	10,223
Diversified Financial Services (8.2%)
Bank of America Corp.	921,005	10,343
Citigroup, Inc.	1,272,253	53,397
	Number of Shares	Value† (000's)[z]
JPMorgan Chase & Co.	1,169,772	$57,225
Moody's Corp.	220,833	10,613
		131,578
Diversified Telecommunication Services (1.4%)
Verizon Communications, Inc.	484,517	22,544
Electric Utilities (2.1%)
Duke Energy Corp.	270,226	18,713
PPL Corp.	495,008	15,256
		33,969
Electrical Equipment (0.9%)
Emerson Electric Co.	256,708	14,555
Energy Equipment & Services (6.3%)
Diamond Offshore Drilling, Inc.	251,360	17,515
Halliburton Co.	624,564	25,926
McDermott International, Inc.*	1,314,545	16,721
Schlumberger Ltd.	537,677	41,858
		102,020
Food Products (0.9%)
Archer-Daniels- Midland Co.	470,433	14,988
Health Care Equipment & Supplies (2.0%)
Boston Scientific Corp.*	3,031,079	22,400
Zimmer Holdings, Inc.	134,797	10,104
		32,504
Health Care Providers & Services (2.4%)
Aetna, Inc.	302,725	14,286
Cigna Corp.	209,970	12,275
UnitedHealth Group, Inc.	238,118	12,727
		39,288
	Number of Shares	Value† (000's)[z]
Industrial Conglomerates (2.0%)
General Electric Co.	1,389,890	$32,273
Insurance (4.7%)
American International Group, Inc.*	706,438	26,852
Lincoln National Corp.	839,990	24,813
Reinsurance Group of America, Inc.	407,182	23,413
		75,078
Internet Software & Services (1.1%)
Yahoo! Inc.*	825,373	17,589
IT Services (1.6%)
Global Payments, Inc.	182,754	8,811
IBM Corp.	80,054	16,077
		24,888
Machinery (6.3%)
Caterpillar, Inc.	106,760	9,861
Cummins, Inc.	99,038	11,476
Deere & Co.	157,626	13,844
Dover Corp.	269,950	19,801
Joy Global, Inc.	458,043	29,012
PACCAR, Inc.	377,729	17,916
		101,910
Media (1.0%)
Comcast Corp. Class A	407,833	16,228
Metals & Mining (4.9%)
BHP Billiton Ltd. ADR	356,465	26,685
Newmont Mining Corp.	809,474	32,614
Nucor Corp.	429,626	19,354
		78,653
Multi-Utilities (0.8%)
Dominion Resources, Inc.	227,817	12,758
Multiline Retail (0.6%)
Target Corp.	154,228	9,710

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Oil, Gas & Consumable Fuels (12.7%)
Cabot Oil & Gas Corp.	187,198	$11,601
Chevron Corp.	371,994	43,579
Exxon Mobil Corp.	1,084,818	97,145
Pioneer Natural Resources Co.	183,421	23,076
Range Resources Corp.	388,144	29,810
		205,211
Pharmaceuticals (4.5%)
Johnson & Johnson	625,366	47,596
Merck & Co., Inc.	591,807	25,288
		72,884
Road & Rail (1.0%)
CSX Corp.	730,508	16,758
Semiconductors & Semiconductor Equipment (2.5%)
Altera Corp.	398,592	14,118
Intel Corp.	555,822	11,589
Texas Instruments, Inc.	430,138	14,784
		40,491
Software (1.9%)
Check Point Software Technologies Ltd.*	123,702	6,496
Microsoft Corp.	526,655	14,641
Oracle Corp.	263,342	9,022
		30,159
Specialty Retail (2.1%)
Best Buy Co., Inc.	585,449	9,607
Staples, Inc.	992,192	13,077
Urban Outfitters, Inc.*	272,127	11,027
		33,711
Total Common Stocks (Cost $1,317,134)		1,518,402
Short-Term Investments (7.5%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $120,510)	120,509,995	120,510
Total Investments## (101.6%) (Cost $1,437,644)		1,638,912
Liabilities, less cash, receivables and other assets [(1.6%)]		(25,969)
Total Net Assets (100.0%)		$1,612,943

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	SBA Communications Corp. Class A	2.2%
2	Roper Industries, Inc.	1.9%
3	Stericycle, Inc.	1.8%
4	Catamaran Corp.	1.8%
5	Trimble Navigation Ltd.	1.8%
6	Airgas, Inc.	1.7%
7	Cerner Corp.	1.7%
8	AMETEK, Inc.	1.7%
9	Affiliated Managers Group, Inc.	1.6%
10	Fastenal Co.	1.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.5%)
Aerospace & Defense (2.9%)
BE Aerospace, Inc.*	145,500	$7,655
HEICO Corp.	137,174	5,955
Precision Castparts Corp.	36,500	6,810
		20,420
Beverages (1.2%)
Beam, Inc.	81,000	4,943
Monster Beverage Corp.*	65,000	3,278
		8,221
Biotechnology (4.0%)
Alexion Pharmaceuticals, Inc.*	100,000	8,674
ARIAD Pharmaceuticals, Inc.*	205,000	4,311
BioMarin Pharmaceutical, Inc.*	80,000	4,638
Cepheid, Inc.*	120,000	4,372
Medivation, Inc.*	64,500	3,169
Onyx Pharmaceuticals, Inc.*	40,000	3,012
		28,176
Building Products (1.1%)
Fortune Brands Home & Security, Inc.*	220,000	7,601
Capital Markets (2.6%)
Affiliated Managers Group, Inc.*	79,500	11,625
Raymond James Financial, Inc.	152,500	6,692
		18,317
Chemicals (2.7%)
Airgas, Inc.	123,500	12,385
Ashland, Inc.	91,500	7,134
		19,519
Commercial Services & Supplies (2.4%)
Clean Harbors, Inc.*	71,500	3,682
Stericycle, Inc.*	136,500	13,093
		16,775
	Number of Shares	Value† (000's)[z]
Communications Equipment (0.7%)
Aruba Networks, Inc.*	205,000	$5,109
Containers & Packaging (0.7%)
Packaging Corp. of America	127,500	5,327
Distributors (0.6%)
LKQ Corp.*	190,000	4,026
Diversified Financial Services (1.3%)
Intercontinental Exchange, Inc.*	60,556	9,375
Electrical Equipment (4.1%)
AMETEK, Inc.	285,000	11,922
Generac Holdings, Inc.	105,000	3,617
Roper Industries, Inc.	106,500	13,271
		28,810
Electronic Equipment, Instruments & Components (1.8%)
Trimble Navigation Ltd.*	218,500	12,985
Energy Equipment & Services (3.2%)
Cameron International Corp.*	95,000	6,053
Core Laboratories NV	32,000	4,389
Oceaneering International, Inc.	78,500	4,992
Oil States International, Inc.*	100,000	7,615
		23,049
Food & Staples Retailing (1.8%)
PriceSmart, Inc.	87,000	6,451
Whole Foods Market, Inc.	70,500	6,036
		12,487
Health Care Equipment & Supplies (1.9%)
Cooper Cos., Inc.	65,000	6,894
Intuitive Surgical, Inc.*	12,700	6,475
		13,369
	Number of Shares	Value† (000's)[z]
Health Care Providers & Services (3.4%)
Catamaran Corp.*	242,500	$13,024
Community Health Systems, Inc.	87,500	3,698
DaVita HealthCare Partners, Inc.*	63,500	7,596
		24,318
Health Care Technology (2.1%)
athenahealth, Inc.*	25,500	2,392
Cerner Corp.*	140,000	12,244
		14,636
Hotels, Restaurants & Leisure (1.5%)
Buffalo Wild Wings, Inc.*	67,500	5,311
Starwood Hotels & Resorts Worldwide, Inc.	84,500	5,098
		10,409
Household Durables (0.4%)
Harman International Industries, Inc.	74,000	3,141
Household Products (1.2%)
Church & Dwight Co., Inc.	135,000	8,365
Internet & Catalog Retail (0.7%)
Expedia, Inc.	74,000	4,724
Internet Software & Services (1.3%)
Liquidity Services, Inc.*	91,500	3,116
Rackspace Hosting, Inc.*	107,500	6,005
		9,121
IT Services (2.4%)
Alliance Data Systems Corp.*	56,000	8,887
Cognizant Technology Solutions Corp. Class A*	104,000	7,984
		16,871
Life Sciences Tools & Services (1.1%)
Illumina, Inc.*	151,500	7,595

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Machinery (2.7%)
Cummins, Inc.	33,000	$3,824
Donaldson Co., Inc.	207,500	7,476
Pall Corp.	120,000	8,182
		19,482
Media (2.1%)
AMC Networks, Inc. Class A*	158,000	9,069
Discovery Communications, Inc. Class A*	84,500	6,197
		15,266
Metals & Mining (0.1%)
Carpenter Technology Corp.	22,900	1,082
Multiline Retail (1.1%)
Dollar Tree, Inc.*	170,500	7,704
Oil, Gas & Consumable Fuels (3.6%)
Cabot Oil & Gas Corp.	163,000	10,101
Concho Resources, Inc.*	55,000	4,948
Denbury Resources, Inc.*	310,500	5,626
Oasis Petroleum, Inc.*	140,000	5,138
		25,813
Pharmaceuticals (1.1%)
Perrigo Co.	66,500	7,526
Professional Services (2.8%)
Advisory Board Co.*	110,000	5,589
Towers Watson & Co. Class A	60,000	3,994
Verisk Analytics, Inc. Class A*	173,500	10,154
		19,737
Real Estate Management & Development (1.4%)
Jones Lang LaSalle, Inc.	106,000	10,244
Road & Rail (4.0%)
Canadian Pacific Railway Ltd.	57,500	6,987
Hertz Global Holdings, Inc.*	181,500	3,621
J.B. Hunt Transport Services, Inc.	151,000	10,498
Kansas City Southern	71,000	7,311
		28,417
	Number of Shares	Value† (000's)[z]
Semiconductors & Semiconductor Equipment (3.4%)
Altera Corp.	107,000	$3,790
Avago Technologies Ltd.	262,500	8,983
Cavium, Inc.*	211,000	7,790
Microchip Technology, Inc.	105,000	3,829
		24,392
Software (9.0%)
ANSYS, Inc.*	130,500	9,892
Aspen Technology, Inc.*	217,500	6,690
Citrix Systems, Inc.*	92,500	6,558
Concur Technologies, Inc.*	70,500	4,949
Informatica Corp.*	128,600	4,502
MICROS Systems, Inc.*	135,500	5,800
Red Hat, Inc.*	122,500	6,224
Salesforce.com, Inc.*	41,500	7,023
Splunk, Inc.*	105,000	3,794
TIBCO Software, Inc.*	178,500	3,829
Ultimate Software Group, Inc.*	45,000	4,422
		63,683
Specialty Retail (9.1%)
Cabela's, Inc.*	107,500	5,438
Dick's Sporting Goods, Inc.	161,000	8,050
DSW, Inc. Class A	117,500	7,954
O'Reilly Automotive, Inc.*	81,500	8,292
PetSmart, Inc.	71,500	4,655
Ross Stores, Inc.	117,500	6,810
Tractor Supply Co.	87,500	9,099
Urban Outfitters, Inc.*	200,500	8,124
Williams-Sonoma, Inc.	137,500	6,243
		64,665
Textiles, Apparel & Luxury Goods (3.3%)
Fifth & Pacific Cos., Inc.*	242,500	4,387
Lululemon Athletica, Inc.*	70,000	4,693
PVH Corp.	79,600	9,699
Under Armour, Inc. Class A*	95,000	4,682
		23,461
	Number of Shares	Value† (000's)[z]
Thrifts & Mortgage Finance (1.0%)
Ocwen Financial Corp.*	185,000	$7,293
Trading Companies & Distributors (2.2%)
Fastenal Co.	203,500	10,507
United Rentals, Inc.*	102,500	5,474
		15,981
Wireless Telecommunication Services (3.5%)
Crown Castle International Corp.*	140,000	9,772
SBA Communications Corp. Class A*	216,500	15,397
		25,169
Total Common Stocks (Cost $493,628)		692,661
Short-Term Investments (4.3%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $30,634)	30,634,071	30,634
Total Investments## (101.8%) (Cost $524,262)		723,295
Liabilities, less cash, receivables and other assets [(1.8%)]		(12,591)
Total Net Assets (100.0%)		$710,704

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Intrinsic Value Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Safeway, Inc.	4.5%
2	Avery Dennison Corp.	3.1%
3	Symantec Corp.	2.9%
4	State Street Corp.	2.6%
5	CVS Caremark Corp.	2.5%
6	Covidien PLC	2.4%
7	Rockwell Collins, Inc.	2.4%
8	KBR, Inc.	2.4%
9	Cardinal Health, Inc.	2.3%
10	Zimmer Holdings, Inc.	2.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (99.1%)
Aerospace & Defense (5.8%)
General Dynamics Corp.	19,850	$1,349
Rockwell Collins, Inc.	25,200	1,515
Spirit Aerosystems Holdings, Inc. Class A*	46,400	808
		3,672
Auto Components (1.3%)
Lear Corp.	15,700	839
Capital Markets (2.6%)
State Street Corp.	29,500	1,669
Chemicals (2.5%)
Agrium, Inc.	6,200	641
Ashland, Inc.	12,400	967
		1,608
Commercial Banks (5.8%)
BankUnited, Inc.	28,400	806
BB&T Corp.	25,800	783
Comerica, Inc.	26,200	901
Huntington Bancshares, Inc.	169,300	1,190
		3,680
Commercial Services & Supplies (12.3%)
Avery Dennison Corp.	48,500	1,981
Brink's Co.	43,500	1,151
Corrections Corporation of America	26,300	1,009
Covanta Holding Corp.	68,300	1,336
Republic Services, Inc.	45,400	1,427
Tyco International Ltd.	28,800	922
		7,826
Construction & Engineering (2.4%)
KBR, Inc.	49,200	1,495
Electric Utilities (3.8%)
NV Energy, Inc.	69,900	1,381
Pinnacle West Capital Corp.	18,700	1,046
		2,427
	Number of Shares	Value† (000's)[z]
Electronic Equipment, Instruments & Components (3.3%)
Dolby Laboratories, Inc. Class A	36,200	$1,154
Flextronics International Ltd.*	144,100	958
		2,112
Energy Equipment & Services (2.0%)
Cameron International Corp.*	20,000	1,274
Food & Staples Retailing (7.0%)
CVS Caremark Corp.	31,600	1,616
Safeway, Inc.	119,200	2,844
		4,460
Health Care Equipment & Supplies (4.8%)
Covidien PLC	24,400	1,551
Zimmer Holdings, Inc.	19,600	1,469
		3,020
Health Care Providers & Services (5.5%)
Cardinal Health, Inc.	31,800	1,470
Humana, Inc.	13,900	949
Omnicare, Inc.	29,400	1,095
		3,514
Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	3,300	42
Hotels, Restaurants & Leisure (1.3%)
Wyndham Worldwide Corp.	13,900	837
Independent Power Producers & Energy Traders (1.6%)
AES Corp.	84,200	978
IT Services (6.3%)
Amdocs Ltd.	39,300	1,433
Fidelity National Information Services, Inc.	37,800	1,423
Western Union Co.	82,100	1,152
		4,008
	Number of Shares	Value† (000's)[z]
Machinery (2.2%)
ITT Corp.	53,000	$1,396
Media (2.0%)
Cablevision Systems Corp. Class A	91,900	1,286
Multi-Utilities (3.5%)
CenterPoint Energy, Inc.	59,400	1,273
Sempra Energy	12,050	937
		2,210
Multiline Retail (1.8%)
Kohl's Corp.	25,000	1,153
Oil, Gas & Consumable Fuels (3.5%)
Devon Energy Corp.	23,200	1,259
Energy Transfer Partners L.P.	8,325	399
Southwestern Energy Co.*	16,400	562
		2,220
Pharmaceuticals (1.9%)
Hospira, Inc.*	39,900	1,174
Real Estate Investment Trusts (1.5%)
Starwood Property Trust, Inc.	33,100	925
Software (6.5%)
BMC Software, Inc.*	24,900	998
Nuance Communications, Inc.*	68,800	1,267
Symantec Corp.*	79,800	1,870
		4,135
Specialty Retail (5.8%)
Best Buy Co., Inc.	74,700	1,226
Express, Inc.*	53,900	997
Staples, Inc.	110,600	1,458
		3,681
Thrifts & Mortgage Finance (2.0%)
People's United Financial, Inc.	95,900	1,256
Total Common Stocks (Cost $54,209)		62,897

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Short-Term Investments (0.9%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $524)	524,119	$524
Total Investments## (100.0%) (Cost $54,733)		63,421
Cash, receivables and other assets, less liabilities (0.0%)		32
Total Net Assets (100.0%)		$63,453

See Notes to Schedule of Investments

Schedule of Investments Multi-Cap Opportunities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Boeing Co.	3.9%
2	Berkshire Hathaway, Inc. Class B	3.8%
3	Range Resources Corp.	3.6%
4	JPMorgan Chase & Co.	3.5%
5	Cenovus Energy, Inc.	3.4%
6	CSX Corp.	3.4%
7	Hanesbrands, Inc.	3.3%
8	3M Co.	3.3%
9	HCA Holdings, Inc.	3.2%
10	Schlumberger Ltd.	3.2%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.1%)
Aerospace & Defense (5.7%)
Boeing Co.	455,000	$34,989
Raytheon Co.	300,000	16,371
		51,360
Chemicals (4.3%)
Ecolab, Inc.	55,000	4,210
Methanex Corp.	450,000	16,461
Scotts Miracle-Gro Co. Class A	400,000	17,724
		38,395
Commercial Services & Supplies (2.6%)
Covanta Holding Corp.	770,000	15,061
Knoll, Inc.	500,000	8,510
		23,571
Computers & Peripherals (2.0%)
Apple, Inc.	40,000	17,656
Containers & Packaging (2.9%)
Sealed Air Corp.	1,160,000	25,764
Diversified Financial Services (3.5%)
JPMorgan Chase & Co.	635,000	31,064
Electrical Equipment (4.1%)
ABB Ltd. ADR *	1,125,000	25,560
Rockwell Automation, Inc.	120,000	10,841
		36,401
Energy Equipment & Services (4.4%)
McDermott International, Inc.*	850,000	10,812
Schlumberger Ltd.	370,000	28,804
		39,616
Food Products (7.0%)
ConAgra Foods, Inc.	830,000	28,311
Kraft Foods Group, Inc.	370,000	17,934
Mondelez International, Inc. Class A	605,000	16,728
		62,973
	Number of Shares	Value† (000's)[z]
Gas Utilities (2.8%)
National Fuel Gas Co.	440,000	$25,604
Health Care Equipment & Supplies (2.4%)
Hill-Rom Holdings, Inc.	655,000	21,471
Health Care Providers & Services (6.9%)
Cardinal Health, Inc.	285,000	13,170
HCA Holdings, Inc.	780,000	28,930
Henry Schein, Inc.*	220,000	19,628
		61,728
Hotels, Restaurants & Leisure (3.8%)
Darden Restaurants, Inc.	160,000	7,403
Hyatt Hotels Corp. Class A*	660,000	27,120
		34,523
Household Products (3.2%)
Procter & Gamble Co.	375,000	28,568
Industrial Conglomerates (3.2%)
3M Co.	280,000	29,120
Insurance (3.8%)
Berkshire Hathaway, Inc. Class B*	330,000	33,713
Internet Software & Services (0.4%)
eBay, Inc.*	60,000	3,281
Leisure Equipment & Products (2.9%)
Mattel, Inc.	630,000	25,673
Media (4.3%)
News Corp. Class A	360,000	10,368
Omnicom Group, Inc.	490,000	28,190
		38,558
Oil, Gas & Consumable Fuels (7.0%)
Cenovus Energy, Inc.	940,000	30,371
	Number of Shares	Value† (000's)[z]
Range Resources Corp.	420,000	$32,256
		62,627
Pharmaceuticals (3.2%)
Pfizer, Inc.	1,040,000	28,465
Professional Services (3.5%)
Barrett Business Services, Inc.	85,000	3,713
Nielsen Holdings NV*	810,000	27,289
		31,002
Road & Rail (3.3%)
CSX Corp.	1,310,000	30,051
Software (3.2%)
Activision Blizzard, Inc.	2,000,000	28,600
Specialty Retail (3.2%)
Bed Bath & Beyond, Inc.*	500,000	28,375
Textiles, Apparel & Luxury Goods (4.5%)
Deckers Outdoor Corp.*	270,000	10,892
Hanesbrands, Inc.*	740,000	29,333
		40,225
Total Common Stocks (Cost $759,389)		878,384
Short-Term Investments (2.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $23,910)	23,909,603	23,910
Total Investments## (100.8%) (Cost $783,299)		902,294
Liabilities, less cash, receivables and other assets [(0.8%)]		(7,260)
Total Net Assets (100.0%)		$895,034

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Simon Property Group, Inc.	8.1%
2	American Tower Corp.	6.2%
3	Public Storage	5.0%
4	AvalonBay Communities, Inc.	4.4%
5	Equity Residential	4.3%
6	HCP, Inc.	4.3%
7	Boston Properties, Inc.	4.2%
8	Ventas, Inc.	4.0%
9	Prologis, Inc.	3.9%
10	Digital Realty Trust, Inc.	3.0%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.0%)
Apartments (14.8%)
American Campus Communities, Inc.	366,600	$16,570
AvalonBay Communities, Inc.	302,392	37,748
Camden Property Trust	354,400	24,503
Equity Residential	682,050	37,540
Essex Property Trust, Inc.	75,020	11,177
		127,538
Diversified (8.0%)
American Residential Properties, Inc.ñ*	595,350	12,949
Digital Realty Trust, Inc.	389,570	26,093
DuPont Fabros Technology, Inc.	390,149	9,036
Vornado Realty Trust	260,523	20,897
		68,975
Health Care (12.6%)
HCP, Inc.	751,500	36,733
Health Care REIT, Inc.	313,340	20,098
Healthcare Realty Trust, Inc.	316,450	8,417
OMEGA Healthcare Investors, Inc.	323,400	9,052
Ventas, Inc.	485,230	34,345
		108,645
Household Durables (1.3%)
TRI Pointe Homes, Inc. *	625,022	11,500
Industrial (6.0%)
EastGroup Properties, Inc.	314,900	17,890
Prologis, Inc.	862,558	33,588
		51,478
Infrastructure (6.2%)
American Tower Corp.	685,400	53,187
	Number of Shares	Value† (000's)[z]
Lodging/Resorts (3.4%)
Host Hotels & Resorts, Inc.	1,268,943	$21,153
Strategic Hotels & Resorts, Inc. *	1,183,300	8,615
		29,768
Mixed (1.1%)
PS Business Parks, Inc.	131,000	9,693
Office (10.9%)
Boston Properties, Inc.	345,100	35,849
Corporate Office Properties Trust	474,400	12,273
Douglas Emmett, Inc.	577,000	14,142
Kilroy Realty Corp.	248,612	13,117
SL Green Realty Corp.	235,200	19,197
		94,578
Real Estate Management & Development (2.3%)
Brookfield Asset Management, Inc. Class A	288,677	10,912
Forest City Enterprises, Inc. Class A *	570,100	9,144
		20,056
Regional Malls (14.6%)
General Growth Properties, Inc.	1,094,300	20,945
Glimcher Realty Trust	981,700	11,054
Macerich Co.	178,388	10,723
Simon Property Group, Inc.	441,548	70,144
Taubman Centers, Inc.	166,960	12,809
		125,675
Self Storage (6.1%)
Public Storage	286,200	43,276
Sovran Self Storage, Inc.	151,700	9,230
		52,506
	Number of Shares	Value† (000's)[z]
Shopping Centers (5.3%)
Federal Realty Investment Trust	178,300	$18,937
Tanger Factory Outlet Centers	410,900	14,501
Urstadt Biddle Properties, Inc. Class A	604,314	12,769
		46,207
Timber (5.4%)
Rayonier, Inc.	415,900	23,236
Weyerhaeuser Co.	786,698	23,137
		46,373
Total Common Stocks (Cost $741,068)		846,179
Short-Term Investments (2.1%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $18,744)	18,744,225	18,744
Total Investments## (100.1%) (Cost $759,812)		864,923
Liabilities, less cash, receivables and other assets [(0.1%)]		(1,214)
Total Net Assets (100.0%)		$863,709

See Notes to Schedule of Investments

Schedule of Investments Select Equities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Boeing Co.	4.8%
2	American Tower Corp.	4.6%
3	Union Pacific Corp.	4.5%
4	BlackRock, Inc.	4.2%
5	eBay, Inc.	4.2%
6	Capital One Financial Corp.	3.9%
7	Praxair, Inc.	3.9%
8	Express Scripts Holding Co.	3.9%
9	Pioneer Natural Resources Co.	3.9%
10	McDonald's Corp.	3.9%
	Number of Shares	Value† (000's)[z]
Common Stocks (84.4%)
Aerospace & Defense (4.8%)
Boeing Co.	47,043	$3,618
Air Freight & Logistics (2.5%)
United Parcel Service, Inc. Class B	23,182	1,916
Auto Components (3.5%)
BorgWarner, Inc.*	35,212	2,620
Capital Markets (4.2%)
BlackRock, Inc.	13,263	3,180
Chemicals (7.1%)
Agrium, Inc.	23,589	2,440
Monsanto Co.	28,519	2,881
		5,321
Commercial Services & Supplies (3.4%)
ADT Corp.	53,546	2,564
Consumer Finance (3.9%)
Capital One Financial Corp.	58,039	2,962
Health Care Providers & Services (3.9%)
Express Scripts Holding Co.*	51,885	2,953
Hotels, Restaurants & Leisure (3.9%)
McDonald's Corp.	30,434	2,919
Industrial Gases (3.9%)
Praxair, Inc.	26,160	2,957
Insurance (2.1%)
American International Group, Inc.*	41,244	1,568
Internet & Catalog Retail (3.9%)
Amazon.com, Inc.*	11,031	2,915
Internet Software & Services (4.2%)
eBay, Inc.*	57,276	3,132
IT Services (3.3%)
Visa, Inc. Class A	15,917	2,525
Media (3.4%)
Discovery Communications, Inc. Class C*	39,624	2,556
	Number of Shares	Value† (000's)[z]
Oil, Gas & Consumable Fuels (10.2%)
Enbridge Energy Management LLC*	69,891	$1,910
Kinder Morgan, Inc.	77,477	2,872
Pioneer Natural Resources Co.	23,273	2,928
		7,710
Pharmaceuticals (3.1%)
Novartis AG ADR	34,884	2,365
Professional Services (4.0%)
Nielsen Holdings NV*	55,250	1,861
Verisk Analytics, Inc. Class A*	20,384	1,193
		3,054
Real Estate Investment Trusts (4.6%)
American Tower Corp.	44,943	3,488
Road & Rail (4.5%)
Union Pacific Corp.	24,645	3,379
Total Common Stocks (Cost $52,036)		63,702
Short-Term Investments (14.4%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $10,832)	10,832,006	10,832
Total Investments## (98.8%) (Cost $62,868)		74,534
Cash, receivables and other assets, less liabilities (1.2%)		898
Total Net Assets (100.0%)		$75,432

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Fifth & Pacific Cos., Inc.	4.8%
2	QLIK Technologies, Inc.	2.0%
3	InnerWorkings, Inc.	2.0%
4	WisdomTree Investments, Inc.	1.8%
5	SCBT Financial Corp.	1.7%
6	Cornerstone OnDemand, Inc.	1.7%
7	Bonanza Creek Energy, Inc.	1.6%
8	Tractor Supply Co.	1.6%
9	Acadia Healthcare Co., Inc.	1.6%
10	CoStar Group, Inc.	1.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.3%)
Aerospace & Defense (2.5%)
DigitalGlobe, Inc.*	63,100	$1,646
HEICO Corp.	25,432	1,104
		2,750
Air Freight & Logistics (1.1%)
Echo Global Logistics, Inc.*	66,400	1,238
Biotechnology (2.5%)
Alkermes PLC*	60,500	1,314
Cepheid, Inc.*	36,600	1,333
		2,647
Capital Markets (1.8%)
WisdomTree Investments, Inc.*	218,300	1,986
Chemicals (2.2%)
American Vanguard Corp.	42,900	1,331
Innospec, Inc.	26,700	1,075
		2,406
Commercial Banks (3.1%)
SCBT Financial Corp.	37,900	1,805
Signature Bank*	21,100	1,567
		3,372
Commercial Services & Supplies (4.4%)
Healthcare Services Group, Inc.	57,500	1,386
InnerWorkings, Inc.*	143,100	2,113
Tetra Tech, Inc.*	43,100	1,244
		4,743
Communications Equipment (2.9%)
Aruba Networks, Inc.*	61,800	1,540
Ixia*	78,500	1,592
		3,132
Construction Materials (1.1%)
Caesar Stone Sdot Yam Ltd.*	52,600	1,223
Diversified Financial Services (1.2%)
Marlin Business Services Corp.	70,572	1,337
	Number of Shares	Value† (000's)[z]
Energy Equipment & Services (1.1%)
Forum Energy Technologies, Inc.*	44,800	$1,195
Food & Staples Retailing (2.7%)
Natural Grocers by Vitamin Cottage, Inc.*	70,700	1,463
PriceSmart, Inc.	19,000	1,409
		2,872
Health Care Equipment & Supplies (5.6%)
DexCom, Inc.*	77,800	1,162
Endologix, Inc.*	102,000	1,536
ICU Medical, Inc.*	21,700	1,232
Insulet Corp.*	39,000	880
Quidel Corp.*	53,400	1,264
		6,074
Health Care Providers & Services (7.2%)
Acadia Healthcare Co., Inc.*	62,195	1,693
Air Methods Corp.	37,461	1,678
HealthSouth Corp.*	58,000	1,399
MWI Veterinary Supply, Inc.*	12,300	1,553
Vanguard Health Systems, Inc.*	96,500	1,435
		7,758
Health Care Technology (1.2%)
athenahealth, Inc.*	13,900	1,304
Hotels, Restaurants & Leisure (0.9%)
Orient-Express Hotels Ltd. Class A*	96,653	998
Internet & Catalog Retail (1.3%)
Orbitz Worldwide, Inc.*	322,800	1,375
Internet Software & Services (5.4%)
Cornerstone OnDemand, Inc.*	53,100	1,798
CoStar Group, Inc.*	16,800	1,692
Dealertrack Technologies, Inc.*	36,800	1,085
Liquidity Services, Inc.*	35,700	1,216
		5,791
	Number of Shares	Value† (000's)[z]
IT Services (3.9%)
EPAM Systems, Inc.*	64,250	$1,348
InterXion Holding NV*	61,700	1,526
MAXIMUS, Inc.	19,200	1,397
		4,271
Leisure Equipment & Products (1.3%)
Brunswick Corp.	37,400	1,363
Life Sciences Tools & Services (1.4%)
ICON PLC*	49,600	1,546
Machinery (2.9%)
Manitowoc Co., Inc.	87,100	1,613
TriMas Corp.*	51,300	1,472
		3,085
Media (2.2%)
Imax Corp.*	41,976	1,079
Lions Gate Entertainment Corp.*	61,000	1,279
		2,358
Oil, Gas & Consumable Fuels (5.2%)
Bonanza Creek Energy, Inc.*	52,300	1,769
Kodiak Oil & Gas Corp.*	149,300	1,329
Oasis Petroleum, Inc.*	40,700	1,494
Rosetta Resources, Inc.*	22,000	1,071
		5,663
Pharmaceuticals (1.5%)
Medicines Co.*	51,100	1,625
Real Estate Management & Development (1.3%)
Jones Lang LaSalle, Inc.	14,600	1,411
Road & Rail (1.5%)
Old Dominion Freight Line, Inc.*	44,671	1,606
Semiconductors & Semiconductor Equipment (2.6%)
Cavium, Inc.*	36,300	1,340
Silicon Laboratories, Inc.*	36,300	1,507
		2,847

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Software (11.1%)
Accelrys, Inc.*	136,157	$1,288
Aspen Technology, Inc.*	49,500	1,523
Bottomline Technologies, Inc.*	38,000	1,031
CommVault Systems, Inc.*	18,400	1,361
NetSuite, Inc.*	22,200	1,549
QLIK Technologies, Inc.*	81,400	2,116
Tyler Technologies, Inc.*	25,861	1,458
Ultimate Software Group, Inc.*	17,000	1,671
		11,997
Specialty Retail (7.2%)
Cabela's, Inc.*	21,400	1,083
Hibbett Sports, Inc.*	16,900	893
MarineMax, Inc.*	123,200	1,595
Tile Shop Holdings, Inc.*	78,100	1,377
Tilly's, Inc. Class A*	86,884	1,154
Tractor Supply Co.	16,500	1,716
		7,818
Textiles, Apparel & Luxury Goods (5.4%)
Fifth & Pacific Cos., Inc.*	289,300	5,233
Tumi Holdings, Inc.*	26,800	634
		5,867
Trading Companies & Distributors (2.6%)
AerCap Holdings NV*	87,000	1,350
H&E Equipment Services, Inc.	72,900	1,419
		2,769
Total Common Stocks (Cost $96,412)		106,427
Short-Term Investments (1.9%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $2,049)	2,048,734	2,049
Total Investments## (100.2%) (Cost $98,461)		108,476
Liabilities, less cash, receivables and other assets [(0.2%)]		(164)
Total Net Assets (100.0%)		$108,312

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Texas Instruments, Inc.	5.0%
2	Danaher Corp.	4.9%
3	Altera Corp.	4.8%
4	American Express Co.	4.0%
5	Progressive Corp.	3.9%
6	Unilever NV	3.4%
7	IntercontinentalExchange, Inc.	3.4%
8	Procter & Gamble Co.	3.4%
9	BG Group PLC	3.3%
10	Newell Rubbermaid, Inc.	3.1%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.2%)
Auto Components (2.0%)
BorgWarner, Inc.*	543,320	$40,429
Biotechnology (1.0%)
Biogen Idec, Inc.*	122,400	20,360
Capital Markets (4.3%)
BlackRock, Inc.	175,085	41,976
Lazard Ltd. Class A	1,238,265	44,454
		86,430
Chemicals (1.8%)
Ecolab, Inc.	475,569	36,405
Commercial Services & Supplies (1.4%)
Herman Miller, Inc.	1,145,445	27,491
Consumer Finance (4.0%)
American Express Co.	1,308,120	81,300
Diversified Financial Services (5.2%)
CME Group, Inc.	618,536	37,001
Intercontinental Exchange, Inc.*	440,130	68,141
		105,142
Electronic Equipment, Instruments & Components (2.5%)
National Instruments Corp.	1,651,907	49,689
Energy Equipment & Services (2.8%)
Cameron International Corp.*	878,610	55,985
Food Products (7.5%)
J.M. Smucker Co.	502,745	47,911
McCormick & Co., Inc.	519,591	34,953
Unilever NV	1,774,245	69,054
		151,918
Health Care Equipment & Supplies (5.7%)
Becton, Dickinson & Co.	629,090	55,398
Covidien PLC	937,895	59,622
		115,020
	Number of Shares	Value† (000's)[z]
Household Durables (3.1%)
Newell Rubbermaid, Inc.	2,701,734	$63,059
Household Products (3.4%)
Procter & Gamble Co.	885,895	67,488
Industrial Conglomerates (8.0%)
3M Co.	600,800	62,483
Danaher Corp.	1,604,435	98,833
		161,316
Industrial Gases (2.0%)
Praxair, Inc.	358,870	40,570
Insurance (3.9%)
Progressive Corp.	3,204,855	78,070
Internet Software & Services (3.0%)
Google, Inc. Class A*	74,622	59,787
IT Services (1.4%)
MasterCard, Inc. Class A	55,301	28,636
Machinery (1.9%)
Pall Corp.	546,700	37,274
Media (2.6%)
Scripps Networks Interactive, Inc. Class A	817,990	51,574
Multiline Retail (1.8%)
Target Corp.	578,085	36,396
Oil, Gas & Consumable Fuels (7.1%)
BG Group PLC	3,699,209	65,406
Cimarex Energy Co.	303,871	20,454
Noble Energy, Inc.	505,985	56,078
		141,938
Pharmaceuticals (3.0%)
Roche Holding AG	261,293	59,852
Road & Rail (1.8%)
J.B. Hunt Transport Services, Inc.	509,950	35,452
Semiconductors & Semiconductor Equipment (9.8%)
Altera Corp.	2,717,846	96,266
Texas Instruments, Inc.	2,915,525	100,207
		196,473
	Number of Shares	Value† (000's)[z]
Specialty Chemicals (0.8%)
Novozymes A/S	479,600	$16,718
Specialty Retail (2.6%)
O'Reilly Automotive, Inc.*	520,700	52,976
Trading Companies & Distributors (1.8%)
W.W. Grainger, Inc.	163,500	37,026
Total Common Stocks (Cost $1,524,352)		1,934,774
Short-Term Investments (3.8%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $77,134)	77,133,968	77,134
	Principal Amount
Certificates of Deposit (0.0%)
Carver Federal Savings, 0.19%, due 3/25/13	$100,000	100
Self Help Credit Union, 0.50%, due 4/24/2013	250,000	250
Self Help Credit Union, 0.50%, due 5/16/13	250,000	250
Total Certificates of Deposit# (Cost $600)		600
Total Investments## (100.0%) (Cost $1,602,086)		2,012,508
Liabilities, less cash, receivables and other assets [(0.0%)]		(397)
Total Net Assets (100.0%)		$2,012,111

See Notes to Schedule of Investments

Schedule of Investments Value Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Exxon Mobil Corp.	6.1%
2	JPMorgan Chase & Co.	3.5%
3	Citigroup, Inc.	3.3%
4	Goldman Sachs Group, Inc.	3.0%
5	Wells Fargo & Co.	2.9%
6	Johnson & Johnson	2.8%
7	Chevron Corp.	2.6%
8	Schlumberger Ltd.	2.6%
9	General Electric Co.	2.0%
10	Newmont Mining Corp.	2.0%
	Number of Shares	Value† (000's)[z]
Common Stocks (93.0%)
Airlines (0.8%)
United Continental Holdings, Inc.*	1,311	$35
Automobiles (1.3%)
Ford Motor Co.	4,568	58
Beverages (1.9%)
Coca-Cola Co.	1,532	59
PepsiCo, Inc.	317	24
		83
Capital Markets (6.5%)
Bank of New York Mellon Corp.	1,760	48
Charles Schwab Corp.	1,861	30
Goldman Sachs Group, Inc.	868	130
Invesco Ltd.	2,836	76
		284
Chemicals (4.6%)
LyondellBasell Industries NV Class A	1,193	70
Monsanto Co.	844	85
Mosaic Co.	757	44
		199
Commercial Banks (4.2%)
Regions Financial Corp.	3,946	30
Wells Fargo & Co.	3,604	127
Zions Bancorp	1,088	26
		183
Communications Equipment (1.4%)
Cisco Systems, Inc.	2,859	60
Computers & Peripherals (0.6%)
SanDisk Corp.*	513	26
Containers & Packaging (0.6%)
Sealed Air Corp.	1,249	28
Diversified Financial Services (7.9%)
Bank of America Corp.	2,412	27
Citigroup, Inc.	3,409	143
JPMorgan Chase & Co.	3,137	154
Moody's Corp.	435	21
		345
	Number of Shares	Value† (000's)[z]
Diversified Telecommunication Services (1.4%)
Verizon Communications, Inc.	1,315	$61
Electric Utilities (2.1%)
Duke Energy Corp.	735	51
PPL Corp.	1,335	41
		92
Electrical Equipment (0.8%)
Emerson Electric Co.	660	37
Energy Equipment & Services (6.3%)
Diamond Offshore Drilling, Inc.	683	48
Halliburton Co.	1,676	70
McDermott International, Inc.*	3,402	43
Schlumberger Ltd.	1,441	112
		273
Food Products (0.9%)
Archer-Daniels- Midland Co.	1,261	40
Health Care Equipment & Supplies (1.9%)
Boston Scientific Corp.*	7,914	59
Zimmer Holdings, Inc.	338	25
		84
Health Care Providers & Services (2.4%)
Aetna, Inc.	811	38
Cigna Corp.	553	33
UnitedHealth Group, Inc.	638	34
		105
Industrial Conglomerates (2.0%)
General Electric Co.	3,719	86
Insurance (4.6%)
American International Group, Inc.*	1,894	72
Lincoln National Corp.	2,251	66
Reinsurance Group of America, Inc.	1,113	64
		202
	Number of Shares	Value† (000's)[z]
Internet Software & Services (1.1%)
Yahoo! Inc.*	2,290	$49
IT Services (1.5%)
Global Payments, Inc.	483	23
IBM Corp.	218	44
		67
Machinery (6.2%)
Caterpillar, Inc.	284	26
Cummins, Inc.	266	31
Deere & Co.	419	37
Dover Corp.	725	53
Joy Global, Inc.	1,202	76
PACCAR, Inc.	1,012	48
		271
Media (1.0%)
Comcast Corp. Class A	1,083	43
Metals & Mining (4.8%)
BHP Billiton Ltd. ADR	959	72
Newmont Mining Corp.	2,135	86
Nucor Corp.	1,130	51
		209
Multi-Utilities (0.8%)
Dominion Resources, Inc.	611	34
Multiline Retail (0.8%)
Target Corp.	540	34
Oil, Gas & Consumable Fuels (12.7%)
Cabot Oil & Gas Corp.	484	30
Chevron Corp.	981	115
Exxon Mobil Corp.	2,997	268
Pioneer Natural Resources Co.	491	62
Range Resources Corp.	1,046	80
		555
Pharmaceuticals (4.4%)
Johnson & Johnson	1,601	122
Merck & Co., Inc.	1,614	69
		191
Road & Rail (1.0%)
CSX Corp.	1,854	43

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Semiconductors & Semiconductor Equipment (2.5%)
Altera Corp.	1,082	$38
Intel Corp.	1,498	31
Texas Instruments, Inc.	1,187	41
		110
Software (1.9%)
Check Point Software Technologies Ltd.*	348	18
Microsoft Corp.	1,425	40
Oracle Corp.	696	24
		82
Specialty Retail (2.1%)
Best Buy Co., Inc.	1,594	26
Staples, Inc.	2,680	35
Urban Outfitters, Inc.*	730	30
		91
Total Common Stocks (Cost $4,014)		4,060
Short-Term Investments (10.2%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $443)	443,078	443
Total Investments## (103.2%) (Cost $4,457)		4,503
Liabilities, less cash, receivables and other assets [(3.2%)]		(138)
Total Net Assets (100.0%)		$4,365

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Thematic Opportunities Fund ("Global Thematic Opportunities"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity") (formerly, Neuberger Berman International Institutional Fund), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Select Equities Fund ("Select Equities"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Socially Responsive Fund ("Socially Responsive") and Neuberger Berman Value Fund ("Value") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, exchange traded funds, convertible preferred stocks and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs).

Other Level 2 inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of Deposit are valued at amortized cost. Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Equity Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of February 28, 2013:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Emerging Markets Equity
Investments:
Common Stocks§
Russia	$19,205	$2,384	$—	$21,589
Taiwan, Province of China	—	11,443	—	11,443
Thailand	5,963	3,221	—	9,184
All Other Common Stocks	267,184	—	—	267,184
Total Common Stocks	292,352	17,048	—	309,400
Short-Term Investments	—	18,800	—	18,800
Total Investments	292,352	35,848	—	328,200
Equity Income
Investments:
Common Stocks
Media	24,246	16,734	—	40,980
Oil, Gas & Consumable Fuels	209,314	27,516	—	236,830
Wireless Telecommunication Services	98,522	40,997	—	139,519
All Other Common Stocks§	2,104,221	—	—	2,104,221
Total Common Stocks	2,436,303	85,247	—	2,521,550
Convertible Preferred Stocks	12,715	—	—	12,715
Convertible Bonds	—	260,894	—	260,894
Exchange Traded Funds	23,263	—	—	23,263
Rights§	108	—	—	108
Short-Term Investments	—	154,676	—	154,676
Total Investments	2,472,389	500,817	—	2,973,206
Focus
Investments:
Common Stocks§	617,375	—	—	617,375
Short-Term Investments	—	19,815	—	19,815
Total Investments	617,375	19,815	—	637,190
Genesis
Investments:
Common Stocks§	11,809,750	—	—	11,809,750
Short-Term Investments	—	424,221	—	424,221
Total Investments	11,809,750	424,221	—	12,233,971

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Global Equity
Investments:
Common Stocks§	$3,471	$—	$—	$3,471
Exchange Traded Funds	26	—	—	26
Short-Term Investments	—	47	—	47
Total Investments	3,497	47	—	3,544
Global Thematic Opportunities
Investments:
Common Stocks§
Thailand	674	932	—	1,606
All Other Common Stocks	49,037	—	—	49,037
Total Common Stocks	49,711	932	—	50,643
Exchange Traded Funds	3,709	—	—	3,709
Short-Term Investments	—	2,363	—	2,363
Total Investments	53,420	3,295	—	56,715
Guardian
Investments:
Common Stocks§	1,184,311	—	—	1,184,311
Short-Term Investments	—	14,229	—	14,229
Total Investments	1,184,311	14,229	—	1,198,540
International Equity
Investments:
Common Stocks§	864,121	—	—	864,121
Exchange Traded Funds	10,223	—	—	10,223
Short-Term Investments	—	21,569	—	21,569
Total Investments	874,344	21,569	—	895,913
International Large Cap
Investments:
Common Stocks§	212,005	—	—	212,005
Exchange Traded Funds	2,840	—	—	2,840
Short-Term Investments	—	9,248	—	9,248
Total Investments	214,845	9,248	—	224,093
Intrinsic Value
Investments:
Common Stocks§	165,823	—	—	165,823
Short-Term Investments	—	9,037	—	9,037
Total Investments	165,823	9,037	—	174,860

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Large Cap Disciplined Growth
Investments:
Common Stocks§	$605,568	$—	$—	$605,568
Short-Term Investments	—	6,274	—	6,274
Total Investments	605,568	6,274	—	611,842
Large Cap Value
Investments:
Common Stocks§	1,518,402	—	—	1,518,402
Short-Term Investments	—	120,510	—	120,510
Total Investments	1,518,402	120,510	—	1,638,912
Mid Cap Growth
Investments:
Common Stocks§	692,661	—	—	692,661
Short-Term Investments	—	30,634	—	30,634
Total Investments	692,661	30,634	—	723,295
Mid Cap Intrinsic Value
Investments:
Common Stocks§	62,897	—	—	62,897
Short-Term Investments	—	524	—	524
Total Investments	62,897	524	—	63,421
Multi-Cap Opportunities
Investments:
Common Stocks§	878,384	—	—	878,384
Short-Term Investments	—	23,910	—	23,910
Total Investments	878,384	23,910	—	902,294
Real Estate
Investments:
Common Stocks
Diversified	56,026	12,949	—	68,975
All Other Common Stocks§	777,204	—	—	777,204
Total Common Stocks	833,230	12,949	—	846,179
Short-Term Investments	—	18,744	—	18,744
Total Investments	833,230	31,693	—	864,923
Select Equities
Investments:
Common Stocks§	63,702	—	—	63,702
Short-Term Investments	—	10,832	—	10,832
Total Investments	63,702	10,832	—	74,534

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Small Cap Growth
Investments:
Common Stocks§	$106,427	$—	$—	$106,427
Short-Term Investments	—	2,049	—	2,049
Total Investments	106,427	2,049	—	108,476
Socially Responsive
Investments:
Common Stocks§	1,934,774	—	—	1,934,774
Short-Term Investments	—	77,134	—	77,134
Certificates of Deposit	—	600	—	600
Total Investments	1,934,774	77,734	—	2,012,508
Value
Investments:
Common Stocks§	4,060	—	—	4,060
Short-Term Investments	—	443	—	443
Total Investments	4,060	443	—	4,503

§  The Schedule of Investments (and Summary Schedule of Investments by Industry for the global/international funds) provide information on the industry for the portfolio.

§§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 9/1/12	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 2/28/13	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/13
Investments in Securities:
Emerging Markets Equity
Common Stocks
Brazil[z]	$0	$—	$(0)	$—	$—	$(0)	$—	$—	$—	$—
Total	0	—	(0)	—	—	(0)	—	—	—	—

As of the six months ended February 28, 2013, certain foreign equity securities were transferred from one Level to another as a result of the Funds' procedures for valuing securities, as stated in the description of the valuation methods of foreign equity securities above. Approximately $4,747,000 and $43,337,000 was transferred from Level 1 to Level 2 for Emerging Markets Equity and Equity Income, respectively, due to foreign exchanges being closed and, therefore, no prices being readily available for the securities as of February 28, 2013. In addition, approximately $1,504,000 was transferred from Level 1 to Level 2 for Emerging Markets Equity due to a security being valued using an evaluated price based on observable inputs as of February 28, 2013. These securities had been categorized as Level 1 as of August 31, 2012, due to active market activity on recognized exchanges as of that

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

date. In addition, approximately $7,784,000, $36,936,000, $891,000, $939,000 and $569,000 was transferred from Level 2 to Level 1 for Emerging Markets Equity, Equity Income, Global Thematic Opportunities, International Equity and International Large Cap, respectively, due to active market activity on recognized exchanges as of February 28, 2013. These securities had been categorized as Level 2 as of August 31, 2012, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of February 28, 2013:

(000's omitted)	Level 1	Level 2	Level 3	Total
Equity Income
Option Contracts	$(3,232)	$—	$—	$(3,232)

#  At cost, which approximates market value.

##  At February 28, 2013, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity	$301,537	$33,261	$6,598	$26,663
Equity Income	2,708,560	319,945	55,299	264,646
Focus	525,440	114,803	3,053	111,750
Genesis	7,243,217	5,053,765	63,011	4,990,754
Global Equity	3,272	366	94	272
Global Thematic Opportunities	49,974	7,770	1,029	6,741
Guardian	892,217	306,323	—	306,323
International Equity	774,923	134,563	13,573	120,990
International Large Cap	192,829	35,456	4,192	31,264
Intrinsic Value	149,747	33,488	8,375	25,113
Large Cap Disciplined Growth	537,524	79,684	5,366	74,318
Large Cap Value	1,451,983	198,902	11,973	186,929
Mid Cap Growth	524,409	204,078	5,192	198,886
Mid Cap Intrinsic Value	54,716	10,366	1,661	8,705
Multi-Cap Opportunities	785,598	121,203	4,507	116,696
Real Estate	760,867	106,809	2,753	104,056
Select Equities	62,868	11,954	288	11,666
Small Cap Growth	98,880	10,154	558	9,596
Socially Responsive	1,602,168	416,876	6,536	410,340
Value	4,494	56	47	9

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

‡‡  At February 28, 2013, Equity Income had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Aqua America, Inc., Call	500	30	September 2013	$(38,000)
BlackRock, Inc., Call	250	220	April 2013	(492,000)
BlackRock, Inc., Call	250	230	July 2013	(397,000)
BlackRock, Inc., Call	250	240	July 2013	(277,000)
BlackRock, Inc., Call	125	260	July 2013	(41,000)
Cisco Systems, Inc., Call	500	22	July 2013	(28,000)
Cisco Systems, Inc., Call	500	23	July 2013	(15,000)
Digital Realty Trust, Inc., Put	500	55	July 2013	(35,000)
Honeywell International, Inc., Call	500	70	June 2013	(141,000)
Honeywell International, Inc., Call	500	72.5	June 2013	(83,000)
Honeywell International, Inc., Call	500	75	June 2013	(42,000)
Honeywell International, Inc., Call	500	77.5	September 2013	(50,000)
Linear Technology Corp., Call	500	39	August 2013	(80,000)
Linear Technology Corp., Call	500	40	August 2013	(60,000)
Linear Technology Corp., Call	500	41	August 2013	(47,000)
Market Vectors Gold Miners ETF, Put	500	38	June 2013	(134,000)
Microsoft Corp., Put	1,000	27	April 2013	(43,000)
Philip Morris International, Inc., Call	400	100	September 2013	(43,000)
Philip Morris International, Inc., Put	500	75	June 2013	(22,000)
Plum Creek Timber Co., Inc., Call	500	50	August 2013	(61,000)
Potash Corp. of Saskatchewan, Inc., Put	400	38	June 2013	(58,000)
Potash Corp. of Saskatchewan, Inc., Put	400	37	September 2013	(71,000)
Prologis, Inc., Call	500	43	August 2013	(18,000)
Prologis, Inc., Call	500	44	August 2013	(10,000)
Public Storage, Call	400	170	September 2013	(22,000)
Public Storage, Put	47	110	June 2013	(1,000)
Rayonier, Inc., Call	500	55	August 2013	(113,000)
Royal Gold, Inc., Put	200	60	April 2013	(21,000)
Royal Gold, Inc., Put	200	55	July 2013	(26,000)
Royal Gold, Inc., Put	200	60	July 2013	(48,000)
Royal Gold, Inc., Put	200	55	October 2013	(48,000)
Sanofi ADR, Call	500	44	March 2013	(95,000)
Sanofi ADR, Call	400	46	March 2013	(80,000)
Sanofi ADR, Call	249	47	March 2013	(29,000)
Sempra Energy, Call	500	75	July 2013	(175,000)
Sempra Energy, Call	500	77.5	July 2013	(120,000)
Weyerhaeuser Co., Call	500	28	April 2013	(100,000)
Weyerhaeuser Co., Call	500	29	April 2013	(68,000)
			Total	$(3,232,000)

At February 28, 2013, Equity Income had deposited $21,595,350 in a segregated account to cover requirements on put options written.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

February 28, 2013, these securities amounted to approximately $51,116,000 or 1.7% of net assets for Equity Income and approximately $12,949,000 or 1.5% of net assets for Real Estate.

Ñ  These securities have been deemed by the investment manager to be illiquid. At February 28, 2013, these securities amounted to approximately $3,861,000 or 1.2% of net assets for Emerging Markets Equity and approximately $47,532,000 or 5.3% of net assets for International Equity.

b  These securities have been deemed by the investment manager to be illiquid. Restricted security subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors.

At February 28, 2013, these securities amounted to approximately $12,083,000 or 0.1% of net assets for Genesis.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of February 28, 2013	Fair Value Percentage of Net Assets as of February 28, 2013
Genesis	Stella-Jones, Inc.	11/20/2012	$10,579	0.1%	$12,083	0.1%

z  A zero balance may reflect actual amounts rounding to less than $1,000.

‡  Security had an event of default.

^  Affiliated issuer (see Note F of Notes to Financial Statements).

±  See Note A-10 in the Notes to Financial Statements for the Fund's open derivatives at February 28, 2013.

See Notes to Financial Statements

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Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$328,200	$2,973,206	$637,190	$7,276,734	$3,544
Affiliated issuers	—	—	—	4,957,237	—
	328,200	2,973,206	637,190	12,233,971	3,544
Cash	62	602	—	360	—
Foreign currency	367	520	—	—	34
Deposits with brokers for open option contracts	—	21,595	—	—	—
Dividends and interest receivable	180	9,187	704	16,320	7
Receivable for securities sold	445	21,483	6,906	23,674	—
Receivable for Fund shares sold	2,839	14,327	522	19,746	—
Receivable from Management—net (Note B)	27	—	—	—	19
Prepaid expenses and other assets	43	82	56	258	14
Total Assets	332,163	3,041,002	645,378	12,294,329	3,618
Liabilities
Options contracts written, at value** (Note A)	—	3,232	—	—	—
Payable for securities purchased	4,608	60,806	4,614	33,049	—
Payable for Fund shares redeemed	81	10,206	280	9,803	—
Payable to investment manager—net (Note B)	236	1,033	258	6,179	2
Payable to administrator—net (Note B)	—	1,026	130	2,404	—
Accrued expenses and other payables	53	275	162	1,409	30
Total Liabilities	4,978	76,578	5,444	52,844	32
Net Assets	$327,185	$2,964,424	$639,934	$12,241,485	$3,586
Net Assets consist of:
Paid-in capital	$319,828	$2,678,456	$508,647	$6,831,809	$3,231
Undistributed net investment income (loss)	—	—	2,151	22,956	(4)
Distributions in excess of net investment income	(581)	(36,590)	—	—	—
Accumulated net realized gains (losses) on investments	(20,753)	29,941	15,807	384,822	78
Net unrealized appreciation (depreciation) in value of investments	28,691	292,617	113,329	5,001,898	281
Net Assets	$327,185	$2,964,424	$639,934	$12,241,485	$3,586
Net Assets
Investor Class	$—	$—	$594,622	$2,440,157	$—
Trust Class	—	—	16,950	3,070,407	—
Advisor Class	—	—	5,594	614,503	—
Institutional Class	317,207	1,378,286	20,916	6,116,418	3,363
Class A	6,827	1,134,291	1,442	—	156
Class C	3,051	448,966	410	—	67
Class R3	100	2,881	—	—	—

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL LARGE CAP FUND	INTRINSIC VALUE FUND
	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$56,715	$1,198,540	$895,913	$224,093	$174,860
Affiliated issuers	—	—	—	—	—
	56,715	1,198,540	895,913	224,093	174,860
Cash	—	1	212	—	—
Foreign currency	1	—	164	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	109	1,549	1,591	420	77
Receivable for securities sold	—	5,613	—	—	58
Receivable for Fund shares sold	237	378	2,215	326	554
Receivable from Management—net (Note B)	7	—	—	—	—
Prepaid expenses and other assets	16	115	110	41	30
Total Assets	57,085	1,206,196	900,205	224,880	175,579
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—
Payable for securities purchased	684	2,233	3,217	759	642
Payable for Fund shares redeemed	522	406	205	37	74
Payable to investment manager—net (Note B)	36	460	423	94	111
Payable to administrator—net (Note B)	—	259	113	26	4
Accrued expenses and other payables	37	271	191	73	34
Total Liabilities	1,279	3,629	4,149	989	865
Net Assets	$55,806	$1,202,567	$896,056	$223,891	$174,714
Net Assets consist of:
Paid-in capital	$53,680	$860,362	$937,067	$251,381	$147,189
Undistributed net investment income (loss)	44	—	—	—	48
Distributions in excess of net investment income	—	(383)	(3,363)	(986)	—
Accumulated net realized gains (losses) on investments	(4,659)	34,842	(160,480)	(58,037)	1,861
Net unrealized appreciation (depreciation) in value of investments	6,741	307,746	122,832	31,533	25,616
Net Assets	$55,806	$1,202,567	$896,056	$223,891	$174,714
Net Assets
Investor Class	$—	$996,349	$147,676	$—	$—
Trust Class	—	117,325	117,001	16,720	—
Advisor Class	—	665	—	—	—
Institutional Class	53,481	64,208	621,778	191,772	157,646
Class A	2,182	22,418	8,597	10,509	9,095
Class C	143	1,405	1,004	3,989	7,973
Class R3	—	197	—	901	—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	24,274	66,816	—
Trust Class	—	—	954	56,438	—
Advisor Class	—	—	462	20,790	—
Institutional Class	18,767	113,581	853	116,892	365
Class A	405	93,830	82	—	17
Class C	185	37,340	34	—	7
Class R3	6	239	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$24.50	$36.52	$—
Trust Class	—	—	17.77	54.40	—
Advisor Class	—	—	12.11	29.56	—
Institutional Class	16.90	12.13	24.52	52.33	9.23
Class R3	16.60	12.08	—	—	—
Net Asset Value and redemption price per share
Class A	$16.85	$12.09	$17.66	$—	$9.19
Offering Price per share
Class A‡	$17.88	$12.83	$18.74	$—	$9.75
Net Asset Value and offering price per share
Class C^	$16.46	$12.02	$11.92	$—	$9.07
*Cost of Investments:
Unaffiliated issuers	$299,511	$2,678,998	$523,861	$4,109,310	$3,263
Affiliated issuers	—	—	—	3,122,763	—
Total cost of investments	$299,511	$2,678,998	$523,861	$7,232,073	$3,263
Total cost of foreign currency	$367	$521	$—	$—	$35
**Premium received from options written	$—	$1,648	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL LARGE CAP FUND	INTRINSIC VALUE FUND
	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	58,055	8,085	—	—
Trust Class	—	8,876	5,760	1,669	—
Advisor Class	—	44	—	—	—
Institutional Class	5,520	3,737	61,859	19,183	13,528
Class A	226	1,706	423	1,056	789
Class C	15	95	50	405	706
Class R3	—	13	—	91	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$17.16	$18.27	$—	$—
Trust Class	—	13.22	20.31	10.02	—
Advisor Class	—	15.07	—	—	—
Institutional Class	9.69	17.18	10.05	10.00	11.65
Class R3	—	15.04	—	9.90	—
Net Asset Value and redemption price per share
Class A	$9.65	$13.14	$20.31	$9.95	$11.53
Offering Price per share
Class A‡	$10.24	$13.94	$21.55	$10.56	$12.23
Net Asset Value and offering price per share
Class C^	$9.57	$14.82	$20.21	$9.85	$11.30
*Cost of Investments:
Unaffiliated issuers	$49,974	$890,786	$773,040	$192,551	$149,244
Affiliated issuers	—	—	—	—	—
Total cost of investments	$49,974	$890,786	$773,040	$192,551	$149,244
Total cost of foreign currency	$1	$—	$165	$—	$—
**Premium received from options written	$—	$—	$—	$—	$—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND
	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$611,842	$1,638,912	$723,295	$63,421	$902,294
Affiliated issuers	—	—	—	—	—
	611,842	1,638,912	723,295	63,421	902,294
Cash	—	—	—	—	—
Foreign currency	—	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	700	4,874	226	47	1,633
Receivable for securities sold	6,967	74,506	8,799	470	—
Receivable for Fund shares sold	1,418	232	1,282	198	10,951
Receivable from Management—net (Note B)	—	—	—	—	—
Prepaid expenses and other assets	62	102	68	32	30
Total Assets	620,989	1,718,626	733,670	64,168	914,908
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—
Payable for securities purchased	1,278	101,020	21,810	617	19,174
Payable for Fund shares redeemed	2,721	3,259	575	21	131
Payable to investment manager—net (Note B)	254	608	284	11	365
Payable to administrator—net (Note B)	101	412	135	14	100
Accrued expenses and other payables	92	384	162	52	104
Total Liabilities	4,446	105,683	22,966	715	19,874
Net Assets	$616,543	$1,612,943	$710,704	$63,453	$895,034
Net Assets consist of:
Paid-in capital	$522,838	$1,339,956	$514,046	$55,765	$773,485
Undistributed net investment income (loss)	—	11,487	—	423	981
Distributions in excess of net investment income	(2,411)	—	(21,517)	—	—
Accumulated net realized gains (losses) on investments	17,387	60,232	19,142	(1,423)	1,573
Net unrealized appreciation (depreciation) in value of investments	78,729	201,268	199,033	8,688	118,995
Net Assets	$616,543	$1,612,943	$710,704	$63,453	$895,034
Net Assets
Investor Class	$16,663	$1,117,784	$356,739	$41,991	$—
Trust Class	—	168,911	52,085	11,862	—
Advisor Class	—	214,465	10,783	—	—
Institutional Class	502,841	109,714	205,423	4,552	885,890
Class A	66,787	1,443	77,851	3,964	7,989
Class C	29,907	530	3,292	856	1,155
Class R3	345	96	4,531	228	—

See Notes to Financial Statements

	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND	VALUE FUND
	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$864,923	$74,534	$108,476	$2,012,508	$4,503
Affiliated issuers	—	—	—	—	—
	864,923	74,534	108,476	2,012,508	4,503
Cash	—	—	—	—	—
Foreign currency	—	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	327	158	13	3,544	12
Receivable for securities sold	—	—	3,339	—	192
Receivable for Fund shares sold	7,615	846	84	2,816	19
Receivable from Management—net (Note B)	—	—	14	—	21
Prepaid expenses and other assets	65	30	39	75	25
Total Assets	872,930	75,568	111,965	2,018,943	4,772
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—
Payable for securities purchased	7,940	—	3,402	3,839	360
Payable for Fund shares redeemed	675	49	86	1,490	—
Payable to investment manager—net (Note B)	511	31	72	702	2
Payable to administrator—net (Note B)	64	9	—	448	—
Accrued expenses and other payables	31	47	93	353	45
Total Liabilities	9,221	136	3,653	6,832	407
Net Assets	$863,709	$75,432	$108,312	$2,012,111	$4,365
Net Assets consist of:
Paid-in capital	$752,842	$62,346	$138,635	$1,563,916	$4,562
Undistributed net investment income (loss)	—	48	(984)	9,853	26
Distributions in excess of net investment income	(511)	—	—	—	—
Accumulated net realized gains (losses) on investments	6,267	1,372	(39,354)	27,937	(269)
Net unrealized appreciation (depreciation) in value of investments	105,111	11,666	10,015	410,405	46
Net Assets	$863,709	$75,432	$108,312	$2,012,111	$4,365
Net Assets
Investor Class	$—	$—	$56,487	$776,139	$—
Trust Class	372,668	—	15,334	415,802	—
Advisor Class	—	—	4,756	—	—
Institutional Class	319,195	30,166	28,999	688,934	1,645
Class A	129,783	33,595	1,591	91,288	2,557
Class C	32,419	11,671	838	20,623	163
Class R3	9,644	—	307	19,325	—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND
	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	2,194	37,143	29,223	2,325	—
Trust Class	—	7,324	2,745	756	—
Advisor Class	—	10,854	557	—	—
Institutional Class	65,969	3,630	16,585	252	72,651
Class A	8,807	62	4,102	253	658
Class C	4,045	27	172	55	97
Class R3	46	5	234	15	—
Net Asset Value, offering and redemption price per share
Investor Class	$7.59	$30.09	$12.21	$18.06	$—
Trust Class	—	23.06	18.98	15.70	—
Advisor Class	—	19.76	19.35	—	—
Institutional Class	7.62	30.22	12.39	18.08	12.19
Class R3	7.53	19.94	19.39	15.69	—
Net Asset Value and redemption price per share
Class A	$7.58	$23.10	$18.98	$15.69	$12.14
Offering Price per share
Class A‡	$8.04	$24.51	$20.14	$16.65	$12.88
Net Asset Value and offering price per share
Class C^	$7.39	$19.35	$19.11	$15.60	$11.94
*Cost of Investments:
Unaffiliated issuers	$533,113	$1,437,644	$524,262	$54,733	$783,299
Affiliated issuers	—	—	—	—	—
Total cost of investments	$533,113	$1,437,644	$524,262	$54,733	$783,299
Total cost of foreign currency	$—	$—	$—	$—	$—
**Premium received from options written	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND	VALUE FUND
	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013	February 28, 2013
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	2,784	25,801	—
Trust Class	26,908	—	696	20,316	—
Advisor Class	—	—	326	—	—
Institutional Class	22,988	3,162	1,411	22,895	131
Class A	9,374	3,549	72	4,490	204
Class C	2,343	1,284	58	1,030	13
Class R3	697	—	21	958	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$20.29	$30.08	$—
Trust Class	13.85	—	22.04	20.47	—
Advisor Class	—	—	14.58	—	—
Institutional Class	13.89	9.54	20.55	30.09	12.58
Class R3	13.83	—	14.61	20.18	—
Net Asset Value and redemption price per share
Class A	$13.84	$9.47	$22.14	$20.33	$12.53
Offering Price per share
Class A‡	$14.68	$10.05	$23.49	$21.57	$13.29
Net Asset Value and offering price per share
Class C^	$13.83	$9.09	$14.34	$20.02	$12.46
*Cost of Investments:
Unaffiliated issuers	$759,812	$62,868	$98,461	$1,602,086	$4,457
Affiliated issuers	—	—	—	—	—
Total cost of investments	$759,812	$62,868	$98,461	$1,602,086	$4,457
Total cost of foreign currency	$—	$—	$—	$—	$—
**Premium received from options written	$—	$—	$—	$—	$—

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds
(000's omitted)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,183	$37,617	$4,996	$65,992	$31
Dividend income—affiliated issuers (Note F)	—	—	—	62,934	—
Interest income—unaffiliated issuers	6	5,635	—	—	—
Interest income—affiliated issuers (Note F)	—	—	—	18	—
Foreign taxes withheld	(124)	(974)	(32)	(957)	(2)
Total income	$1,065	$42,278	$4,964	$127,987	$29
Expenses:
Investment management fees (Note B)	1,096	6,272	1,571	38,426	17
Administration fees (Note B)	66	815	177	3,490	2
Administration fees (Note B):
Investor Class	—	—	551	2,316	—
Trust Class	—	—	27	5,136	—
Advisor Class	—	—	10	993	—
Institutional Class	95	569	8	2,570	2
Class A	6	1,048	1	—	—
Class C	2	404	—	—	—
Class R3	—	2	—	—	—
Distribution fees (Note B):
Trust Class	—	—	8	—	—
Advisor Class	—	—	7	730	—
Class A	7	1,310	1	—	—
Class C	10	2,022	2	—	—
Class R3	—	4	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	172	784	—
Trust Class	—	—	2	164	—
Advisor Class	—	—	1	99	—
Institutional Class	20	63	1	261	—
Class A	2	120	—	—	—
Class C	—	47	—	—	—
Class R3	—	—	—	—	—
Audit fees	28	29	30	30	20
Custodian fees	279	361	90	772	23
Insurance expense	4	72	13	280	—
Legal fees (Note H for International Equity Fund)	35	35	34	51	35
Registration and filing fees	38	137	44	139	22
Reimbursement of expenses previously assumed by Management (Note B)	—	1	—	—	—
Shareholder reports	8	106	24	526	4
Trustees' fees and expenses	22	22	22	22	22
Miscellaneous	10	79	17	308	2
Total expenses	1,728	13,518	2,813	57,097	149

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL LARGE CAP FUND	INTRINSIC VALUE FUND
	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$468	$10,412	$4,434	$1,430	$1,150
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	—	—	—	—	—
Interest income—affiliated issuers (Note F)	—	—	—	—	—
Foreign taxes withheld	(25)	—	(401)	(145)	—
Total income	$443	$10,412	$4,033	$1,285	$1,150
Expenses:
Investment management fees (Note B)	224	2,853	2,339	569	666
Administration fees (Note B)	16	339	169	62	47
Administration fees (Note B):
Investor Class	—	938	26	—	—
Trust Class	—	190	35	26	—
Advisor Class	—	1	—	—	—
Institutional Class	23	27	231	80	64
Class A	1	19	1	9	8
Class C	—	1	—	4	7
Class R3	—	—	—	1	—
Distribution fees (Note B):
Trust Class	—	56	—	8	—
Advisor Class	—	1	—	—	—
Class A	2	23	1	11	10
Class C	1	6	1	18	35
Class R3	—	1	—	1	—
Shareholder servicing agent fees:
Investor Class	—	367	11	—	—
Trust Class	—	7	5	4	—
Advisor Class	—	—	—	—	—
Institutional Class	2	3	21	8	8
Class A	—	2	—	2	2
Class C	—	—	—	—	1
Class R3	—	—	—	—	—
Audit fees	20	30	30	30	11
Custodian fees	41	148	190	117	37
Insurance expense	1	26	12	5	3
Legal fees (Note H for International Equity Fund)	36	34	38	35	35
Registration and filing fees	26	56	34	45	26
Reimbursement of expenses previously assumed by Management (Note B)	—	1	—	—	—
Shareholder reports	5	57	17	10	9
Trustees' fees and expenses	22	22	22	22	22
Miscellaneous	4	32	25	12	4
Total expenses	424	5,240	3,208	1,079	995

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013
Expenses reimbursed by Management (Note B)	(340)	—	(3)	(180)	(122)
Investment management fees waived (Note B)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	(1)	—
Total net expenses	1,388	13,518	2,810	56,916	27
Net investment income (loss)	$(323)	$28,760	$2,154	$71,071	$2
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	2,390	29,576	26,028	471,469	219
Sales of investment securities of affiliated issuers	—	—	—	100,796	—
Foreign currency	(117)	(246)	—	1	(1)
Options written	—	2,042	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	23,364	113,250	48,844	587,529	183
Affiliated investment securities	—	—	—	169,865	—
Foreign currency	2	42	—	(1)	—
Options written	—	(1,272)	—	—	—
Net gain (loss) on investments	25,639	143,392	74,872	1,329,659	401
Net increase (decrease) in net assets resulting from operations	$25,316	$172,152	$77,026	$1,400,730	$403

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL LARGE CAP FUND	INTRINSIC VALUE FUND
	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013
Expenses reimbursed by Management (Note B)	(91)	—	(613)	(85)	(158)
Investment management fees waived (Note B)	—	—	(135)	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Total net expenses	333	5,240	2,460	994	837
Net investment income (loss)	$110	$5,172	$1,573	$291	$313
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(992)	54,137	11,344	5,518	4,580
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	25	(22)	(318)	(86)	—
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	6,420	83,470	47,130	15,984	17,976
Affiliated investment securities	—	—	—	—	—
Foreign currency	7	1	(25)	(6)	—
Options written	—	—	—	—	—
Net gain (loss) on investments	5,460	137,586	58,131	21,410	22,556
Net increase (decrease) in net assets resulting from operations	$5,570	$142,758	$59,704	$21,701	$22,869

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND
	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$4,880	$19,091	$2,708	$819	$8,478
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	13	52	22	2	19
Interest income—affiliated issuers (Note F)	—	—	—	—	—
Foreign taxes withheld	(20)	(244)	(9)	—	(60)
Total income	$4,873	$18,899	$2,721	$821	$8,437
Expenses:
Investment management fees (Note B)	1,725	3,869	1,738	181	1,824
Administration fees (Note B)	196	476	197	20	189
Administration fees (Note B):
Investor Class	17	1,074	345	42	—
Trust Class	—	313	73	24	—
Advisor Class	—	368	17	—	—
Institutional Class	242	50	84	2	282
Class A	66	2	67	4	3
Class C	31	—	3	1	1
Class R3	—	—	4	—	—
Distribution fees (Note B):
Trust Class	—	92	—	7	—
Advisor Class	—	271	13	—	—
Class A	82	2	84	4	4
Class C	156	2	13	3	3
Class R3	1	—	9	1	—
Shareholder servicing agent fees:
Investor Class	12	337	183	22	—
Trust Class	—	14	4	7	—
Advisor Class	—	16	1	—	—
Institutional Class	29	5	10	—	163
Class A	9	—	13	1	1
Class C	4	—	1	—	—
Class R3	—	—	1	—	—
Audit fees	11	30	11	11	11
Custodian fees	94	168	103	39	78
Insurance expense	17	34	16	2	8
Legal fees (Note H for International Equity Fund)	36	46	35	49	35
Registration and filing fees	56	65	63	45	46
Reimbursement of expenses previously assumed by Management (Note B)	7	—	—	—	349
Shareholder reports	41	111	56	12	15
Trustees' fees and expenses	22	22	22	22	22
Miscellaneous	20	49	19	5	11
Total expenses	2,874	7,416	3,185	504	3,045

See Notes to Financial Statements

	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND	VALUE FUND
	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$10,106	$463	$437	$18,183	$44
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	14	—	2	—	—
Interest income—affiliated issuers (Note F)	—	—	—	—	—
Foreign taxes withheld	(21)	(13)	—	(172)	—
Total income	$10,099	$450	$439	$18,011	$44
Expenses:
Investment management fees (Note B)	2,823	189	475	4,376	10
Administration fees (Note B)	212	21	33	548	1
Administration fees (Note B):
Investor Class	—	—	58	721	—
Trust Class	544	—	26	763	—
Advisor Class	—	—	9	—	—
Institutional Class	117	13	14	243	1
Class A	94	29	1	81	2
Class C	25	11	1	18	—
Class R3	6	—	—	17	—
Distribution fees (Note B):
Trust Class	160	—	7	225	—
Advisor Class	—	—	6	—	—
Class A	117	37	2	101	2
Class C	126	56	4	88	1
Class R3	16	—	1	43	—
Shareholder servicing agent fees:
Investor Class	—	—	40	304	—
Trust Class	35	—	8	31	—
Advisor Class	—	—	1	—	—
Institutional Class	14	1	5	26	—
Class A	21	5	1	17	1
Class C	7	2	—	4	—
Class R3	1	—	—	1	—
Audit fees	31	29	11	11	30
Custodian fees	96	23	53	199	17
Insurance expense	15	1	2	46	—
Legal fees (Note H for International Equity Fund)	61	35	36	34	45
Registration and filing fees	73	26	52	68	24
Reimbursement of expenses previously assumed by Management (Note B)	—	—	—	9	—
Shareholder reports	95	9	31	109	4
Trustees' fees and expenses	22	22	22	22	22
Miscellaneous	17	2	6	49	1
Total expenses	4,728	511	905	8,154	161

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND
	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013
Expenses reimbursed by Management (Note B)	(103)	(8)	(61)	(21)	—
Investment management fees waived (Note B)	—	—	—	(89)	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Total net expenses	2,771	7,408	3,124	394	3,045
Net investment income (loss)	$2,102	$11,491	$(403)	$427	$5,392
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	41,165	113,430	30,600	4,199	3,858
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	—	—	(1)	—	—
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(11,592)	102,044	21,316	3,771	93,805
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	—	—	—	—
Options written	—	—	—	—	—
Net gain (loss) on investments	29,573	215,474	51,915	7,970	97,663
Net increase (decrease) in net assets resulting from operations	$31,675	$226,965	$51,512	$8,397	$103,055

See Notes to Financial Statements

	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND	VALUE FUND
	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013	For the Six Months Ended February 28, 2013
Expenses reimbursed by Management (Note B)	(1,096)	(120)	(245)	—	(143)
Investment management fees waived (Note B)	—	—	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—	—	—
Total net expenses	3,632	391	660	8,154	18
Net investment income (loss)	$6,467	$59	$(221)	$9,857	$26
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	11,078	3,320	6,465	66,711	473
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	—	—	—	(31)	—
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	5,928	3,383	(1,744)	168,096	(96)
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	—	—	8	—
Options written	—	—	—	—	—
Net gain (loss) on investments	17,006	6,703	4,721	234,784	377
Net increase (decrease) in net assets resulting from operations	$23,473	$6,762	$4,500	$244,641	$403

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(323)	$1,199	$28,760	$59,512	$2,154	$3,817
Net realized gain (loss) on investments	2,273	(20,466)	31,372	17,622	26,028	12,740
Change in net unrealized appreciation (depreciation) of investments	23,366	12,566	112,020	121,130	48,844	64,609
Net increase (decrease) in net assets resulting from operations	25,316	(6,701)	172,152	198,264	77,026	81,166
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(3,453)	(2,577)
Trust Class	—	—	—	—	(117)	(92)
Advisor Class	—	—	—	—	(55)	(64)
Institutional Class	(875)	(730)	(31,428)	(32,984)	(185)	(31)
Class A	(10)	(17)	(24,345)	(22,888)	(7)	(3)
Class C	—	—	(7,955)	(7,031)	(3)	(3)
Class R3	—	—	(29)	(12)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	(7,817)	(6,531)	—	—
Class A	—	—	(6,538)	(5,069)	—	—
Class C	—	—	(2,547)	(2,012)	—	—
Class R3	—	—	(9)	(2)	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(885)	(747)	(80,668)	(76,529)	(3,820)	(2,770)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	19,560	3,526
Trust Class	—	—	—	—	2,588	1,086
Advisor Class	—	—	—	—	497	745
Institutional Class	145,761	125,596	239,710	687,305	15,230	3,022
Class A	3,767	2,464	242,627	595,197	679	444
Class C	1,765	1,098	79,556	164,762	51	27
Class R3	872	973	1,991	890	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	3,037	2,256
Trust Class	—	—	—	—	113	85
Advisor Class	—	—	—	—	54	64
Institutional Class	580	422	27,828	26,934	166	30
Class A	8	14	28,161	25,475	5	2
Class C	—	—	6,620	5,170	2	3
Class R3	—	—	16	7	—	—

See Notes to Financial Statements

	GENESIS FUND		GLOBAL EQUITY FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$71,071	$40,785	$2	$31
Net realized gain (loss) on investments	572,266	385,394	218	(133)
Change in net unrealized appreciation (depreciation) of investments	757,393	269,066	183	178
Net increase (decrease) in net assets resulting from operations	1,400,730	695,245	403	76
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(12,123)	(33,793)	—	—
Trust Class	(6,182)	(30,535)	—	—
Advisor Class	(1,716)	(9,237)	—	—
Institutional Class	(28,094)	(61,990)	—	(29)
Class A	—	—	—	(2)
Class C	—	—	—	(2)
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	(135,567)	(73,488)	—	—
Trust Class	(120,692)	(77,749)	—	—
Advisor Class	(41,229)	(24,284)	—	—
Institutional Class	(234,523)	(120,691)	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	(42)
Class A	—	—	—	(4)
Class C	—	—	—	(2)
Total distributions to shareholders	(580,126)	(431,767)	—	(81)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	173,667	405,711	—	—
Trust Class	152,967	516,561	—	—
Advisor Class	68,410	186,389	—	—
Institutional Class	464,884	1,472,096	39	3,449
Class A	—	—	49	33
Class C	—	—	17	—
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	143,080	103,772	—	—
Trust Class	122,344	104,665	—	—
Advisor Class	38,492	30,703	—	—
Institutional Class	256,618	178,822	—	71
Class A	—	—	—	6
Class C	—	—	—	4
Class R3	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(30,420)	(49,657)
Trust Class	—	—	—	—	(2,646)	(6,389)
Advisor Class	—	—	—	—	(1,414)	(3,702)
Institutional Class	(14,370)	(64,878)	(145,769)	(261,948)	(3,711)	(1,750)
Class A	(1,717)	(2,969)	(183,887)	(220,565)	(89)	(136)
Class C	(334)	(786)	(31,097)	(39,610)	—	(27)
Class R3	(1,064)	(734)	(218)	(75)	—	—
Net increase (decrease) from Fund share transactions	135,268	61,200	265,538	983,542	3,702	(50,371)
Net Increase (Decrease) in Net Assets	159,699	53,752	357,022	1,105,277	76,908	28,025
Net Assets:
Beginning of period	167,486	113,734	2,607,402	1,502,125	563,026	535,001
End of period	$327,185	$167,486	$2,964,424	$2,607,402	$639,934	$563,026
Undistributed net investment income (loss) at end of period	$—	$627	$—	$—	$2,151	$3,817
Distributions in excess of net investment income at end of period	$(581)	$—	$(36,590)	$(1,593)	$—	$—

See Notes to Financial Statements

	GENESIS FUND		GLOBAL EQUITY FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(262,805)	(440,618)	—	—
Trust Class	(475,945)	(1,111,336)	—	—
Advisor Class	(98,352)	(238,605)	—	—
Institutional Class	(742,968)	(1,061,533)	(1,399)	(6)
Class A	—	—	—	(1)
Class C	—	—	—	—
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	(159,608)	146,627	(1,294)	3,556
Net Increase (Decrease) in Net Assets	660,996	410,105	(891)	3,551
Net Assets:
Beginning of period	11,580,489	11,170,384	4,477	926
End of period	$12,241,485	$11,580,489	$3,586	$4,477
Undistributed net investment income (loss) at end of period	$22,956	$—	$(4)	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$(6)

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL THEMATIC OPPORTUNITIES FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$110	$219	$5,172	$8,768	$1,573	$7,347
Net realized gain (loss) on investments	(967)	(3,544)	54,115	34,173	11,026	(8,024)
Change in net unrealized appreciation (depreciation) of investments	6,427	1,324	83,471	63,165	47,105	10,750
Net increase (decrease) in net assets resulting from operations	5,570	(2,001)	142,758	106,106	59,704	10,073
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(11,549)	(6,591)	—	—
Trust Class	—	—	(1,615)	(913)	—	—
Advisor Class	—	—	(4)	(2)	—	—
Institutional Class	(276)	(62)	(850)	(459)	(7,601)	(4,223)
Class A	(4)	(0)	(286)	(122)	—	—
Class C	—	(0)	(7)	(4)	—	—
Class R3	—	—	(0)	(6)	—	—
Net realized gain on investments:
Investor Class	—	—	(25,562)	—	—	—
Trust Class	—	—	(3,874)	—	—	—
Advisor Class	—	—	(17)	—	—	—
Institutional Class	—	—	(1,633)	—	—	—
Class A	—	—	(664)	—	—	—
Class C	—	—	(41)	—	—	—
Class R3	—	—	(5)	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(280)	(62)	(46,107)	(8,097)	(7,601)	(4,223)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	7,815	17,464	637	—
Trust Class	—	—	4,319	25,712	2,525	—
Advisor Class	—	—	159	110	—	—
Institutional Class	5,896	31,905	3,934	33,871	139,539	189,326
Class A	1,766	631	4,560	10,228	1,700	—
Class C	18	87	141	268	337	—
Class R3	—	—	31	472	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	34,993	6,172	—	—
Trust Class	—	—	5,345	882	—	—
Advisor Class	—	—	17	2	—	—
Institutional Class	276	62	2,290	415	7,492	4,205
Class A	4	—	929	111	—	—
Class C	—	—	29	3	—	—
Class R3	—	—	1	3	—	—

See Notes to Financial Statements

	INTERNATIONAL LARGE CAP FUND		INTRINSIC VALUE FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$291	$3,224	$313	$(306)
Net realized gain (loss) on investments	5,432	(3,280)	4,580	1,826
Change in net unrealized appreciation (depreciation) of investments	15,978	(25)	17,976	13,923
Net increase (decrease) in net assets resulting from operations	21,701	(81)	22,869	15,443
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	(171)	(179)	—	—
Advisor Class	—	—	—	—
Institutional Class	(2,605)	(2,615)	—	—
Class A	(104)	(68)	—	—
Class C	(22)	(8)	—	—
Class R3	(5)	(1)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	(2,306)	(12,140)
Class A	—	—	(123)	(862)
Class C	—	—	(113)	(649)
Class R3	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(2,907)	(2,871)	(2,542)	(13,651)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	1,795	3,074	—	—
Advisor Class	—	—	—	—
Institutional Class	16,092	36,840	20,743	33,373
Class A	1,917	5,056	2,092	4,404
Class C	555	2,374	1,737	3,200
Class R3	468	416	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	157	153	—	—
Advisor Class	—	—	—	—
Institutional Class	2,489	2,551	1,970	11,053
Class A	100	65	102	713
Class C	3	2	48	225
Class R3	5	1	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL THEMATIC OPPORTUNITIES FUND		GUARDIAN FUND		INTERNATIONAL EQUITY FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	147,787	—
Trust Class	—	—	—	—	117,674	—
Class A	—	—	—	—	6,829	—
Class C	—	—	—	—	658	—
Payments for shares redeemed:
Investor Class	—	—	(67,414)	(128,001)	(2,661)	—
Trust Class	—	—	(14,260)	(25,304)	(4,695)	—
Advisor Class	—	—	(108)	(235)	—	—
Institutional Class	(7,615)	(7,582)	(7,160)	(13,372)	(65,405)	(50,412)
Class A	(334)	(146)	(2,203)	(4,796)	(30)	—
Class C	(34)	(11)	(154)	(189)	—	—
Class R3	—	—	(376)	(426)	—	—
Net increase (decrease) from Fund share transactions	(23)	24,946	(27,112)	(76,610)	352,387	143,119
Net Increase (Decrease) in Net Assets	5,267	22,883	69,539	21,399	404,490	148,969
Net Assets:
Beginning of period	50,539	27,656	1,133,028	1,111,629	491,566	342,597
End of period	$55,806	$50,539	$1,202,567	$1,133,028	$896,056	$491,566
Undistributed net investment income (loss) at end of period	$44	$214	$—	$8,756	$—	$2,665
Distributions in excess of net investment income at end of period	$—	$—	$(383)	$—	$(3,363)	$—

See Notes to Financial Statements

	INTERNATIONAL LARGE CAP FUND		INTRINSIC VALUE FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	(855)	(6,848)	—	—
Advisor Class	—	—	—	—
Institutional Class	(14,998)	(26,650)	(17,732)	(26,719)
Class A	(585)	(2,066)	(2,463)	(5,390)
Class C	(591)	(799)	(1,597)	(2,012)
Class R3	(61)	(86)	—	—
Net increase (decrease) from Fund share transactions	6,491	14,083	4,900	18,847
Net Increase (Decrease) in Net Assets	25,285	11,131	25,227	20,639
Net Assets:
Beginning of period	198,606	187,475	149,487	128,848
End of period	$223,891	$198,606	$174,714	$149,487
Undistributed net investment income (loss) at end of period	$—	$1,630	$48	$(265)
Distributions in excess of net investment income at end of period	$(986)	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$2,102	$2,312	$11,491	$21,046	$(403)	$(2,786)
Net realized gain (loss) on investments	41,165	8,640	113,430	265,032	30,599	27,805
Change in net unrealized appreciation (depreciation) of investments	(11,592)	52,228	102,044	(176,465)	21,316	34,016
Net increase (decrease) in net assets resulting from operations	31,675	63,180	226,965	109,613	51,512	59,035
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(123)	—	(13,482)	(5,044)	(10,537)	—
Trust Class	—	—	(2,264)	(744)	(784)	—
Advisor Class	—	—	(3,397)	(781)	(147)	—
Institutional Class	(6,059)	(1,020)	(1,728)	(1,276)	(6,183)	—
Class A	(508)	—	—	(337)	(1,251)	—
Class C	(113)	—	(5)	—	(32)	—
Class R3	(2)	—	—	(0)	(70)	—
Net realized gain on investments:
Investor Class	(765)	(694)	—	—	(8,383)	(637)
Trust Class	—	—	—	—	(659)	(9)
Advisor Class	—	—	—	—	(154)	—
Institutional Class	(25,055)	(24,715)	—	—	(4,534)	(600)
Class A	(3,088)	(2,394)	—	—	(1,077)	(19)
Class C	(1,494)	(1,542)	—	—	(41)	—
Class R3	(16)	(14)	—	—	(64)	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(37,223)	(30,379)	(20,876)	(8,182)	(33,916)	(1,265)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,381	4,286	13,369	24,450	3,601	9,542
Trust Class	—	—	4,251	17,308	12,331	24,782
Advisor Class	—	—	8,697	21,953	1,856	3,283
Institutional Class	66,687	279,948	18,866	43,403	39,065	80,649
Class A	9,840	51,959	347	41,776	20,993	51,637
Class C	1,832	6,513	372	105	863	1,883
Class R3	39	178	58	589	2,108	3,110
Proceeds from reinvestment of dividends and distributions:
Investor Class	882	688	12,838	4,822	17,577	583
Trust Class	—	—	2,176	717	1,438	9
Advisor Class	—	—	3,330	754	269	—
Institutional Class	26,541	19,730	1,702	1,250	10,514	587
Class A	3,136	2,034	—	336	2,281	19
Class C	569	413	2	—	67	—
Class R3	3	1	—	—	126	—

See Notes to Financial Statements

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$427	$499	$5,392	$3,305
Net realized gain (loss) on investments	4,199	10,085	3,858	3,496
Change in net unrealized appreciation (depreciation) of investments	3,771	(1,902)	93,805	23,582
Net increase (decrease) in net assets resulting from operations	8,397	8,682	103,055	30,383
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(294)	(193)	—	—
Trust Class	(89)	(94)	—	—
Advisor Class	—	—	—	—
Institutional Class	(49)	(26)	(7,623)	(257)
Class A	(30)	(12)	(37)	(0)
Class C	(1)	—	(3)	—
Class R3	(1)	(0)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	(4,828)	(3,256)
Class A	—	—	(29)	(10)
Class C	—	—	(5)	(7)
Class R3	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(464)	(325)	(12,525)	(3,530)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,004	5,604	—	—
Trust Class	902	1,791	—	—
Advisor Class	—	—	—	—
Institutional Class	517	1,707	389,355	383,753
Class A	288	2,958	6,736	2,776
Class C	346	278	717	180
Class R3	4	11	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	276	182	—	—
Trust Class	84	89	—	—
Advisor Class	—	—	—	—
Institutional Class	45	24	659	388
Class A	27	9	60	6
Class C	—	—	4	5
Class R3	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(3,274)	(3,368)	(104,915)	(205,342)	(20,105)	(31,832)
Trust Class	—	—	(71,415)	(247,987)	(3,645)	(16,029)
Advisor Class	—	—	(44,711)	(124,007)	(1,963)	(2,991)
Institutional Class	(187,438)	(291,213)	(28,657)	(153,702)	(22,645)	(35,317)
Class A	(12,721)	(30,384)	(1,220)	(42,840)	(11,373)	(18,501)
Class C	(5,557)	(11,602)	(39)	(11)	(181)	(237)
Class R3	(25)	(174)	(611)	—	(849)	(822)
Net increase (decrease) from Fund share transactions	(98,105)	29,009	(185,560)	(616,426)	52,328	70,355
Net Increase (Decrease) in Net Assets	(103,653)	61,810	20,529	(514,995)	69,924	128,125
Net Assets:
Beginning of period	720,196	658,386	1,592,414	2,107,409	640,780	512,655
End of period	$616,543	$720,196	$1,612,943	$1,592,414	$710,704	$640,780
Undistributed net investment income (loss) at end of period	$—	$2,292	$11,487	$20,872	$—	$(2,110)
Distributions in excess of net investment income at end of period	$(2,411)	$—	$—	$—	$(21,517)	$—

See Notes to Financial Statements

	MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(12,588)	(11,497)	—	—
Trust Class	(8,907)	(9,950)	—	—
Advisor Class	—	—	—	—
Institutional Class	(974)	(1,255)	(59,577)	(36,160)
Class A	(585)	(888)	(2,106)	(508)
Class C	(6)	—	(9)	(93)
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	(17,567)	(10,937)	335,839	350,347
Net Increase (Decrease) in Net Assets	(9,634)	(2,580)	426,369	377,200
Net Assets:
Beginning of period	73,087	75,667	468,665	91,465
End of period	$63,453	$73,087	$895,034	$468,665
Undistributed net investment income (loss) at end of period	$423	$460	$981	$3,252
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	REAL ESTATE FUND		SELECT EQUITIES FUND		SMALL CAP GROWTH FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$6,467	$4,985	$59	$(102)	$(221)	$(1,136)
Net realized gain (loss) on investments	11,078	19,800	3,320	3,307	6,465	19,098
Change in net unrealized appreciation (depreciation) of investments	5,928	59,096	3,383	4,444	(1,744)	(6,745)
Net increase (decrease) in net assets resulting from operations	23,473	83,881	6,762	7,649	4,500	11,217
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—
Trust Class	(3,159)	(3,514)	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(2,783)	(2,540)	—	(62)	—	—
Class A	(839)	(681)	—	—	—	—
Class C	(147)	(79)	—	—	—	—
Class R3	(50)	(22)	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	(5,713)	(998)	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(4,654)	(650)	(2,157)	(2,106)	—	—
Class A	(1,677)	(217)	(2,114)	(2,335)	—	—
Class C	(456)	(51)	(878)	(923)	—	—
Class R3	(116)	(8)	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total distributions to shareholders	(19,594)	(8,760)	(5,149)	(5,426)	—	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	1,805	3,704
Trust Class	124,075	110,949	—	—	939	1,809
Advisor Class	—	—	—	—	452	1,317
Institutional Class	111,280	125,290	4,834	6,440	1,478	5,807
Class A	58,525	46,011	7,914	5,242	861	1,093
Class C	12,574	11,776	988	1,641	197	485
Class R3	5,891	4,932	—	—	55	151
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—
Trust Class	8,775	4,426	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	5,223	2,218	1,847	1,725	—	—
Class A	2,221	779	1,956	2,128	—	—
Class C	496	99	690	697	—	—
Class R3	116	22	—	—	—	—

See Notes to Financial Statements

	SOCIALLY RESPONSIVE FUND		VALUE FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$9,857	$14,414	$26	$46
Net realized gain (loss) on investments	66,680	58,770	473	169
Change in net unrealized appreciation (depreciation) of investments	168,104	67,730	(96)	105
Net increase (decrease) in net assets resulting from operations	244,641	140,914	403	320
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(4,747)	(3,089)	—	—
Trust Class	(4,131)	(3,004)	—	—
Advisor Class	—	—	—	—
Institutional Class	(4,520)	(2,793)	(23)	(16)
Class A	(666)	(623)	(23)	(3)
Class C	(50)	(37)	(1)	(0)
Class R3	(119)	(96)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(14,233)	(9,642)	(47)	(19)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	29,204	180,373	—	—
Trust Class	30,235	110,344	—	—
Advisor Class	—	—	—	—
Institutional Class	162,045	167,990	533	2,542
Class A	13,545	33,348	1,243	1,305
Class C	2,986	4,785	98	22
Class R3	2,897	10,489	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	4,505	2,906	—	—
Trust Class	4,081	2,971	—	—
Advisor Class	—	—	—	—
Institutional Class	4,112	2,664	23	16
Class A	571	517	22	3
Class C	38	27	1	—
Class R3	116	94	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	REAL ESTATE FUND		SELECT EQUITIES FUND		SMALL CAP GROWTH FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(7,740)	(12,911)
Trust Class	(50,644)	(80,324)	—	—	(2,021)	(6,732)
Advisor Class	—	—	—	—	(1,743)	(3,881)
Institutional Class	(27,297)	(42,253)	(4,332)	(9,401)	(7,096)	(78,776)
Class A	(9,975)	(13,661)	(6,122)	(10,087)	(395)	(1,311)
Class C	(1,551)	(1,515)	(1,877)	(4,115)	(50)	(197)
Class R3	(1,244)	(901)	—	—	(2)	(9)
Net increase (decrease) from Fund share transactions	238,465	167,848	5,898	(5,730)	(13,260)	(89,451)
Net Increase (Decrease) in Net Assets	242,344	242,969	7,511	(3,507)	(8,760)	(78,234)
Net Assets:
Beginning of period	621,365	378,396	67,921	71,428	117,072	195,306
End of period	$863,709	$621,365	$75,432	$67,921	$108,312	$117,072
Undistributed net investment income (loss) at end of period	$—	$—	$48	$—	$(984)	$(763)
Distributions in excess of net investment income at end of period	$(511)	$—	$—	$(11)	$—	$—
See Notes to Financial Statements

	SOCIALLY RESPONSIVE FUND		VALUE FUND
	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(75,967)	(160,774)	—	—
Trust Class	(158,401)	(144,546)	—	—
Advisor Class	—	—	—	—
Institutional Class	(59,425)	(110,839)	(1,754)	(2,733)
Class A	(16,490)	(32,424)	(471)	(168)
Class C	(1,447)	(1,984)	—	—
Class R3	(3,804)	(3,276)	—	—
Net increase (decrease) from Fund share transactions	(61,199)	62,665	(305)	987
Net Increase (Decrease) in Net Assets	169,209	193,937	51	1,288
Net Assets:
Beginning of period	1,842,902	1,648,965	4,314	3,026
End of period	$2,012,111	$1,842,902	$4,365	$4,314
Undistributed net investment income (loss) at end of period	$9,853	$14,229	$26	$47
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Notes to Financial Statements Equity Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Funds are separate operating series of the Trust, each of which (except Real Estate and Select Equities) is diversified (Multi-Cap Opportunities became diversified in December 2012). Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Ten Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty offer Institutional Class shares, nineteen offer Class A shares, nineteen offer Class C shares, and eleven offer Class R3 shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the six months ended February 28, 2013 were $153, $46,354, $130,715, $219,445, $88,817, $11,206, $1,063,234, $136,535, $352, $120,383 and $12,072 for Equity Income, Focus, Genesis, Guardian, Intrinsic Value, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Small Cap Growth and Socially Responsive, respectively.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009-2011. As of February 28, 2013, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on August 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: net operating losses, defaulted bonds, contingent payment debt instrument basis adjustments, premium amortization adjustments, partnership and grantor trust income adjustments, distribution redesignations, foreign capital gains tax, foreign currency gains and losses, non-deductible 12b-1 fees, non-taxable distributions from stocks, ordinary loss netting to reduce short term capital gains, passive foreign investment companies gains and losses, distributions in excess of earnings, return of capital non-taxable dividend adjustment to income 9/1/11-12/31/11, return of capital distributions and characterization of distributions from real estate investment trusts ("REITs"). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended August 31, 2012, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Emerging Markets Equity	$(2)	$(238,324)	$238,326
Equity Income	2	1,327,383	(1,327,385)
Focus	1	61	(62)
Genesis	1	(643,290)	643,289
Global Equity	(1,282)	(3,529)	4,811
Global Thematic Opportunities	(8,895)	72,750	(63,855)
Guardian	—	(7,756)	7,756
International Equity	—	(458,040)	458,040
International Large Cap	(2)	(168,691)	168,693
Intrinsic Value	1	219,722	(219,723)
Large Cap Disciplined Growth	—	(1,002)	1,002
Large Cap Value	—	(167,275)	167,275
Mid Cap Growth	(814,684)	675,341	139,343
Mid Cap Intrinsic Value	—	(8,816)	8,816
Multi-Cap Opportunities	(1)	(5)	6
Real Estate	147,609	1,850,284	(1,997,893)
Select Equities	—	103,716	(103,716)
Small Cap Growth	(376,649)	373,358	3,291
Socially Responsive	—	(180,891)	180,891
Value	(1)	(181)	182

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended August 31, 2012 and August 31, 2011 were as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2012	2011		2012	2011		2012	2011		2012	2011
Emerging Markets Equity	$746,994	$260,779		$—	$546,041		$—	$—		$746,994	$806,820
Equity Income	67,214,969	28,980,423		9,314,438	—		—	—		76,529,407	28,980,423
Focus	2,770,127	3,145,492		—	—		—	—		2,770,127	3,145,492
Genesis	136,435,252	—		295,331,935	—		—	—		431,767,187	—
Global Equity	32,911	—	(1)	—	—	(1)	48,045	—	(1)	80,956	—	(1)
Global Thematic Opportunities	62,415	—	(1)	—	—	(1)	—	—	(1)	62,415	—	(1)
Guardian	8,096,859	3,835,761		—	—		—	—		8,096,859	3,835,761
International Equity	4,223,282	3,471,677		—	—		—	—		4,223,282	3,471,677
International Large Cap	2,871,419	1,345,152		—	—		—	—		2,871,419	1,345,152
Intrinsic Value	249,640	773,419		13,401,827	3,022,518		—	—		13,651,467	3,795,937
Large Cap Disciplined Growth	1,020,034	1,092,590		29,359,244	—		—	—		30,379,278	1,092,590
Large Cap Value	8,181,649	2,204,971		—	—		—	—		8,181,649	2,204,971
Mid Cap Growth	—	—		1,265,496	—		—	—		1,265,496	—
Mid Cap Intrinsic Value	325,011	111,346		—	—		—	—		325,011	111,346
Multi-Cap Opportunities	3,530,521	363,704		—	—		—	—		3,530,521	363,704
Real Estate	6,836,033	4,883,092		1,924,275	—		—	—		8,760,308	4,883,092
Select Equities	2,880,552	742,451		2,544,641	1,396,018		—	—		5,425,193	2,138,469
Small Cap Growth	—	—		—	—		—	—		—	—
Socially Responsive	9,641,949	2,495,671		—	—		—	—		9,641,949	2,495,671
Value	19,494	11,626		—	—		—	—		19,494	11,626

(1)  Period from June 30, 2011 (Commencement of Operations) to August 31, 2011.

As of August 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Emerging Markets Equity	$680,400	$—	$3,481,279	$(21,182,109)	$(53,192)	$(17,073,622)
Equity Income	29,519,857	15,056,469	149,907,610	—	—	194,483,936
Focus	3,817,288	—	62,906,748	(8,642,610)	—	58,081,426
Genesis	—	356,210,301	4,232,861,119	—	—	4,589,071,420
Global Equity	—	—	87,301	(135,181)	—	(47,880)
Global Thematic Opportunities	220,507	—	34,175	(3,411,454)	(6,991)	(3,163,763)
Guardian	8,755,753	13,953,985	222,844,042	—	—	245,553,780
International Equity	3,163,200	—	21,677,451	(170,748,212)	(3,418)	(145,910,979)

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
International Large Cap	$1,685,917	$—	$14,623,654	$(62,538,379)	$(55,619)	$(46,284,427)
Intrinsic Value	—	1,491,741	6,951,495	(1,078,867)	(165,855)	7,198,514
Large Cap Disciplined Growth	2,308,031	14,873,933	82,087,576	—	(16,147)	99,253,393
Large Cap Value	20,872,430	—	79,922,878	(33,896,855)	—	66,898,453
Mid Cap Growth	—	4,145,137	177,027,082	(2,109,814)	—	179,062,405
Mid Cap Intrinsic Value	460,680	—	4,915,630	(5,621,111)	—	(244,801)
Multi-Cap Opportunities	5,574,775	2,213,209	23,231,318	—	—	31,019,302
Real Estate	—	10,155,618	96,832,015	—	—	106,987,633
Select Equities	285,361	2,915,299	8,282,736	—	(10,663)	11,472,733
Small Cap Growth	—	—	11,088,142	(45,911,213)	—	(34,823,071)
Socially Responsive	14,228,964	—	242,037,304	(38,479,319)	—	217,786,949
Value	46,494	—	68,394	(668,046)	—	(553,158)

The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, defaulted bonds, common stock basis adjustments, capital loss carryforwards, post October loss deferrals, return of capital basis adjustments, organization expenses, passive foreign investment companies, contingent payment debt instrument basis adjustments, premium amortization accruals, forward contracts mark to market, partnership and trust basis adjustments, non-taxable dividend adjustments and convertible preferred stock basis adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on September 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at August 31, 2012, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2016	2017	2018
Focus	$—	$—	$8,642,610
International Equity	—	85,006,896	78,142,921
International Large Cap	—	22,353,356	36,160,452
Large Cap Value	—	—	26,442,932
Mid Cap Intrinsic Value	—	—	5,621,111
Small Cap Growth	—	23,924,873	21,223,467
Socially Responsive	—	—	38,479,319
Value	—	—	668,046

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Emerging Markets Equity	$—	$6,354,644
Global Equity	—	17,053
Global Thematic Opportunities	—	1,252,704
International Equity	—	1,177,174

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended August 31, 2012, Focus, Guardian, International Large Cap, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth, Socially Responsive and Value utilized capital loss carryforwards of $12,749,959, $20,164,603, $410,595, $279,548,269, $22,285,281, $8,745,225, $3,878,676, $18,140,041, $57,996,265 and $224,303, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2012, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss Deferral	Post October Capital Loss Deferral
Emerging Markets Equity	$—	$14,827,465
Global Equity	—	118,128
Global Thematic Opportunities	—	2,158,750
International Equity	—	6,421,221
International Large Cap	—	4,024,571
Intrinsic Value	99,314	979,553
Large Cap Value	—	7,453,923
Mid Cap Growth	2,109,814	—
Small Cap Growth	762,873	—

6  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Mid Cap Intrinsic Value and Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income, Mid Cap Intrinsic Value and Real Estate are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to Equity Income, Mid Cap Intrinsic Value and Real Estate until the following calendar year. At August 31, 2012, Equity Income, Mid Cap Intrinsic Value and Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after each Fund's fiscal year-end. At February 28, 2013, Equity Income, Mid Cap Intrinsic Value and Real Estate estimated these amounts for the period January 1, 2013 to February 28, 2013 within the financial statements since the 2013 information is not available from the REITs until after the Fund's fiscal period. For the year ended August 31, 2012, the character of distributions paid to shareholders of Equity Income, Mid Cap Intrinsic Value and Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income, Mid Cap Intrinsic Value and Real Estate together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of Equity Income's, Mid Cap Intrinsic Value's and Real Estate's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Equity Income, Mid Cap Intrinsic Value and Real Estate learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income, Mid Cap Intrinsic Value and Real Estate of the actual breakdown of distributions paid to Equity Income, Mid Cap Intrinsic Value and Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income, Mid Cap Intrinsic Value and Real Estate to reflect actual results. As a result, the composition of Equity Income's, Mid Cap Intrinsic Value's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income, Mid Cap Intrinsic Value and Real Estate shareholders on IRS Form 1099DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Derivative instruments: During the six months ended February 28, 2013, certain of the Funds' use of derivatives, as described below, was limited to written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

Written option transactions were used in an attempt to generate incremental returns for Equity Income for the six months ended February 28, 2013. Written option transactions for Equity Income for the six months ended February 28, 2013 were:

Equity Income

	Number	Value When Written
Contracts outstanding 8/31/2012	12,550	$1,485,000
Contracts written	30,800	3,700,000
Contracts expired	(848)	(56,000)
Contracts exercised	(3,523)	(351,000)
Contracts closed	(23,008)	(3,130,000)
Contracts outstanding 2/28/2013	15,971	$1,648,000

At February 28, 2013, Equity Income had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Equity Risk	Statements of Assets and Liabilities Location
Option Contracts Written	$(3,232,000)	Options contracts
Total Value	$(3,232,000)	written, at value

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended February 28, 2013 was as follows:

Realized Gain (Loss)

Equity Income	Equity Risk	Statements of Operations Location
Option Contracts Written	$2,042,000	Net realized gain
Total Realized Gain (Loss)	$2,042,000	(loss) on: options written

Change in Appreciation (Depreciation)

Equity Income	Equity Risk	Statements of Operations Location
Option Contracts Written Total Change in Appreciation (Depreciation)	$(1,272,000) $(1,272,000)	Change in net unrealized appreciation (depreciation) in value of: options written

For the six months ended February 28, 2013, Equity Income had an average market value of $2,706,000 in written options.

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, did not hold any derivative instruments during the six months ended February 28, 2013 that require additional disclosures pursuant to ASC 815.

11  In-kind subscriptions: Under certain circumstances, and when considered to be in the best interest of a fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for a fund. During the six months ended February 28, 2013, International Equity accepted $48,182,440 of in-kind subscriptions.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Expense offset arrangement: Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. For the six months ended February 28, 2013, the impact of this arrangement was a reduction of expenses of $66, $323, $7, $611, $1, $3, $137, $66, $37, $6, $100, $147, $61, $3, $144, $3, $3, $4, $221 and $0 for Emerging Markets Equity, Equity Income, Focus, Genesis, Global Equity, Global Thematic Opportunities, Guardian, International Equity, International Large Cap, Intrinsic Value, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Multi-Cap Opportunities, Real Estate, Select Equities, Small Cap Growth, Socially Responsive and Value, respectively.

13  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
	0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
	1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Real Estate:
	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(1):
	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For Equity Income, Focus, Guardian, International Large Cap, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(1), Select Equities, Socially Responsive and Value:
	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Multi-Cap Opportunities:
	0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity:
	0.75%	0.725%	0.70%	0.675%	0.65%	0.625%	0.625%	0.625%	0.60%
For Global Thematic Opportunities:
	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%

(1)  Effective January 28, 2013, Management has voluntarily agreed to waive its management fee in the amount of 0.18% of the average daily net assets of International Equity. Effective February 1, 2013, Management has voluntarily agreed to waive its management fee in the amount of 0.33% of the average daily net assets of Mid Cap Intrinsic Value (0.28% effective December 1, 2012 and 0.25% effective February 1, 2012). Management may, at its sole discretion, modify or terminate these voluntary waivers without notice to International Equity or Mid Cap Intrinsic Value. For the six months ended February 28, 2013, such waived fees amounted to $135,225 and $89,208 for International Equity and Mid Cap Intrinsic Value, respectively.

Accordingly, for the six months ended February 28, 2013, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate		Effective Rate
Emerging Markets Equity	1.00%	Large Cap Disciplined Growth	.53%
Equity Income	.46%	Large Cap Value	.49%
Focus	.53%	Mid Cap Growth	.53%
Genesis	.66%	Mid Cap Intrinsic Value	.28%
Global Equity	.75%	Multi-Cap Opportunities	.58%
Global Thematic Opportunities	.85%	Real Estate	.80%
Guardian	.50%	Select Equities	.55%
International Equity	.78%	Small Cap Growth	.85%
International Large Cap	.55%	Socially Responsive	.48%
Intrinsic Value	.85%	Value	.55%

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class, Class A, Class C and Class R3 pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For the Trust Class of Focus, Guardian, International Large Cap, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive, the Advisor Class of each Fund, and Class A, Class C and Class R3 of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25%

of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Large Cap Disciplined Growth, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and do not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause the class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. The Institutional Class of each of Multi-Cap Opportunities and Value has agreed to repay the fees and expenses waived or reimbursed for that Fund's Trust Class prior to December 21, 2009 and April 19, 2010, respectively, provided that the repayment does not cause the class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. During the six months ended February 28, 2013, Class R3 of Equity Income, the Advisor Class of Guardian, Class A of Guardian, the Investor Class of Large Cap Disciplined Growth, the Institutional Class of Multi-Cap Opportunities, Class A of Multi-Cap Opportunities, Class C of Multi-Cap Opportunities, Class A of Socially Responsive and Class C of Socially Responsive reimbursed Management $729, $460, $56, $7,078, $345,269, $3,032, $354, $7,814 and $1,112, respectively, under its contractual expense limitation agreement. At February 28, 2013, contingent liabilities to Management under the agreement were as follows:

			Expenses Reimbursed In Fiscal Period Ending, August 31,
			2010		2011	2012	2013
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2013		2014	2015	2016
Emerging Markets Equity Fund Institutional Class	1.25%	8/31/16	$337,197		$800,846	$680,473	$322,161
Emerging Markets Equity Fund Class A	1.50%	8/31/16	191,189		114,075	30,719	12,753
Emerging Markets Equity Fund Class C	2.25%	8/31/16	11,530		13,198	8,678	4,325
Emerging Markets Equity Fund Class R3	1.91%	8/31/16	2,284	(10)	2,132	470	308
Equity Income Fund Institutional Class	0.80%	8/31/16	—		—	—	—
Equity Income Fund Class A	1.16%	8/31/16	—		—	—	—
Equity Income Fund Class C	1.91%	8/31/16	—		—	—	—
Equity Income Fund Class R3	1.41%	8/31/16	1,043	(10)	1,618	—	—
Focus Fund Trust Class	1.50%	8/31/16	—		—	—	—
Focus Fund Advisor Class	1.50%	8/31/22	—		—	—	—
Focus Fund Institutional Class	0.75%	8/31/16	2,035	(10)	2,813	2,815	3,049
Focus Fund Class A	1.11%	8/31/16	2,035	(10)	1,836	570	297
Focus Fund Class C	1.86%	8/31/16	2,036	(10)	1,723	322	137

				Expenses Reimbursed In Fiscal Period Ending, August 31,
				2010		2011		2012	2013
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2013		2014		2015	2016
Genesis Fund Trust Class	1.50%		8/31/16	$—		$—		$—	$—
Genesis Fund Advisor Class	1.50%		8/31/22	—		—		—	—
Genesis Fund Institutional Class	0.85%		8/31/22	783,406		699,320		526,949	180,254
Global Equity Fund Institutional Class	1.15%		8/31/16	—		140,976	(12)	268,266	116,507
Global Equity Fund Class A	1.51%		8/31/16	—		11,381	(12)	7,900	3,916
Global Equity Fund Class C	2.26%		8/31/16	—		9,265	(12)	4,712	1,547
Global Thematic Opportunities Fund Institutional Class	1.25%		8/31/16	—		154,263	(12)	229,703	88,219
Global Thematic Opportunities Fund Class A	1.61%		8/31/16	—		2,585	(12)	3,105	2,549
Global Thematic Opportunities Fund Class C	2.36%		8/31/16	—		2,176	(12)	885	333
Guardian Fund Trust Class	1.50%		8/31/16	—		—		—	—
Guardian Fund Advisor Class	1.50%		8/31/22	5,815		—		—	—
Guardian Fund Institutional Class	0.75%		8/31/16	—		—		—	—
Guardian Fund Class A	1.11%		8/31/16	2,886		2,166		1,454	—
Guardian Fund Class C	1.86%		8/31/16	1,149		296		279	89
Guardian Fund Class R3	1.36%		8/31/16	1,052		140		146	72
International Equity Fund Investor Class	1.40%		8/31/16	—		—		—	—	(13)
International Equity Fund Trust Class	2.00%		8/31/22	—		—		—	—	(13)
International Equity Fund Institutional Class	0.85%		8/31/22	827,327		976,101		1,211,689	613,109
International Equity Fund Class A	1.51%		8/31/16	—		—		—	—	(13)
International Equity Fund Class C	2.26%		8/31/16	—		—		—	—	(13)
International Large Cap Fund Trust Class	1.25%		8/31/16	84,392		36,362		23,177	9,502
International Large Cap Fund Institutional Class	0.90%		8/31/16	181,331		174,363		151,893	67,843
International Large Cap Fund Class A	1.30	%(2)	8/31/16	15,818		7,000		6,199	3,230
International Large Cap Fund Class C	2.00%		8/31/16	2,975		3,222		3,016	1,881
International Large Cap Fund Class R3	1.51%		8/31/16	1,177		283		438	335
Intrinsic Value Fund Institutional Class	1.00%		8/31/16	331,673	(9)	292,802		271,075	140,937
Intrinsic Value Fund Class A	1.36%		8/31/16	2,249	(9)	13,592		22,387	9,557
Intrinsic Value Fund Class C	2.11%		8/31/16	225	(9)	5,011		16,110	7,792
Large Cap Disciplined Growth Fund Investor Class	1.11%		8/31/16	7,024		—		—	—
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/16	236,837		235,665		162,865	80,002
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/16	79,451		35,879		28,718	15,662
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/16	46,889		21,490		14,075	6,812
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/16	1,123		258		260	130
Large Cap Value Fund Trust Class	1.50%		8/31/16	—		—		—	—

				Expenses Reimbursed In Fiscal Period Ending, August 31,
				2010		2011	2012	2013
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2013		2014	2015	2016
Large Cap Value Fund Advisor Class	1.50%		8/31/22	$—		$—	$—	$—
Large Cap Value Fund Institutional Class	0.70%		8/31/16	—		—	—	7,676
Large Cap Value Fund Class A	1.11%		8/31/16	—	(10)	—	—	16
Large Cap Value Fund Class C	1.86%		8/31/16	2,027	(10)	1,629	168	57
Large Cap Value Fund Class R3	1.36%		8/31/16	2,029	(10)	1,607	67	33
Mid Cap Growth Fund Trust Class	1.50%		8/31/16	—		—	—	—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/22	—		—	—	—
Mid Cap Growth Fund Institutional Class	0.75%		8/31/16	127,686		94,033	57,778	35,227
Mid Cap Growth Fund Class A	1.11%		8/31/16	6,744		16,201	32,163	22,366
Mid Cap Growth Fund Class C	1.86%		8/31/16	1,365		821	1,973	1,243
Mid Cap Growth Fund Class R3	1.36%		8/31/16	1,110		397	1,733	1,685
Mid Cap Intrinsic Value Fund Investor Class	1.50%		8/31/22	—		—	—	—
Mid Cap Intrinsic Value Fund Trust Class	1.25%		8/31/22	80,831		71,988	29,878	12,725
Mid Cap Intrinsic Value Fund Institutional Class	0.85%		8/31/16	576	(6)	4,750	5,012	3,549
Mid Cap Intrinsic Value Fund Class A	1.21%		8/31/16	2,050	(10)	2,672	5,552	3,724
Mid Cap Intrinsic Value Fund Class C	1.96%		8/31/16	2,052	(10)	1,870	524	560
Mid Cap Intrinsic Value Fund Class R3	1.46%		8/31/16	2,055	(10)	1,691	383	233
Multi-Cap Opportunities Fund Institutional Class	1.00	%(3)	8/31/16	—	(5)	—	—	—
Multi-Cap Opportunities Fund Class A	1.36%		8/31/16	—	(4)	—	—	—
Multi-Cap Opportunities Fund Class C	2.11%		8/31/16	1,619	(4)	524	93	—
Real Estate Fund Trust Class	1.50	%(2)	8/31/22	222,429		84,709	—	—
Real Estate Fund Institutional Class	0.85%		8/31/22	79,150		209,367	401,382	295,775
Real Estate Fund Class A	1.21%		8/31/16	2,145	(10)	65,175	160,543	123,185
Real Estate Fund Class C	1.96%		8/31/16	2,098	(10)	14,827	40,775	34,188
Real Estate Fund Class R3	1.46%		8/31/16	2,066	(10)	2,177	6,246	7,581
Select Equities Fund Institutional Class	0.75%		8/31/16	61,415		106,173	109,640	54,993
Select Equities Fund Class A	1.20%		8/31/16	176,836		124,091	98,482	47,261
Select Equities Fund Class C	1.95%		8/31/16	43,830		46,670	39,600	18,108
Small Cap Growth Fund Investor Class	1.30	%(2)	8/31/22	267,245		140,394	169,034	94,663
Small Cap Growth Fund Trust Class	1.40%		8/31/22	94,255		62,498	63,093	32,714
Small Cap Growth Fund Advisor Class	1.60	%(2)	8/31/22	32,264		21,179	17,513	8,644
Small Cap Growth Fund Institutional Class	0.90%		8/31/16	161,405		401,065	203,174	79,810
Small Cap Growth Fund Class A	1.26%		8/31/16	2,583		7,835	5,555	4,116
Small Cap Growth Fund Class C	2.01%		8/31/16	1,571		1,142	2,744	2,082
Small Cap Growth Fund Class R3	1.51%		8/31/16	1,618		457	1,022	812
Socially Responsive Fund Trust Class	1.50%		8/31/16	—		—	—	—

				Expenses Reimbursed In Fiscal Period Ending, August 31,
				2010	2011		2012	2013
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2013	2014		2015	2016
Socially Responsive Fund Institutional Class	0.75%		8/31/16	$—	$—		$—	$—
Socially Responsive Fund Class A	1.11%		8/31/16	—	7,057		—	—
Socially Responsive Fund Class C	1.86%		8/31/16	1,173	2,205		1,283	—
Socially Responsive Fund Class R3	1.36%		8/31/16	—	—		—	—
Value Fund Institutional Class	0.75	%(2)(8)	8/31/16	187,742 (7)	254,006		217,250	73,937
Value Fund Class A	1.11	%(2)	8/31/16	—	13,297	(11)	81,085	65,634
Value Fund Class C	1.86%		8/31/16	—	3,825	(11)	3,750	2,879

(1)	Expense limitation per annum of the respective class's average daily net assets.
(2)
In addition, Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth and the Institutional Class of Value, so that their Operating Expenses are limited to 1.24%, 1.04%, 1.21% (1.25% prior to December 1, 2012), 1.51% (1.55% prior to December 1, 2012) and 0.70%, respectively, per annum of their average daily net assets. Prior to October 12, 2012, Management had also voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of Value so that its Operating Expenses were limited to 1.04% per annum of its average daily net assets. For the six months ended February 28, 2013, voluntary reimbursements for Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value and Class A of Value amounted to $2,692, $635,644, $20,103, $1,811, $489 and $121, respectively. These amounts are not subject to recovery by Management. These undertakings, which are terminable by Management upon notice to International Large Cap, Real Estate, Small Cap Growth and Value, are in addition to the contractual undertakings as stated above.

(3)
From December 14, 2009 to December 20, 2009, the contractual expense limitation was 1.25% for Trust Class. In addition, Management voluntarily limited Operating Expenses of Trust Class to 1.00% per annum of average daily net assets for the same period.

(4)	Period from December 21, 2009 (Commencement of Operations) to August 31, 2010.
(5)
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(6)	Period from March 8, 2010 (Commencement of Operations) to August 31, 2010.
(7)
On April 19, 2010, Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. From the period September 1, 2009 to April 18, 2010, there was $107,991 of expenses deferred by the Trust Class. From April 19, 2010 to August 31, 2010 there was $79,751 of expenses deferred by the Institutional Class.

(8)	Prior to April 19, 2010, the contractual expense limitation was 1.00% for Trust Class.
(9)	Period from May 10, 2010 (Commencement of Operations) to August 31, 2010.
(10)	Period from June 21, 2010 (Commencement of Operations) to August 31, 2010.
(11)	Period from March 2, 2011 (Commencement of Operations) to August 31, 2011.
(12)	Period from June 30, 2011 (Commencement of Operations) to August 31, 2011.

(13)
Period from January 28, 2013 (Commencement of Operations) to February 28, 2013.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of March 14, 2013, approximately 72% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 28% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, it is expected that NBSH will own 81% of NBG as of January 1, 2014, and has the opportunity to continue to acquire the remaining NBG Class A common units from the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended February 28, 2013, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Emerging Markets Equity Fund Class A	$6,262	$—	$—	$—
Emerging Markets Equity Fund Class C	—	224	—	—
Equity Income Fund Class A	129,627	59,665	—	—
Equity Income Fund Class C	—	37,105	—	—
Focus Fund Class A	91	—	—	—
Focus Fund Class C	—	—	—	—
Global Equity Fund Class A	—	—	—	—
Global Equity Fund Class C	—	—	—	—
Global Thematic Opportunities Fund Class A	2,890	—	—	—
Global Thematic Opportunities Fund Class C	—	—	—	—
Guardian Fund Class A	—	—	—	—
Guardian Fund Class C	—	241	—	—
International Equity Fund Class A	1,826	—	—	—
International Equity Fund Class C	—	—	—	—
International Large Cap Fund Class A	807	—	—	—
International Large Cap Fund Class C	—	1,057	—	—
Intrinsic Value Fund Class A	—	—	—	—
Intrinsic Value Fund Class C	—	53	—	—
Large Cap Disciplined Growth Fund Class A	2,329	—	—	—
Large Cap Disciplined Growth Fund Class C	—	715	—	—
Large Cap Value Fund Class A	729	—	—	—
Large Cap Value Fund Class C	—	343	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Mid Cap Growth Fund Class A	$4,397	$—	$—	$—
Mid Cap Growth Fund Class C	—	818	—	—
Mid Cap Intrinsic Value Fund Class A	339	—	—	—
Mid Cap Intrinsic Value Fund Class C	—	—	—	—
Multi-Cap Opportunities Fund Class A	1,561	—	—	—
Multi-Cap Opportunities Fund Class C	—	—	—	—
Real Estate Fund Class A	57,355	94	—	—
Real Estate Fund Class C	—	3,837	—	—
Select Equities Fund Class A	2,248	—	—	—
Select Equities Fund Class C	—	935	—	—
Small Cap Growth Fund Class A	117	683	—	—
Small Cap Growth Fund Class C	—	—	—	—
Socially Responsive Fund Class A	12,158	—	—	—
Socially Responsive Fund Class C	—	595	—	—
Value Fund Class A	811	—	—	—
Value Fund Class C	—	—	—	—

Note C—Securities Transactions:

During the six months ended February 28, 2013, there were purchase and sale transactions of long-term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Emerging Markets Equity	$153,737	$32,895	Large Cap Disciplined Growth	$221,173	$336,421
Equity Income	771,203	536,969	Large Cap Value	841,445	1,127,008
Focus	251,270	261,248	Mid Cap Growth	168,545	144,784
Genesis	1,195,873	1,747,120	Mid Cap Intrinsic Value	10,101	25,493
Global Equity	1,155	2,444	Multi-Cap Opportunities	371,094	45,321
Global Thematic Opportunities	27,107	24,399	Real Estate	309,445	84,422
Guardian	217,255	273,878	Select Equities	22,725	27,142
International Equity	165,801	129,113	Small Cap Growth	138,791	151,740
International Large Cap	49,556	52,605	Socially Responsive	373,549	475,458
Intrinsic Value	19,563	19.089	Value	6,193	6,705

During the six months ended February 28, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended February 28, 2013 and for the year ended August 31, 2012 was as follows:

	For the Six Months Ended February 28, 2013						For the Year Ended August 31, 2012
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Emerging Markets Equity:
Institutional Class	8,827	36		—	(884)	7,979	8,454	31	(4,511)	3,974
Class A	232	0	[z]	—	(104)	128	170	1	(204)	(33)
Class C	110	—		—	(21)	89	76	—	(54)	22
Class R3	56	—		—	(68)	(12)	68	—	(52)	16
Equity Income:
Institutional Class	20,155	2,388		—	(12,305)	10,238	62,110	2,464	(23,461)	41,113
Class A	20,462	2,424		—	(15,577)	7,309	53,460	2,339	(19,737)	36,062
Class C	6,738	573		—	(2,650)	4,661	14,909	476	(3,559)	11,826
Class R3	166	1		—	(18)	149	79	1	(7)	73
Focus:
Investor Class	867	137		—	(1,335)	(331)	176	123	(2,489)	(2,190)
Trust Class	157	7		—	(159)	5	75	6	(438)	(357)
Advisor Class	44	5		—	(124)	(75)	75	7	(370)	(288)
Institutional Class	680	7		—	(153)	534	149	2	(92)	59
Class A	39	0	[z]	—	(5)	34	29	—	(9)	20
Class C	4	0	[z]	—	—	4	3	—	(2)	1
Genesis:
Investor Class	4,885	4,261		—	(7,434)	1,712	11,887	3,200	(12,920)	2,167
Trust Class	2,924	2,446		—	(9,114)	(3,744)	10,453	2,215	(22,438)	(9,770)
Advisor Class	2,368	1,415		—	(3,394)	389	6,616	1,152	(8,519)	(751)
Institutional Class	9,190	5,335		—	(14,806)	(281)	30,674	3,928	(22,205)	12,397
Global Equity:
Institutional Class	5	—		—	(150)	(145)	412	9	(1)	420
Class A	6	—		—	—	6	3	1	—	4
Class C	2	—		—	—	2	—	—	—	—
Global Thematic Opportunities:
Institutional Class	633	30		—	(838)	(175)	3,662	8	(878)	2,792
Class A	189	0	[z]	—	(36)	153	73	—	(17)	56
Class C	2	—		—	(4)	(2)	10	—	(1)	9

	For the Six Months Ended February 28, 2013						For the Year Ended August 31, 2012
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Guardian:
Investor Class	484	2,284		—	(4,192)	(1,424)	1,181	445	(8,595)	(6,969)
Trust Class	346	453		—	(1,143)	(344)	2,267	82	(2,195)	154
Advisor Class	11	1		—	(8)	4	9	—	(18)	(9)
Institutional Class	244	149		—	(445)	(52)	2,376	29	(922)	1,483
Class A	365	79		—	(178)	266	888	10	(416)	482
Class C	10	2		—	(11)	1	21	—	(14)	7
Class R3	2	0	[z]	—	(27)	(25)	37	—	(32)	5
International Equity:
Investor Class(1)	35	—		8,196	(146)	8,085	—	—	—	—
Trust Class(1)	125	—		5,868	(233)	5,760	—	—	—	—
Institutional Class	14,226	784		—	(6,891)	8,119	21,788	524	(5,811)	16,501
Class A(1)	83	—		341	(1)	423	—	—	—	—
Class C(1)	17	—		33	—	50	—	—	—	—
International Large Cap:
Trust Class	186	16		—	(90)	112	340	19	(792)	(433)
Institutional Class	1,684	260		—	(1,572)	372	4,295	312	(3,050)	1,557
Class A	198	10		—	(61)	147	567	8	(230)	345
Class C	58	0	[z]	—	(63)	(5)	276	—	(92)	184
Class R3	48	1		—	(6)	43	49	—	(9)	40
Intrinsic Value:
Institutional Class	1,870	187		—	(1,617)	440	3,370	1,248	(2,708)	1,910
Class A	191	10		—	(236)	(35)	449	81	(544)	(14)
Class C	163	5		—	(152)	16	327	26	(210)	143
Large Cap Disciplined Growth:
Investor Class	185	124		—	(434)	(125)	572	102	(456)	218
Institutional Class	8,847	3,712		—	(24,523)	(11,964)	38,108	2,918	(39,358)	1,668
Class A	1,310	441		—	(1,694)	57	7,080	302	(4,084)	3,298
Class C	257	82		—	(755)	(416)	910	62	(1,610)	(638)
Class R3	5	1		—	(3)	3	24	—	(23)	1

	For the Six Months Ended February 28, 2013						For the Year Ended August 31, 2012
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed		Total
Large Cap Value:
Investor Class	469	468		—	(3,750)	(2,813)	974	204	(8,133)		(6,955)
Trust Class	195	103		—	(3,300)	(3,002)	909	39	(12,816)		(11,868)
Advisor Class	464	185		—	(2,397)	(1,748)	1,332	48	(7,498)		(6,118)
Institutional Class	682	62		—	(986)	(242)	1,710	53	(5,881)		(4,118)
Class A	15	—		—	(55)	(40)	2,224	19	(2,216)		27
Class C	19	0	[z]	—	(2)	17	6	—	(0	z)	6
Class R3	3	—		—	(34)	(31)	34	—	—		34
Mid Cap Growth:
Investor Class	300	1,560		—	(1,684)	176	822	55	(2,778)		(1,901)
Trust Class	670	82		—	(198)	554	1,416	1	(931)		486
Advisor Class	98	15		—	(105)	8	185	—	(170)		15
Institutional Class	3,209	920		—	(1,865)	2,264	6,973	54	(3,042)		3,985
Class A	1,127	130		—	(620)	637	2,995	1	(1,057)		1,939
Class C	46	4		—	(10)	40	107	—	(13)		94
Class R3	113	7		—	(45)	75	174	—	(44)		130
Mid Cap Intrinsic Value:
Investor Class	177	17		—	(762)	(568)	374	13	(776)		(389)
Trust Class	61	6		—	(639)	(572)	138	7	(774)		(629)
Institutional Class	31	3		—	(56)	(22)	112	2	(85)		29
Class A	20	2		—	(41)	(19)	238	1	(66)		173
Class C	24	0	[z]	—	(0)[z]	24	21	—	—		21
Class R3	1	0	[z]	—	—	1	1	—	—		1
Multi-Cap Opportunities:
Institutional Class	34,593	60		—	(5,279)	29,374	37,435	43	(3,697)		33,781
Class A	581	6		—	(192)	395	292	1	(51)		242
Class C	63	1		—	(1)	63	18	1	(9)		10
Real Estate:
Trust Class	9,077	664		—	(3,730)	6,011	8,679	370	(6,479)		2,570
Institutional Class	8,105	394		—	(2,004)	6,495	9,744	182	(3,334)		6,592
Class A	4,274	168		—	(736)	3,706	3,615	65	(1,088)		2,592
Class C	919	38		—	(115)	842	909	8	(119)		798
Class R3	430	9		—	(91)	348	388	1	(70)		319
Select Equities:
Institutional Class	511	206		—	(455)	262	733	211	(1,062)		(118)
Class A	846	220		—	(655)	411	594	260	(1,142)		(288)
Class C	110	80		—	(207)	(17)	195	88	(476)		(193)

	For the Six Months Ended February 28, 2013						For the Year Ended August 31, 2012
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Small Cap Growth:
Investor Class	92	—		—	(391)	(299)	200	—	(701)	(501)
Trust Class	44	—		—	(95)	(51)	91	—	(342)	(251)
Advisor Class	32	—		—	(125)	(93)	100	—	(298)	(198)
Institutional Class	74	—		—	(353)	(279)	311	—	(4,380)	(4,069)
Class A	40	—		—	(18)	22	56	—	(67)	(11)
Class C	14	—		—	(4)	10	38	—	(16)	22
Class R3	4	—		—	(0)[z]	4	11	—	(1)	10
Socially Responsive:
Investor Class	1,046	168		—	(2,772)	(1,558)	7,239	121	(6,332)	1,028
Trust Class	1,597	224		—	(8,543)	(6,722)	6,459	182	(8,372)	(1,731)
Institutional Class	5,558	153		—	(2,147)	3,564	6,657	111	(4,387)	2,381
Class A	716	31		—	(886)	(139)	1,943	32	(1,876)	99
Class C	160	2		—	(79)	83	283	1	(118)	166
Class R3	153	7		—	(208)	(48)	609	6	(191)	424
Value:
Institutional Class	43	2		—	(155)	(110)	232	2	(259)	(25)
Class A	102	2		—	(40)	64	121	—	(16)	105
Class C	8	0	[z]	—	—	8	2	—	—	2

(1)  Period from January 28, 2013 (Commencement of Operations) to February 28, 2013.

z  A zero balance may reflect actual amounts rounding to less than $1,000.

Note E—Lines of Credit:

At February 28, 2013, each Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 28, 2013. During the six months ended February 28, 2013, no funds utilized this line of credit.

At February 28, 2013, International Equity and International Large Cap were participants in a single uncommitted, secured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Another investment company managed by Management also participates in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several mutual funds participate, there is no assurance that a Fund will have access to all or any part of the $100,000,000 at any particular time. International Equity and International Large Cap had no loans outstanding pursuant to this line of credit at February 28, 2013. During the six months ended February 28, 2013, International Equity and International Large Cap did not utilize this line of credit.

Note F—Investments In Affiliates(1):

	Balance of Shares Held August 31, 2012	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2013	Value February 28, 2013	Income from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Genesis
Abaxis, Inc.	1,208,100	—	65,100	1,143,000	$48,486,060	$1,158,400		$541,198
AG Growth International, Inc.(2)	806,800	—	556,200	250,600	8,442,463	572,551		(2,850,879)
Altisource Asset Management	—	143,317	—	143,317	18,595,381	—	*	—
Altisource Portfolio Solutions SA	908,370	757,900	14,600	1,651,670	134,677,172	18,392,343		(234,126)
AmSurg Corp.	1,703,534	75,194	69,600	1,709,128	51,615,666	—	*	337,341
Applied Industrial Technologies, Inc.	2,353,344	257,100	118,300	2,492,144	108,183,971	1,086,316		800,746
AptarGroup, Inc.	5,609,200	—	620,100	4,989,100	269,112,054	2,379,021		21,871,120
Balchem Corp.	1,596,335	—	70,900	1,525,435	61,520,794	337,730		(316,594)
Bally Technologies, Inc.	1,356,988	1,180,504	23,700	2,513,792	120,033,568	—	*	(66,022)
Bank of Hawaii Corp.	1,523,517	914,252	73,800	2,363,969	114,392,460	1,703,384		20,403
Boston Beer Co., Inc.	967,419	—	208,400	759,019	117,974,323	—	*	18,846,238
Brookline Bancorp, Inc.	4,067,590	39,100	205,800	3,900,890	35,498,099	665,735		(812,742)
CARBO Ceramics, Inc.	1,580,100	—	188,943	1,391,157	126,317,056	759,379		4,245,977
CLARCOR, Inc.	4,809,422	—	380,500	4,428,922	225,830,733	1,236,309		6,298,974
Compass Minerals International, Inc.	3,512,400	—	222,700	3,289,700	242,516,684	3,448,365		8,405,383
Computer Modelling Group Ltd.	3,109,500	—	—	3,109,500	66,335,999	1,003,900		—
Exponent, Inc.	1,166,935	100,000	53,100	1,213,835	61,019,485	—	*	1,044,910
First Financial Bankshares, Inc.	1,433,094	260,606	15,200	1,678,500	74,861,100	717,747		(9,484)
Forrester Research, Inc.(2)	1,178,888	—	1,178,888	—	—	95,855		(2,645,271)
Forward Air Corp.	1,746,600	14,500	77,100	1,684,000	63,520,480	170,260		(23,164)
Haemonetics Corp.	2,570,000	2,471,700	179,100	4,862,600	200,582,250	—	*	3,136,604
Harris Teeter Supermarkets, Inc.	4,774,967	86,200	221,800	4,639,367	199,492,781	3,705,729		57,736

	Balance of Shares Held August 31, 2012	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2013	Value February 28, 2013	Income from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Healthcare Services Group, Inc.	5,493,381	—	311,200	5,182,181	$124,890,562	$1,737,585		$2,652,490
Hibbett Sports, Inc.	1,845,669	—	99,300	1,746,369	92,278,138	—	*	2,520,917
Hittite Microwave Corp.	1,923,320	203,100	48,800	2,077,620	134,671,328	—	*	(245,930)
ICON PLC	3,750,000	258,000	136,400	3,871,600	120,639,056	—	*	—
Innophos Holdings, Inc.	1,811,400	65,500	95,100	1,781,800	87,005,294	1,226,400		(431,373)
J & J Snack Foods Corp.	1,169,046	—	63,100	1,105,946	76,553,582	331,535		1,931,920
Landauer, Inc.(2)	501,750	—	74,600	427,150	25,077,977	541,420		347,199
Lindsay Corp.	1,077,341	—	104,891	972,450	83,095,853	229,563		(2,393,513)
LSB Industries, Inc.	1,372,700	—	73,900	1,298,800	50,328,500	—	*	(459,022)
Meridian Bioscience, Inc.	3,382,797	—	182,600	3,200,197	67,844,176	1,236,215		(595,598)
MICROS Systems, Inc.(2)	4,190,242	—	410,900	3,779,342	161,755,838	—	*	8,329,828
MWI Veterinary Supply, Inc.	1,171,529	—	74,600	1,096,929	138,498,256	—	*	4,103,172
Natural Gas Services Group, Inc.	829,800	—	43,600	786,200	13,727,052	—	*	(162,795)
NETGEAR, Inc.	2,046,800	599,800	30,200	2,616,400	89,088,420	—	*	21,305
Pason Systems, Inc.(2)	4,182,657	—	101,300	4,081,357	64,309,942	993,585		(87,070)
Pool Corp.	2,690,223	164,500	106,500	2,748,223	125,648,756	443,284		1,420,684
Power Integrations, Inc.	1,071,900	743,800	15,300	1,800,400	75,274,724	221,752		(56,097)
PSS World Medical, Inc.(2)	2,914,399	—	2,914,399	—	—	—	*	12,434,373
Raven Industries, Inc.	3,584,352	—	162,400	3,421,952	96,601,705	727,230		1,384,664
RLI Corp.	1,563,807	—	81,700	1,482,107	102,176,457	8,475,059		6,441
Safety Insurance Group, Inc.	1,115,749	—	60,400	1,055,349	49,601,403	1,277,099		(236,672)
Sensient Technologies Corp.	3,942,917	—	212,800	3,730,117	137,678,618	1,659,005		(390,580)
Solera Holdings, Inc.	4,402,104	—	393,051	4,009,053	225,709,684	1,564,164		7,562,097
South Jersey Industries, Inc.	1,558,844	67,600	57,900	1,568,544	86,489,516	1,323,993		45,583
State Street Institutional Treasury Plus Fund Institutional Class(2)	182,460,973	710,032,569	838,632,031	53,861,511	53,861,511	17,647		—
Thermon Group Holdings, Inc.	522,718	1,474,745	4,000	1,993,463	40,865,992	—	*	(3,349)
United Stationers, Inc.	4,279,541	—	275,200	4,004,341	144,957,144	1,119,900		(2,444,705)
Wabtec Corp.	2,699,900	—	145,700	2,554,200	249,775,218	257,900		6,196,435
West Pharmaceutical Services, Inc.	1,730,229	267,600	20,800	1,977,029	119,452,092	721,194		75,072

	Balance of Shares Held August 31, 2012	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2013	Value February 28, 2013	Income from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Westamerica Bancorporation	1,995,243	—	101,000	1,894,243	$83,820,253	$1,414,394		$(549,386)
Zebra Technologies Corp.(2)	2,760,970	—	292,500	2,468,470	110,389,978	—	*	1,171,263
Total					$5,381,075,604	$62,951,948		$100,795,701

(1)  Affiliated issuers, as defined in the 1940 Act, as amended.

(2)  At February 28, 2013, the issuers of these securities were no longer affiliated with Genesis.

*  Security did not produce income during the last twelve months.

Note G—Reorganization:

On January 25, 2013, International Equity acquired all of the net assets of Neuberger Berman International Fund ("International") pursuant to a plan of reorganization and termination approved by the Board. The purpose of the transaction was to combine two funds managed by Management with comparable investment objectives and strategies. The merger was accomplished by a tax-free exchange of: 8,195,935 shares of the Investor Class of International Equity (valued at $147,786,970) for the 8,195,935 shares of the Investor Class of International outstanding on January 25, 2013; 5,867,925 shares of the Trust Class of International Equity (valued at $117,673,918) for the 5,867,925 shares of the Trust Class of International outstanding on January 25, 2013; 340,582 shares of Class A of International Equity (valued at $6,829,665) for the 340,582 shares of Class A of International outstanding on January 25, 2013; and 32,947 shares of Class C of International Equity (valued at $657,940) for the 32,947 shares of Class C of International outstanding on January 25, 2013. International's aggregate net assets at that date ($272,948,493, including investments with a cost of $204,366,702 and $52,807,215 of net unrealized appreciation) were combined with those of International Equity ($541,261,827). The combined net assets of International Equity immediately after the merger were $814,210,320. For financial reporting purposes, assets received and shares issued by International Equity were recorded at fair value; however, the cost basis of the investments received from International was carried forward to align ongoing reporting of International Equity's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the reorganization had been completed on September 1, 2012, the beginning of the annual reporting period of International Equity, International Equity's pro forma results of operations for the six months ended February 28, 2013, are as follows:

Net investment income (loss)	$1,815,540
Net realized gain (loss) on investments	16,333,111
Net unrealized gain (loss) on investments	66,605,260
Net increase (decrease) in net assets resulting from operations	$84,753,911

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of International that have been included in International Equity's Statement of Operations as of February 28, 2013.

Note H—Legal Matters:

In January 2013, International merged into International Equity and International Equity was the surviving Fund (See Note G above for additional disclosure).

Prior to the merger, in July 2010, Benjamin J. Gamoran filed a purported "Verified Derivative Complaint" in the Supreme Court of the State of New York naming, along with other defendants, the Trust as a nominal defendant. The suit alleged that the defendants are liable for losses related to International's investments in shares of certain companies that are alleged to have illegally offered or facilitated online gambling by individuals located in the United States and asserted purported state law derivative claims for breach of fiduciary duty, negligence, and waste. In August 2010, defendants removed the action to the United States District Court for the Southern District of New York. On May 11, 2011, the District Court dismissed the action without prejudice upon plaintiff's mid-suit demand on the Board. The Board named a committee of independent, non-involved Trustees to review the plaintiff's demand and to make a recommendation to the Board regarding how to appropriately respond. The committee retained counsel to assist it.

On August 24, 2011, plaintiff Gamoran filed another complaint, this time in Delaware federal court ("Gamoran III"). The case was later transferred to the Southern District of New York. The substantive underlying claims alleged in the Gamoran III complaint were similar to those that appeared in the July 2010 case discussed above and an earlier voluntarily dismissed action. The Gamoran III complaint also alleged some purported class claims. It sought relief including compensatory damages for the Trust representing the loss in value of the Trust's investments resulting from the allegedly illegal conduct, compensatory damages for individual shareholders for the investment losses, forfeiture and disgorgement of fees and commissions, treble and punitive damages, attorney's fees, and other items. While earlier complaints contended that demand was futile, the Gamoran III complaint alleged that plaintiff Gamoran has made demand but that filing the latest lawsuit was necessary to prevent the claims from being barred by the statute of limitations. The Gamoran III complaint named the Trust as a nominal defendant. Although none of the complaints to date appear to have sought a judgment against International, there might have been circumstances in which International could be called upon to indemnify certain defendants.

Defendants subsequently moved to dismiss the Gamoran III complaint. In his brief opposing defendants' motion to dismiss, plaintiff indicated that he does not intend to pursue his putative class claims.

The committee named by the Trust's Board to evaluate the claims in plaintiff's May 2011 demand letter recommended that the Board decline to pursue those claims, and the Board adopted that recommendation. On March 16, 2012, counsel to the committee transmitted a letter to Mr. Gamoran's counsel notifying Mr. Gamoran of the Board's decision.

On June 12, 2012, the Court entered an order dismissing the Gamoran III complaint. Among other things, the Court rejected Gamoran's arguments that his claims under 18 U.S.C. §§ 1955(a) and 1962(c)-(d) were exempt from the demand requirement and that the Board took too long to respond to Gamoran's demand. The Court further held that, in light of the Board's refusal of Gamoran's demand, the Gamoran III complaint addressed outdated circumstances in that it was predicated on the assumption that the Board had not responded to Gamoran's demand. The Court permitted Gamoran to file an amended complaint alleging that the Board's refusal of his demand was not protected by the business judgment rule. On July 16, 2012, Gamoran filed an amended derivative complaint repeating many of his earlier allegations and including allegations that the Board had wrongfully refused his demand. On August 24, 2012, defendants moved to dismiss.

On March 29, 2013 and April 1, 2013, respectively, the District Court entered an opinion and judgment dismissing Gamoran's amended complaint in its entirety without prejudice. Among other things, the Court concluded that plaintiff's "predicate theory"—"that 18 U.S.C. § 1955['s] use of the term 'owns' includes purchasing or owning publicly traded stock in a foreign market"—is "without merit" and accordingly "dismisse[d] plaintiff's RICO claims." The Court also found that 'none of plaintiff's allegations rise to the level of specificity required to overcome the strong deference owed to a board under the business judgment rule." Nonetheless, the Court dismissed the complaint without prejudice and there is no assurance that Gamoran will not seek to amend his complaint or otherwise reassert his claims.

For the period ended February 28, 2013, the litigation, demand investigation and related fees recorded in the Statements of Operations were $1,310. The Trust has filed a claim under its insurance policy for reimbursement of certain litigation expenses. As of February 28, 2013, the Trust has received $297,880 in insurance proceeds. Although there is no assurance as to whether or to what extent the insurance carrier will continue to pay on this claim, the Trust is hopeful that insurance proceeds may continue to offset a portion of its defensive litigation expenses. Costs of the demand investigation are not currently anticipated to be covered by the Trust's insurance policy.

Note I—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note J—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Equity Fund
Institutional Class
2/28/2013 (Unaudited)	$14.99	$(0.02)	$2.00	$1.98	$(0.07)	$—	$—	$(0.07)
8/31/2012	$15.80	$0.13	$(0.86)	$(0.73)	$(0.08)	$—	$—	$(0.08)
8/31/2011	$15.61	$0.18	$0.40	$0.58	$(0.03)	$(0.36)	$—	$(0.39)
8/31/2010	$14.05	$0.11	$2.51	$2.62	$(0.06)	$(1.00)	$—	$(1.06)
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.16	$4.31	$(0.26)	$—	$—	$(0.26)
Class A
2/28/2013 (Unaudited)	$14.92	$(0.04)	$2.00	$1.96	$(0.03)	$—	$—	$(0.03)
8/31/2012	$15.74	$0.08	$(0.85)	$(0.77)	$(0.05)	$—	$—	$(0.05)
8/31/2011	$15.57	$0.03	$0.50	$0.53	$—	$(0.36)	$—	$(0.36)
8/31/2010	$14.02	$0.09	$2.50	$2.59	$(0.04)	$(1.00)	$—	$(1.04)
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.13	$4.28	$(0.26)	$—	$—	$(0.26)
Class C
2/28/2013 (Unaudited)	$14.61	$(0.10)	$1.95	$1.85	$—	$—	$—	$—
8/31/2012	$15.46	$(0.02)	$(0.83)	$(0.85)	$—	$—	$—	$—
8/31/2011	$15.41	$(0.02)	$0.43	$0.41	$—	$(0.36)	$—	$(0.36)
8/31/2010	$13.96	$(0.10)	$2.55	$2.45	$—	$(1.00)	$—	$(1.00)
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.08	$4.12	$4.20	$(0.24)	$—	$—	$(0.24)
Class R3
2/28/2013 (Unaudited)	$14.71	$(0.05)	$1.94	$1.89	$—	$—	$—	$—
8/31/2012	$15.52	$0.04	$(0.85)	$(0.81)	$—	$—	$—	$—
8/31/2011	$15.42	$(0.01)	$0.47	$0.46	$—	$(0.36)	$—	$(0.36)
Period from 6/21/2010^ to 8/31/2010	$15.10	$(0.00)	$0.32	$0.32	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund
Institutional Class
2/28/2013 (Unaudited)	$—	$16.90	13.22%**	$317.2	1.55%*	1.25	%‡*	(.28%)*	15	%**
8/31/2012	$—	$14.99	(4.53%)	$161.7	1.77%	1.25	%‡	.89%	78%
8/31/2011	$0.00	$15.80	3.44%	$107.7	2.56%	1.26	%‡	1.05%	71%
8/31/2010	$0.00	$15.61	18.76%	$9.0	6.65%	1.26	%‡	.72%	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.05	44.66%**	$4.0	14.78%*	1.28	%‡*	1.55%*	84	%**
Class A
2/28/2013 (Unaudited)	$—	$16.85	13.15%**	$6.8	1.97%*	1.50	%‡*	(.52%)*	15	%**
8/31/2012	$—	$14.92	(4.84%)	$4.1	2.23%	1.50	%‡	.53%	78%
8/31/2011	$0.00	$15.74	3.16%	$4.9	3.22%	1.50	%‡	.19%	71%
8/31/2010	$0.00	$15.57	18.58%	$5.5	6.71%	1.51	%‡	.61%	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.02	44.38%**	$1.8	18.97%*	1.53	%‡*	1.31%*	84	%**
Class C
2/28/2013 (Unaudited)	$—	$16.46	12.66%**	$3.1	2.70%*	2.25	%‡*	(1.28%)*	15	%**
8/31/2012	$—	$14.61	(5.50%)	$1.4	2.93%	2.25	%‡	(.17%)	78%
8/31/2011	$0.00	$15.46	2.41%	$1.1	3.80%	2.26	%‡	(.12%)	71%
8/31/2010	$0.00	$15.41	17.62%	$0.2	7.05%	2.26	%‡	(.63%)	81%
Period from 10/8/2008^ to 8/31/2009	$0.00	$13.96	43.42%**	$0.2	17.56%*	2.28	%‡*	.77%*	84	%**
Class R3
2/28/2013 (Unaudited)	$—	$16.60	12.85%**	$0.1	2.26%*	1.91	%‡*	(.66%)*	15	%**
8/31/2012	$—	$14.71	(5.22%)	$0.3	2.49%	1.92	%‡	.28%	78%
8/31/2011	$0.00	$15.52	2.73%	$0.0	8.02%	1.91	%‡	(.04%)	71%
Period from 6/21/2010^ to 8/31/2010	$0.00	$15.42	2.12%**	$0.0	39.77%*	1.93	%‡*	(.09%)*	81	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Equity Income Fund
Institutional Class
2/28/2013 (Unaudited)	$11.74	$0.14	$0.62	$0.76	$(0.30)	$(0.07)	$—	$(0.37)
8/31/2012	$11.28	$0.35	$0.57	$0.92	$(0.38)	$(0.08)	$—	$(0.46)
8/31/2011	$10.02	$0.33	$1.41	$1.74	$(0.48)	$—	$—	$(0.48)
8/31/2010	$8.74	$0.40	$1.22	$1.62	$(0.34)	$—	$—	$(0.34)
8/31/2009	$10.72	$0.34	$(2.04)	$(1.70)	$(0.21)	$(0.07)	$—	$(0.28)
8/31/2008‡‡	$10.52	$0.31	$0.40	$0.71	$(0.27)	$(0.24)	$—	$(0.51)
Class A
2/28/2013 (Unaudited)	$11.70	$0.12	$0.62	$0.74	$(0.28)	$(0.07)	$—	$(0.35)
8/31/2012	$11.24	$0.30	$0.57	$0.87	$(0.33)	$(0.08)	$—	$(0.41)
8/31/2011	$9.99	$0.28	$1.41	$1.69	$(0.44)	$—	$—	$(0.44)
8/31/2010	$8.72	$0.36	$1.22	$1.58	$(0.31)	$—	$—	$(0.31)
8/31/2009	$10.72	$0.25	$(1.99)	$(1.74)	$(0.19)	$(0.07)	$—	$(0.26)
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.07	$(0.24)	$(0.17)	$(0.06)	$—	$—	$(0.06)
Class C
2/28/2013 (Unaudited)	$11.64	$0.08	$0.60	$0.68	$(0.23)	$(0.07)	$—	$(0.30)
8/31/2012	$11.18	$0.22	$0.58	$0.80	$(0.26)	$(0.08)	$—	$(0.34)
8/31/2011	$9.96	$0.20	$1.40	$1.60	$(0.38)	$—	$—	$(0.38)
8/31/2010	$8.70	$0.31	$1.20	$1.51	$(0.25)	$—	$—	$(0.25)
8/31/2009	$10.71	$0.20	$(2.00)	$(1.80)	$(0.14)	$(0.07)	$—	$(0.21)
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.05	$(0.24)	$(0.19)	$(0.05)	$—	$—	$(0.05)
Class R3
2/28/2013 (Unaudited)	$11.69	$0.11	$0.61	$0.72	$(0.26)	$(0.07)	$—	$(0.33)
8/31/2012	$11.24	$0.29	$0.55	$0.84	$(0.31)	$(0.08)	$—	$(0.39)
8/31/2011	$9.99	$0.27	$1.39	$1.66	$(0.41)	$—	$—	$(0.41)
Period from 6/21/2010^ to 8/31/2010	$10.06	$0.11	$(0.12)	$(0.01)	$(0.06)	$—	$—	$(0.06)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund
Institutional Class
2/28/2013 (Unaudited)	$—	$12.13	6.64	%**	$1,378.3	.68%*	.68	%‡*	2.43%*	20	%**
8/31/2012	$—	$11.74	8.49%		$1,213.6	.71%	.71	%‡§	3.10%	42%
8/31/2011	$—	$11.28	17.70%		$701.7	.80%	.80	%‡§	2.93%	22%
8/31/2010	$—	$10.02	18.81%		$100.9	1.01%	.80	%‡	4.09%	29%
8/31/2009	$—	$8.74	(15.54%)		$18.9	1.32%	.80	%‡	3.97%	61%
8/31/2008‡‡	$—	$10.72	7.01	%†††	$5.6	3.63%	.96	%‡	2.94%	48%
Class A
2/28/2013 (Unaudited)	$—	$12.09	6.47	%**	$1,134.3	1.06%*	1.06	%‡*	2.05%*	20	%**
8/31/2012	$—	$11.70	8.09%		$1,012.3	1.13%	1.13	%‡§	2.70%	42%
8/31/2011	$—	$11.24	17.27%		$567.0	1.16%	1.16	%‡§	2.50%	22%
8/31/2010	$—	$9.99	18.36%		$176.6	1.36%	1.16	%‡	3.70%	29%
8/31/2009	$—	$8.72	(16.01%)		$43.0	2.31%	1.16	%‡	3.15%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.72	(1.57	%)**	$23.6	5.67%*	1.16	%‡*	2.72%*	48	%Ø
Class C
2/28/2013 (Unaudited)	$—	$12.02	6.03	%**	$449.0	1.81%*	1.81	%‡*	1.31%*	20	%**
8/31/2012	$—	$11.64	7.40%		$380.4	1.84%	1.84	%‡§	1.98%	42%
8/31/2011	$—	$11.18	16.31%		$233.2	1.91%	1.91	%‡§	1.81%	22%
8/31/2010	$—	$9.96	17.59%		$44.0	2.12%	1.91	%‡	3.15%	29%
8/31/2009	$—	$8.70	(16.60%)		$4.3	2.80%	1.91	%‡	2.46%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.71	(1.72	%)**	$1.2	6.94%*	1.90	%‡*	2.22%*	48	%Ø
Class R3
2/28/2013 (Unaudited)	$—	$12.08	6.32	%**	$2.9	1.41%*	1.41	%‡§*	1.80%*	20	%**
8/31/2012	$—	$11.69	7.78%		$1.1	1.41%	1.41	%‡§	2.59%	42%
8/31/2011	$—	$11.24	16.92%		$0.2	4.32%	1.41	%‡	2.44%	22%
Period from 6/21/2010^ to 8/31/2010	$—	$9.99	(.04	%)**	$0.0	36.17%*	1.41	%‡*	5.53%*	29	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Focus Fund
Investor Class
2/28/2013 (Unaudited)	$21.71	$0.08	$2.85	$2.93	$(0.14)	$—	$—	$(0.14)
8/31/2012	$18.80	$0.14	$2.87	$3.01	$(0.10)	$—	$—	$(0.10)
8/31/2011	$16.07	$0.13	$2.70	$2.83	$(0.10)	$—	$—	$(0.10)
8/31/2010	$16.59	$0.11	$(0.50)	$(0.39)	$(0.13)	$—	$—	$(0.13)
8/31/2009	$24.78	$0.14	$(6.00)	$(5.86)	$(0.14)	$(2.19)	$—	$(2.33)
8/31/2008	$32.79	$0.15	$(2.09)	$(1.94)	$(0.16)	$(5.91)	$—	$(6.07)
Trust Class
2/28/2013 (Unaudited)	$15.78	$0.04	$2.07	$2.11	$(0.12)	$—	$—	$(0.12)
8/31/2012	$13.70	$0.07	$2.08	$2.15	$(0.07)	$—	$—	$(0.07)
8/31/2011	$11.73	$0.06	$1.98	$2.04	$(0.07)	$—	$—	$(0.07)
8/31/2010	$12.14	$0.05	$(0.36)	$(0.31)	$(0.10)	$—	$—	$(0.10)
8/31/2009	$18.18	$0.07	$(4.40)	$(4.33)	$(0.10)	$(1.61)	$—	$(1.71)
8/31/2008	$24.09	$0.06	$(1.54)	$(1.48)	$(0.09)	$(4.34)	$—	$(4.43)
Advisor Class
2/28/2013 (Unaudited)	$10.79	$0.02	$1.41	$1.43	$(0.11)	$—	$—	$(0.11)
8/31/2012	$9.41	$0.04	$1.42	$1.46	$(0.08)	$—	$—	$(0.08)
8/31/2011	$8.08	$0.03	$1.36	$1.39	$(0.06)	$—	$—	$(0.06)
8/31/2010	$8.40	$0.01	$(0.24)	$(0.23)	$(0.09)	$—	$—	$(0.09)
8/31/2009	$12.64	$0.03	$(3.07)	$(3.04)	$(0.09)	$(1.11)	$—	$(1.20)
8/31/2008	$16.80	$0.02	$(1.08)	$(1.06)	$(0.07)	$(3.03)	$—	$(3.10)
Institutional Class
2/28/2013 (Unaudited)	$21.76	$0.12	$2.83	$2.95	$(0.19)	$—	$—	$(0.19)
8/31/2012	$18.84	$0.19	$2.87	$3.06	$(0.14)	$—	$—	$(0.14)
8/31/2011	$16.08	$0.21	$2.66	$2.87	$(0.11)	$—	$—	$(0.11)
Period from 6/21/2010^ to 8/31/2010	$17.77	$0.06	$(1.75)	$(1.69)	$—	$—	$—	$—
Class A
2/28/2013 (Unaudited)	$15.71	$0.05	$2.04	$2.09	$(0.14)	$—	$—	$(0.14)
8/31/2012	$13.67	$0.09	$2.07	$2.16	$(0.12)	$—	$—	$(0.12)
8/31/2011	$11.73	$0.10	$1.95	$2.05	$(0.11)	$—	$—	$(0.11)
Period from 6/21/2010^ to 8/31/2010	$12.97	$0.03	$(1.27)	$(1.24)	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund
Investor Class
2/28/2013 (Unaudited)	$—	$24.50	13.56	%**	$594.6	.95%*	.95	%‡*	.73%*	43	%**
8/31/2012	$—	$21.71	16.10%		$534.3	.97%	.97	%‡	.72%	96%
8/31/2011	$—	$18.80	17.61%		$503.8	.97%	.97	%‡	.65%	113%
8/31/2010	$—	$16.07	(2.39%)		$478.8	.97%	.97	%‡	.61%	89%
8/31/2009	$—	$16.59	(21.06%)		$540.9	.99%	.99	%‡	.92%	89%
8/31/2008	$—	$24.78	(7.12%)		$795.6	.89%	.88	%‡	.56%	90%
Trust Class
2/28/2013 (Unaudited)	$—	$17.77	13.43	%**	$17.0	1.15%*	1.15	%‡*	.52%*	43	%**
8/31/2012	$—	$15.78	15.82%		$15.0	1.16%	1.16	%‡	.52%	96%
8/31/2011	$—	$13.70	17.39%		$17.9	1.16%	1.16	%‡	.45%	113%
8/31/2010	$—	$11.73	(2.61%)		$18.9	1.19%	1.19	%‡	.38%	89%
8/31/2009	$—	$12.14	(21.21%)		$23.7	1.24%	1.24	%‡	.65%	89%
8/31/2008	$—	$18.18	(7.37%)		$41.5	1.10%	1.10	%‡	.31%	90%
Advisor Class
2/28/2013 (Unaudited)	$—	$12.11	13.36	%**	$5.6	1.30%*	1.30	%‡*	.37%*	43	%**
8/31/2012	$—	$10.79	15.68%		$5.8	1.31%	1.31	%‡	.37%	96%
8/31/2011	$—	$9.41	17.20%		$7.8	1.32%	1.32	%‡	.30%	113%
8/31/2010	$—	$8.08	(2.83%)		$7.7	1.42%	1.42	%‡§	.15%	89%
8/31/2009	$—	$8.40	(21.45%)		$10.2	1.53%	1.50	%‡	.40%	89%
8/31/2008	$—	$12.64	(7.55%)		$16.7	1.33%	1.33	%‡	.12%	90%
Institutional Class
2/28/2013 (Unaudited)	$—	$24.52	13.63	%**	$20.9	.78%*	.75	%‡*	1.03%*	43	%**
8/31/2012	$—	$21.76	16.39%		$6.9	.80%	.75	%‡	.97%	96%
8/31/2011	$—	$18.84	17.85%		$4.9	.85%	.75	%‡	1.03%	113%
Period from 6/21/2010^ to 8/31/2010	$—	$16.08	(9.51	%)**	$0.0	36.90%*	.75	%‡*	1.80%*	89	%Ø
Class A
2/28/2013 (Unaudited)	$—	$17.66	13.42	%**	$1.4	1.18%*	1.11	%‡*	.56%*	43	%**
8/31/2012	$—	$15.71	15.96%		$0.7	1.22%	1.11	%‡	.61%	96%
8/31/2011	$—	$13.67	17.43%		$0.4	2.20%	1.11	%‡	.66%	113%
Period from 6/21/2010^ to 8/31/2010	$—	$11.73	(9.56	%)**	$0.0	37.28%*	1.11	%‡*	1.44%*	89	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class C
2/28/2013 (Unaudited)	$10.62	$(0.01)	$1.39	$1.38	$(0.08)	$—	$—	$(0.08)
8/31/2012	$9.32	$(0.02)	$1.41	$1.39	$(0.09)	$—	$—	$(0.09)
8/31/2011	$8.07	$(0.02)	$1.36	$1.34	$(0.09)	$—	$—	$(0.09)
Period from 6/21/2010^ to 8/31/2010	$8.94	$0.01	$(0.88)	$(0.87)	$—	$—	$—	$—
Genesis Fund
Investor Class
2/28/2013 (Unaudited)	$34.65	$0.21	$3.96	$4.17	$(0.19)	$(2.11)	$—	$(2.30)
8/31/2012	$34.28	$0.11	$1.94	$2.05	$(0.53)	$(1.15)	$—	$(1.68)
8/31/2011	$26.44	$0.27	$7.57	$7.84	$—	$—	$—	$—
8/31/2010	$24.39	$(0.03)	$2.08	$2.05	$—	$—	$—	$—
8/31/2009	$34.95	$(0.01)	$(9.23)	$(9.24)	$—	$(1.32)	$(0.00)	$(1.32)
8/31/2008	$37.55	$(0.07)	$3.53	$3.46	$(0.16)	$(5.90)	$—	$(6.06)
Trust Class
2/28/2013 (Unaudited)	$50.47	$0.28	$5.87	$6.15	$(0.11)	$(2.11)	$—	$(2.22)
8/31/2012	$49.13	$0.11	$2.83	$2.94	$(0.45)	$(1.15)	$—	$(1.60)
8/31/2011	$37.92	$0.35	$10.86	$11.21	$—	$—	$—	$—
8/31/2010	$35.00	$(0.07)	$2.99	$2.92	$—	$—	$—	$—
8/31/2009	$50.16	$(0.03)	$(13.24)	$(13.27)	$—	$(1.89)	$(0.00)	$(1.89)
8/31/2008	$53.69	$(0.14)	$5.12	$4.98	$(0.08)	$(8.43)	$—	$(8.51)
Advisor Class
2/28/2013 (Unaudited)	$28.42	$0.12	$3.22	$3.34	$(0.09)	$(2.11)	$—	$(2.20)
8/31/2012	$28.43	$(0.01)	$1.58	$1.57	$(0.43)	$(1.15)	$—	$(1.58)
8/31/2011	$22.00	$0.12	$6.31	$6.43	$—	$—	$—	$—
8/31/2010	$20.35	$(0.10)	$1.75	$1.65	$—	$—	$—	$—
8/31/2009	$29.25	$(0.07)	$(7.73)	$(7.80)	$—	$(1.10)	$(0.00)	$(1.10)
8/31/2008	$31.43	$(0.16)	$2.98	$2.82	$(0.07)	$(4.93)	$—	$(5.00)
Institutional Class
2/28/2013 (Unaudited)	$48.71	$0.34	$5.64	$5.98	$(0.25)	$(2.11)	$—	$(2.36)
8/31/2012	$47.48	$0.24	$2.73	$2.97	$(0.59)	$(1.15)	$—	$(1.74)
8/31/2011	$36.56	$0.45	$10.47	$10.92	$—	$—	$—	$—
8/31/2010	$33.64	$0.04	$2.88	$2.92	$—	$—	$—	$—
8/31/2009	$48.09	$0.06	$(12.70)	$(12.64)	$—	$(1.81)	$(0.00)	$(1.81)
8/31/2008	$51.52	$(0.01)	$4.90	$4.89	$(0.23)	$(8.09)	$—	$(8.32)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
2/28/2013 (Unaudited)	$—	$11.92	13.08	%**	$0.4	1.94%*	1.86	%‡*	(.19%)*	43	%**
8/31/2012	$—	$10.62	15.04%		$0.3	1.97%	1.86	%‡	(.17%)	96%
8/31/2011	$—	$9.32	16.62%		$0.3	2.92%	1.86	%‡	(.16%)	113%
Period from 6/21/2010^ to 8/31/2010	$—	$8.07	(9.73	%)**	$0.0	38.06%*	1.86	%‡*	.69%*	89	%Ø
Genesis Fund
Investor Class
2/28/2013 (Unaudited)	$—	$36.52	12.63	%**	$2,440.2	1.03%*	1.03	%‡*	1.18%*	11	%**
8/31/2012	$—	$34.65	6.31%		$2,256.0	1.03%	1.03	%‡	.31%	15%
8/31/2011	$—	$34.28	29.65%		$2,157.7	1.05%	1.05	%‡	.81%	18%
8/31/2010	$—	$26.44	8.41%		$1,773.6	1.06%	1.06	%‡	(.11%)	16%
8/31/2009	$—	$24.39	(25.72%)		$1,626.8	1.08%	1.08	%‡	(.04%)	12%
8/31/2008	$—	$34.95	10.18%		$2,386.8	1.03%	1.02	%‡	(.20%)	18	%##
Trust Class
2/28/2013 (Unaudited)	$—	$54.40	12.58	%**	$3,070.4	1.11%*	1.11	%‡*	1.09%*	11	%**
8/31/2012	$—	$50.47	6.21%		$3,037.6	1.11%	1.11	%‡	.23%	15%
8/31/2011	$—	$49.13	29.56%		$3,436.5	1.13%	1.13	%‡	.74%	18%
8/31/2010	$—	$37.92	8.34%		$3,057.6	1.12%	1.12	%‡	(.17%)	16%
8/31/2009	$—	$35.00	(25.73%)		$3,244.1	1.12%	1.12	%‡	(.09%)	12%
8/31/2008	$—	$50.16	10.22%		$4,799.6	1.09%	1.09	%‡	(.27%)	18	%##
Advisor Class
2/28/2013 (Unaudited)	$—	$29.56	12.43	%**	$614.5	1.38%*	1.38	%‡*	.82%*	11	%**
8/31/2012	$—	$28.42	5.91%		$579.8	1.38%	1.38	%‡	(.04%)	15%
8/31/2011	$—	$28.43	29.23%		$601.3	1.40%	1.40	%‡	.43%	18%
8/31/2010	$—	$22.00	8.11%		$440.2	1.38%	1.38	%‡	(.42%)	16%
8/31/2009	$—	$20.35	(25.95%)		$397.9	1.38%	1.38	%‡	(.34%)	12%
8/31/2008	$—	$29.25	9.89%		$596.8	1.35%	1.34	%‡	(.53%)	18	%##
Institutional Class
2/28/2013 (Unaudited)	$—	$52.33	12.72	%**	$6,116.4	.86%*	.85	%‡*	1.35%*	11	%**
8/31/2012	$—	$48.71	6.51%		$5,707.1	.86%	.85	%‡	.49%	15%
8/31/2011	$—	$47.48	29.87%		$4,975.0	.89%	.87	%‡	.97%	18%
8/31/2010	$—	$36.56	8.68%		$3,571.8	.87%	.85	%‡	.11%	16%
8/31/2009	$—	$33.64	(25.55%)		$3,283.0	.87%	.85	%‡	.18%	12%
8/31/2008	$—	$48.09	10.48%		$4,781.4	.85%	.84	%‡	(.03%)	18	%##

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Global Equity Fund
Institutional Class
2/28/2013 (Unaudited)	$8.50	$0.01	$0.72	$0.73	$—	$—	$—	$—
8/31/2012	$9.10	$0.09	$0.09	$0.18	$(0.32)	$—	$(0.46)	$(0.78)
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.90)	$(0.90)	$—	$—	$—	$—
Class A
2/28/2013 (Unaudited)	$8.48	$(0.01)	$0.72	$0.71	$—	$—	$—	$—
8/31/2012	$9.09	$0.04	$0.11	$0.15	$(0.30)	$—	$(0.46)	$(0.76)
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.90)	$(0.91)	$—	$—	$—	$—
Class C
2/28/2013 (Unaudited)	$8.41	$(0.04)	$0.70	$0.66	$—	$—	$—	$—
8/31/2012	$9.08	$(0.02)	$0.11	$0.09	$(0.30)	$—	$(0.46)	$(0.76)
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.90)	$(0.92)	$—	$—	$—	$—
Global Thematic Opportunities Fund
Institutional Class
2/28/2013 (Unaudited)	$8.74	$0.02	$0.98	$1.00	$(0.05)	$—	$—	$(0.05)
8/31/2012	$9.44	$0.05	$(0.73)	$(0.68)	$(0.02)	$—	$—	$(0.02)
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.56)	$(0.56)	$—	$—	$—	$—
Class A
2/28/2013 (Unaudited)	$8.70	$0.01	$0.97	$0.98	$(0.03)	$—	$—	$(0.03)
8/31/2012	$9.44	$0.02	$(0.75)	$(0.73)	$(0.01)	$—	$—	$(0.01)
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.55)	$(0.56)	$—	$—	$—	$—
Class C
2/28/2013 (Unaudited)	$8.63	$(0.03)	$0.97	$0.94	$—	$—	$—	$—
8/31/2012	$9.42	$(0.05)	$(0.73)	$(0.78)	$(0.01)	$—	$—	$(0.01)
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.56)	$(0.58)	$—	$—	$—	$—
See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Equity Fund
Institutional Class
2/28/2013 (Unaudited)	$—	$9.23	8.59	%**	$3.4	6.52	%*	1.15	%‡*	.14	%*	26	%**
8/31/2012	$—	$8.50	2.82%		$4.3	10.85%		1.15	%‡	1.12%		62%
Period from 6/30/2011^ to 8/31/2011	$—	$9.10	(9.00	%)**	$0.8	55.68	%*	1.15	%‡*	(.20	%)*	8	%**
Class A
2/28/2013 (Unaudited)	$—	$9.19	8.37	%**	$0.2	7.10	%*	1.51	%‡*	(.20	%)*	26	%**
8/31/2012	$—	$8.48	2.51%		$0.1	11.83%		1.51	%‡	.54%		62%
Period from 6/30/2011^ to 8/31/2011	$—	$9.09	(9.10	%)**	$0.1	69.65	%*	1.51	%‡*	(.53	%)*	8	%**
Class C
2/28/2013 (Unaudited)	$—	$9.07	7.85	%**	$0.1	7.95	%*	2.26	%‡*	(.94	%)*	26	%**
8/31/2012	$—	$8.41	1.77%		$0.0	12.88%		2.26	%‡	(.30%)		62%
Period from 6/30/2011^ to 8/31/2011	$—	$9.08	(9.20	%)**	$0.0	74.49	%*	2.26	%‡*	(1.31	%)*	8	%**
Global Thematic Opportunities Fund
Institutional Class
2/28/2013 (Unaudited)	$—	$9.69	11.49	%**	$53.5	1.60	%*	1.25	%‡*	.43	%*	48	%**
8/31/2012	$—	$8.74	(7.22%)		$49.8	1.84%		1.25	%‡	.56%		57%
Period from 6/30/2011^ to 8/31/2011	$—	$9.44	(5.60	%)**	$27.4	4.83	%*	1.25	%‡*	(.14	%)*	11	%**
Class A
2/28/2013 (Unaudited)	$—	$9.65	11.28	%**	$2.2	2.00	%*	1.61	%‡*	.16	%*	48	%**
8/31/2012	$—	$8.70	(7.68%)		$0.6	2.25%		1.61	%‡	.27%		57%
Period from 6/30/2011^ to 8/31/2011	$—	$9.44	(5.60	%)**	$0.2	13.72	%*	1.61	%‡*	(.50	%)*	11	%**
Class C
2/28/2013 (Unaudited)	$—	$9.57	10.89	%**	$0.1	2.82	%*	2.36	%‡*	(.63	%)*	48	%**
8/31/2012	$—	$8.63	(8.25%)		$0.1	3.11%		2.36	%‡	(.57%)		57%
Period from 6/30/2011^ to 8/31/2011	$—	$9.42	(5.80	%)**	$0.1	21.31	%*	2.36	%‡*	(1.32	%)*	11	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Guardian Fund
Investor Class
2/28/2013 (Unaudited)	$15.80	$0.07	$1.93	$2.00	$(0.20)	$(0.44)	$—	$(0.64)
8/31/2012	$14.49	$0.12	$1.29	$1.41	$(0.10)	$—	$—	$(0.10)
8/31/2011	$11.98	$0.11	$2.45	$2.56	$(0.05)	$—	$—	$(0.05)
8/31/2010	$11.15	$0.05	$0.84	$0.89	$(0.06)	$—	$—	$(0.06)
8/31/2009	$16.58	$0.07	$(4.15)	$(4.08)	$(0.05)	$(1.30)	$—	$(1.35)
8/31/2008	$19.89	$0.11	$(1.05)	$(0.94)	$(0.13)	$(2.24)	$—	$(2.37)
Trust Class
2/28/2013 (Unaudited)	$12.31	$0.05	$1.49	$1.54	$(0.19)	$(0.44)	$—	$(0.63)
8/31/2012	$11.32	$0.07	$1.01	$1.08	$(0.09)	$—	$—	$(0.09)
8/31/2011	$9.38	$0.06	$1.92	$1.98	$(0.04)	$—	$—	$(0.04)
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.05)	$—	$—	$(0.05)
8/31/2009	$13.02	$0.04	$(3.25)	$(3.21)	$(0.04)	$(1.02)	$—	$(1.06)
8/31/2008	$15.64	$0.06	$(0.82)	$(0.76)	$(0.10)	$(1.76)	$—	$(1.86)
Advisor Class
2/28/2013 (Unaudited)	$13.91	$0.02	$1.69	$1.71	$(0.11)	$(0.44)	$—	$(0.55)
8/31/2012	$12.77	$0.02	$1.16	$1.18	$(0.04)	$—	$—	$(0.04)
8/31/2011	$10.59	$0.02	$2.16	$2.18	$—	$—	$—	$—
8/31/2010	$9.87	$(0.02)	$0.75	$0.73	$(0.01)	$—	$—	$(0.01)
8/31/2009	$14.65	$0.01	$(3.65)	$(3.64)	$(0.00)	$(1.14)	$—	$(1.14)
8/31/2008	$17.55	$(0.01)	$(0.92)	$(0.93)	$—	$(1.97)	$—	$(1.97)
Institutional Class
2/28/2013 (Unaudited)	$15.83	$0.09	$1.93	$2.02	$(0.23)	$(0.44)	$—	$(0.67)
8/31/2012	$14.52	$0.15	$1.29	$1.44	$(0.13)	$—	$—	$(0.13)
8/31/2011	$12.01	$0.12	$2.47	$2.59	$(0.08)	$—	$—	$(0.08)
8/31/2010	$11.16	$0.08	$0.84	$0.92	$(0.07)	$—	$—	$(0.07)
Period from 5/27/2009^ to 8/31/2009	$10.39	$0.03	$0.74	$0.77	$—	$—	$—	$—
Class A
2/28/2013 (Unaudited)	$12.24	$0.05	$1.48	$1.53	$(0.19)	$(0.44)	$—	$(0.63)
8/31/2012	$11.28	$0.07	$1.00	$1.07	$(0.11)	$—	$—	$(0.11)
8/31/2011	$9.36	$0.06	$1.91	$1.97	$(0.05)	$—	$—	$(0.05)
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.07)	$—	$—	$(0.07)
Period from 5/27/2009^ to 8/31/2009	$8.15	$0.01	$0.59	$0.60	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund
Investor Class
2/28/2013 (Unaudited)	$—	$17.16	13.18%**	$996.3	.91%*	.91	%‡*	.93%*	19	%**
8/31/2012	$—	$15.80	9.84%	$939.6	.92%	.92	%‡	.79%	26%
8/31/2011	$—	$14.49	21.35%	$962.6	.92%	.92	%‡	.74%	32%
8/31/2010	$—	$11.98	7.99%	$869.2	.95%	.95	%‡	.40%	36%
8/31/2009	$—	$11.15	(22.65%)	$875.5	.97%	.97	%‡	.67%	29%
8/31/2008	$—	$16.58	(5.38%)	$1,252.9	.89%	.88	%‡	.59%	42%
Trust Class
2/28/2013 (Unaudited)	$—	$13.22	13.12%**	$117.3	1.09%*	1.09	%‡*	.75%*	19	%**
8/31/2012	$—	$12.31	9.68%	$113.5	1.09%	1.09	%‡	.64%	26%
8/31/2011	$—	$11.32	21.08%	$102.6	1.09%	1.09	%‡	.55%	32%
8/31/2010	$—	$9.38	7.75%	$79.0	1.12%	1.12	%‡	.23%	36%
8/31/2009	$—	$8.75	(22.74%)	$71.0	1.14%	1.14	%‡	.50%	29%
8/31/2008	$—	$13.02	(5.52%)	$103.6	1.06%	1.06	%‡	.41%	42%
Advisor Class
2/28/2013 (Unaudited)	$—	$15.07	12.83%**	$0.7	1.50%*	1.50	%‡§*	.34%*	19	%**
8/31/2012	$—	$13.91	9.27%	$0.6	1.50%	1.50	%‡§	.19%	26%
8/31/2011	$—	$12.77	20.59%	$0.6	1.50%	1.50	%‡§	.15%	32%
8/31/2010	$—	$10.59	7.38%	$0.5	2.59%	1.50	%‡	(.16%)	36%
8/31/2009	$—	$9.87	(23.05%)	$0.5	5.33%	1.50	%‡	.13%	29%
8/31/2008	$—	$14.65	(5.96%)	$0.9	3.44%	1.50	%‡	(.04%)	42%
Institutional Class
2/28/2013 (Unaudited)	$—	$17.18	13.31%**	$64.2	.74%*	.74	%‡*	1.10%*	19	%**
8/31/2012	$—	$15.83	10.03%	$60.0	.74%	.74	%‡§	1.01%	26%
8/31/2011	$—	$14.52	21.51%	$33.5	.75%	.75	%‡§	.77%	32%
8/31/2010	$—	$12.01	8.22%	$4.3	.81%	.75	%‡	.65%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$11.16	7.41%**	$0.1	5.16%*	.75	%‡*	1.12%*	29	%Ø
Class A
2/28/2013 (Unaudited)	$—	$13.14	13.16%**	$22.4	1.11%*	1.11	%‡§*	.73%*	19	%**
8/31/2012	$—	$12.24	9.63%	$17.6	1.12%	1.11	%‡	.64%	26%
8/31/2011	$—	$11.28	21.06%	$10.8	1.15%	1.11	%‡	.51%	32%
8/31/2010	$—	$9.36	7.72%	$3.5	1.22%	1.11	%‡	.23%	36%
Period from 5/27/2009^ to 8/31/2009	$—	$8.75	7.36%**	$0.5	2.24%*	1.11	%‡*	.41%*	29	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class C
2/28/2013 (Unaudited)	$13.66	$(0.00)	$1.68	$1.68	$(0.08)	$(0.44)	$—	$(0.52)
8/31/2012	$12.60	$(0.02)	$1.13	$1.11	$(0.05)	$—	$—	$(0.05)
8/31/2011	$10.51	$(0.04)	$2.15	$2.11	$(0.02)	$—	$—	$(0.02)
8/31/2010	$9.86	$(0.06)	$0.76	$0.70	$(0.05)	$—	$—	$(0.05)
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.00	$0.65	$0.65	$—	$—	$—	$—
Class R3
2/28/2013 (Unaudited)	$13.79	$0.01	$1.71	$1.72	$(0.03)	$(0.44)	$—	$(0.47)
8/31/2012	$12.72	$0.05	$1.13	$1.18	$(0.11)	$—	$—	$(0.11)
8/31/2011	$10.57	$0.04	$2.16	$2.20	$(0.05)	$—	$—	$(0.05)
8/31/2010	$9.88	$(0.00)	$0.74	$0.74	$(0.05)	$—	$—	$(0.05)
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.01	$0.66	$0.67	$—	$—	$—	$—
International Equity Fund
Investor Class
Period from 1/28/2013^ to 2/28/2013 (Unaudited)	$18.03	$0.01	$0.23	$0.24	$—	$—	$—	$—
Trust Class
Period from 1/28/2013^ to 2/28/2013 (Unaudited)	$20.05	$0.01	$0.25	$0.26	$—	$—	$—	$—
Institutional Class
2/28/2013 (Unaudited)	$9.15	$0.03	$1.01	$1.04	$(0.14)	$—	$—	$(0.14)
8/31/2012	$9.20	$0.16	$(0.10)	$0.06	$(0.11)	$—	$—	$(0.11)
8/31/2011	$8.10	$0.16	$1.11	$1.27	$(0.17)	$—	$—	$(0.17)
8/31/2010	$7.53	$0.12	$0.56	$0.68	$(0.11)	$—	$—	$(0.11)
8/31/2009	$9.84	$0.13	$(2.17)	$(2.04)	$(0.27)	$—	$—	$(0.27)
8/31/2008	$14.44	$0.28	$(2.42)	$(2.14)	$(0.50)	$(1.96)	$—	$(2.46)
Class A
Period from 1/28/2013^ to 2/28/2013 (Unaudited)	$20.05	$0.00	$0.26	$0.26	$—	$—	$—	$—
Class C
Period from 1/28/2013^ to 2/28/2013 (Unaudited)	$19.97	$(0.01)	$0.25	$0.24	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
2/28/2013 (Unaudited)	$—	$14.82	12.75%**	$1.4	1.87%*	1.86	%‡*	(.02%)*	19	%**
8/31/2012	$—	$13.66	8.83%	$1.3	1.88%	1.86	%‡	(.13%)	26%
8/31/2011	$—	$12.60	20.11%	$1.1	1.90%	1.86	%‡	(.28%)	32%
8/31/2010	$—	$10.51	7.08%	$0.4	2.46%	1.86	%‡	(.51%)	36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.86	7.06%**	$0.1	6.27%*	1.86	%‡*	.01%*	29	%Ø
Class R3
2/28/2013 (Unaudited)	$—	$15.04	12.94%**	$0.2	1.42%*	1.36	%‡*	.13%*	19	%**
8/31/2012	$—	$13.79	9.40%	$0.5	1.39%	1.36	%‡	.36%	26%
8/31/2011	$—	$12.72	20.79%	$0.4	1.44%	1.36	%‡	.28%	32%
8/31/2010	$—	$10.57	7.51%	$0.1	3.12%	1.36	%‡	(.02%)	36%
Period from 5/27/2009^ to 8/31/2009	$—	$9.88	7.27%**	$0.1	5.77%*	1.36	%‡*	.51%*	29	%Ø
International Equity Fund
Investor Class
Period from 1/28/2013^ to 2/28/2013 (Unaudited)	$—	$18.27	1.33%**	$147.7	1.26%*	1.09	%‡*	.41%*	22	%Øa**
Trust Class
Period from 1/28/2013^ to 2/28/2013 (Unaudited)	$—	$20.31	1.30%**	$117.0	1.37%*	1.19	%‡*	.30%*	22	%Øa**
Institutional Class
2/28/2013 (Unaudited)	$—	$10.05	11.49%**	$621.8	1.12%*	.85	%‡*	.58%*	22	%[a]**
8/31/2012	$—	$9.15	.78%	$491.6	1.16%	.84	%‡	1.88%	33%
8/31/2011	$—	$9.20	15.62%	$342.6	1.23%	.80	%‡	1.67%	46%
8/31/2010	$0.00	$8.10	9.05%	$168.1	1.24%	.80	%‡	1.53%	50%
8/31/2009	$0.00	$7.53	(19.92%)	$223.8	1.26%	.81	%‡	2.01%	98%
8/31/2008	$0.00	$9.84	(16.90%)	$411.5	1.11%	.80	%‡	2.32%	58%
Class A
Period from 1/28/2013^ to 2/28/2013 (Unaudited)	$—	$20.31	1.30%**	$8.6	1.45%*	1.27	%‡*	.25%*	22	%Øa**
Class C
Period from 1/28/2013^ to 2/28/2013 (Unaudited)	$—	$20.21	1.20%**	$1.0	2.22%*	2.04	%‡*	(.54%)*	22	%Øa**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Large Cap Fund
Trust Class
2/28/2013 (Unaudited)	$9.14	$(0.00)	$0.99	$0.99	$(0.11)	$—	$—	$(0.11)
8/31/2012	$9.35	$0.13	$(0.24)	$(0.11)	$(0.10)	$—	$—	$(0.10)
8/31/2011	$8.31	$0.09	$1.00	$1.09	$(0.05)	$—	$—	$(0.05)
8/31/2010	$7.93	$0.09	$0.38	$0.47	$(0.09)	$—	$—	$(0.09)
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.22)	$—	$—	$(0.22)
8/31/2008	$12.09	$0.24	$(1.63)	$(1.39)	$(0.18)	$(0.40)	$—	$(0.58)
Institutional Class
2/28/2013 (Unaudited)	$9.14	$0.02	$0.98	$1.00	$(0.14)	$—	$—	$(0.14)
8/31/2012	$9.36	$0.15	$(0.23)	$(0.08)	$(0.14)	$—	$—	$(0.14)
8/31/2011	$8.32	$0.16	$0.96	$1.12	$(0.08)	$—	$—	$(0.08)
8/31/2010	$7.93	$0.12	$0.38	$0.50	$(0.11)	$—	$—	$(0.11)
8/31/2009	$10.15	$0.14	$(2.09)	$(1.95)	$(0.27)	$—	$—	$(0.27)
8/31/2008	$12.11	$0.29	$(1.63)	$(1.34)	$(0.22)	$(0.40)	$—	$(0.62)
Class A
2/28/2013 (Unaudited)	$9.09	$0.00	$0.97	$0.97	$(0.11)	$—	$—	$(0.11)
8/31/2012	$9.30	$0.14	$(0.24)	$(0.10)	$(0.11)	$—	$—	$(0.11)
8/31/2011	$8.27	$0.08	$1.00	$1.08	$(0.05)	$—	$—	$(0.05)
8/31/2010	$7.90	$0.10	$0.37	$0.47	$(0.10)	$—	$—	$(0.10)
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.25)	$—	$—	$(0.25)
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.08	$(1.26)	$(1.18)	$—	$—	$—	$—
Class C
2/28/2013 (Unaudited)	$8.98	$(0.03)	$0.96	$0.93	$(0.06)	$—	$—	$(0.06)
8/31/2012	$9.17	$0.06	$(0.21)	$(0.15)	$(0.04)	$—	$—	$(0.04)
8/31/2011	$8.20	$0.05	$0.95	$1.00	$(0.03)	$—	$—	$(0.03)
8/31/2010	$7.87	$0.04	$0.36	$0.40	$(0.07)	$—	$—	$(0.07)
8/31/2009	$10.06	$0.08	$(2.08)	$(2.00)	$(0.19)	$—	$—	$(0.19)
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.16	$(1.40)	$(1.24)	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Large Cap Fund
Trust Class
2/28/2013 (Unaudited)	$—	$10.02	10.84	%**	$16.7	1.37%*	1.25	%‡*	(.01%)*	25	%**
8/31/2012	$—	$9.14	(1.05%)		$14.2	1.40%	1.25	%‡	1.47%	29%
8/31/2011	$0.00	$9.35	13.09%		$18.6	1.39%	1.25	%‡	.97%	54%
8/31/2010	$0.00	$8.31	5.87%		$27.7	1.53%	1.25	%‡	1.10%	45%
8/31/2009	$0.00	$7.93	(18.84%)		$28.9	1.73%	1.27	%‡	1.62%	90%
8/31/2008	$0.00	$10.12	(11.95%)		$51.5	1.37%	1.27	%‡	2.07%	97%
Institutional Class
2/28/2013 (Unaudited)	$—	$10.00	11.01	%**	$191.8	.98%*	.90	%‡*	.34%*	25	%**
8/31/2012	$—	$9.14	(.65%)		$172.0	.99%	.90	%‡	1.76%	29%
8/31/2011	$0.00	$9.36	13.39%		$161.5	1.01%	.90	%‡	1.60%	54%
8/31/2010	$0.00	$8.32	6.29%		$129.5	1.12%	.90	%‡	1.45%	45%
8/31/2009	$0.00	$7.93	(18.57%)		$67.7	1.30%	.92	%‡	2.00%	90%
8/31/2008	$0.00	$10.15	(11.60%)		$114.4	.97%	.92	%‡	2.59%	97%
Class A
2/28/2013 (Unaudited)	$—	$9.95	10.74	%**	$10.5	1.37%*	1.24	%‡*	0.00%*	25	%**
8/31/2012	$—	$9.09	(.96%)		$8.3	1.39%	1.24	%‡	1.56%	29%
8/31/2011	$0.00	$9.30	13.06%		$5.2	1.39%	1.24	%‡	.81%	54%
8/31/2010	$0.00	$8.27	5.87%		$9.3	1.52%	1.24	%‡	1.24%	45%
8/31/2009	$0.00	$7.90	(18.83%)		$4.0	2.17%	1.29	%‡	1.63%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.12	(10.44	%)**	$2.2	1.70%*	1.34	%‡*	1.15%*	97	%Ø
Class C
2/28/2013 (Unaudited)	$—	$9.85	10.33	%**	$4.0	2.10%*	2.00	%‡*	(.74%)*	25	%**
8/31/2012	$—	$8.98	(1.64%)		$3.7	2.13%	2.00	%‡	.65%	29%
8/31/2011	$0.00	$9.17	12.19%		$2.1	2.14%	2.00	%‡	.57%	54%
8/31/2010	$0.00	$8.20	5.02%		$1.5	2.29%	2.01	%‡	.45%	45%
8/31/2009	$0.00	$7.87	(19.34%)		$0.4	3.94%	2.01	%‡	1.23%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.06	(10.97	%)**	$0.1	4.08%*	2.03	%‡*	2.05%*	97	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class R3
2/28/2013 (Unaudited)	$9.04	$(0.01)	$0.96	$0.95	$(0.09)	$—	$—	$(0.09)
8/31/2012	$9.27	$0.12	$(0.25)	$(0.13)	$(0.10)	$—	$—	$(0.10)
8/31/2011	$8.26	$0.11	$0.94	$1.05	$(0.04)	$—	$—	$(0.04)
8/31/2010	$7.90	$0.07	$0.37	$0.44	$(0.08)	$—	$—	$(0.08)
Period from 5/27/2009^ to 8/31/2009	$7.10	$0.03	$0.77	$0.80	$—	$—	$—	$—
Intrinsic Value Fund
Institutional Class
2/28/2013 (Unaudited)	$10.26	$0.03	$1.54	$1.57	$—	$(0.18)	$—	$(0.18)
8/31/2012	$10.26	$(0.01)	$1.09	$1.08	$—	$(1.08)	$—	$(1.08)
8/31/2011	$9.41	$(0.04)	$1.32	$1.28	$(0.03)	$(0.40)	$—	$(0.43)
Period from 5/10/2010^ to 8/31/2010	$10.00	$0.01	$(0.60)	$(0.59)	$—	$—	$—	$—
Class A
2/28/2013 (Unaudited)	$10.16	$0.00	$1.55	$1.55	$—	$(0.18)	$—	$(0.18)
8/31/2012	$10.22	$(0.05)	$1.07	$1.02	$—	$(1.08)	$—	$(1.08)
8/31/2011	$9.40	$(0.09)	$1.34	$1.25	$(0.03)	$(0.40)	$—	$(0.43)
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.00)	$(0.60)	$(0.60)	$—	$—	$—	$—
Class C
2/28/2013 (Unaudited)	$10.00	$(0.03)	$1.51	$1.48	$—	$(0.18)	$—	$(0.18)
8/31/2012	$10.14	$(0.12)	$1.06	$0.94	$—	$(1.08)	$—	$(1.08)
8/31/2011	$9.38	$(0.17)	$1.34	$1.17	$(0.01)	$(0.40)	$—	$(0.41)
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.02)	$(0.60)	$(0.62)	$—	$—	$—	$—
Large Cap Disciplined Growth Fund
Investor Class
2/28/2013 (Unaudited)	$7.68	$0.01	$0.32	$0.33	$(0.06)	$(0.36)	$—	$(0.42)
8/31/2012	$7.38	$0.01	$0.62	$0.63	$—	$(0.33)	$—	$(0.33)
8/31/2011	$6.18	$(0.01)	$1.21	$1.20	$(0.00)	$—	$—	$(0.00)
8/31/2010	$6.04	$0.02	$0.12	$0.14	$(0.00)	$—	$—	$(0.00)
8/31/2009	$7.39	$0.02	$(1.37)	$(1.35)	$—	$—	$—	$—
8/31/2008	$7.45	$(0.00)	$(0.06)	$(0.06)	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
2/28/2013 (Unaudited)	$—	$9.90	10.60	%**	$0.9	1.63%*	1.51	%‡*	(.32%)*	25	%**
8/31/2012	$—	$9.04	(1.24%)		$0.4	1.67%	1.51	%‡	1.35%	29%
8/31/2011	$0.00	$9.27	12.71%		$0.1	1.87%	1.51	%‡	1.15%	54%
8/31/2010	$0.00	$8.26	5.57%		$0.1	3.50%	1.51	%‡	.87%	45%
Period from 5/27/2009^ to 8/31/2009	$0.00	$7.90	11.27	%**	$0.1	6.18%*	1.52	%‡*	1.31%*	90	%Ø
Intrinsic Value Fund
Institutional Class
2/28/2013 (Unaudited)	$—	$11.65	15.44	%**	$157.6	1.20%*	1.00	%‡*	.47%*	13	%**
8/31/2012	$—	$10.26	12.21%		$134.2	1.22%	1.00	%‡	(.14%)	30%
8/31/2011	$—	$10.26	13.08%		$114.7	1.26%	1.00	%‡	(.35%)	44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.41	(5.90	%)**	$80.9	1.70%*	1.00	%‡*	.33%*	19	%**
Class A
2/28/2013 (Unaudited)	$—	$11.53	15.40	%**	$9.1	1.60%*	1.36	%‡*	.07%*	13	%**
8/31/2012	$—	$10.16	11.62%		$8.4	1.61%	1.36	%‡	(.51%)	30%
8/31/2011	$—	$10.22	12.74%		$8.6	1.65%	1.36	%‡	(.73%)	44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.40	(6.00	%)**	$0.6	2.11%*	1.36	%‡*	(.02%)*	19	%**
Class C
2/28/2013 (Unaudited)	$—	$11.30	14.94	%**	$8.0	2.33%*	2.11	%‡*	(.66%)*	13	%**
8/31/2012	$—	$10.00	10.87%		$6.9	2.35%	2.11	%‡	(1.25%)	30%
8/31/2011	$—	$10.14	11.91%		$5.5	2.34%	2.11	%‡	(1.48%)	44%
Period from 5/10/2010^ to 8/31/2010	$—	$9.38	(6.20	%)**	$0.0	3.09%*	2.11	%‡*	(.79%)*	19	%**
Large Cap Disciplined Growth Fund
Investor Class
2/28/2013 (Unaudited)	$—	$7.59	4.63	%**	$16.7	1.11%*	1.11	%‡§*	.39%*	35	%**
8/31/2012	$—	$7.68	9.12%		$17.8	1.11%	1.11	%‡§	.08%	116%
8/31/2011	$—	$7.38	19.44%		$15.5	1.11%	1.11	%‡§	(.08%)	101%
8/31/2010	$—	$6.18	2.37%		$11.4	1.23%	1.11	%‡	.29%	104%
8/31/2009	$—	$6.04	(18.27%)		$11.7	2.50%	1.34	%‡	.40%	132	%###
8/31/2008	$—	$7.39	(.81%)		$11.9	2.53%	1.50	%‡	(.00%)	167%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
2/28/2013 (Unaudited)	$7.72	$0.03	$0.32	$0.35	$(0.09)	$(0.36)	$—	$(0.45)
8/31/2012	$7.41	$0.03	$0.62	$0.65	$(0.01)	$(0.33)	$—	$(0.34)
8/31/2011	$6.20	$0.02	$1.21	$1.23	$(0.02)	$—	$—	$(0.02)
8/31/2010	$6.05	$0.04	$0.13	$0.17	$(0.02)	$—	$—	$(0.02)
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.02	$0.75	$0.77	$—	$—	$—	$—
Class A
2/28/2013 (Unaudited)	$7.67	$0.01	$0.32	$0.33	$(0.06)	$(0.36)	$—	$(0.42)
8/31/2012	$7.37	$0.00	$0.63	$0.63	$—	$(0.33)	$—	$(0.33)
8/31/2011	$6.18	$(0.01)	$1.20	$1.19	$(0.00)	$—	$—	$(0.00)
8/31/2010	$6.04	$0.02	$0.12	$0.14	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.01	$0.75	$0.76	$—	$—	$—	$—
Class C
2/28/2013 (Unaudited)	$7.48	$(0.01)	$0.31	$0.30	$(0.03)	$(0.36)	$—	$(0.39)
8/31/2012	$7.26	$(0.05)	$0.60	$0.55	$—	$(0.33)	$—	$(0.33)
8/31/2011	$6.12	$(0.06)	$1.20	$1.14	$—	$—	$—	$—
8/31/2010	$6.02	$(0.03)	$0.13	$0.10	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$(0.01)	$0.75	$0.74	$—	$—	$—	$—
Class R3
2/28/2013 (Unaudited)	$7.61	$0.01	$0.31	$0.32	$(0.04)	$(0.36)	$—	$(0.40)
8/31/2012	$7.34	$(0.01)	$0.61	$0.60	$—	$(0.33)	$—	$(0.33)
8/31/2011	$6.16	$(0.02)	$1.20	$1.18	$—	$—	$—	$—
8/31/2010	$6.03	$0.00	$0.13	$0.13	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$5.47	$0.00	$0.56	$0.56	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
2/28/2013 (Unaudited)	$—	$7.62	4.89%**	$502.8	.78%*	.75	%‡*	.74%*	35	%**
8/31/2012	$—	$7.72	9.43%	$601.6	.78%	.75	%‡	.44%	116%
8/31/2011	$—	$7.41	19.79%	$565.4	.80%	.75	%‡	.29%	101%
8/31/2010	$—	$6.20	2.76%	$346.6	.87%	.75	%‡	.61%	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.05	14.58%**	$23.3	1.57%*	.75	%‡*	.86%*	132	%Ø###
Class A
2/28/2013 (Unaudited)	$—	$7.58	4.66%**	$66.8	1.16%*	1.11	%‡*	.39%*	35	%**
8/31/2012	$—	$7.67	9.13%	$67.1	1.16%	1.11	%‡	.06%	116%
8/31/2011	$—	$7.37	19.30%	$40.2	1.19%	1.11	%‡	(.09%)	101%
8/31/2010	$—	$6.18	2.32%	$33.0	1.30%	1.11	%‡	.35%	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.04	14.39%**	$63.7	1.79%*	1.11	%‡*	.47%*	132	%Ø###
Class C
2/28/2013 (Unaudited)	$—	$7.39	4.31%**	$29.9	1.90%*	1.86	%‡*	(.37%)*	35	%**
8/31/2012	$—	$7.48	8.14%	$33.4	1.90%	1.86	%‡	(.67%)	116%
8/31/2011	$—	$7.26	18.63%	$37.0	1.92%	1.86	%‡	(.83%)	101%
8/31/2010	$—	$6.12	1.66%	$31.0	2.01%	1.86	%‡	(.46%)	104%
Period from 4/6/2009^ to 8/31/2009	$—	$6.02	14.02%**	$25.9	2.56%*	1.86	%‡*	(.28%)*	132	%Ø###
Class R3
2/28/2013 (Unaudited)	$—	$7.53	4.56%**	$0.3	1.44%*	1.36	%‡*	.14%*	35	%**
8/31/2012	$—	$7.61	8.75%	$0.3	1.44%	1.36	%‡	(.18%)	116%
8/31/2011	$—	$7.34	19.16%	$0.3	1.48%	1.36	%‡	(.29%)	101%
8/31/2010	$—	$6.16	2.16%	$0.1	3.23%	1.36	%‡	.04%	104%
Period from 5/27/2009^ to 8/31/2009	$—	$6.03	10.24%**	$0.1	6.21%*	1.36	%‡*	.20%*	132	%Ø###

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Large Cap Value Fund
Investor Class
2/28/2013 (Unaudited)	$26.46	$0.21	$3.78	$3.99	$(0.36)	$—	$—	$(0.36)
8/31/2012	$24.97	$0.30	$1.30	$1.60	$(0.11)	$—	$—	$(0.11)
8/31/2011	$22.03	$0.11	$2.86	$2.97	$(0.03)	$—	$—	$(0.03)
8/31/2010	$21.67	$0.04	$0.45	$0.49	$(0.13)	$—	$—	$(0.13)
8/31/2009	$28.90	$0.15	$(7.04)	$(6.89)	$(0.09)	$(0.25)	$—	$(0.34)
8/31/2008	$32.10	$0.13	$(2.01)	$(1.88)	$(0.12)	$(1.20)	$—	$(1.32)
Trust Class
2/28/2013 (Unaudited)	$20.30	$0.14	$2.89	$3.03	$(0.27)	$—	$—	$(0.27)
8/31/2012	$19.15	$0.19	$1.00	$1.19	$(0.04)	$—	$—	$(0.04)
8/31/2011	$16.90	$0.04	$2.21	$2.25	$(0.00)	$—	$—	$(0.00)
8/31/2010	$16.67	$0.00	$0.34	$0.34	$(0.11)	$—	$—	$(0.11)
8/31/2009	$22.25	$0.09	$(5.42)	$(5.33)	$(0.06)	$(0.19)	$—	$(0.25)
8/31/2008	$24.75	$0.06	$(1.56)	$(1.50)	$(0.08)	$(0.92)	$—	$(1.00)
Advisor Class
2/28/2013 (Unaudited)	$17.46	$0.11	$2.48	$2.59	$(0.29)	$—	$—	$(0.29)
8/31/2012	$16.50	$0.14	$0.87	$1.01	$(0.05)	$—	$—	$(0.05)
8/31/2011	$14.59	$0.01	$1.90	$1.91	$—	$—	$—	$—
8/31/2010	$14.42	$(0.02)	$0.29	$0.27	$(0.10)	$—	$—	$(0.10)
8/31/2009	$19.27	$0.06	$(4.69)	$(4.63)	$(0.05)	$(0.17)	$—	$(0.22)
8/31/2008	$21.45	$0.02	$(1.35)	$(1.33)	$(0.05)	$(0.80)	$—	$(0.85)
Institutional Class
2/28/2013 (Unaudited)	$26.59	$0.24	$3.80	$4.04	$(0.41)	$—	$—	$(0.41)
8/31/2012	$25.11	$0.34	$1.30	$1.64	$(0.16)	$—	$—	$(0.16)
8/31/2011	$22.15	$0.17	$2.87	$3.04	$(0.08)	$—	$—	$(0.08)
8/31/2010	$21.79	$0.08	$0.45	$0.53	$(0.17)	$—	$—	$(0.17)
8/31/2009	$29.06	$0.18	$(7.08)	$(6.90)	$(0.12)	$(0.25)	$—	$(0.37)
8/31/2008	$32.28	$0.19	$(2.04)	$(1.85)	$(0.17)	$(1.20)	$—	$(1.37)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund
Investor Class
2/28/2013 (Unaudited)	$—	$30.09	15.20%**	$1,117.8	.88%*	.88	%‡*	1.51%*	55%**
8/31/2012	$—	$26.46	6.47%	$1,057.1	.87%	.87	%‡	1.20%	171%
8/31/2011	$—	$24.97	13.48%	$1,171.4	.85%	.85	%‡	.42%	41%
8/31/2010	$—	$22.03	2.21%	$1,189.1	.85%	.85	%‡	.19%	42%
8/31/2009	$—	$21.67	(23.27%)	$1,337.2	.89%	.89	%‡	.85%	35%
8/31/2008	$—	$28.90	(6.22%)	$2,193.1	.80%	.80	%‡	.42%	41%
Trust Class
2/28/2013 (Unaudited)	$—	$23.06	15.08%**	$168.9	1.07%*	1.07	%‡*	1.29%*	55%**
8/31/2012	$—	$20.30	6.26%	$209.6	1.05%	1.05	%‡	.97%	171%
8/31/2011	$—	$19.15	13.32%	$424.9	1.04%	1.04	%‡	.22%	41%
8/31/2010	$—	$16.90	2.01%	$547.6	1.03%	1.03	%‡	.01%	42%
8/31/2009	$—	$16.67	(23.38%)	$622.6	1.05%	1.04	%‡	.70%	35%
8/31/2008	$—	$22.25	(6.40%)	$1,004.0	.99%	.99	%‡	.23%	41%
Advisor Class
2/28/2013 (Unaudited)	$—	$19.76	15.02%**	$214.5	1.22%*	1.22	%‡*	1.16%*	55%**
8/31/2012	$—	$17.46	6.13%	$220.0	1.20%	1.20	%‡	.84%	171%
8/31/2011	$—	$16.50	13.09%	$308.9	1.19%	1.19	%‡	.07%	41%
8/31/2010	$—	$14.59	1.83%	$341.5	1.18%	1.18	%‡	(.14%)	42%
8/31/2009	$—	$14.42	(23.47%)	$379.7	1.20%	1.20	%‡	.54%	35%
8/31/2008	$—	$19.27	(6.56%)	$559.0	1.14%	1.14	%‡	.08%	41%
Institutional Class
2/28/2013 (Unaudited)	$—	$30.22	15.33%**	$109.7	.71%*	.70	%‡*	1.69%*	55%**
8/31/2012	$—	$26.59	6.61%	$103.0	.70%	.70	%‡	1.35%	171%
8/31/2011	$—	$25.11	13.69%	$200.6	.69%	.69	%‡	.61%	41%
8/31/2010	$—	$22.15	2.35%	$148.7	.69%	.69	%‡§	.35%	42%
8/31/2009	$—	$21.79	(23.10%)	$161.3	.71%	.70	%‡	1.01%	35%
8/31/2008	$—	$29.06	(6.08%)	$168.1	.65%	.65	%‡	.59%	41%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
2/28/2013 (Unaudited)	$20.07	$0.13	$2.90	$3.03	$—	$—	$—	$—
8/31/2012	$19.06	$0.20	$0.97	$1.17	$(0.16)	$—	$—	$(0.16)
8/31/2011	$16.90	$0.06	$2.18	$2.24	$(0.08)	$—	$—	$(0.08)
Period from 6/21/2010^ to 8/31/2010	$18.36	$0.01	$(1.47)	$(1.46)	$—	$—	$—	$—
Class C
2/28/2013 (Unaudited)	$17.19	$0.06	$2.43	$2.49	$(0.33)	$—	$—	$(0.33)
8/31/2012	$16.31	$0.05	$0.83	$0.88	$—	$—	$—	$—
8/31/2011	$14.57	$(0.10)	$1.90	$1.80	$(0.06)	$—	$—	$(0.06)
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.02)	$(1.26)	$(1.28)	$—	$—	$—	$—
Class R3
2/28/2013 (Unaudited)	$17.34	$0.05	$2.55	$2.60	$—	$—	$—	$—
8/31/2012	$16.41	$0.15	$0.82	$0.97	$(0.04)	$—	$—	$(0.04)
8/31/2011	$14.58	$(0.01)	$1.90	$1.89	$(0.06)	$—	$—	$(0.06)
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.00)	$(1.27)	$(1.27)	$—	$—	$—	$—
Mid Cap Growth Fund
Investor Class
2/28/2013 (Unaudited)	$11.98	$(0.01)	$0.91	$0.90	$(0.37)	$(0.30)	$—	$(0.67)
8/31/2012	$10.84	$(0.06)	$1.22	$1.16	$—	$(0.02)	$—	$(0.02)
8/31/2011	$8.43	$(0.05)	$2.46	$2.41	$—	$—	$—	$—
8/31/2010	$7.43	$(0.05)	$1.05	$1.00	$—	$—	$—	$—
8/31/2009	$9.53	$(0.02)	$(2.08)	$(2.10)	$—	$—	$—	$—
8/31/2008	$10.54	$(0.05)	$(0.96)	$(1.01)	$—	$—	$—	$—
Trust Class
2/28/2013 (Unaudited)	$18.23	$(0.02)	$1.42	$1.40	$(0.35)	$(0.30)	$—	$(0.65)
8/31/2012	$16.48	$(0.10)	$1.85	$1.75	$—	$(0.00)	$—	$(0.00)
8/31/2011	$12.83	$(0.08)	$3.73	$3.65	$—	$—	$—	$—
8/31/2010	$11.31	$(0.08)	$1.60	$1.52	$—	$—	$—	$—
8/31/2009	$14.54	$(0.04)	$(3.19)	$(3.23)	$—	$—	$—	$—
8/31/2008	$16.11	$(0.11)	$(1.46)	$(1.57)	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
2/28/2013 (Unaudited)	$—	$23.10	15.10	%**	$1.4	1.11%*	1.11	%‡*	1.25%*	55	%**
8/31/2012	$—	$20.07	6.24%		$2.0	1.07%	1.07	%‡§	1.03%	171%
8/31/2011	$—	$19.06	13.20%		$1.4	1.29%	1.11	%‡	.30%	41%
Period from 6/21/2010^ to 8/31/2010	$—	$16.90	(7.95	%)**	$0.0	35.72%*	1.11	%‡*	.16%*	42	%Ø
Class C
2/28/2013 (Unaudited)	$—	$19.35	14.69	%**	$0.5	1.90%*	1.86	%‡*	.70%*	55	%**
8/31/2012	$—	$17.19	5.40%		$0.2	2.04%	1.86	%‡	.27%	171%
8/31/2011	$—	$16.31	12.32%		$0.1	4.61%	1.86	%‡	(.56%)	41%
Period from 6/21/2010^ to 8/31/2010	$—	$14.57	(8.08	%)**	$0.0	37.45%*	1.86	%‡*	(.60%)*	42	%Ø
Class R3
2/28/2013 (Unaudited)	$—	$19.94	14.99	%**	$0.1	1.40%*	1.36	%‡*	.51%*	55	%**
8/31/2012	$—	$17.34	5.95%		$0.6	1.39%	1.36	%‡	.93%	171%
8/31/2011	$—	$16.41	12.93%		$0.0	6.07%	1.36	%‡	(.08%)	41%
Period from 6/21/2010^ to 8/31/2010	$—	$14.58	(8.01	%)**	$0.0	36.96%*	1.36	%‡*	(.09%)*	42	%Ø
Mid Cap Growth Fund
Investor Class
2/28/2013 (Unaudited)	$—	$12.21	7.95	%**	$356.7	.99%*	.99	%‡*	(.17%)*	23	%**
8/31/2012	$—	$11.98	10.73%		$347.9	1.01%	1.01	%‡	(.51%)	40%
8/31/2011	$—	$10.84	28.59%		$335.5	1.02%	1.02	%‡	(.45%)	49%
8/31/2010	$—	$8.43	13.46%		$288.0	1.07%	1.07	%‡	(.55%)	70%
8/31/2009	$—	$7.43	(22.04%)		$280.9	1.11%	1.11	%‡	(.28%)	69%
8/31/2008	$—	$9.53	(9.58%)		$396.7	1.01%	1.01	%‡	(.49%)	70%
Trust Class
2/28/2013 (Unaudited)	$—	$18.98	7.95	%**	$52.1	1.05%*	1.05	%‡*	(.24%)*	23	%**
8/31/2012	$—	$18.23	10.65%		$39.9	1.05%	1.05	%‡	(.55%)	40%
8/31/2011	$—	$16.48	28.45%		$28.1	1.07%	1.07	%‡	(.52%)	49%
8/31/2010	$—	$12.83	13.44%		$21.8	1.14%	1.14	%‡	(.61%)	70%
8/31/2009	$—	$11.31	(22.21%)		$16.4	1.26%	1.26	%‡	(.37%)	69%
8/31/2008	$—	$14.54	(9.75%)		$11.7	1.25%	1.25	%‡	(.73%)	70%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Advisor Class
2/28/2013 (Unaudited)	$18.54	$(0.04)	$1.43	$1.39	$(0.28)	$(0.30)	$—	$(0.58)
8/31/2012	$16.82	$(0.17)	$1.89	$1.72	$—	$—	$—	$—
8/31/2011	$13.14	$(0.16)	$3.84	$3.68	$—	$—	$—	$—
8/31/2010	$11.63	$(0.13)	$1.64	$1.51	$—	$—	$—	$—
8/31/2009	$14.98	$(0.06)	$(3.29)	$(3.35)	$—	$—	$—	$—
8/31/2008	$16.64	$(0.16)	$(1.50)	$(1.66)	$—	$—	$—	$—
Institutional Class
2/28/2013 (Unaudited)	$12.16	$0.00	$0.93	$0.93	$(0.40)	$(0.30)	$—	$(0.70)
8/31/2012	$11.01	$(0.03)	$1.23	$1.20	$—	$(0.05)	$—	$(0.05)
8/31/2011	$8.54	$(0.02)	$2.49	$2.47	$—	$—	$—	$—
8/31/2010	$7.50	$(0.02)	$1.06	$1.04	$—	$—	$—	$—
8/31/2009	$9.57	$0.01	$(2.08)	$(2.07)	$—	$—	$—	$—
8/31/2008	$10.55	$(0.02)	$(0.96)	$(0.98)	$—	$—	$—	$—
Class A
2/28/2013 (Unaudited)	$18.23	$(0.03)	$1.42	$1.39	$(0.34)	$(0.30)	$—	$(0.64)
8/31/2012	$16.49	$(0.11)	$1.86	$1.75	$—	$(0.01)	$—	$(0.01)
8/31/2011	$12.84	$(0.09)	$3.74	$3.65	$—	$—	$—	$—
8/31/2010	$11.31	$(0.07)	$1.60	$1.53	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.34	$(0.00)	$0.97	$0.97	$—	$—	$—	$—
Class C
2/28/2013 (Unaudited)	$18.31	$(0.10)	$1.43	$1.33	$(0.23)	$(0.30)	$—	$(0.53)
8/31/2012	$16.68	$(0.24)	$1.87	$1.63	$—	$—	$—	$—
8/31/2011	$13.09	$(0.23)	$3.82	$3.59	$—	$—	$—	$—
8/31/2010	$11.62	$(0.18)	$1.65	$1.47	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.02)	$1.00	$0.98	$—	$—	$—	$—
Class R3
2/28/2013 (Unaudited)	$18.61	$(0.05)	$1.45	$1.40	$(0.32)	$(0.30)	$—	$(0.62)
8/31/2012	$16.87	$(0.16)	$1.90	$1.74	$—	$—	$—	$—
8/31/2011	$13.17	$(0.16)	$3.86	$3.70	$—	$—	$—	$—
8/31/2010	$11.63	$(0.11)	$1.65	$1.54	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.00)	$0.99	$0.99	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
2/28/2013 (Unaudited)	$—	$19.35	7.73%**	$10.8	1.30%*	1.30	%‡*	(.48%)*	23	%**
8/31/2012	$—	$18.54	10.23%	$10.2	1.44%	1.44	%‡§	(.95%)	40%
8/31/2011	$—	$16.82	28.01%	$9.0	1.50%	1.50	%‡§	(.95%)	49%
8/31/2010	$—	$13.14	12.98%	$5.4	1.50%	1.50	%‡§	(.98%)	70%
8/31/2009	$—	$11.63	(22.36%)	$6.9	1.86%	1.50	%‡	(.57%)	69%
8/31/2008	$—	$14.98	(9.98%)	$3.2	2.38%	1.49	%‡	(.98%)	70%
Institutional Class
2/28/2013 (Unaudited)	$—	$12.39	8.12%**	$205.4	.79%*	.75	%‡*	.08%*	23	%**
8/31/2012	$—	$12.16	10.96%	$174.2	.79%	.75	%‡	(.26%)	40%
8/31/2011	$—	$11.01	28.92%	$113.8	.81%	.75	%‡	(.21%)	49%
8/31/2010	$—	$8.54	13.87%	$121.1	.83%	.75	%‡	(.22%)	70%
8/31/2009	$—	$7.50	(21.63%)	$146.6	.87%	.75	%‡	.12%	69%
8/31/2008	$—	$9.57	(9.29%)	$51.1	.78%	.75	%‡	(.22%)	70%
Class A
2/28/2013 (Unaudited)	$—	$18.98	7.91%**	$77.9	1.18%*	1.11	%‡*	(.28%)*	23	%**
8/31/2012	$—	$18.23	10.61%	$63.2	1.17%	1.11	%‡	(.62%)	40%
8/31/2011	$—	$16.49	28.43%	$25.2	1.19%	1.11	%‡	(.56%)	49%
8/31/2010	$—	$12.84	13.53%	$13.6	1.28%	1.11	%‡	(.51%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.31	9.38%**	$0.1	4.05%*	1.11	%‡*	(.01%)*	69	%Ø
Class C
2/28/2013 (Unaudited)	$—	$19.11	7.49%**	$3.3	1.95%*	1.86	%‡*	(1.05%)*	23	%**
8/31/2012	$—	$18.31	9.77%	$2.4	1.98%	1.86	%‡	(1.36%)	40%
8/31/2011	$—	$16.68	27.43%	$0.6	2.04%	1.86	%‡	(1.36%)	49%
8/31/2010	$—	$13.09	12.65%	$0.2	2.64%	1.86	%‡	(1.32%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.62	9.21%**	$0.1	6.29%*	1.86	%‡*	(.64%)*	69	%Ø
Class R3
2/28/2013 (Unaudited)	$—	$19.39	7.79%**	$4.5	1.45%*	1.36	%‡*	(.50%)*	23	%**
8/31/2012	$—	$18.61	10.31%	$3.0	1.45%	1.36	%‡	(.89%)	40%
8/31/2011	$—	$16.87	28.09%	$0.5	1.50%	1.36	%‡	(.91%)	49%
8/31/2010	$—	$13.17	13.24%	$0.1	3.15%	1.36	%‡	(.84%)	70%
Period from 5/27/2009^ to 8/31/2009	$—	$11.63	9.30%**	$0.1	5.78%*	1.36	%‡*	(.14%)*	69	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Intrinsic Value Fund
Investor Class
2/28/2013 (Unaudited)	$15.90	$0.11	$2.17	$2.28	$(0.12)	$—	$—	$(0.12)
8/31/2012	$14.18	$0.10	$1.68	$1.78	$(0.06)	$—	$—	$(0.06)
8/31/2011	$12.26	$0.06	$1.88	$1.94	$(0.02)	$—	$—	$(0.02)
8/31/2010	$11.07	$0.01	$1.26	$1.27	$(0.08)	$—	$—	$(0.08)
8/31/2009	$15.02	$0.07	$(3.47)	$(3.40)	$(0.00)	$(0.55)	$—	$(0.55)
8/31/2008	$18.65	$0.07	$(1.75)	$(1.68)	$(0.14)	$(1.81)	$—	$(1.95)
Trust Class
2/28/2013 (Unaudited)	$13.82	$0.09	$1.90	$1.99	$(0.11)	$—	$—	$(0.11)
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)
8/31/2011	$10.68	$0.04	$1.63	$1.67	$(0.01)	$—	$—	$(0.01)
8/31/2010	$9.66	$0.01	$1.11	$1.12	$(0.10)	$—	$—	$(0.10)
8/31/2009	$13.09	$0.07	$(3.02)	$(2.95)	$(0.00)	$(0.48)	$—	$(0.48)
8/31/2008	$16.26	$0.04	$(1.52)	$(1.48)	$(0.11)	$(1.58)	$—	$(1.69)
Institutional Class
2/28/2013 (Unaudited)	$15.93	$0.14	$2.18	$2.32	$(0.17)	$—	$—	$(0.17)
8/31/2012	$14.22	$0.15	$1.67	$1.82	$(0.11)	$—	$—	$(0.11)
8/31/2011	$12.28	$0.11	$1.89	$2.00	$(0.06)	$—	$—	$(0.06)
Period from 3/8/2010^ to 8/31/2010	$13.12	$0.03	$(0.87)	$(0.84)	$—	$—	$—	$—
Class A
2/28/2013 (Unaudited)	$13.82	$0.09	$1.90	$1.99	$(0.12)	$—	$—	$(0.12)
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)
8/31/2011	$10.68	$0.05	$1.63	$1.68	$(0.02)	$—	$—	$(0.02)
Period from 6/21/2010^ to 8/31/2010	$11.41	$0.00	$(0.73)	$(0.73)	$—	$—	$—	$—
Class C
2/28/2013 (Unaudited)	$13.69	$0.04	$1.88	$1.92	$(0.01)	$—	$—	$(0.01)
8/31/2012	$12.25	$(0.01)	$1.45	$1.44	$—	$—	$—	$—
8/31/2011	$10.66	$(0.04)	$1.63	$1.59	$—	$—	$—	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.01)	$(0.74)	$(0.75)	$—	$—	$—	$—
See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund
Investor Class
2/28/2013 (Unaudited)	$—	$18.06	14.45	%**	$42.0	1.47%*	1.20	%‡*	1.30%*	16	%**
8/31/2012	$—	$15.90	12.62%		$46.0	1.39%	1.18	%‡	.69%	118%
8/31/2011	$—	$14.18	15.79%		$46.5	1.33%	1.22	%‡	.38%	27%
8/31/2010	$—	$12.26	11.51%		$55.9	1.24%	1.22	%‡	.10%	51%
8/31/2009	$—	$11.07	(21.04%)		$43.8	1.37%	1.36	%‡	.78%	51%
8/31/2008	$—	$15.02	(9.93%)		$79.1	1.12%	1.11	%‡	.43%	60%
Trust Class
2/28/2013 (Unaudited)	$—	$15.70	14.52	%**	$11.9	1.70%*	1.25	%‡*	1.20%*	16	%**
8/31/2012	$—	$13.82	12.51%		$18.4	1.60%	1.25	%‡	.61%	118%
8/31/2011	$—	$12.34	15.66%		$24.1	1.54%	1.26	%‡	.33%	27%
8/31/2010	$—	$10.68	11.55%		$80.5	1.42%	1.25	%‡	.07%	51%
8/31/2009	$—	$9.66	(20.96%)		$26.9	1.59%	1.25	%‡	.89%	51%
8/31/2008	$—	$13.09	(10.03%)		$52.8	1.36%	1.24	%‡	.30%	60%
Institutional Class
2/28/2013 (Unaudited)	$—	$18.08	14.69	%**	$4.6	1.28%*	.85	%‡*	1.69%*	16	%**
8/31/2012	$—	$15.93	12.94%		$4.4	1.19%	.85	%‡	1.01%	118%
8/31/2011	$—	$14.22	16.26%		$3.5	1.16%	.86	%‡	.67%	27%
Period from 3/8/2010^ to 8/31/2010	$—	$12.28	(6.40	%)**	$0.7	1.03%*	.85	%‡*	.48%*	51	%Ø
Class A
2/28/2013 (Unaudited)	$—	$15.69	14.49	%**	$4.0	1.69%*	1.21	%‡*	1.29%*	16	%**
8/31/2012	$—	$13.82	12.56%		$3.8	1.61%	1.21	%‡	.63%	118%
8/31/2011	$—	$12.34	15.70%		$1.2	1.91%	1.22	%‡	.37%	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.68	(6.40	%)**	$0.0	37.23%*	1.21	%‡*	.04%*	51	%Ø
Class C
2/28/2013 (Unaudited)	$—	$15.60	14.06	%**	$0.9	2.43%*	1.97	%‡*	.51%*	16	%**
8/31/2012	$—	$13.69	11.76%		$0.4	2.43%	1.96	%‡	(.09%)	118%
8/31/2011	$—	$12.25	14.92%		$0.1	3.97%	1.97	%‡	(.31%)	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.66	(6.57	%)**	$0.0	35.88%*	1.96	%‡*	(.64%)*	51	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class R3
2/28/2013 (Unaudited)	$13.80	$0.08	$1.89	$1.97	$(0.08)	$—	$—	$(0.08)
8/31/2012	$12.32	$0.05	$1.46	$1.51	$(0.03)	$—	$—	$(0.03)
8/31/2011	$10.67	$0.04	$1.61	$1.65	$—	$—	$—	$—
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.00)	$(0.74)	$(0.74)	$—	$—	$—	$—
Multi-Cap Opportunities Fund
Institutional Class
2/28/2013 (Unaudited)	$10.76	$0.10	$1.56	$1.66	$(0.14)	$(0.09)	$—	$(0.23)
8/31/2012	$9.59	$0.17	$1.27	$1.44	$(0.02)	$(0.25)	$—	$(0.27)
8/31/2011	$8.03	$0.06	$1.55	$1.61	$(0.05)	$—	$—	$(0.05)
8/31/2010‡‡‡	$7.93	$0.09	$0.16	$0.25	$(0.15)	$—	$—	$(0.15)
8/31/2009‡‡‡	$9.84	$0.07	$(1.84)	$(1.77)	$(0.05)	$(0.09)	$—	$(0.14)
8/31/2008‡‡‡	$11.14	$0.05	$(0.86)	$(0.81)	$(0.07)	$(0.42)	$—	$(0.49)
Class A
2/28/2013 (Unaudited)	$10.70	$0.08	$1.56	$1.64	$(0.11)	$(0.09)	$—	$(0.20)
8/31/2012	$9.56	$0.13	$1.27	$1.40	$(0.01)	$(0.25)	$—	$(0.26)
8/31/2011	$8.02	$0.03	$1.53	$1.56	$(0.02)	$—	$—	$(0.02)
Period from 12/21/2009^ to 8/31/2010	$8.38	$0.03	$(0.39)	$(0.36)	$—	$—	$—	$—
Class C
2/28/2013 (Unaudited)	$10.52	$0.03	$1.53	$1.56	$(0.05)	$(0.09)	$—	$(0.14)
8/31/2012	$9.47	$0.07	$1.23	$1.30	$—	$(0.25)	$—	$(0.25)
8/31/2011	$7.97	$(0.05)	$1.55	$1.50	$—	$—	$—	$—
Period from 12/21/2009^ to 8/31/2010	$8.38	$(0.01)	$(0.40)	$(0.41)	$—	$—	$—	$—
Real Estate Fund
Trust Class
2/28/2013 (Unaudited)	$13.82	$0.12	$0.29	$0.41	$(0.14)	$(0.24)	$—	$(0.38)
8/31/2012	$11.80	$0.14	$2.12	$2.26	$(0.19)	$(0.05)	$—	$(0.24)
8/31/2011	$10.23	$0.09	$1.68	$1.77	$(0.21)	$—	$—	$(0.21)
8/31/2010	$7.74	$0.16	$2.53	$2.69	$(0.16)	$—	$(0.04)	$(0.20)
8/31/2009	$10.65	$0.24	$(2.84)	$(2.60)	$(0.24)	$—	$(0.07)	$(0.31)
8/31/2008	$14.21	$0.22	$(1.04)	$(0.82)	$(0.19)	$(2.39)	$(0.16)	$(2.74)

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
2/28/2013 (Unaudited)	$—	$15.69	14.37	%**	$0.2	1.96%*	1.46	%‡*	1.05%*	16	%**
8/31/2012	$—	$13.80	12.25%		$0.2	1.88%	1.46	%‡	.41%	118%
8/31/2011	$—	$12.32	15.46%		$0.2	6.06%	1.47	%‡	.32%	27%
Period from 6/21/2010^ to 8/31/2010	$—	$10.67	(6.49	%)**	$0.0	37.59%*	1.46	%‡*	(.22%)*	51	%Ø
Multi-Cap Opportunities Fund
Institutional Class
2/28/2013 (Unaudited)	$—	$12.19	15.58	%**	$885.9	.96%*	.96	%^^§*	1.71%*	7	%**
8/31/2012	$—	$10.76	15.56%		$465.5	1.00%	1.00	%^^§	1.70%	29%
8/31/2011	$—	$9.59	20.09%		$91.0	1.21%	1.01	%^^	.64%	105%
8/31/2010‡‡‡	$—	$8.03	3.02	%††††	$47.2	1.95%	1.00	%^^	1.10%	62%
8/31/2009‡‡‡	$—	$7.93	(17.74	%)††††	$3.1	5.67%	1.02	%^^	1.02%	124%
8/31/2008‡‡‡	$—	$9.84	(7.53	%)††††	$5.0	2.33%	1.01	%^^	.46%	129%
Class A
2/28/2013 (Unaudited)	$—	$12.14	15.48	%**	$8.0	1.35%*	1.35	%^^§*	1.39%*	7	%**
8/31/2012	$—	$10.70	15.13%		$2.8	1.36%	1.36	%^^§	1.29%	29%
8/31/2011	$—	$9.56	19.48%		$0.2	1.69%	1.37	%^^	.28%	105%
Period from 12/21/2009^ to 8/31/2010	$—	$8.02	(4.30	%)**	$0.3	3.18%*	1.36	%^^*	.58%*	62	%Ø
Class C
2/28/2013 (Unaudited)	$—	$11.94	14.97	%**	$1.2	2.11%*	2.11	%^^§*	.62%*	7	%**
8/31/2012	$—	$10.52	14.22%		$0.4	2.14%	2.11	%^^	.70%	29%
8/31/2011	$—	$9.47	18.82%		$0.2	2.43%	2.12	%^^	(.50%)	105%
Period from 12/21/2009^ to 8/31/2010	$—	$7.97	(4.89	%)**	$0.1	6.43%*	2.12	%^^*	(.18%)*	62	%Ø
Real Estate Fund
Trust Class
2/28/2013 (Unaudited)	$—	$13.85	3.13	%**	$372.7	1.44%*	1.04	%‡*	1.83%*	12	%**
8/31/2012	$—	$13.82	19.53%		$288.9	1.47%	1.03	%‡	1.10%	29%
8/31/2011	$0.01	$11.80	17.53%		$216.3	1.55%	.99	%‡	.75%	28%
8/31/2010	$0.00	$10.23	35.09%		$126.7	1.75%	.99	%‡	1.73%	70%
8/31/2009	$0.00	$7.74	(23.69%)		$63.0	2.02%	.99	%‡	3.61%	181%
8/31/2008	$0.00	$10.65	(5.32%)		$53.0	1.83%	.97	%‡	1.93%	187%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
2/28/2013 (Unaudited)	$13.86	$0.14	$0.28	$0.42	$(0.15)	$(0.24)	$—	$(0.39)
8/31/2012	$11.83	$0.15	$2.14	$2.29	$(0.21)	$(0.05)	$—	$(0.26)
8/31/2011	$10.25	$0.10	$1.71	$1.81	$(0.23)	$—	$—	$(0.23)
8/31/2010	$7.76	$0.17	$2.53	$2.70	$(0.16)	$—	$(0.05)	$(0.21)
8/31/2009	$10.66	$0.24	$(2.82)	$(2.58)	$(0.23)	$—	$(0.09)	$(0.32)
Period from 6/4/2008^ to 8/31/2008	$10.88	$0.07	$(0.22)	$(0.15)	$(0.04)	$—	$(0.03)	$(0.07)
Class A
2/28/2013 (Unaudited)	$13.82	$0.11	$0.28	$0.39	$(0.13)	$(0.24)	$—	$(0.37)
8/31/2012	$11.80	$0.11	$2.13	$2.24	$(0.17)	$(0.05)	$—	$(0.22)
8/31/2011	$10.23	$0.04	$1.72	$1.76	$(0.19)	$—	$—	$(0.19)
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.11)	$(0.10)	$(0.02)	$—	$(0.03)	$(0.05)
Class C
2/28/2013 (Unaudited)	$13.81	$0.06	$0.28	$0.34	$(0.08)	$(0.24)	$—	$(0.32)
8/31/2012	$11.80	$0.01	$2.14	$2.15	$(0.09)	$(0.05)	$—	$(0.14)
8/31/2011	$10.24	$(0.05)	$1.73	$1.68	$(0.12)	$—	$—	$(0.12)
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.12)	$(0.11)	$(0.01)	$—	$(0.02)	$(0.03)
Class R3
2/28/2013 (Unaudited)	$13.81	$0.09	$0.29	$0.38	$(0.12)	$(0.24)	$—	$(0.36)
8/31/2012	$11.80	$0.05	$2.17	$2.22	$(0.16)	$(0.05)	$—	$(0.21)
8/31/2011	$10.23	$(0.01)	$1.74	$1.73	$(0.16)	$—	$—	$(0.16)
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.02	$(0.13)	$(0.11)	$(0.03)	$—	$(0.01)	$(0.04)
Select Equities Fund
Institutional Class
2/28/2013 (Unaudited)	$9.34	$0.03	$0.91	$0.94	$—	$(0.74)	$—	$(0.74)
8/31/2012	$9.05	$0.02	$0.98	$1.00	$(0.02)	$(0.69)	$—	$(0.71)
8/31/2011	$7.91	$0.06	$1.41	$1.47	$(0.07)	$(0.26)	$—	$(0.33)
8/31/2010	$8.06	$0.06	$(0.01)	$0.05	$(0.05)	$(0.15)	$—	$(0.20)
8/31/2009	$9.20	$0.08	$(1.19)	$(1.11)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.08	$(0.88)	$(0.80)	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
2/28/2013 (Unaudited)	$—	$13.89	3.22	%**	$319.2	1.08%*	.85	%‡*	2.01%*	12	%**
8/31/2012	$—	$13.86	19.77%		$228.6	1.10%	.85	%‡	1.21%	29%
8/31/2011	$0.00	$11.83	17.77%		$117.1	1.16%	.85	%‡	.81%	28%
8/31/2010	$0.00	$10.25	35.18%		$22.6	1.39%	.85	%‡	1.77%	70%
8/31/2009	$0.00	$7.76	(23.46%)		$3.3	2.80%	.85	%‡	3.47%	181%
Period from 6/4/2008^ to 8/31/2008	$0.00	$10.66	(1.31	%)**	$1.7	1.77%*	.86	%‡*	2.76%*	187	%Ø
Class A
2/28/2013 (Unaudited)	$—	$13.84	2.98	%**	$129.8	1.47%*	1.21	%‡*	1.63%*	12	%**
8/31/2012	$—	$13.82	19.33%		$78.3	1.51%	1.21	%‡	.86%	29%
8/31/2011	$0.00	$11.80	17.33%		$36.3	1.60%	1.21	%‡	.33%	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(.98	%)**	$0.5	12.56%*	1.21	%‡*	.68%*	70	%Ø
Class C
2/28/2013 (Unaudited)	$—	$13.83	2.62	%**	$32.4	2.23%*	1.96	%‡*	.89%*	12	%**
8/31/2012	$—	$13.81	18.40%		$20.7	2.28%	1.96	%‡	.09%	29%
8/31/2011	$0.00	$11.80	16.44%		$8.3	2.37%	1.96	%‡	(.46%)	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.24	(1.08	%)**	$0.1	20.75%*	1.96	%‡*	.66%*	70	%Ø
Class R3
2/28/2013 (Unaudited)	$—	$13.83	2.88	%**	$9.6	1.70%*	1.46	%‡*	1.36%*	12	%**
8/31/2012	$—	$13.81	19.07%		$4.8	1.74%	1.46	%‡	.41%	29%
8/31/2011	$0.00	$11.80	17.00%		$0.3	2.81%	1.46	%‡	(.06%)	28%
Period from 6/21/2010^ to 8/31/2010	$0.00	$10.23	(1.04	%)**	$0.0	37.36%*	1.46	%‡*	.93%*	70	%Ø
Select Equities Fund
Institutional Class
2/28/2013 (Unaudited)	$—	$9.54	10.55	%**	$30.2	1.14%*	.75	%‡*	.56%*	37	%**
8/31/2012	$—	$9.34	12.21%		$27.1	1.15%	.75	%‡	.26%	93%
8/31/2011	$—	$9.05	18.62%		$27.3	1.17%	.75	%‡	.67%	150%
8/31/2010	$—	$7.91	.44%		$17.6	1.22%	.75	%‡	.78%	129%
8/31/2009	$—	$8.06	(12.03%)		$6.5	2.57%	.75	%‡	1.04%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.20	(8.00	%)**	$2.3	13.92%*	.76	%‡*	1.17%*	53	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
2/28/2013 (Unaudited)	$9.29	$0.01	$0.91	$0.92	$—	$(0.74)	$—	$(0.74)
8/31/2012	$9.03	$(0.02)	$0.97	$0.95	$—	$(0.69)	$—	$(0.69)
8/31/2011	$7.88	$0.02	$1.41	$1.43	$(0.02)	$(0.26)	$—	$(0.28)
8/31/2010	$8.05	$0.03	$(0.03)	$0.00	$(0.02)	$(0.15)	$—	$(0.17)
8/31/2009	$9.18	$0.04	$(1.14)	$(1.10)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.04	$(0.86)	$(0.82)	$—	$—	$—	$—
Class C
2/28/2013 (Unaudited)	$8.98	$(0.03)	$0.88	$0.85	$—	$(0.74)	$—	$(0.74)
8/31/2012	$8.82	$(0.08)	$0.93	$0.85	$—	$(0.69)	$—	$(0.69)
8/31/2011	$7.74	$(0.05)	$1.39	$1.34	$—	$(0.26)	$—	$(0.26)
8/31/2010	$7.94	$(0.03)	$(0.02)	$(0.05)	$—	$(0.15)	$—	$(0.15)
8/31/2009	$9.12	$(0.02)	$(1.13)	$(1.15)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$(0.01)	$(0.87)	$(0.88)	$—	$—	$—	$—
Small Cap Growth Fund
Investor Class
2/28/2013 (Unaudited)	$19.49	$(0.04)	$0.84	$0.80	$—	$—	$—	$—
8/31/2012	$17.74	$(0.17)	$1.92	$1.75	$—	$—	$—	$—
8/31/2011	$13.68	$(0.16)	$4.22	$4.06	$—	$—	$—	$—
8/31/2010	$13.15	$(0.13)	$0.66	$0.53	$—	$—	$—	$—
8/31/2009	$17.92	$(0.11)	$(4.66)	$(4.77)	$—	$—	$—	$—
8/31/2008	$19.15	$(0.18)	$(1.05)	$(1.23)	$—	$—	$—	$—
Trust Class
2/28/2013 (Unaudited)	$21.19	$(0.07)	$0.92	$0.85	$—	$—	$—	$—
8/31/2012	$19.32	$(0.22)	$2.09	$1.87	$—	$—	$—	$—
8/31/2011	$14.93	$(0.21)	$4.60	$4.39	$—	$—	$—	$—
8/31/2010	$14.43	$(0.18)	$0.68	$0.50	$—	$—	$—	$—
8/31/2009	$19.67	$(0.14)	$(5.10)	$(5.24)	$—	$—	$—	$—
8/31/2008	$21.05	$(0.21)	$(1.17)	$(1.38)	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
2/28/2013 (Unaudited)	$—	$9.47	10.39	%**	$33.6	1.52%*	1.20	%‡*	.12%*	37%**
8/31/2012	$—	$9.29	11.62%		$29.2	1.53%	1.20	%‡	(.20%)	93%
8/31/2011	$—	$9.03	18.15%		$30.9	1.58%	1.20	%‡	.23%	150%
8/31/2010	$—	$7.88	(.11%)		$38.0	1.60%	1.20	%‡	.36%	129%
8/31/2009	$—	$8.05	(11.95%)		$38.3	2.19%	1.20	%‡	.52%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.18	(8.20	%)**	$4.9	3.99%*	1.24	%‡*	.63%*	53%**
Class C
2/28/2013 (Unaudited)	$—	$9.09	9.95	%**	$11.7	2.27%*	1.95	%‡*	(.66%)*	37%**
8/31/2012	$—	$8.98	10.71%		$11.7	2.28%	1.95	%‡	(.96%)	93%
8/31/2011	$—	$8.82	17.29%		$13.2	2.30%	1.95	%‡	(.53%)	150%
8/31/2010	$—	$7.74	(.75%)		$11.6	2.35%	1.95	%‡	(.41%)	129%
8/31/2009	$—	$7.94	(12.58%)		$7.4	2.91%	1.95	%‡	(.22%)	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.12	(8.80	%)**	$0.8	7.21%*	1.98	%‡*	(.08%)*	53%**
Small Cap Growth Fund
Investor Class
2/28/2013 (Unaudited)	$—	$20.29	4.10	%**	$56.5	1.63%*	1.23	%‡*	(.44%)*	125%**
8/31/2012	$—	$19.49	9.86%		$60.1	1.58%	1.21	%‡	(.92%)	294%
8/31/2011	$—	$17.74	29.68%		$63.6	1.49%	1.15	%‡	(.88%)	185%
8/31/2010	$—	$13.68	4.03%		$75.4	1.50%	1.15	%‡	(.89%)	235%
8/31/2009	$—	$13.15	(26.62%)		$144.1	1.48%	1.30	%‡	(.89%)	292%
8/31/2008	$—	$17.92	(6.42%)		$239.9	1.42%	1.29	%‡	(.93%)	185%
Trust Class
2/28/2013 (Unaudited)	$—	$22.04	4.01	%**	$15.3	1.84%*	1.40	%‡*	(.62%)*	125%**
8/31/2012	$—	$21.19	9.68%		$15.8	1.77%	1.39	%‡	(1.10%)	294%
8/31/2011	$—	$19.32	29.40%		$19.3	1.67%	1.37	%‡	(1.10%)	185%
8/31/2010	$—	$14.93	3.47%		$22.0	1.70%	1.37	%‡	(1.11%)	235%
8/31/2009	$—	$14.43	(26.64%)		$35.2	1.73%	1.40	%‡	(1.00%)	292%
8/31/2008	$—	$19.67	(6.56%)		$42.3	1.64%	1.39	%‡	(1.04%)	185%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Advisor Class
2/28/2013 (Unaudited)	$14.03	$(0.05)	$0.60	$0.55	$—	$—	$—	$—
8/31/2012	$12.81	$(0.17)	$1.39	$1.22	$—	$—	$—	$—
8/31/2011	$9.92	$(0.17)	$3.06	$2.89	$—	$—	$—	$—
8/31/2010	$9.61	$(0.14)	$0.45	$0.31	$—	$—	$—	$—
8/31/2009	$13.13	$(0.11)	$(3.41)	$(3.52)	$—	$—	$—	$—
8/31/2008	$14.08	$(0.17)	$(0.78)	$(0.95)	$—	$—	$—	$—
Institutional Class
2/28/2013 (Unaudited)	$19.71	$(0.01)	$0.85	$0.84	$—	$—	$—	$—
8/31/2012	$17.88	$(0.11)	$1.94	$1.83	$—	$—	$—	$—
8/31/2011	$13.75	$(0.11)	$4.24	$4.13	$—	$—	$—	$—
8/31/2010	$13.23	$(0.09)	$0.61	$0.52	$—	$—	$—	$—
8/31/2009	$17.95	$(0.06)	$(4.66)	$(4.72)	$—	$—	$—	$—
Period from 4/1/2008^ to 8/31/2008	$17.64	$(0.04)	$0.35	$0.31	$—	$—	$—	$—
Class A
2/28/2013 (Unaudited)	$21.27	$(0.05)	$0.92	$0.87	$—	$—	$—	$—
8/31/2012	$19.36	$(0.19)	$2.10	$1.91	$—	$—	$—	$—
8/31/2011	$14.95	$(0.20)	$4.61	$4.41	$—	$—	$—	$—
8/31/2010	$14.43	$(0.16)	$0.68	$0.52	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$12.98	$(0.03)	$1.48	$1.45	$—	$—	$—	$—
Class C
2/28/2013 (Unaudited)	$13.83	$(0.08)	$0.59	$0.51	$—	$—	$—	$—
8/31/2012	$12.69	$(0.23)	$1.37	$1.14	$—	$—	$—	$—
8/31/2011	$9.87	$(0.22)	$3.04	$2.82	$—	$—	$—	$—
8/31/2010	$9.60	$(0.19)	$0.46	$0.27	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.04)	$0.99	$0.95	$—	$—	$—	$—
Class R3
2/28/2013 (Unaudited)	$14.06	$(0.05)	$0.60	$0.55	$—	$—	$—	$—
8/31/2012	$12.83	$(0.17)	$1.40	$1.23	$—	$—	$—	$—
8/31/2011	$9.93	$(0.16)	$3.06	$2.90	$—	$—	$—	$—
8/31/2010	$9.61	$(0.13)	$0.45	$0.32	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.02)	$0.98	$0.96	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
2/28/2013 (Unaudited)	$—	$14.58	3.92%**	$4.8	1.93%*	1.53	%‡*	(.74%)*	125	%**
8/31/2012	$—	$14.03	9.52%	$5.9	1.87%	1.58	%‡	(1.28%)	294%
8/31/2011	$—	$12.81	29.13%	$7.9	1.80%	1.60	%‡	(1.33%)	185%
8/31/2010	$—	$9.92	3.23%	$9.7	1.90%	1.60	%‡	(1.34%)	235%
8/31/2009	$—	$9.61	(26.81%)	$11.7	1.99%	1.60	%‡	(1.19%)	292%
8/31/2008	$—	$13.13	(6.75%)	$13.6	1.96%	1.59	%‡	(1.23%)	185%
Institutional Class
2/28/2013 (Unaudited)	$—	$20.55	4.26%**	$29.0	1.41%*	.90	%‡*	(.12%)*	125	%**
8/31/2012	$—	$19.71	10.23%	$33.3	1.33%	.90	%‡	(.58%)	294%
8/31/2011	$—	$17.88	30.04%	$103.0	1.26%	.90	%‡	(.63%)	185%
8/31/2010	$—	$13.75	3.93%	$82.6	1.28%	.91	%‡	(.63%)	235%
8/31/2009	$—	$13.23	(26.30%)	$7.5	1.69%	.90	%‡	(.48%)	292%
Period from 4/1/2008^ to 8/31/2008	$—	$17.95	1.76%**	$4.3	1.10%*	.90	%‡*	(.55%)*	185	%Ø
Class A
2/28/2013 (Unaudited)	$—	$22.14	4.09%**	$1.6	1.83%*	1.26	%‡*	(.45%)*	125	%**
8/31/2012	$—	$21.27	9.87%	$1.1	1.79%	1.26	%‡	(.98%)	294%
8/31/2011	$—	$19.36	29.50%	$1.2	1.78%	1.26	%‡	(1.01%)	185%
8/31/2010	$—	$14.95	3.60%	$0.5	2.05%	1.26	%‡	(1.01%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$14.43	11.17%**	$0.1	5.34%*	1.26	%‡*	(.76%)*	292	%Ø
Class C
2/28/2013 (Unaudited)	$—	$14.34	3.69%**	$0.8	2.58%*	2.01	%‡*	(1.23%)*	125	%**
8/31/2012	$—	$13.83	8.98%	$0.7	2.57%	2.01	%‡	(1.73%)	294%
8/31/2011	$—	$12.69	28.57%	$0.3	2.52%	2.01	%‡	(1.72%)	185%
8/31/2010	$—	$9.87	2.81%	$0.1	3.43%	2.01	%‡	(1.76%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.60	10.98%**	$0.1	6.65%*	2.01	%‡*	(1.47%)*	292	%Ø
Class R3
2/28/2013 (Unaudited)	$—	$14.61	3.91%**	$0.3	2.14%*	1.51	%‡*	(.74%)*	125	%**
8/31/2012	$—	$14.06	9.59%	$0.2	2.12%	1.51	%‡	(1.23%)	294%
8/31/2011	$—	$12.83	29.20%	$0.1	2.05%	1.51	%‡	(1.24%)	185%
8/31/2010	$—	$9.93	3.33%	$0.1	4.16%	1.51	%‡	(1.25%)	235%
Period from 5/27/2009^ to 8/31/2009	$—	$9.61	11.10%**	$0.1	6.29%*	1.52	%‡*	(.97%)*	292	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Socially Responsive Fund
Investor Class
2/28/2013 (Unaudited)	$26.48	$0.15	$3.63	$3.78	$(0.18)	$—	$—	$(0.18)
8/31/2012	$24.61	$0.22	$1.77	$1.99	$(0.12)	$—	$—	$(0.12)
8/31/2011	$20.58	$0.18	$3.88	$4.06	$(0.03)	$—	$—	$(0.03)
8/31/2010	$18.74	$0.06	$1.84	$1.90	$(0.06)	$—	$—	$(0.06)
8/31/2009	$24.51	$0.09	$(5.52)	$(5.43)	$(0.08)	$(0.26)	$—	$(0.34)
8/31/2008	$27.20	$0.15	$(1.85)	$(1.70)	$(0.13)	$(0.86)	$—	$(0.99)
Trust Class
2/28/2013 (Unaudited)	$18.07	$0.09	$2.47	$2.56	$(0.16)	$—	$—	$(0.16)
8/31/2012	$16.85	$0.11	$1.21	$1.32	$(0.10)	$—	$—	$(0.10)
8/31/2011	$14.11	$0.09	$2.68	$2.77	$(0.03)	$—	$—	$(0.03)
8/31/2010	$12.88	$0.01	$1.27	$1.28	$(0.05)	$—	$—	$(0.05)
8/31/2009	$16.91	$0.04	$(3.82)	$(3.78)	$(0.07)	$(0.18)	$—	$(0.25)
8/31/2008	$18.81	$0.07	$(1.28)	$(1.21)	$(0.10)	$(0.59)	$—	$(0.69)
Institutional Class
2/28/2013 (Unaudited)	$26.51	$0.17	$3.64	$3.81	$(0.23)	$—	$—	$(0.23)
8/31/2012	$24.64	$0.26	$1.77	$2.03	$(0.16)	$—	$—	$(0.16)
8/31/2011	$20.60	$0.21	$3.91	$4.12	$(0.08)	$—	$—	$(0.08)
8/31/2010	$18.75	$0.10	$1.84	$1.94	$(0.09)	$—	$—	$(0.09)
8/31/2009	$24.53	$0.12	$(5.53)	$(5.41)	$(0.11)	$(0.26)	$—	$(0.37)
Period from 11/28/2007^ to 8/31/2008	$26.93	$0.16	$(1.57)	$(1.41)	$(0.13)	$(0.86)	$—	$(0.99)
Class A
2/28/2013 (Unaudited)	$17.95	$0.08	$2.46	$2.54	$(0.16)	$—	$—	$(0.16)
8/31/2012	$16.77	$0.10	$1.21	$1.31	$(0.13)	$—	$—	$(0.13)
8/31/2011	$14.08	$0.07	$2.68	$2.75	$(0.06)	$—	$—	$(0.06)
8/31/2010	$12.88	$0.03	$1.26	$1.29	$(0.09)	$—	$—	$(0.09)
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.88	$0.88	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Socially Responsive Fund
Investor Class
2/28/2013 (Unaudited)	$—	$30.08	14.37	%**	$776.1	.88%*	.88	%‡*	1.08%*	21	%**
8/31/2012	$—	$26.48	8.13%		$724.3	.89%	.89	%‡	.86%	28%
8/31/2011	$—	$24.61	19.74%		$648.1	.90%	.90	%‡	.69%	20%
8/31/2010	$—	$20.58	10.14%		$582.5	.94%	.94	%‡	.27%	41%
8/31/2009	$—	$18.74	(21.83%)		$597.1	.93%	.93	%‡	.51%	36%
8/31/2008	$—	$24.51	(6.49%)		$804.0	.89%	.89	%‡	.57%	35%
Trust Class
2/28/2013 (Unaudited)	$—	$20.47	14.29	%**	$415.8	1.05%*	1.05	%‡*	.93%*	21	%**
8/31/2012	$—	$18.07	7.93%		$488.5	1.06%	1.06	%‡	.66%	28%
8/31/2011	$—	$16.85	19.60%		$484.7	1.08%	1.08	%‡	.50%	20%
8/31/2010	$—	$14.11	9.94%		$356.1	1.12%	1.12	%‡	.10%	41%
8/31/2009	$—	$12.88	(22.01%)		$308.2	1.13%	1.13	%‡	.32%	36%
8/31/2008	$—	$16.91	(6.67%)		$361.5	1.08%	1.08	%‡	.38%	35%
Institutional Class
2/28/2013 (Unaudited)	$—	$30.09	14.48	%**	$688.9	.70%*	.70	%‡*	1.28%*	21	%**
8/31/2012	$—	$26.51	8.32%		$512.4	.71%	.71	%‡	1.02%	28%
8/31/2011	$—	$24.64	19.98%		$417.7	.74%	.74	%‡§	.82%	20%
8/31/2010	$—	$20.60	10.36%		$166.9	.77%	.75	%‡	.49%	41%
8/31/2009	$—	$18.75	(21.71%)		$77.6	.78%	.75	%‡	.70%	36%
Period from 11/28/2007^ to 8/31/2008	$—	$24.53	(5.47	%)**	$71.8	.76%*	.74	%‡*	.83%*	35	%Ø
Class A
2/28/2013 (Unaudited)	$—	$20.33	14.23	%**	$91.3	1.11%*	1.11	%‡§*	.85%*	21	%**
8/31/2012	$—	$17.95	7.89%		$83.1	1.11%	1.11	%‡§	.61%	28%
8/31/2011	$—	$16.77	19.54%		$75.9	1.14%	1.11	%‡	.42%	20%
8/31/2010	$—	$14.08	10.03%		$12.4	1.21%	1.11	%‡	.18%	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.88	7.33	%**	$1.1	1.70%*	1.11	%‡*	.11%*	36	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class C
2/28/2013 (Unaudited)	$17.64	$0.01	$2.42	$2.43	$(0.05)	$—	$—	$(0.05)
8/31/2012	$16.52	$(0.02)	$1.19	$1.17	$(0.05)	$—	$—	$(0.05)
8/31/2011	$13.94	$(0.06)	$2.66	$2.60	$(0.02)	$—	$—	$(0.02)
8/31/2010	$12.86	$(0.08)	$1.25	$1.17	$(0.09)	$—	$—	$(0.09)
Period from 5/27/2009^ to 8/31/2009	$12.00	$(0.01)	$0.87	$0.86	$—	$—	$—	$—
Class R3
2/28/2013 (Unaudited)	$17.81	$0.06	$2.44	$2.50	$(0.13)	$—	$—	$(0.13)
8/31/2012	$16.68	$0.07	$1.19	$1.26	$(0.13)	$—	$—	$(0.13)
8/31/2011	$14.05	$0.01	$2.69	$2.70	$(0.07)	$—	$—	$(0.07)
8/31/2010	$12.87	$(0.02)	$1.27	$1.25	$(0.07)	$—	$—	$(0.07)
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.87	$0.87	$—	$—	$—	$—
Value Fund
Institutional Class
2/28/2013 (Unaudited)	$11.18	$0.09	$1.53	$1.62	$(0.22)	$—	$—	$(0.22)
8/31/2012	$9.95	$0.15	$1.16	$1.31	$(0.08)	$—	$—	$(0.08)
8/31/2011	$8.30	$0.13	$1.60	$1.73	$(0.08)	$—	$—	$(0.08)
8/31/2010‡‡‡‡	$8.57	$0.08	$(0.13)	$(0.05)	$(0.22)	$—	$—	$(0.22)
8/31/2009‡‡‡‡	$10.04	$0.19	$(1.52)	$(1.33)	$(0.14)	$—	$—	$(0.14)
8/31/2008‡‡‡‡	$10.93	$0.24	$(0.62)	$(0.38)	$(0.24)	$(0.27)	$—	$(0.51)
Class A
2/28/2013 (Unaudited)	$11.13	$0.07	$1.52	$1.59	$(0.19)	$—	$—	$(0.19)
8/31/2012	$9.93	$0.12	$1.15	$1.27	$(0.07)	$—	$—	$(0.07)
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.06	$(0.41)	$(0.35)	$—	$—	$—	$—
Class C
2/28/2013 (Unaudited)	$11.05	$0.03	$1.51	$1.54	$(0.13)	$—	$—	$(0.13)
8/31/2012	$9.89	$0.03	$1.16	$1.19	$(0.03)	$—	$—	$(0.03)
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.01	$(0.40)	$(0.39)	$—	$—	$—	$—

See Notes to Financial Highlights

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
2/28/2013 (Unaudited)	$—	$20.02	13.83	%**	$20.6	1.86%*	1.86	%‡§*	.11%*	21	%**
8/31/2012	$—	$17.64	7.08%		$16.7	1.87%	1.86	%‡	(.12%)	28%
8/31/2011	$—	$16.52	18.63%		$12.9	1.89%	1.86	%‡	(.35%)	20%
8/31/2010	$—	$13.94	9.10%		$3.3	1.99%	1.86	%‡	(.57%)	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.86	7.17	%**	$0.1	6.17%*	1.86	%‡*	(.40%)*	36	%Ø
Class R3
2/28/2013 (Unaudited)	$—	$20.18	14.14	%**	$19.3	1.31%*	1.31	%‡*	.65%*	21	%**
8/31/2012	$—	$17.81	7.65%		$17.9	1.33%	1.33	%‡§	.43%	28%
8/31/2011	$—	$16.68	19.20%		$9.7	1.36%	1.36	%‡§	.08%	20%
8/31/2010	$—	$14.05	9.74%		$0.2	2.95%	1.36	%‡	(.11%)	41%
Period from 5/27/2009^ to 8/31/2009	$—	$12.87	7.25	%**	$0.1	5.76%*	1.36	%‡*	.12%*	36	%Ø
Value Fund
Institutional Class
2/28/2013 (Unaudited)	$—	$12.58	14.67	%**	$1.6	8.33%*	.71	%‡*	1.58%*	170	%**
8/31/2012	$—	$11.18	13.25%		$2.7	9.42%	.73	%‡	1.46%	200%
8/31/2011	$—	$9.95	20.87%		$2.6	18.35%	.75	%‡	1.28%	191%
8/31/2010‡‡‡‡	$—	$8.30	(.71	%)†††††	$1.2	15.47%	.92	%‡	.93%	52%
8/31/2009‡‡‡‡	$—	$8.57	(13.01	%)†††††	$1.2	15.05%	1.03	%‡	2.39%	94%
8/31/2008‡‡‡‡	$—	$10.04	(3.68	%)†††††	$4.8	2.58%	1.01	%‡	2.24%	53%
Class A
2/28/2013 (Unaudited)	$—	$12.53	14.41	%**	$2.6	8.79%*	1.12	%‡*	1.26%*	170	%**
8/31/2012	$—	$11.13	12.89%		$1.6	9.88%	1.08	%‡	1.08%	200%
Period from 3/2/2011^ to 8/31/2011	$—	$9.93	(3.40	%)**	$0.3	17.08%*	1.12	%‡*	1.22%*	191	%Ø
Class C
2/28/2013 (Unaudited)	$—	$12.46	14.04	%**	$0.2	9.69%*	1.89	%‡*	.52%*	170	%**
8/31/2012	$—	$11.05	12.07%		$0.1	10.74%	1.87	%‡	.30%	200%
Period from 3/2/2011^ to 8/31/2011	$—	$9.89	(3.79	%)**	$0.0	26.31%*	1.86	%‡*	.26%*	191	%Ø

Notes to Financial Highlights Equity Funds (Unaudited)

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested and do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses. Except for Large Cap Value and Small Cap Growth, no Fund's total returns were impacted by class action proceeds as listed in Note A-4 to the Financial Statements for the six months ended February 28, 2013. Had Mid Cap Intrinsic Value not received the class action proceeds, total return based on per share NAV for the year ended August 31, 2012 would have been 12.48%, 12.34%, 12.86% and 12.16% for Investor Class, Trust Class, Institutional Class and Class R3, respectively. Had Large Cap Value not received the class action proceeds, total return based on per share NAV for the six months ended February 28, 2013 would have been 15.13%, 14.98%, 14.96%, 15.26% and 15.00% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class A, respectively. Had Small Cap Growth not received the class action proceeds, total return based on per share NAV for the six months ended February 28, 2013 would have been 4.00%, 3.92%, 3.78%, 4.16%, 4.00%, 3.62% and 3.84% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3, respectively.

‡‡
On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

‡‡‡
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class.

‡‡‡‡
On April 19, 2010, Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

†††
During the period from November 2, 2006 through June 9, 2008, Equity Income's Trust Class had only one investor, which could have impacted Fund performance. On June 9, 2008, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

††††
During the period from November 2, 2006 through December 21, 2009, Multi-Cap Opportunities' Trust Class had only one investor, which could have impacted Fund performance. On December 21, 2009, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

†††††
During the period from November 2, 2006 through April 19, 2010, Value's Trust Class had only one investor, which could have impacted Fund performance. On April 19, 2010, the Fund's Trust Class was converted into the Fund's Institutional Class and the Fund had only one Institutional Class investor, which could have impacted performance. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

‡
After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management (or, for certain Funds, as indicated below in footnote §, after repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable). The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,		Year Ended August 31,
	2013		2012	2011		2010		2009		2008
Emerging Markets Equity Fund Institutional Class	1.25%		1.25%	1.26%		1.26%		1.28	%(8)	—
Emerging Markets Equity Fund Class A	1.50%		1.50%	1.50%		1.51%		1.53	%(8)	—
Emerging Markets Equity Fund Class C	2.25%		2.25%	2.26%		2.26%		2.28	%(8)	—
Emerging Markets Equity Fund Class R3	1.91%		1.92%	1.91%		1.93	%(2)	—		—
Equity Income Fund Institutional Class	.68%		.71%	.80%		.80%		.80%		.97	%(7)
Equity Income Fund Class A	1.06%		1.13%	1.16%		1.16%		1.16%		1.17	%(12)
Equity Income Fund Class C	1.81%		1.84%	1.91%		1.91%		1.91%		1.92	%(12)
Equity Income Fund Class R3	1.41%		1.41%	1.41%		1.41	%(2)	—		—
Focus Fund Investor Class	.95%		.97%	.97%		.97%		.99%		.89%
Focus Fund Trust Class	1.15%		1.16%	1.16%		1.19%		1.24%		1.11%
Focus Fund Advisor Class	1.30%		1.31%	1.32%		1.42%		1.50%		1.34%
Focus Fund Institutional Class	.75%		.75%	.75%		.75	%(2)	—		—
Focus Fund Class A	1.11%		1.11%	1.11%		1.11	%(2)	—		—
Focus Fund Class C	1.86%		1.86%	1.86%		1.86	%(2)	—		—
Genesis Fund Investor Class	1.03%		1.03%	1.05%		1.06%		1.08%		1.03%
Genesis Fund Trust Class	1.11%		1.11%	1.13%		1.12%		1.12%		1.09%
Genesis Fund Advisor Class	1.38%		1.38%	1.40%		1.38%		1.38%		1.35%
Genesis Fund Institutional Class	.85%		.85%	.87%		.85%		.85%		.84%
Global Equity Fund Institutional Class	1.15%		1.15%	1.15	%(16)	—		—		—
Global Equity Fund Class A	1.51%		1.51%	1.51	%(16)	—		—		—
Global Equity Fund Class C	2.26%		2.26%	2.26	%(16)	—		—		—
Global Thematic Opportunities Fund Institutional Class	1.25%		1.25%	1.25	%(16)	—		—		—
Global Thematic Opportunities Fund Class A	1.61%		1.61%	1.61	%(16)	—		—		—
Global Thematic Opportunities Fund Class C	2.36%		2.36%	2.36	%(16)	—		—		—
Guardian Fund Investor Class	.91%		.92%	.92%		.95%		.97%		.89%
Guardian Fund Trust Class	1.09%		1.09%	1.09%		1.12%		1.14%		1.07%
Guardian Fund Advisor Class	1.50%		1.50%	1.50%		1.50%		1.50%		1.50%
Guardian Fund Institutional Class	.74%		.74%	.75%		.75%		.75	%(10)	—
Guardian Fund Class A	1.11%		1.11%	1.11%		1.11%		1.11	%(10)	—
Guardian Fund Class C	1.86%		1.86%	1.86%		1.86%		1.86	%(10)	—
Guardian Fund Class R3	1.36%		1.36%	1.36%		1.36%		1.36	%(10)	—
International Equity Fund Investor Class	1.09	%(17)	—	—		—		—		—

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Six Months Ended February 28,		Year Ended August 31,
	2013		2012	2011	2010		2009		2008
International Equity Fund Trust Class	1.19	%(17)	—	—	—		—		—
International Equity Fund Institutional Class	.85%		.84%	.80%	.80%		.81%		.81%
International Equity Fund Class A	1.27	%(17)	—	—	—		—		—
International Equity Fund Class C	2.04	%(17)	—	—	—		—		—
International Large Cap Fund Trust Class	1.25%		1.25%	1.25%	1.25%		1.27%		1.28%
International Large Cap Fund Institutional Class	.90%		.90%	.90%	.90%		.92%		.93%
International Large Cap Fund Class A	1.24%		1.24%	1.24%	1.24%		1.29%		1.34	%(3)
International Large Cap Fund Class C	2.00%		2.00%	2.00%	2.01%		2.01%		2.04	%(3)
International Large Cap Fund Class R3	1.51%		1.51%	1.51%	1.51%		1.52	%(10)	—
Intrinsic Value Fund Institutional Class	1.00%		1.00%	1.00%	1.00	%(14)	—		—
Intrinsic Value Fund Class A	1.36%		1.36%	1.36%	1.36	%(14)	—		—
Intrinsic Value Fund Class C	2.11%		2.11%	2.11%	2.11	%(14)	—		—
Large Cap Disciplined Growth Fund Investor Class	1.11%		1.11%	1.11%	1.11%		1.34%		1.51%
Large Cap Disciplined Growth Fund Institutional Class	.75%		.75%	.75%	.75%		.75	%(9)	—
Large Cap Disciplined Growth Fund Class A	1.11%		1.11%	1.11%	1.11%		1.11	%(9)	—
Large Cap Disciplined Growth Fund Class C	1.86%		1.86%	1.86%	1.86%		1.86	%(9)	—
Large Cap Disciplined Growth Fund Class R3	1.36%		1.36%	1.36%	1.36%		1.36	%(10)	—
Large Cap Value Fund Investor Class	.88%		.87%	.85%	.85%		.89%		.81%
Large Cap Value Fund Trust Class	1.07%		1.05%	1.04%	1.03%		1.04%		.99%
Large Cap Value Fund Advisor Class	1.22%		1.20%	1.19%	1.18%		1.20%		1.15%
Large Cap Value Fund Institutional Class	.70%		.70%	.69%	.69%		.70%		.66%
Large Cap Value Fund Class A	1.11%		1.07%	1.11%	1.11	%(2)	—		—
Large Cap Value Fund Class C	1.86%		1.86%	1.86%	1.86	%(2)	—		—
Large Cap Value Fund Class R3	1.36%		1.36%	1.36%	1.36	%(2)	—		—
Mid Cap Growth Fund Investor Class	.99%		1.01%	1.02%	1.07%		1.11%		1.01%
Mid Cap Growth Fund Trust Class	1.05%		1.05%	1.07%	1.14%		1.26%		1.25%
Mid Cap Growth Fund Advisor Class	1.30%		1.44%	1.50%	1.50%		1.50%		1.50%
Mid Cap Growth Fund Institutional Class	.75%		.75%	.75%	.75%		.75%		.75%
Mid Cap Growth Fund Class A	1.11%		1.11%	1.11%	1.11%		1.11	%(10)	—
Mid Cap Growth Fund Class C	1.86%		1.86%	1.86%	1.86%		1.86	%(10)	—
Mid Cap Growth Fund Class R3	1.36%		1.36%	1.36%	1.36%		1.36	%(10)	—
Mid Cap Intrinsic Value Fund Investor Class	1.20%		1.18%	1.22%	1.22%		1.36%		1.13%
Mid Cap Intrinsic Value Fund Trust Class	1.25%		1.25%	1.26%	1.25%		1.25%		1.26%
Mid Cap Intrinsic Value Fund Institutional Class	.85%		.85%	.86%	.85	%(13)	—		—
Mid Cap Intrinsic Value Fund Class A	1.21%		1.21%	1.22%	1.21	%(2)	—		—
Mid Cap Intrinsic Value Fund Class C	1.97%		1.96%	1.97%	1.96	%(2)	—		—
Mid Cap Intrinsic Value Fund Class R3	1.46%		1.46%	1.47%	1.46	%(2)	—		—
Real Estate Fund Trust Class	1.04%		1.03%	.99%	.99%		.99%		1.00%

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Six Months Ended February 28,	Year Ended August 31,
	2013	2012	2011		2010		2009		2008
Real Estate Fund Institutional Class	.85%	.85%	.85%		.85%		.85%		.87	%(6)
Real Estate Fund Class A	1.21%	1.21%	1.21%		1.21	%(2)	—		—
Real Estate Fund Class C	1.96%	1.96%	1.96%		1.96	%(2)	—		—
Real Estate Fund Class R3	1.46%	1.46%	1.46%		1.46	%(2)	—		—
Select Equities Fund Institutional Class	.75%	.75%	.75%		.75%		.75%		.76	%(3)
Select Equities Fund Class A	1.20%	1.20%	1.20%		1.20%		1.20%		1.24	%(3)
Select Equities Fund Class C	1.95%	1.95%	1.95%		1.95%		1.95%		1.99	%(3)
Small Cap Growth Fund Investor Class	1.23%	1.21%	1.15%		1.15%		1.30%		1.31%
Small Cap Growth Fund Trust Class	1.40%	1.39%	1.37%		1.37%		1.40%		1.41%
Small Cap Growth Fund Advisor Class	1.53%	1.58%	1.60%		1.60%		1.60%		1.61%
Small Cap Growth Fund Institutional Class	.90%	.90%	.90%		.91%		.90%		.91	%(5)
Small Cap Growth Fund Class A	1.26%	1.26%	1.26%		1.26%		1.26	%(10)	—
Small Cap Growth Fund Class C	2.01%	2.01%	2.01%		2.01%		2.01	%(10)	—
Small Cap Growth Fund Class R3	1.51%	1.51%	1.51%		1.51%		1.52	%(10)	—
Socially Responsive Fund Investor Class	.88%	.89%	.90%		.94%		.93%		.90%
Socially Responsive Fund Trust Class	1.05%	1.06%	1.08%		1.12%		1.13%		1.09%
Socially Responsive Fund Institutional Class	.70%	.71%	.74%		.75%		.75%		.75	%(4)
Socially Responsive Fund Class A	1.11%	1.11%	1.11%		1.11%		1.11	%(10)	—
Socially Responsive Fund Class C	1.86%	1.86%	1.86%		1.86%		1.86	%(10)	—
Socially Responsive Fund Class R3	1.31%	1.33%	1.36%		1.36%		1.36	%(10)	—
Value Fund Institutional Class	.71%	.73%	.75	%(11)	.92	%(1)(11)	1.03	%(1)(11)	1.01	%(1)(11)
Value Fund Class A	1.12%	1.08%	1.12	%(15)	—		—		—
Value Fund Class C	1.89%	1.87%	1.86	%(15)	—		—		—

(1)
On April 19, 2010, Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(2)	Period from June 21, 2010 to August 31, 2010.
(3)	Period from December 20, 2007 to August 31, 2008.
(4)	Period from November 28, 2007 to August 31, 2008.
(5)	Period from April 1, 2008 to August 31, 2008.
(6)	Period from June 4, 2008 to August 31, 2008.
(7)
On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(8)	Period from October 8, 2008 to August 31, 2009. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.
(9)	Period from April 6, 2009 to August 31, 2009.
(10)	Period from May 27, 2009 to August 31, 2009.
(11)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

(12)	Period from June 9, 2008 to August 31, 2008.
(13)	Period from March 8, 2010 to August 31, 2010.
(14)	Period from May 10, 2010 to August 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.
(15)	Period from March 2, 2011 to August 31, 2011.
(16)	Period from June 30, 2011 to August 31, 2011. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.
(17)	Period from January 28, 2013 to February 28, 2013.
^^
After utilization of the Line of Credit by Multi-Cap Opportunities (2011) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, and had a Fund not utilized the Line of Credit or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2013	2012	2011	2010		2009		2008
Multi-Cap Opportunities Fund Institutional Class	.96%	1.00%	1.01%	1.00	%(1)	1.02	%(3)	1.01	%(3)
Multi-Cap Opportunities Fund Class A	1.35%	1.36%	1.37%	1.36	%(2)	—		—
Multi-Cap Opportunities Fund Class C	2.11%	2.11%	2.12%	2.12	%(2)	—		—

(1)
On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(2)	Period from December 21, 2009 to August 31, 2010.
(3)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.
§
After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2013	2012	2011	2010	2009	2008
Equity Income Fund Institutional Class	—	.70%	.76%	—	—	—
Equity Income Fund Class A	—	1.07%	1.16%	—	—	—
Equity Income Fund Class C	—	1.82%	1.90%	—	—	—
Equity Income Fund Class R3	1.31%	1.35%	—	—	—	—
Focus Fund Advisor Class	—	—	—	1.39%	—	—
Guardian Fund Advisor Class	1.33%	1.33%	1.35%	—	—	—
Guardian Fund Institutional Class	—	.74%	.74%	—	—	—
Guardian Fund Class A	1.11%	—	—	—	—	—

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Six Months Ended February 28,	Year Ended August 31,
	2013	2012	2011	2010	2009	2008
Large Cap Disciplined Growth Fund Investor Class	1.03%	1.03%	1.08%	—	—	—
Large Cap Value Fund Institutional Class	—	—	—	.68%	—	—
Large Cap Value Fund Class A	—	1.05%	—	—	—	—
Mid Cap Growth Fund Advisor Class	—	1.31%	1.34%	1.48%	—	—
Multi-Cap Opportunities Fund Institutional Class	.85%	.93%	—	—	—	—
Multi-Cap Opportunities Fund Class A	1.19%	1.30%	—	—	—	—
Multi-Cap Opportunities Fund Class C	1.98%	—	—	—	—	—
Socially Responsive Fund Institutional Class	—	—	.72%	—	—	—
Socially Responsive Fund Class A	1.09%	1.11%	—	—	—	—
Socially Responsive Fund Class C	1.85%	—	—	—	—	—
Socially Responsive Fund Class R3	—	1.32%	1.35%	—	—	—

^	The date investment operations commenced.
@	Calculated based on the average number of shares outstanding during each fiscal period.
ØØ
Prior to June 1, 2011, redemption fees were charged on Emerging Markets Equity, International Equity, International Large Cap, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.
**	Not annualized.
Ø
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2008 for Equity Income, International Large Cap, Real Estate, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2009 for Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2010 for Emerging Markets Equity, Equity Income, Focus, Large Cap Value, Mid Cap Intrinsic Value, Multi-Cap Opportunities and Real Estate, for the year ended August 31, 2011 for Value and for the six months ended February 28, 2013 for International Equity.

##
On August 15, 2008, Genesis acquired all of the net assets of Neuberger Berman Fasciano Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Fasciano (acquired fund) prior to the merger date.

###
On April 9, 2009, Large Cap Disciplined Growth (formerly, Neuberger Berman Century Fund) acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Large Cap Disciplined Growth (acquired fund) prior to the merger date.

a
On January 25, 2013, International Equity (formerly, Neuberger Berman International Institutional Fund) acquired all of the net assets of Neuberger Berman International Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by International (acquired fund) prior to the merger date.

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C and Class R3 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of Trustees of Neuberger Berman Equity Funds ("Board"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or Neuberger Berman Equity Funds ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for each series of Neuberger Berman Equity Funds (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and Neuberger Berman LLC ("Neuberger") in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management and Neuberger regarding their personnel, operations and financial conditions as they relate to the Funds. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. One of those meetings was devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of each Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management personnel of Management and Neuberger who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Funds. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management and Neuberger had provided, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by each Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Funds and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of each Fund relative to its benchmark and the average performance of composite peer groups of investment companies pursuing broadly similar strategies. The Board also reviewed during the period performance in relation to certain measures of the degree of investment risk undertaken by the portfolio manager(s). In the case of those Funds that had underperformed their peer groups and/or relevant market indices, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's resources and responsiveness with respect to the Funds that experienced lagging performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. In the case of the newer funds, the Board conducted this review when the Funds were first approved by the Board. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost."

In addition, the Board considered the contractual limits on Fund expenses undertaken by Management for certain classes of each Fund and the voluntary waiver of a portion of the management fee by Management for Neuberger Berman Mid Cap Intrinsic Value Fund and Neuberger Berman International Equity Fund. The Board noted that Management has incurred a loss on certain of the Funds during the review period.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. The Board compared the fees charged to each Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in Management's and Neuberger's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

I0134 04/13

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is filed herewith.  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Only required in the annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	A copy of the Code of Ethics is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: May 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: May 3, 2013

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: May 3, 2013